                                                    REGISTRATION NO. 333-141082
                                                     REGISTRATION NO. 811-01705

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933                [X]
                        PRE-EFFECTIVE AMENDMENT NO.                [_]
                       POST-EFFECTIVE AMENDMENT NO. 9              [X]
                                   AND/OR
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940            [X]
                             AMENDMENT NO. 299                     [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                              SEPARATE ACCOUNT A
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                  (NAMES AND ADDRESSES OF AGENTS FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                        901 NEW YORK AVENUE, NORTHWEST
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2015 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.
    [_]75 days after filing pursuant to paragraph (a)(2) of Rule 485.
    [_]On       pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under group variable annuity contracts.

================================================================================

                                     NOTE

This Post-Effective Amendment No. 9 ("PEA") to the Form N-4 Registration Statement No. 333-141082 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account A is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

EQUI-VEST(R) At Retirement/SM/

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2015


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR THE TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS EQUI-VEST(R) AT RETIREMENT/SM/?

EQUI-VEST(R) At Retirement/SM/ is a deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option or fixed maturity options ("investment options"). There is no withdrawal charge under the contract.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The contract should also be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract.

Certain features and benefits described in this prospectus may vary in your state; all features and benefits may not be available in all contracts or in all states. Please see Appendix V later in this prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this prospectus may not be available at the time you purchase the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any contribution from you after you purchase the contract.

VARIABLE INVESTMENT OPTIONS/(1)/
BALANCED/HYBRID
.. AXA Balanced Strategy
.. AXA Conservative Growth Strategy
.. AXA Conservative Strategy
--------------------------------------------------------------------------------
(1)If you purchased your contract before approximately July 20, 2009, these variable investment options are not available to you. Please see the current supplement to your prospectus, which describes the variable investment options that are available to you.

You may allocate amounts to any of the variable investment options. At any time, we have the right to terminate any future contributions. Each variable investment option is a subaccount of Separate Account A . Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust (the "Trust"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

You may also allocate amounts to the guaranteed interest option and the fixed maturity options, which are discussed later in this prospectus.

TYPES OF CONTRACTS. For existing EQUI-VEST(R) contract owners, we offer the EQUI-VEST(R) At Retirement/SM/ contract for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA")
    (contract must continue to be part of a 403(b) plan).

In order to purchase an EQUI-VEST(R) At Retirement/SM/ contract, your initial contribution must be at least $50,000 and must come from the transfer of the cash value of an EQUI-VEST(R) series variable annuity contract that you currently own under which withdrawal charges no longer apply. The eligible EQUI-VEST(R) contract types are traditional IRA (including our product designated QP IRA), Roth IRA, NQ, TSA (contract must continue to be part of a 403(b) plan) and the same type of IRA and NQ offered in EQUI-VEST(R) Express/SM/. The transfer of cash value will constitute a termination of that particular EQUI-VEST(R) contract. You cannot purchase an EQUI-VEST(R) At Retirement/SM/ contract if a rollover or direct transfer contribution into your eligible EQUI-VEST(R) contract has occurred within two EQUI-VEST(R) contract years before your purchase of an EQUI-VEST(R) At Retirement/SM/ contract. Additionally, you must be age 55 or older (subject to maximum issue age limitations) and, for TSA contracts, no longer employed by the employer who provided the funds for the purchase of your EQUI-VEST(R) contract. However, the contract must continue to be a part of a 403(b) plan. We also offer direct rollovers to IRAs for TSA contracts.

Subject to certain conditions and contribution limitations as described in the above paragraphs, additional EQUI-VEST(R) traditional IRA contract types may be eligible for replacement with this contract. The additional eligible EQUI-VEST(R) contract types are:

Employer-funded traditional individual retirement annuities ("IRAs"):

..   A simplified employee pension plan ("SEP") sponsored by an employer.

..   SEPs funded by salary reduction arrangements ("SARSEPs") for plans established by employers before January 1, 1997.

..   SIMPLE IRAs funded by employee salary reduction and employer contributions.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                    EQUI-VEST At Retirement/SM/
                                                                   ('04)(IF/NB)
                                                                        #792904

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION IS TRANSFERRED FROM
YOUR EQUI-VEST(R) OR EQUI-VEST(R) EXPRESS/SM/ CONTRACT. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12-MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12-MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR." THE END OF EACH 12-MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS APRIL 30.
--------------------------------------------------------------------------------


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2015, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

Contents of this Prospectus

--------------------------------------------------------------------------------


             Index of key words and phrases                      5
             Who is AXA Equitable?                               6
             How to reach us                                     7
             EQUI-VEST(R) At Retirement/SM /at a glance -- key
               features                                          9

             ------------------------------------------------------
             FEE TABLE                                          11
             ------------------------------------------------------

             Example                                            12
             Condensed financial information                    12

             ------------------------------------------------------
             1. CONTRACT FEATURES AND BENEFITS                  13
             ------------------------------------------------------
             How you can purchase and contribute to your
               contract                                         13
             Owner and annuitant requirements                   14
             How you can make your contributions                14
             What are your investment options under the
               contract?                                        14
             Portfolios of the Trust                            15
             Allocating your contributions                      18
             Guaranteed minimum death benefit and Guaranteed
               minimum income benefit base                      18
             Annuity purchase factors                           19
             Guaranteed minimum income benefit option ("GMIB")  19
             Guaranteed minimum death benefit                   22
             Guaranteed benefit offers                          22
             Your right to cancel within a certain number of
               days                                             22

             ------------------------------------------------------
             2. DETERMINING YOUR CONTRACT'S VALUE               24
             ------------------------------------------------------
             Your account value and cash value                  24
             Your contract's value in the variable investment
               options                                          24
             Your contract's value in the guaranteed interest
               option                                           24
             Your contract's value in the fixed maturity
               options                                          24
             Insufficient account value                         24

             ------------------------------------------------------
             3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          25
             ------------------------------------------------------
             Transferring your account value                    25
             Disruptive transfer activity                       26
             Dollar cost averaging                              27
             Our administrative procedures for calculating
               your Roll-Up benefit base following a transfer   25

-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

      -------------------------------------------------------------------
      4. ACCESSING YOUR MONEY                                         28
      -------------------------------------------------------------------
      Withdrawing your account value                                  28
      How withdrawals are taken from your account value               29
      How withdrawals affect your Guaranteed minimum income
        benefit and Guaranteed minimum death benefit                  29
      Withdrawals treated as surrenders                               29
      Loans under TSA contracts                                       29
      Surrendering your contract to receive its cash value            30
      When to expect payments                                         30
      Your annuity payout options                                     30

      -------------------------------------------------------------------
      5. CHARGES AND EXPENSES                                         33
      -------------------------------------------------------------------
      Charges that AXA Equitable deducts                              33
      Charges that the Trust deducts                                  34
      Group or sponsored arrangements                                 34
      Other distribution arrangements                                 34

      -------------------------------------------------------------------
      6. PAYMENT OF DEATH BENEFIT                                     35
      -------------------------------------------------------------------
      Your beneficiary and payment of benefit                         35
      Spousal protection                                              36
      Beneficiary continuation option                                 36

      -------------------------------------------------------------------
      7. TAX INFORMATION                                              39
      -------------------------------------------------------------------
      Overview                                                        39
      Buying a contract to fund a retirement arrangement              39
      Transfers among investment options                              40
      Taxation of nonqualified annuities                              40
      Individual retirement arrangements (IRAs)                       41
      Traditional individual retirement annuities (traditional IRAs)  42
      Roth individual retirement annuities (Roth IRAs)                45
      Tax-sheltered annuity contracts (TSAs)                          46
      Federal and state income tax withholding and information
        reporting                                                     49
      Impact of taxes to AXA Equitable                                50

      -------------------------------------------------------------------
      8. MORE INFORMATION                                             51
      -------------------------------------------------------------------
      About our Separate Account A                                    51
      About the Trust                                                 51
      About our fixed maturity options                                51
      About the general account                                       52
      Dates and prices at which contract events occur                 53
      About your voting rights                                        53
      Cybersecurity                                                   54
      Statutory compliance                                            54
      About legal proceedings                                         54
      Financial statements                                            54
      Transfers of ownership, collateral assignments, loans and
        borrowing                                                     54
      Distribution of the contracts                                   55

      -------------------------------------------------------------------
      9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE              56
      -------------------------------------------------------------------

           ----------------------------------------------------------
           APPENDICES
           ----------------------------------------------------------
             I  --  Condensed financials                         I-1
            II  --  Market value adjustment example             II-1
           III  --  Enhanced death benefit example             III-1
            IV  --  Hypothetical illustrations                  IV-1
             V  --  State contract availability and/or
                      variations of certain features and
                      benefits                                   V-1

           ----------------------------------------------------------
           STATEMENT OF ADDITIONAL INFORMATION
             Table of contents
           ----------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                               PAGE

            6% Roll-Up to age 85                                18
            account value                                       24
            administrative charge                               33
            annual administrative charge                        33
            Annual Ratchet to age 85 enhanced death benefit     19
            annuitant                                           13
            annuitization                                       30
            annuity maturity date                               32
            annuity payout options                              30
            annuity purchase factors                            19
            beneficiary                                         35
            Beneficiary continuation option                     36
            benefit base                                        18
            business day                                        53
            cash value                                          24
            charges for state premium and other applicable
              taxes                                             34
            contract date                                        2
            contract date anniversary                            2
            contract year                                        2
            contributions to Roth IRAs                          45
               regular contributions                            45
               conversion contributions                         45
            contributions to traditional IRAs                   42
               regular contributions                            42
               rollover contributions                           42
            disruptive transfer activity                        26
            distribution charge                                 33
            ERISA                                               34
            Fixed-dollar option                                 27
            fixed maturity options                              17
            free look                                           22
            general account                                     52
            guaranteed interest option                          17
            Guaranteed minimum death benefit                    22
            Guaranteed minimum death benefit/guaranteed
              minimum income benefit roll-up benefit base
              reset option                                      36

                                                              PAGE

           Guaranteed minimum income benefit                     19
           Guaranteed minimum income benefit charge              34
           Guaranteed minimum income benefit "no lapse
             guarantee"                                          24
           IRA                                                    1
           IRS                                                   39
           investment options                                     1
           Investment Simplifier                                 27
           Lifetime minimum distribution withdrawals             28
           loans under TSA                                       29
           lump sum withdrawals                                  32
           market adjusted amount                                17
           market timing                                         26
           market value adjustment                               18
           maturity dates                                        17
           maturity value                                        17
           Mortality and expense risks charge                    33
           NQ                                                     1
           Online Account Access                                  7
           partial withdrawals                                   28
           portfolio                                           1,15
           processing office                                      7
           rate to maturity                                      17
           Roth IRA                                               1
           SAI                                                    2
           SEC                                                    2
           Separate Account A                                    51
           Spousal protection                                    36
           Standard death benefit                                18
           Systematic withdrawals                                28
           TOPS                                                   7
           Trusts                                                51
           traditional IRA                                     1,42
           TSA                                                 1,46
           unit                                               24,51
           variable investment options                           14
To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
account value                          Annuity Account Value

unit                                   Accumulation Unit
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $577.7 billion in assets as of December 31, 2014. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.
--------------------------------------------------------------------------------
 FOR ALL COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  AXA Equitable
  EQUI-VEST(R) Processing Office
  P.O. Box 4956
  Syracuse, NY 13221-4956
--------------------------------------------------------------------------------
 FOR ALL COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  AXA Equitable
  EQUI-VEST(R) Processing Office
  100 Madison Street
  Suite 1000
  Syracuse, NY 13202
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   confirmation notices of financial transactions; and

..   quarterly statements of your contract values as of the close of each calendar quarter.

As required, notices and statements will be sent by mail under certain circumstances. They are also available on Online Account Access.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options; and

..   the daily unit values for the variable investment options.

You can also:

..   change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options); and

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only).

Under TOPS only you can:

..   elect investment simplifier.

Under Online Account Access only you can:

..   elect to receive certain contract statements electronically;

..   change your address;

..   access Frequently Asked Questions and Service Forms; and

..   obtain performance information regarding the variable investment options.

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free (800) 755-7777. You may use Online Account Access by visiting our website at www.axa.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).


We reserve the right to discontinue offering TOPS at any time in the future.

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. until 7:00 p.m., and on Friday until 5:00 p.m., Eastern time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you via the TDD.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)election of dollar cost averaging programs;

(2)requests for loans under TSA contracts;

(3)election of required minimum distribution automatic withdrawal option;

(4)election of the beneficiary continuation option;

(5)direct transfers;

(6)exercise of the Guaranteed minimum income benefit;

(7)requests to reset your Roll-Up benefit base (for contracts that have both the Guaranteed minimum income benefit and the

                             WHO IS AXA EQUITABLE?

   Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(8)tax withholding election;

(9)death claims;

(10)change in ownership (NQ only); and

(11)contract surrender and withdrawal requests.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)address changes;

(2)beneficiary changes; and

(3)transfers between investment options.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)investment simplifier;

(2)systematic withdrawals; and

(3)the date annuity payments are to begin.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.

                             WHO IS AXA EQUITABLE?

EQUI-VEST(R) At RetirementSM at a glance -- key features

--------------------------------------------------------------------------------

PROFESSIONAL INVESTMENT     EQUI-VEST(R) At Retirement/SM/'s variable investment
MANAGEMENT                  options invest in different portfolios sub-advised by
                            professional investment advisers.
------------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options with maturities ranging from
                                approximately 1 to 10 years (subject to availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            --------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of the amount in a
                            fixed maturity option, this may increase or decrease any
                            value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.
------------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
------------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            .   No tax on transfers among investment options inside the
                                contract.
                            --------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA) or tax sheltered annuity (TSA), you should be aware that such contracts do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for
                            tax-qualified arrangements. Before purchasing one of these contracts, you should consider whether its features and
                            benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                            and costs of these contracts compared with any other
                            investment that you may use in connection with your
                            retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have
                            limited usefulness because of required minimum
                            distributions ("RMDs").
------------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit ("GMIB") provides
INCOME BENEFIT              income protection for you during your life once you elect
                            to annuitize the contract.
------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS        .   Your initial contribution must be from the transfer of
                                the cash value of an EQUI-VEST(R) or EQUI-VEST(R)
                                Express/SM /contract that you currently own, under
                                which withdrawal charges no longer apply, to an EQUI-
                                VEST(R) At Retirement/SM /contract of the same type,
                                for example, traditional IRA to traditional IRA, NQ to
                                NQ.
                               Initial minimum: $50,000
                            --------------------------------------------------------------
                            .   There is no minimum dollar amount on additional
                                contributions but additional contributions must also be
                                a transfer of the total cash value of an EQUI-VEST(R)
                                or EQUI-VEST(R) Express/SM /contract that you currently
                                own, under which withdrawal charges no longer apply, to
                                an EQUI-VEST(R) At Retirement/SM /contract of the same
                                type, for example, traditional IRA to traditional IRA,
                                NQ to NQ. We also offer direct rollovers to IRAs for
                                TSA contracts.
                            .   Upon advance notice to you, we may exercise certain
                                rights we have under the contract regarding
                                contributions, including our rights to (i) change
                                minimum and maximum contribution requirements and
                                limitations, and (ii) discontinue acceptance of
                                additional contributions. Further, we may at any time
                                exercise our rights to limit or terminate your
                                contributions and transfers to any of the variable
                                investment options and limit the number of variable
                                investment options which you may elect. For more
                                information, see "How you can purchase and contribute
                                to your contract" in "Contract features and benefits"
                                later in this prospectus.
------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY        .   Partial withdrawals
                            .   Several periodic withdrawal options
                            .   Loans under TSA contracts
                            .   Contract surrender
                            You may incur income tax and a tax penalty. Certain
                            withdrawals will diminish the value of optional benefits.
------------------------------------------------------------------------------------------
PAYOUT OPTIONS              .   Fixed annuity payout options
                            .   Variable Immediate Annuity payout options (described in
                                a separate prospectus for that option)
                            .   Income Manager/SM /payout options (described in a
                                separate prospectus for that option)
------------------------------------------------------------------------------------------

          EQUI-VEST(R) AT RETIREMENT/SM/ AT A GLANCE -- KEY FEATURES

----------------------------------------------------------------------------------
ADDITIONAL FEATURES   .   Guaranteed minimum death benefit options
                      .   Dollar cost averaging
                      .   Free transfers
                      .   Spousal protection (NQ contracts only)
                      .   Beneficiary continuation option
                      .   Guaranteed minimum death benefit/Guaranteed minimum
                          income benefit roll-up benefit base reset.
                      .   Guaranteed minimum income benefit no lapse guarantee
                      .   Successor/owner annuitant
----------------------------------------------------------------------------------
FEES AND CHARGES      Please see "Fee table" later in this section for complete
                      details.
----------------------------------------------------------------------------------
ANNUITANT ISSUE AGES  .   55-75
----------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS, INCLUDING THE AVAILABILITY OF ALL INVESTMENT OPTIONS, MAY VARY IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD OR DEPENDING ON WHEN YOU PURCHASED YOUR CONTRACT; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS OR IN ALL STATES. PLEASE SEE APPENDIX V LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The prospectus should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this prospectus for additional information.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. While you may not be able to make a direct exchange of your EQUI-VEST(R) contract value into these other contracts, they may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some selling broker-dealers may limit their clients from purchasing optional benefits based upon the client's age.

          EQUI-VEST(R) AT RETIREMENT/SM/ AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying and owning the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus. No sales charges are imposed at the time of purchase, withdrawal or surrender of the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state may apply.

The first table describes fees and expenses that you will pay if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

----------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME
 YOU REQUEST CERTAIN TRANSACTIONS
----------------------------------------------------------------------------------

Special services charges
  .   Wire transfer charge/(1)/                         $90 (current and maximum)
  .   Express mail charge/(1)/                          $35 (current and maximum)
----------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

---------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT
 OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
 ASSETS
---------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                       -
Mortality and expense risks                             0.75%
Administrative                                          0.30%
Distribution                                            0.20%
                                                        -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                  1.25 %
---------------------------------------------------------------

-----------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH
 CONTRACT DATE ANNIVERSARY
-----------------------------------------------------------
Maximum annual administrative charge                    $0

There is no annual administrative charge applicable to your EQUI-VEST(R) At Retirement/SM /contract.

-----------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR FOR THE OPTIONAL BENEFIT THAT YOU ELECT
-----------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (calculated as
a percentage of the applicable benefit base. Deducted
annually/(2) /on each contract date anniversary for
which the benefit is in effect):
..   Standard death benefit (available only with the
    Guaranteed minimum income benefit)                   0.00%
-----------------------------------------------------------------------------------------------------------------
..   Annual Ratchet to age 85                             0.25% of the Annual Ratchet to age 85 benefit base
-----------------------------------------------------------------------------------------------------------------
..   Greater of 6% Roll-Up to age 85 or Annual Ratchet    0.60% of the greater of 6% Roll-Up to age 85 benefit
    to age 85                                            base or the Annual Ratchet to age 85 benefit base, as
                                                         applicable
-----------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE (calculated
as a percentage of the applicable benefit base.
Deducted annually/(2) /on each contract date
anniversary for which the benefit is in effect)          0.65%
NET LOAN INTEREST CHARGE -- TSA CONTRACTS ONLY
(calculated as a percentage of the outstanding loan
amount and deducted at the time the loan repayment is
received)                                                2.00%/(3)/
-----------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


---------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL
 PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014           Lowest Highest
(expenses that are deducted from portfolio assets including  1.04%  1.07%
management fees, 12b-1 fees, service fees, and/or other
expenses)/(4)/
---------------------------------------------------------------------------

                                   FEE TABLE

Notes:

(1)Unless you specify otherwise, this charge will be deducted from the amount you request.

(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that contract year.

(3)We charge interest on loans under TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under TSA contracts" later in this prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(4)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2014, if applicable, and for the underlying Portfolio. In addition, the "Lowest" represents the total annual operating expenses of the AXA Conservative Strategy Portfolio. The "Highest" represents the total annual operating expenses of the AXA Balanced Strategy Portfolio.


EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 along with the Guaranteed minimum income benefit) would pay in the situations illustrated.

The fixed maturity options and guaranteed interest option are not covered by the example. However, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and guaranteed interest option. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------------
                                                                         IF YOU SURRENDER OR DO NOT
                                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        N/A      $1,512  $2,344   $4,651   $376    $1,162    $1,994    $4,301
------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        N/A      $1,502  $2,329   $4,622   $373    $1,152    $1,979    $4,272
------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for the unit values and number of units outstanding as of the periods shown for each of the variable investment options, available as of December 31, 2014.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." Your initial contribution must be from the transfer of the cash value of an EQUI-VEST(R) traditional IRA, Roth IRA, NQ, TSA or the same IRA and NQ contract types offered in an EQUI-VEST(R) Express/SM/ contract that you currently own under which withdrawal charges no longer apply. The contract that you purchase must be the same type of contract (for example, an NQ contract to an NQ contract; or a Roth IRA contract to a Roth IRA contract), except for a SEP, SARSEP or SIMPLE IRA for which an IRA contract will be purchased. We also offer direct rollovers to IRAs for TSA contracts. We require a minimum initial contribution of $50,000 for you to purchase a contract. Any additional contributions must also be a transfer of the total cash value of an EQUI-VEST(R) traditional IRA, Roth IRA, NQ, TSA or the same IRA and NQ contract types offered in an EQUI-VEST(R) Express/SM/ contract that you own to a contract of the same type (under which withdrawal charges no longer apply). Additional contributions can be transferred from existing contracts until the annuitant attains age 86. No other contributions are permitted. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

..   Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and
    (ii) discontinue acceptance of additional contributions.

In order to purchase an EQUI-VEST(R) At Retirement/SM/ contract, you must select at least one of the optional benefits available under EQUI-VEST(R) At Retirement/SM/ . However, the standard death benefit can only be elected if GMIB is elected.

--------------------------------------------------------------------------------
THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING
CONTRACT BENEFITS. UNDER NQ CONTRACTS, THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 AVAILABLE FOR ANNUITANT
 CONTRACT TYPE   AGES                     SOURCE OF CONTRIBUTIONS
-------------------------------------------------------------------------------
NQ/(1)/          55 through 75/(1)/       .   Transfer from an existing
                                              EQUI-VEST(R) or EQUI-VEST(R)
                                              Express/SM /NQ contract
-------------------------------------------------------------------------------
IRA              55 through 75            .   Transfer from an existing
                                              EQUI-VEST(R) or EQUI-VEST(R)
                                              Express/SM /IRA (including QP
                                              IRA) or SEP, SARSEP or SIMPLE
                                              IRA contract
-------------------------------------------------------------------------------
Roth IRA         55 through 75            .   Transfer from an existing
                                              EQUI-VEST(R) or EQUI-VEST(R)
                                              Express/SM /Roth IRA contract
-------------------------------------------------------------------------------
TSA/(2)/         55 through 75            .   Transfer from an existing
                                              EQUI-VEST(R) TSA contract
                                              (employer or plan approval
                                              required; contract must continue
                                              to be part of a 403(b) plan.)
-------------------------------------------------------------------------------

(1)If there are more than 2 owners on the existing EQUI-VEST(R) contract, a change of owner form must be completed so that there are only 2 owners before the transfer to an EQUI-VEST(R) At Retirement/SM/ contract is requested. Joint owners are available for NQ contracts only.
(2)The following applies only to TSA contracts: EQUI-VEST(R) At Retirement/SM/ is not available if you have made designated Roth contributions to your original EQUI-VEST(R) TSA contract. Also, due to federal tax law changes, we permit funds from an EQUI-VEST(R) TSA contract which would qualify to be transferred to an EQUI-VEST(R) At Retirement/SM/ TSA (or which were transferred to EQUI-VEST(R) At Retirement/SM/ TSA), to be directly rolled over to an EQUI-VEST(R) At Retirement/SM/ IRA instead. This would apply in situations where the EQUI-VEST(R) At Retirement/SM/ TSA would not continue to be part of a 403(b) plan. See the discussion under "Tax information" later in this prospectus.

See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract, see "Dates and prices at which contract events occur" in "More information" later in this prospectus. Please review your contract for information on contribution limitations.

                        CONTRACT FEATURES AND BENEFITS

OWNER AND ANNUITANT REQUIREMENTS


Under all IRA and TSA contracts, the owner and annuitant must be the same individual. Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability corporations to be owners. We also reserve the right to prohibit the availability of this contract to other non-natural owners. For NQ contracts, we limit ownership to two joint owners. Only natural persons can be joint owners. Owners that are not individuals may be required to document their status to avoid 30% Foreign Account Tax Compliance Act ("FATCA") withholding from U.S.-source income.


For the Spousal protection feature to apply, the spouses must be joint owners. If your EQUI-VEST(R) NQ contract has a spousal joint owner, upon transfer to the EQUI-VEST(R) At Retirement/SM/ contract such joint owner will automatically become the joint owner under the EQUI-VEST(R) At Retirement/SM/ contract.

The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as indicated for TSA contracts below, contributions to your EQUI-VEST(R) At Retirement/SM/ contract can only be made through a direct transfer from an EQUI-VEST(R) or EQUI-VEST(R) Express/SM/ contract that you own to the same type of contract. That is, a traditional IRA must be transferred to a traditional IRA; a Roth IRA must be transferred to a Roth IRA; an NQ contract must be exchanged for another NQ contract with the same owner(s) and annuitant. In the case of a SEP, SARSEP or SIMPLE IRA, a traditional IRA will be purchased.

The following applies only to TSA contracts: EQUI-VEST(R) At Retirement/SM/ is not available if you have made designated Roth contributions to your original EQUI-VEST(R) contract. A direct TSA to TSA contract transfer (whether a contract exchange under the same 403(b) plan or a 403(b) plan to another 403(b) plan direct transfer) may still be made from an EQUI-VEST(R) TSA contract, but only with employer or plan approval and only if the contract continues to be part of a 403(b) plan. Also, due to federal tax law changes, we permit funds from an EQUI-VEST(R) TSA contract which would qualify to be transferred to an EQUI-VEST(R) At Retirement/SM/ TSA (or which were transferred to EQUI-VEST(R) At Retirement/SM/ TSA), to be directly rolled over to an EQUI-VEST(R) At Retirement/SM/ IRA instead. This would apply in situations where the EQUI-VEST(R) At Retirement/SM/ TSA would not continue to be part of a 403(b) plan. See the discussion under "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option and the fixed maturity options. Certain investment options may not be available in all states. See Appendix V later in this prospectus for state variations. Certain variable investment options may not be available, depending on when you purchased your contract. (See the front cover of this prospectus for a full list of which variable investment options are available under your contract.)

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields. Listed below are the currently available portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and to limit the number of variable investment options you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUST

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, ("AXA FMG") a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"). The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.


The AXA Fund of Fund Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). This may effectively suppress the value of guaranteed benefit(s) that are eligible for periodic benefit base resets because your benefit base is available for resets only when your account value is higher. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the

                        CONTRACT FEATURES AND BENEFITS

ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                  INVESTMENT MANAGER (OR
 -- CLASS IB                                                                        SUB-ADVISER(S),           VOLATILITY
 SHARES PORTFOLIO NAME    OBJECTIVE                                                 AS APPLICABLE)            MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
AXA BALANCED              Seeks long-term capital appreciation and current income.  .   AXA Equitable Funds   (check mark)
  STRATEGY/(1)/                                                                         Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH   Seeks current income and growth of capital, with a        .   AXA Equitable Funds   (check mark)
  STRATEGY/(1)/           greater emphasis on current income.                           Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE          Seeks a high level of current income.                     .   AXA Equitable Funds   (check mark)
  STRATEGY/(1)/                                                                         Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------

(1)If you purchased your contract before approximately July 20, 2009, these variable investment options are not available to you. Please see the current supplement to your prospectus, which describes the variable investment options that are available to you.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 628-6673.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

We assign an interest rate each month to amounts allocated to the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but do not reflect the deduction of any optional benefit charges. See Appendix V later in this prospectus for state variations.


Depending on the year and state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2015 ranges from 1% to 3%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this prospectus for restrictions on transfers to and from the guaranteed interest option.

If you elected a guaranteed benefit that provides a 6% roll-up, an allocation to the guaranteed interest option will effectively reduce the growth rate of your guaranteed benefits because the roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the guaranteed interest rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" in "Transferring your money among investment options" later in this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

--------------------------------------------------------------------------------
FIXED MATURITY OPTIONS GENERALLY RANGE FROM ONE TO TEN YEARS TO MATURITY.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

If you elected a guaranteed benefit that provides a 6% roll-up, an allocation to a fixed maturity option will effectively reduce the growth rate of your guaranteed benefits because the roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to a fixed maturity rate option. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" in "Transferring your money among investment options" later in this prospectus.

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for annuitant ages 76 and above. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally ten fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied:

..   you previously allocated a contribution or made a transfer to the same fixed maturity option; or

..   the rate to maturity is 3%; or

..   the fixed maturity option's maturity date is within 45 days; or

..   the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions" below would apply:

(a)transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b)withdraw the maturity value.


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 17, 2015, the next available maturity date was June 15, 2024 (see "About our fixed maturity options" in "More Information" later in this prospectus). We may change our procedures in the future.

                        CONTRACT FEATURES AND BENEFITS

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II at the end of this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all, of the variable investment options, guaranteed interest option and fixed maturity options (subject to availability in certain states -- see Appendix V later in this prospectus for state variations). Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Only one amount may be allocated to any one fixed maturity option. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The standard death benefit can only be elected with GMIB. Any of the enhanced death benefits can be elected by themselves or with GMIB.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits as described in this section. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

6% ROLL-UP TO AGE 85
(USED FOR THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this prospectus.

The effective annual roll-up rate credited to this benefit base is 6% with respect to the variable investment options.

The effective annual roll-up rate with respect to the fixed maturity options, the guaranteed interest option and the loan reserve account under TSA (if applicable) is 3%.

                        CONTRACT FEATURES AND BENEFITS

If you elected a guaranteed benefit that provides a 6% roll-up, an allocation to any investment option that rolls up at 3% will effectively reduce the growth rate of your guaranteed benefit. For more information, see "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" in "Transferring your money among investment options" later in this prospectus.

The benefit base stops rolling up after the contract anniversary following the annuitant's 85th birthday. As noted above, the effective annual roll-up rate is either 3% or 6%, depending on the investment option(s) selected. You should consider the difference in the roll-up rate when you select investment option(s) and investment programs, such as dollar cost averaging.

ANNUAL RATCHET TO AGE 85
(USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, AND THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract anniversary up to the contract anniversary following the annuitant's 85th birthday, plus any contributions made since the most recent ratchet occurred,

                                     less

..   a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT

Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET

If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or on any later contract date anniversary until age 75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset for five years. If after your death your spouse continues this contract, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is the annuitant's age 75.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset; you may not exercise until the tenth contract date anniversary following the date of the reset. See "Guaranteed minimum income benefit option -- Exercise rules" below for more information regarding the 10 year waiting period. Please note that resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, although there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this prospectus. Also, owners of IRA and TSA contracts whose lifetime required minimum distributions must begin before the end of the new exercise waiting period should consider carefully before resetting their rollup benefit base. If the required minimum distributions exceed 6% of the reset benefit base, they would cause a pro rata reduction in the benefit base. On the other hand, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions actually exceed the 6% threshold. See "Lifetime require minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed in "Guaranteed minimum income benefit option" below and annuity payout options are discussed in "Accessing your money" later in this prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's age and sex in certain instances. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options but we will always use the guaranteed purchase factors to determine your periodic payments under the Guaranteed minimum income benefit.

GUARANTEED MINIMUM INCOME BENEFIT OPTION ("GMIB")

The Guaranteed minimum income benefit is available if the annuitant is age 55 through 75 at the time the contract is issued. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in

                        CONTRACT FEATURES AND BENEFITS

"Charges and expenses" later in this prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If the annuitant was older than age 60 at the time an IRA or TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant's age as follows:

--------------------------------------------
      LEVEL PAYMENTS
--------------------------------------------
                      PERIOD CERTAIN YEARS
                      ---------------------
 ANNUITANT'S AGE AT
    EXERCISE          IRAS         NQ
--------------------------------------------
 75 and younger       10           10

       76             9            10

       77             8            10

       78             7            10

       79             7            10

       80             7            10

       81             7            9

       82             7            8

       83             7            7

       84             6            6

       85             5            5
--------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your account value at our then current annuity purchase factors. For TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. The payments will be less than 1/12 or 1/4 of the annual payments, respectively, due to the effect of interest compounding. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except, as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the annuitant's current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

..   If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

..   If your aggregate withdrawals during any contract year exceed 6% of the
    Roll-Up benefit base (as of the beginning of the contract year) or in the first contract year, all contributions received in the first 90 days;

..   Upon annuitant reaching age 85.

Please note that if you participate in our RMD automatic withdrawal option, an automatic withdrawal under that program will not cause the

                        CONTRACT FEATURES AND BENEFITS
no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6% of your Roll-Up benefit base.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this prospectus, assuming no additional contributions, withdrawals or loans under TSA contracts, and assuming there were no allocations to the guaranteed interest option, the fixed maturity options or the loan reserve account.

--------------------------------------------------------------
                                  GUARANTEED MINIMUM INCOME
        CONTRACT DATE          BENEFIT - ANNUAL INCOME PAYABLE
   ANNIVERSARY AT EXERCISE                FOR LIFE
--------------------------------------------------------------
             10                            $11,891
--------------------------------------------------------------
             15                            $18,597
--------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information, within 30 days following your contract date anniversary in order to exercise this benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES

You are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's 85th birthday;

(ii)if the annuitant was age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary which follows the annuitant's attainment of age 85;

(iii)for EQUI-VEST(R) At Retirement/SM/ TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll-over of the TSA contract to an EQUI-VEST(R) At Retirement/SM/ IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(iv)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the date of the reset. Please note that resetting your Roll-Up benefit base will lengthen the waiting period;

(v)a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The successor owner/annuitant's age on the date of the annuitant's death replaces the annuitant's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

(vi)if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

  . A successor owner who is not the annuitant may not be able to exercise the guaranteed minimum income benefit without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract anniversary on which you could exercise the benefit.

  . If the successor owner is the annuitant, the guaranteed minimum income benefit continues only if the benefit could be exercised under the rules described above on a contract anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the guaranteed minimum income benefit cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

  . If you designate your surviving spouse as successor owner, the guaranteed minimum income benefit continues and your surviving spouse may exercise the benefit according to the rules described above even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

  . A successor owner or beneficiary that is a trust or other non-natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this prospectus for more information on these guaranteed benefits.

                        CONTRACT FEATURES AND BENEFITS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions adjusted for any withdrawals. The standard death benefit, available at no additional charge, may be elected only in conjunction with the Guaranteed minimum income benefit. Either one of the enhanced death benefits can be elected by itself or with the Guaranteed minimum income benefit. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

For an additional charge, you may elect one of the enhanced death benefits. If you elect one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant's death adjusted for any subsequent withdrawals, whichever provides the higher amount. See "Payment of death benefit" later in this prospectus for more information.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this prospectus for more information.

OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR ANNUITANT AGES 55 THROUGH 75 AT ISSUE.

Subject to state availability, you may elect one of the following enhanced death benefits (see Appendix V later in this prospectus for state availability of these benefits):

..   ANNUAL RATCHET TO AGE 85.

..   THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus for more information on these guaranteed benefits.

See Appendix III later in this prospectus for an example of how we calculate an enhanced death benefit.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made an offer to a group of contract owners that provided for an increase in account value in return for terminating their guaranteed death benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund or reinstate your original EQUI-VEST(R) or EQUI-VEST(R) Express/SM/ contract. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions, without interest. For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract.

If you cancel your EQUI-VEST(R) At Retirement/SM/ contract during the free look period and choose to reinstate your EQUI-VEST(R) or EQUI-VEST(R) Express/SM/ contract, the death benefit under your EQUI-VEST(R) contract will be restored to its value before the transfer to the EQUI-VEST(R) At Retirement/SM/ contract occurred. Please see "Tax information" later in this prospectus for possible consequences of cancelling your contract.

                        CONTRACT FEATURES AND BENEFITS

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering of your contract to receive its cash value" later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this prospectus for possible consequences of cancelling your contract.

Our processing office, or your financial professional, can provide you with the cancellation instructions.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; and (iv) the loan reserve account (applicable to TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of optional benefit charges; and (ii) the amount of any outstanding loan plus accrued interest (applicable to TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense;

(ii)administrative expenses; and

(iii)distribution charges.

   On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal;

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a TSA contract.

In addition, when we deduct the enhanced death benefit and/or Guaranteed minimum income benefit charges, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix V later in this prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this prospectus for information on this feature.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   If the annuitant is age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less.

..   We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you already have an amount in a fixed maturity option, you may not add additional amounts to that same option.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

..   A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

In addition, we reserve the right to restrict transfers into and among variable investment options including limitations on the number, frequency or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Dollar Cost Averaging" below in this section) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentages of your current account value to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under ''6% Roll-Up to age 85 (Used for the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)'' earlier in the Prospectus, the higher roll-up rate (6%) applies with respect to most investment options, but a lower roll-up rate (3%) applies with respect to the fixed maturity options and the guaranteed interest option and the loan reserve account under TSA (the ''lower roll-up rate options''). The other investment options, to which the higher rate applies, are referred to as the ''higher roll-up rate options'"

Your Roll-Up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 6% and the other portion that is rolling up at 3%. If you transfer account value from a 6% to a 3% option, all or a portion of your benefit base will transfer from the 6% benefit base segment to the 3% benefit base segment. Similarly, if you transfer account value from a 3% option to a 6% option, all or a portion of your benefit base will transfer from the 3% segment to the 6% segment. To determine how much to transfer from one Roll-Up benefit base segment to the other Roll-Up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 6% roll-up rate that is being transferred to an investment option with a 3% roll-up (or vice versa) and transfer the same percentage of the Roll-Up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-Up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in a 6% investment options, and your benefit base is $40,000 and is all rolling up at 6%, and you transfer 50% of your account value ($15,000) to the guaranteed

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS investment option (a 3% investment option), then we will transfer 50% of your benefit base ($20,000) from the 6% benefit base segment to the 3% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 6% and $20,000 will roll-up at 3%. In this example, the amount of your Roll-Up benefit base rolling up at 3% is more than the dollar amount of your transfer to a 3% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 3% investment options, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your account value ($20,000) to a 6% investment option, then we will transfer 50% of your benefit base ($15,000) from the 3% benefit base segment to the 6% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 6% and $15,000 will roll-up at 3%. In this example, the dollar amount of your benefit base rolling up at 6% is less than the dollar amount of your transfer to a 6% investment option.

If you elected a guaranteed death benefit that is available with a 3% Roll-Up benefit base only, your benefit base will not be impacted by transfers among investment options.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

As of the date of this prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

It is possible that the trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trust had not implemented such a fee. If a redemption fee is implemented by the trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trust will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option under a dollar cost averaging program.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

For information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" under "Contract features and benefits" earlier in the prospectus.

INVESTMENT SIMPLIFIER

Our Investment simplifier program allows you to choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. Election of either option does not change the general limitation under your contract that no more than 25% of any contribution may be allocated to the guaranteed interest option described above under "Allocating your contributions." If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers will be made on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value." Election of the option does not change the general limitation under your contract that no more than 25% of any contribution may be allocated to the guaranteed interest option described above under "Allocating your contributions."

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option into the variable investment options of your choice. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option. Election of the option does not change the general limitation under your contract that no more than 25% of any contribution may be allocated to the guaranteed interest option described above under "Allocating your contributions."

WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

..   Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

..   Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

..   Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

METHOD OF WITHDRAWAL

-------------------------------------------------------------
                                                   LIFETIME
                                                   REQUIRED
                                                   MINIMUM
        CONTRACT          PARTIAL    SYSTEMATIC  DISTRIBUTION
-------------------------------------------------------------
NQ                          Yes         Yes          No
-------------------------------------------------------------
IRA                         Yes         Yes          Yes
-------------------------------------------------------------
Roth IRA                    Yes         Yes          No
-------------------------------------------------------------
TSA                         Yes/(1)/    Yes/(1)/     Yes/(1)/
-------------------------------------------------------------

(1)Not if a loan is outstanding.

PARTIAL WITHDRAWALS

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300 unless you have an existing TSA contract that has an existing loan.

SYSTEMATIC WITHDRAWALS

You may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1)Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2)Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

(3)You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

If you are invested in fixed maturity options, you may not elect option (1) or
(2).

You can cancel the systematic withdrawal option at any time.

You may elect to take systematic withdrawals at any time. If you own a TSA contract, you may not elect systematic withdrawals if you have a loan outstanding.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(IRA AND TSA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS PROSPECTUS)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit, amounts withdrawn from the contract to meet required minimum distributions will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this prospectus.

You may elect this option in the year in which you reach age 70 1/2 or in any later year. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300 or your account value, whichever is less. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this prospectus for your specific type of retirement arrangement.

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--------------------------------------------------------------------------------
FOR IRA AND TSA CONTRACTS, WE WILL SEND A FORM OUTLINING THE DISTRIBUTION
OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

Under TSA contracts, you may not elect our RMD automatic withdrawal option if a loan is outstanding.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our RMD automatic withdrawal option causes your cumulative withdrawals in the contract year to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of IRA and TSA contracts generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset" in "Contract features and benefits" earlier in this prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to withdrawals from the fixed maturity options.

AUTOMATIC DEPOSIT SERVICE

If you are receiving Required Minimum Distribution payments from an IRA or TSA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA or IRA contract directly into an existing EQUI-VEST(R) or EQUI-VEST(R) Express/SM/ NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

In general, withdrawals (including required minimum distributions) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

With respect to the Guaranteed minimum income benefit and the greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, withdrawals will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during the contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including required minimum distributions) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

If you elected a guaranteed benefit that provides a 6% roll-up, all or a portion of your Roll-Up to age 85 benefit base may be rolling up at 3%, if all or a portion of your account value is currently or was previously allocated to one or more investment options to which a 3% roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-Up to age 85 benefit base, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" earlier in this Prospectus and "Our administrative procedures for calculating your Roll-up benefit base following a transfer" in "Transferring your money among investment options" earlier in this prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate this contract if the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this prospectus.

LOANS UNDER TSA CONTRACTS

As a result of Federal Tax law changes beginning in 2007, loans are not available under an EQUI-VEST(R) At Retirement/SM/ TSA contract without employer or plan administrator approval. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

If loans are available, you should read the terms and conditions on our loan request form carefully before taking out a loan. Your contract contains further details of the loan provision. We will not permit you to take a loan while you are enrolled in our "required minimum distribution (RMD) automatic withdrawal option." We may also restrict the availability of loans if you have not fully repaid the entire outstanding balance of any prior loan.

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                             ACCESSING YOUR MONEY

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If you exercise the GMIB option, any outstanding loan amount must be repaid or the loan will be defaulted.

We permit only one loan to be outstanding at any time. When you take a loan we will transfer certain amounts to a loan reserve account.

A loan with respect to an EQUI-VEST(R) At Retirement/SM/ TSA contract, will not be treated as a taxable distribution unless:

..   it exceeds limits of federal income tax rules; or

..   interest and principal are not paid when due.

Loans under TSA contracts are discussed further in "Tax information" later in this prospectus. The tax consequences of failure to repay a loan when due are substantial and may result in severe restrictions on your ability to borrow amounts. Also, see "Tax information" later in this prospectus for general rules applicable to loans.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer to a "loan reserve account" an amount equal to the sum of (1) the loan amount, which will earn interest at the "loan reserve account rate" during the loan term and
(2) 10% of the loan amount, which will earn interest at the guaranteed interest rate. You may not make any withdrawals or transfers among investment options or any other transaction from the loan reserve account until after repayment of the principal amount then due. You may specify on the loan request form from which investment option(s) the loan reserve account will be funded.

The "loan reserve account rate" will equal the loan interest rate minus a maximum rate of 2%.

If you elected a guaranteed benefit that provides a 6% roll-up, a loan will effectively reduce the growth rate of your guaranteed benefits because the Roll-Up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the loan reserve account. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" and "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" in "Transferring your money among investment options" earlier in this prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" in "Contract features and benefits" earlier in this prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and fixed maturity options (other than for death benefits) for up to six months while you are living.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as EQUI-VEST(R) At Retirement/SM/ provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When you annuitize your EQUI-VEST(R) At Retirement/SM/ contract, all benefits terminate and will be converted to a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your EQUI-VEST(R) At Retirement/SM/ contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your EQUI-VEST(R) At Retirement/SM/ contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix V later in this prospectus for variations that may apply in your state.

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                             ACCESSING YOUR MONEY

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You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this prospectus).

---------------------------------------------------
Fixed annuity payout      .   Life annuity
  options                 .   Life annuity with
                              period certain
                          .   Life annuity with
                              refund certain
                          .   Period certain
                              annuity
---------------------------------------------------
Variable Immediate        .   Life annuity (not
  Annuity payout options      available in New
  (as described in a          York)
  separate prospectus     .   Life annuity with
  for this option)            period certain
---------------------------------------------------
Income Manager/SM/        .   Life annuity with
  payout options              period certain
  (available for          .   Period certain
  annuitants age 83 or        annuity
  less at contract
  issue) (as described
  in a separate
  prospectus for this
  option)
---------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

..   PERIOD CERTAIN ANNUITY: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

INCOME MANAGER/SM/ PAYOUT OPTIONS

The Income Manager/SM/ payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager/SM/ payout annuity contract. You may request an illustration of the Income Manager/SM/ payout annuity contract from your financial professional. Income Manager/SM/ payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager/SM/ payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager/SM/ payout options provide guaranteed level payments. The Income Manager/SM/ (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only).

For TSA contracts, if you want to elect an Income Manager/SM/ payout option, we will first roll over amounts in such contract to an IRA contract.

You may choose to apply only part of the account value of your EQUI-VEST(R) At Retirement/SM/ contract to an Income Manager/SM/ payout annuity. In this case, we will consider any amounts applied as a withdrawal from your EQUI-VEST(R) At Retirement/SM/ contract. For the tax consequences of withdrawals, see "Tax information" later in this prospectus.

The Income Manager/SM/ payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any market value adjustments.

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                             ACCESSING YOUR MONEY

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If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

PARTIAL ANNUITIZATION

Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity payout, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a Guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "Withdrawing your account value" above. See also the discussion of "Partial annuitization" under "Taxation of nonqualified annuities" in "Tax information."

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the EQUI-VEST(R) At Retirement/SM/ contract date. Except with respect to the Income Manager/SM/ annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will decrease if you increase the duration or frequency of a non-life contingent annuity or the certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

We will send you a notice with your contract statement one year prior to your maturity date. If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager/SM/ payout option is chosen. If you do not respond to the notice within the 30 days following your maturity date, your contract will be annuitized automatically.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the annual statement one year prior to the maturity age.

Please see Appendix V later in this prospectus for variations that may apply in your state.

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                             ACCESSING YOUR MONEY

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5. Charges and expenses

--------------------------------------------------------------------------------


CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary, a charge for each optional benefit that you elect: a death benefit (other than the Standard death benefit); and the Guaranteed minimum income benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. A variable immediate annuity administrative fee may also apply.

..   Charges for certain optional special services.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard minimum death benefit. The daily charge is equivalent to an annual rate of 0.75% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.

DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.

ANNUAL ADMINISTRATIVE CHARGE

There is no annual administrative charge for your EQUIVEST(R) At Retirement/SM/ contract.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix V later in this prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, on other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this prospectus.

                             CHARGES AND EXPENSES

STANDARD DEATH BENEFIT. There is no additional charge for the standard death benefit.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix V later in this prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are still insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this prospectus.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trust.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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                             CHARGES AND EXPENSES

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6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while the contract is in force and the owner and annuitant are alive. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under NQ jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the annuitant's death adjusted for any subsequent withdrawals. For TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made.

If your surviving spouse rolls the death benefit proceeds over into a contract issued by us, the death proceeds will remain invested in this contract until your spouse's contract is issued and the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. The amount of the death benefit will be your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date your spouse's contract is issued or, if greater, the applicable Guaranteed minimum death benefit as of the date of your death. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) as of the date of your death. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

Payment of the death benefit terminates the contract.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse, who is the sole primary beneficiary, of a deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The successor owner/ annuitant feature is only available under NQ and IRA contracts. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.

For NQ, TSA and IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the Guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Guaranteed minimum income benefit, if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Guaranteed minimum income benefit, you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise rules" under "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this prospectus.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

..   The cash value of the contract must be fully paid to the successor owner
    (new owner) within five years after your death (the "5-year rule"), or in a joint ownership situation, the death of the first owner to die.

..   The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the successor owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

..   A successor owner should consider naming a new beneficiary.

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are

                                      35

                           PAYMENT OF DEATH BENEFIT

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required as long as the surviving spouse and annuitant are living. An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed in "Beneficiary continuation option" below.

The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant. The successor owner/annuitant must be age 85 or younger as of the date of the non-surviving spouse's death.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary to effect the Successor owner/annuitant feature, we will increase the account value to equal your elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

We will determine whether your applicable Guaranteed minimum death benefit option will continue as follows:

..   If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 84 or younger at death, the guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

..   If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

..   If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant's death, the Guaranteed minimum death benefit will no longer grow, and we will no longer charge for the benefit.

For information on the operation of the successor owner/annuitant feature with the Guaranteed minimum income benefit, see "Exercise of Guaranteed minimum income benefit" under "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this prospectus.

SPOUSAL PROTECTION

SPOUSAL PROTECTION OPTION FOR NQ CONTRACTS ONLY. This feature permits spouses who are joint contract owners to increase the account value to equal the guaranteed minimum death benefit, if higher, upon the death of either spouse. This account value "step up" occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you may elect the Spousal protection option at the time you purchase your contract at no additional charge. Both spouses must be between the ages of 55 and 70 at the time the contract is issued and must each be named the primary beneficiary in the event of the other's death.

The annuitant's age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 guaranteed minimum death benefits, the benefit is based on the older spouse's age. The older spouse may or may not be the annuitant. However, for purposes of the Guaranteed minimum death benefit/ guaranteed minimum income benefit roll-up benefit base reset option, the last age at which the benefit base may be reset is based on the annuitant's age, not the older spouse's age.

If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, or, if eligible, continue the contract as the sole owner/annuitant by electing the successor owner/ annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:

..   As of the date we receive due proof of the spouse's death, the account value will be reset to equal the Guaranteed minimum death benefit as of the date of the non-surviving spouse's death, if higher.

..   The Guaranteed minimum death benefit continues to be based on the older spouse's age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/ annuitant.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the successor owner/annuitant, if applicable. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this prospectus.

We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce but do not change the owner or primary beneficiary, Spousal protection continues.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA, TSA and NQ contracts.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA, ROTH IRA AND TSA CONTRACTS ONLY.

The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of

                                      36

                           PAYMENT OF DEATH BENEFIT

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death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value adjusted for any subsequent withdrawals.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA and TSA contracts, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for traditional IRA, Roth IRA, and TSA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit or an optional enhanced death benefit, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   Loans will no longer be available for TSA contracts.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit or an optional enhanced death benefit, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will

                                      37

                           PAYMENT OF DEATH BENEFIT

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   pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:

..   As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, adjusted for any subsequent withdrawals.

If the owner and annuitant are not the same person:

..   If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

..   The annuity account value will not be reset to the death benefit amount.

If a contract is jointly owned:

..   The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

..   If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

..   If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.

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                           PAYMENT OF DEATH BENEFIT

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7. Tax information

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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(R) At Retirement/SM/ contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, the amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

FATCA


Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies beginning in 2014 to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain contractholders, as well as report contract values and other information for such contractholders. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


SPOUSAL STATUS


The determination of spousal status is made under applicable state law. In June 2013, the U.S. Supreme Court ruled that the portion of the federal Defense of Marriage Act that precluded same-sex marriages from being recognized for purposes of federal law was unconstitutional. The IRS adopted a rule recognizing the marriage of same-sex individuals validly entered into in a jurisdiction that authorizes same-sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The IRS also ruled that the term "spouse" does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a "marriage" under the laws of that jurisdiction. Absent further guidance, we intend to continue administering the contract consistent with these IRS rulings. Therefore, exercise of any spousal continuation right under a contract by an individual who does not meet the definition of "spouse" under federal law may have adverse tax consequences. If you are married to a same-sex spouse, you have all of the rights and privileges under the contract as someone married to an opposite sex spouse. You should be aware that the U.S. Supreme Court has agreed to hear another case addressing same-sex marriage. It is not clear whether the outcome of this case will affect our procedures. Consult with a tax adviser for more information on this subject.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as EQUI-VEST(R) At Retirement/SM/'s choice of death benefits, the Guaranteed minimum income benefit, selection of variable investment options, guaranteed interest option, fixed maturity options and its choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract.

                                      39

                                TAX INFORMATION

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TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

GMIB and other annuitization payments that are based on life or life expectancy are considered annuity payments for tax purposes. Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

The sole way to purchase an EQUI-VEST(R) At Retirement/SM/ NQ contract is through a transfer of funds from the original EQUI-VEST(R) contract which is the source contract. Normally, exchanges of contracts are taxable events. The transfer will be a tax deferred exchange under Section 1035 of the Internal Revenue Code if:

..   The contract that is the source of the funds you are using to purchase the
    NQ contract is another nonqualified deferred annuity contract.

..   The owner and the annuitant are the same under the original EQUI-VEST(R)
    contract and the EQUI-VEST(R) At Retirement/SM/ NQ contract.

The tax basis, also referred to as your investment in the contract, of the original EQUI-VEST(R) contract carries over to the EQUI-VEST(R) At Retirement/SM/ NQ contract.

1035 EXCHANGES

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract such as the EQUI-VEST(R) At Retirement/SM/ NQ contract to:

..   another nonqualified deferred annuity contract; or

..   a "qualified long-term care contract" meeting all specified requirements under the Code; or

..   an annuity contract with a "qualified long-term care contract" feature
    (sometimes referred to as a "combination annuity" contract).

An exchange to another contract will terminate any guaranteed benefits under the contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified

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long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Partial 1035 exchanges are not available to purchase an EQUI-VEST(R) At Retirement/SM/ contract.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments for your life
    (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets funding the account typically include mutual funds and/or individual stocks and/or securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

..   Roth IRAs, funded on an after-tax basis.

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Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs") These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).


AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA.

This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for an opinion letter from the IRS to approve the respective forms of the EQUI-VEST(R) At Retirement/SM/ traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the EQUI-VEST(R) At Retirement/SM/ IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this prospectus. If you cancel a traditional IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

This IRA may be funded through direct transfer of funds only and not through regular or rollover contributions.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of excess contributions, under technical income tax rules; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS


You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVER AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

ROLLOVERS TO ELIGIBLE RETIREMENT PLANS

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified

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plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a roll-over.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. Please see your tax adviser for more information.

IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY


Specified distributions from IRAs directly transferred to charitable organizations have been tax-free to IRA owners age 70 1/2 or older in past years. This is a temporary provision and must be extended by Congress to be in effect for a particular year. In past years Congress has sometimes extended this provision retroactively. You can direct AXA Equitable to make a distribution directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. If favorable tax treatment is important to you, you should check with your own tax advisor to see if this provision is in effect before you request a charitable direct transfer from your IRA.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "required minimum distribution (RMD) automatic withdrawal option." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.


Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

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WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SUCCESSOR OWNER AND ANNUITANT

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies using an IRS-approved distribution method).

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

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ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The EQUI-VEST(R) At Retirement/SM/ Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Generally, individuals may make four different types of contributions to purchase a Roth IRA or as later additions to an existing Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements; or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

This Roth IRA may be funded only through direct transfer of funds and not through regular Roth IRA contributions or rollover contributions. Also, if the funds are originally in a traditional IRA, you must convert to Roth IRA in your original EQUI-VEST(R) contract before you apply the funds to an EQUI-VEST(R) At Retirement/SM/ contract.

RECHARACTERIZATIONS

Generally, you may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution. Any recharacterization of a Roth IRA contribution to a traditional IRA contribution, if available, must be done in the original EQUI-VEST(R) Roth IRA contract and not in the EQUI-VEST(R) At Retirement/SM/ contract.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.


You may roll over amounts from one Roth IRA to another Roth IRA if you complete the transaction within 60 days of when you receive the funds. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year.


The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

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To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)". If the rules are the same as those that apply to another kind of contract, for example, traditional IRA contracts, we will refer you to the same topic under "traditional IRAs."

--------------------------------------------------------------------------------
THE DISCLOSURE GENERALLY ASSUMES THAT THE TSA HAS 403(B) CONTRACT STATUS OR QUALIFIES AS A 403(B) CONTRACT. DUE TO INTERNAL REVENUE SERVICE AND TREASURY REGULATORY CHANGES IN 2007 WHICH BECAME FULLY EFFECTIVE ON JANUARY 1, 2009, CONTRACTS ISSUED PRIOR TO 2009 WHICH QUALIFIED AS 403(B) CONTRACTS UNDER THE RULES AT THE TIME OF ISSUE MAY LOSE THEIR STATUS AS 403(B) CONTRACTS OR HAVE
THE AVAILABILITY OF TRANSACTIONS UNDER THE CONTRACT RESTRICTED AS OF JANUARY 1, 2009 UNLESS THE INDIVIDUAL'S EMPLOYER OR THE INDIVIDUAL TAKE CERTAIN ACTIONS. PLEASE CONSULT YOUR TAX ADVISER REGARDING THE EFFECT OF THESE RULES (WHICH MAY VARY DEPENDING ON THE OWNER'S EMPLOYMENT STATUS, PLAN PARTICIPATION STATUS, AND WHEN AND HOW THE CONTRACT WAS ACQUIRED) ON YOUR PERSONAL SITUATION.
--------------------------------------------------------------------------------

FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are still a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

PERMISSIBLE INVESTMENTS. The 2007 Regulations retain the rule that there are generally two types of investments available to fund 403(b) plans -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) funding vehicles qualify for tax deferral.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for Section 403(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009 to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

As part of this process, the sponsoring employer designates the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(R) TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to avoid significant limitations under the 403(b) plan for transactions on the contract.

ALTHOUGH IT IS NOT CLEAR UNDER THE 2007 REGULATIONS, IT APPEARS THAT (I) ANNUITY CONTRACTS ISSUED TO EMPLOYEES TERMINATING EMPLOYMENT OR RETIRING FROM SERVICE WITH THE EMPLOYER WHICH PROVIDED THE FUNDS MAY NOT BE CONSIDERED AS 403(B) ANNUITY CONTRACTS IF NO LONGER PART OF THE EMPLOYER'S PLAN, OR (II) EVEN IF SUCH CONTRACTS RETAIN 403(B) STATUS (SO THAT AMOUNTS CAN BE ROLLED OVER INTO ANOTHER ELIGIBLE RETIREMENT PLAN WHICH AGREES TO ACCEPT THE FUNDS), LOANS ARE NOT AVAILABLE. FOR THIS REASON YOU SHOULD DISCUSS WITH YOUR TAX ADVISER WHETHER YOU SHOULD PURCHASE AN EQUI-VEST(R) AT RETIREMENT/SM/ TSA CONTRACT OR RETAIN A PREVIOUSLY-PURCHASED CONTRACT, OR INSTEAD ROLL IT OVER INTO ANOTHER ELIGIBLE RETIREMENT PLAN WHICH WILL ACCEPT THE FUNDS, SUCH AS A TRADITIONAL IRA.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from

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one 403(b) contract to another, without reportable taxable income to the individual. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

EFFECT OF THE 2007 REGULATIONS ON CONTRIBUTIONS TO THE EQUI-VEST(R) AT RETIREMENT/SM/ TSA CONTRACT

Because the EQUI-VEST(R) at Retirement/SM/ TSA contract (i) was designed to be purchased through an individual-initiated, Rev. Rul. 90-24 tax-free direct transfer of funds from one 403(b) arrangement to another and (ii) does not accept employer-remitted contributions, contributions to an EQUI-VEST(R) at Retirement/SM/ TSA contract are extremely limited as described below. EQUI-VEST(R) at Retirement/SM/ TSA contracts issued pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are generally "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.

DIRECT TRANSFER CONTRIBUTIONS

A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers;
(ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan;
(iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as discussed above.

SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE
70 1/2. The amount of any direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70 1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.

DISTRIBUTIONS FROM TSAS

GENERAL. Certain amounts under a 403(b) TSA contract may be restricted from withdrawal but these restrictions do not apply after severance from employment with the employer who provided the funds to purchase the contract. The EQUI-VEST(R) At Retirement/SM/ TSA contract is available for purchase only to TSA participants who are no longer employed with the employer who provided the funds for the purchase of the original EQUI-VEST(R) TSA contract. Prior to the 2007 Regulations, restrictions on distributions which generally apply to certain amounts in TSAs did not apply to loans, withdrawals or other payments for such severed-from-employment individuals. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. It is not clear how the 2007 Regulations affect post-separation from service contract withdrawals from the EQUI-VEST(R) At Retirement/SM/ TSA. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer, 403(b) plans.) Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable. EQUI-VEST(R)At Retirement/SM/ TSA is not available if you have made designated Roth contributions to your original EQUI-VEST(R) TSA contract.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior

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to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on the annuitant's life or life expectancy are considered annuity payments for tax purposes. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan.

A surviving spouse might also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan, including unpaid interest, is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

..   The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and, (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(R) At Retirement/SM/ TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed with respect to an EQUI-VEST(R) At Retirement/SM/ TSA contract and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above; or

..   the participant fails to repay the interest or principal when due.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers that are: (1) contract exchanges under the same 403(b) plan,
(2) direct 403(b) plan-to-403(b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Generally the same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2.

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You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement. (This exception is unlikely to apply as severance from employment from the employer who provided the funds to purchase the original EQUI-VEST(R) TSA contract is a condition for purchasing the EQUI-VEST(R) At Retirement/SM/ TSA contract.)

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age
    70 1/2. We will know whether or not you qualify for this exception because it applies only to people who purchase their EQUI-VEST(R) At Retirement/SM/ TSA contract by direct Revenue Ruling 90-24 transfers. The information from your original EQUI-VEST(R) contract carries over.

SPOUSAL CONSENT RULES

If your original EQUI-VEST(R) TSA contract is subject to ERISA, your purchase of EQUI-VEST(R) At Retirement/SM/ TSA contract is subject to prior spousal consent. Your spouse must sign the Conversion Acknowledgement Form. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients that are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the state income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

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FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different marital status and number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

If a non-periodic distribution from a TSA is not an eligible rollover distribution then the 10% withholding rate also applies.

MANDATORY WITHHOLDING FROM ELIGIBLE ROLLOVER DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. See "Distributions from TSAs" earlier in this prospectus. No election out of withholding is permitted. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan, including an IRA.

All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

..   any distributions which are required minimum distributions after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for the life
    (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and your designated beneficiary); or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; or

..   a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse, may be a distribution subject to mandatory 20% withholding.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A that is available under the contract invests in shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)to deregister Separate Account A under the Investment Company Act of 1940;

(6)to restrict or eliminate any voting rights as to Separate Account A; and

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of the Separate Account, you will be notified of such exercise, as required by law.

ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as "open-end management investment companies," more commonly called mutual funds. The Trust issues different shares relating to each portfolio.

The Board of Trustees of the Trust serves for the benefit of the Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained from TOPS or Online Account Access or your financial professional.


The rates to maturity for new allocations as of February 17, 2015 and the related price per $100 of maturity value were as shown below:



-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
   JUNE 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 17, 2015  MATURITY VALUE
-------------------------------------------------------
      2015              3.00%/(1)/         $99.05
-------------------------------------------------------
      2016              3.00%/(1)/         $96.16
-------------------------------------------------------
      2017              3.00%/(1)/         $93.36
-------------------------------------------------------
      2018              3.00%/(1)/         $90.64
-------------------------------------------------------
      2019              3.00%/(1)/         $88.00
-------------------------------------------------------
      2020              3.00%/(1)/         $85.43
-------------------------------------------------------
      2021              3.00%/(1)/         $82.94
-------------------------------------------------------


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
-------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
   JUNE 15TH
MATURITY DATE OF RATE TO MATURITY AS  PRICE PER $100 OF
 MATURITY YEAR   OF FEBRUARY 17, 2015  MATURITY VALUE
-------------------------------------------------------
      2022              3.00%/(1)/         $80.52
-------------------------------------------------------
      2023              3.00%/(1)/         $78.18
-------------------------------------------------------
      2024                3.05%            $75.55
-------------------------------------------------------


(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
YOUR MARKET ADJUSTED AMOUNT IS THE PRESENT VALUE OF THE MATURITY VALUE DISCOUNTED AT THE RATE TO MATURITY IN EFFECT FOR NEW CONTRIBUTIONS TO THAT SAME FIXED MATURITY OPTION ON THE DATE OF THE CALCULATION.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix II at the end of this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "non-unitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

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The general account is subject to regulation and supervision by the New York
State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day:

   -- after 4:00 p.m., Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

..   Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

..   If a fixed maturity option is scheduled to mature on June 15th and
    June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

..   For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

..   For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

..   Quarterly rebalancing will be processed on a calendar year basis.
    Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

..   Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trust we have the right to vote on certain matters involving the portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for the
    Trust; or

..   any other matters described in the prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

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The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to the separate account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CYBERSECURITY

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling (800) 628-6673.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus. We may refuse to process a change of ownership of an NQ contract to an entity without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit and/or Guaranteed minimum income benefit ("Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information. See Appendix V later in this prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of IRA or TSA contracts except by surrender to us. Loans are not available and you cannot assign IRA contracts as security for a loan or other obligation. Loans are generally available under a TSA contract.

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For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA or TSA contract to another similar arrangement under federal income tax rules.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable. AXA Advisors is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors is also a distributor for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Advisors ("Selling broker-dealers").

AXA Equitable pays compensation to AXA Advisors based on contracts sold. AXA Equitable may also make additional payments to AXA Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to AXA Advisors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 0.10% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

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9. Incorporation of certain documents by reference

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AXA Equitable's Annual Report on Form 10-K for the period ended December 31,
2014 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financials

--------------------------------------------------------------------------------

The following table shows the accumulation unit values and the number of outstanding units for each variable investment option on the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2014.



----------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------
                                          2009    2010    2011    2012    2013    2014
----------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $110.45 $120.03 $115.70 $123.99 $139.17 $143.48
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        13      37      52      68      82      93
----------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $109.25 $117.76 $114.67 $121.39 $132.48 $135.81
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         4      11      18      15      19      19
----------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
----------------------------------------------------------------------------------------
   Unit value                            $105.46 $111.72 $111.12 $114.65 $118.18 $119.74
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       3       7       6       7       6
----------------------------------------------------------------------------------------

                       APPENDIX I: CONDENSED FINANCIALS

Appendix II: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2015 to a fixed maturity option with a maturity date of June 15, 2023 (eight years later) at a hypothetical rate to maturity of 4.00% (H), resulting in a maturity value of $136,886 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2019./(a)/



--------------------------------------------------------------------------------------------------------------------------
                                                                              HYPOTHETICAL ASSUMED RATE TO MATURITY/(J)/
                                                                               ON JUNE 15, 2019
                                                                              --------------------------------------------
                                                                                 2%                   6%
--------------------------------------------------------------------------------------------------------------------------
AS OF JUNE 15, 2019 BEFORE WITHDRAWAL
(1) market adjusted amount/(b)/                                               $126,455             $108,409
--------------------------------------------------------------------------------------------------------------------------
(2) fixed maturity amount/(c)/                                                $116,998             $116,998
--------------------------------------------------------------------------------------------------------------------------
(3) market value adjustment: (1) -- (2)                                       $  9,457             $ (8,589)
--------------------------------------------------------------------------------------------------------------------------
ON JUNE 15, 2019 AFTER $50,000 WITHDRAWAL
(4) portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                         $  3,739             $ (3,961)
--------------------------------------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal: $50,000 -- (4)  $ 46,261             $ 53,961
--------------------------------------------------------------------------------------------------------------------------
(6) market adjusted amount (1) -- $50,000                                     $ 76,455             $ 58,409
--------------------------------------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) -- (5)                                         $ 70,738             $ 63,037
--------------------------------------------------------------------------------------------------------------------------
(8) maturity value/(d)/                                                       $ 82,762             $ 73,752
--------------------------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 4.00% to 6.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 4.00% to 2.00% (left column), a portion of a positive market value adjustment is realized.


Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:


Maturity value        =               $136,886               where j is either 2% or 6%
----------------------          -----------------------------
(1+j)/(D/365)/                   (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:
Maturity value        =               $136,886
----------------------          -----------------------------
(1+h)/(D/365)/                  (1+0.04)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365)/  = ($70,738 or $63,037) x (1+0.04)/(1,461/365)/

                 APPENDIX II: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options with no allocation to the guaranteed interest option or the fixed maturity options, no subsequent contributions, no transfers, no withdrawals and no loans under a TSA contract, the enhanced death benefit for an annuitant age 55 would be calculated as follows:

-------------------------------------------------------------------------------------------------------
                                                       6% ROLL-UP TO AGE       ANNUAL RATCHET TO AGE
  END OF CONTRACT YEAR         ACCOUNT VALUE            85 BENEFIT BASE           85 BENEFIT BASE
-------------------------------------------------------------------------------------------------------
           1                      $105,000                  $106,000                  $105,000
-------------------------------------------------------------------------------------------------------
           2                      $115,500                  $112,360                  $115,500
-------------------------------------------------------------------------------------------------------
           3                      $129,360                  $119,102                  $129,360
-------------------------------------------------------------------------------------------------------
           4                      $103,488                  $126,248                  $129,360
-------------------------------------------------------------------------------------------------------
           5                      $113,837                  $133,823                  $129,360
-------------------------------------------------------------------------------------------------------
           6                      $127,497                  $141,852                  $129,360
-------------------------------------------------------------------------------------------------------
           7                      $127,497                  $150,363                  $129,360
-------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the death benefit is the current account value.

(2)At the end of contract years 4 through 7, the death benefit is the enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85./(1)/
----------
(1)At the end of contract years 4 through 7, the death benefit will be the enhanced death benefit. At the end of contract years 1, 2 and 3, the death benefit will be the current account value.

                                     III-1

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll-Up to Age 85 or the Annual Ratchet to age 85" guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an EQUI-VEST(R) At Retirement/SM/ contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution to variable investment options that roll-up at 6% only and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.30)%, 3.70% for the EQUI-VEST(R) At Retirement/SM/ contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 Guaranteed minimum death benefit charge and the Guaranteed minimum income benefit charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.70% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. For new business, we will furnish you with a personalized illustration upon request.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
EQUI-VEST(R) AT RETIREMENT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6% ROLL-UP
                                              TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET                            GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED                      INCOME BENEFIT     INCOME BENEFIT
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT TOTAL DEATH BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     96,375 102,375  96,375 102,375 106,000    106,000    106,000   106,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     92,754 104,758  92,754 104,758 112,360    112,360    112,360   112,360      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     89,132 107,146  89,132 107,146 119,102    119,102    119,102   119,102      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     85,504 109,532  85,504 109,532 126,248    126,248    126,248   126,248      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     81,864 111,912  81,864 111,912 133,823    133,823    133,823   133,823      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     78,208 114,279  78,208 114,279 141,852    141,852    141,852   141,852      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     74,530 116,628  74,530 116,628 150,363    150,363    150,363   150,363      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     70,823 118,951  70,823 118,951 159,385    159,385    159,385   159,385      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     67,083 121,241  67,083 121,241 168,948    168,948    168,948   168,948      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     63,301 123,488  63,301 123,488 179,085    179,085    179,085   179,085   10,584    10,584   10,584    10,584
-----------------------------------------------------------------------------------------------------------------------------
75     15     43,539 133,745  43,539 133,745 239,656    239,656    239,656   239,656   15,362    15,362   15,362    15,362
-----------------------------------------------------------------------------------------------------------------------------
80     20     21,616 141,194  21,616 141,194 320,714    320,714    320,714   320,714   21,841    21,841   21,841    21,841
-----------------------------------------------------------------------------------------------------------------------------
85     25          0 143,636       0 143,636       0    429,187          0   429,187   39,700    39,700   39,700    39,700
-----------------------------------------------------------------------------------------------------------------------------
90     30          0 143,365       0 143,365       0    429,187          0   429,187      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
95     35          0 143,040       0 143,040       0    429,187          0   429,187      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

Appendix V: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the EQUI-VEST(R) At Retirement/SM/ contract or certain features and/or benefits are either not available as of the date of this prospectus or vary from the contract's features and benefits as previously described in this prospectus.

STATES WHERE CERTAIN EQUI-VEST(R) AT RETIREMENT/SM/ FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
MASSACHUSETTS  Guaranteed minimum death          Not Available
               benefit/Guaranteed minimum
               income benefit roll-up benefit
               base reset

               Guaranteed minimum income         Not Available
               benefit "no lapse guarantee"
----------------------------------------------------------------------------------
MINNESOTA      Guaranteed minimum death          Not Available
               benefit/Guaranteed minimum
               income benefit roll-up benefit
               base reset

               Guaranteed minimum income         Not Available
               benefit "no lapse guarantee"
----------------------------------------------------------------------------------
NEW YORK       Converting your EQUI-VEST(R)      All references to converting
               contract to an EQUI-VEST(R) At    your EQUI-VEST(R) contract to
               Retirement/SM/ contract           EQUI-VEST(R) At Retirement/SM/
                                                 is changed to: exchanging your
                                                 EQUI-VEST(R) contract for an
                                                 EQUI-VEST(R) At Retirement/SM/
                                                 contract.

               Greater of the 6% Roll-Up to age  Not Available
               85 or the Annual Ratchet to age
               85 enhanced death benefit

               Guaranteed minimum death          Not Available
               benefit/Guaranteed minimum
               income benefit roll-up benefit
               base reset

               Guaranteed minimum income         Not Available
               benefit "no lapse guarantee"

               Deduction of Charges for          With regard to the Guaranteed
               optional benefits                 minimum income benefit charge
                                                 and the Annual ratchet to age 85
                                                 enhanced death benefit charge,
                                                 we will deduct the related
                                                 charge as follows: we will
                                                 deduct the charge from your
                                                 value in the variable investment
                                                 options on a pro rata basis. If
                                                 those amounts are insufficient,
                                                 we will deduct all or a portion
                                                 of the charge from the fixed
                                                 maturity options in order of the
                                                 earliest maturity date(s) first.
                                                 If the contract is surrendered
                                                 or annuitized or a death benefit
                                                 is paid, we will deduct a pro
                                                 rata portion of the charge for
                                                 that year. A market value
                                                 adjustment will apply to
                                                 deductions from the fixed
                                                 maturity options.
                                                 Deductions from the fixed
                                                 maturity options cannot cause
                                                 the net interest credited for
                                                 the contract year to fall below
                                                 3.0%.

               Insufficient Account Value        If the account value in the
                                                 variable investment options and
                                                 the fixed maturity options is
                                                 insufficient to pay the enhanced
                                                 death benefit charge and/or the
                                                 guaranteed minimum income
                                                 benefit charge, and there is no
                                                 account value in the guaranteed
                                                 interest option, the contract
                                                 will terminate without value,
                                                 and you will lose any applicable
                                                 benefits.

               Annuity maturity date             The maturity date is the
                                                 contract date anniversary that
                                                 follows the annuitant's 90th
                                                 birthday.

               Variable Immediate Annuity        Not available on a Single life
               Payout Options -- Life Annuity    basis.
               Contracts
----------------------------------------------------------------------------------
OREGON         Fixed maturity options            Not Available
----------------------------------------------------------------------------------

                                      V-1

 APPENDIX V: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Calculating unit values                                       2

Custodian and independent registered public accounting firm   2

Distribution of the contracts                                 2

Financial statements                                          2

HOW TO OBTAIN AN EQUI-VEST(R) AT RETIREMENT/SM/ STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call (800) 628-6673 or send this request form to:
  EQUI-VEST(R) At Retirement/SM/
  P.O. Box 4956
  Syracuse, NY 13221-4956


----------------------------------------------------------------------------------
Please send me an EQUI-VEST(R) At Retirement/SM/ SAI for SEPARATE
ACCOUNT A dated May 1, 2015.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                            EQUI-VEST(R) At Retirement/SM/ ('04)
                                                                         #792726

EQUI-VEST(R) At Retirement/SM/

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104


--------------------------------------------------------------------------------


This Statement of Additional Information (''SAI'') is not a prospectus. It should be read in conjunction with the related prospectus for EQUIVEST(R) At Retirement/SM/ dated May 1, 2015. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing the processing office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free, (800) 628-6673, or by contacting your financial professional.
             TABLE OF CONTENTS

             Who is AXA Equitable?                              2

             Calculating unit values                            2

             Custodian and independent registered public
               accounting firm                                  2

             Distribution of the contracts                      2

             Financial statements                               2



 EQUI-VEST(R) is a registered service mark and At Retirement/SM/ is a service mark of AXA Equitable Life Insurance Company (AXA Equitable). Distributed by its affiliate, AXA Advisors, LLC, 1290 Avenue of the Americas,
                              New York, NY 10104


  Copyright 2015 AXA Equitable Life Insurance Company -- All rights reserved


                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234


                                                                        #792726
                                                    EQUI-VEST At Retirement '04

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.


CALCULATING UNIT VALUES

Unit values are determined at the end of each ''valuation period'' for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) At Retirement/SM/ may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the ''net investment factor'' for the variable investment option for that valuation period. The net investment factor is:

                              (   _a    )     -    c
                                   b

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c)is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.


The financial statements of the Separate Account at December 31, 2014 and for each of the two years in the period ended December 31, 2014, and the consolidated financial statements of AXA Equitable at December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2014, 2013 and 2012. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $571,445,806 in 2014, $577,490,356 in 2013 and $630,130,187 in 2012. Of these amounts, for each of these three years, AXA Advisors retained $305,637,317, $319,941,479 and $371,036,017, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm...............
                                                                        FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2014............  FSA-3
   Statements of Operations for the Year Ended December 31, 2014...... FSA-45
   Statements of Changes in Net Assets for the Years or Periods Ended
     December 31, 2014 and 2013....................................... FSA-62
   Notes to Financial Statements...................................... FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                  F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2014 and 2013.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2014, 2013 and 2012................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2014, 2013 and 2012................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2014,
     2013 and 2012...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2014, 2013 and 2012................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8

                                 FSA-1  #799529

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account A of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2015

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

                                                                            AMERICAN CENTURY   AMERICAN FUNDS      AXA 400
                           ALL ASSET        ALL ASSET    ALL ASSET MODERATE    VP MID CAP    INSURANCE SERIES(R)   MANAGED
                       AGGRESSIVE-ALT 25* GROWTH-ALT 20*   GROWTH-ALT 15*      VALUE FUND       BOND FUND/SM/    VOLATILITY*
                       ------------------ -------------- ------------------ ---------------- ------------------- -----------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........     $5,080,978      $55,179,446       $3,193,933       $15,575,291        $13,071,382     $7,055,441
Receivable for
 policy-related
 transactions.........         50,622           24,830           12,035            23,539             23,435         14,763
                           ----------      -----------       ----------       -----------        -----------     ----------
   Total assets.......      5,131,600       55,204,276        3,205,968        15,598,830         13,094,817      7,070,204
                           ----------      -----------       ----------       -----------        -----------     ----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............         50,622           24,830           12,035            23,539             23,410         14,763
                           ----------      -----------       ----------       -----------        -----------     ----------
   Total liabilities..         50,622           24,830           12,035            23,539             23,410         14,763
                           ----------      -----------       ----------       -----------        -----------     ----------
NET ASSETS............     $5,080,978      $55,179,446       $3,193,933       $15,575,291        $13,071,407     $7,055,441
                           ==========      ===========       ==========       ===========        ===========     ==========

NET ASSETS:
Accumulation unit
 values...............     $5,080,964      $55,178,865       $3,193,789       $15,575,267        $13,071,383     $7,054,992
Retained by AXA
 Equitable in
 Separate Account A...             14              581              144                24                 24            449
                           ----------      -----------       ----------       -----------        -----------     ----------
TOTAL NET ASSETS......     $5,080,978      $55,179,446       $3,193,933       $15,575,291        $13,071,407     $7,055,441
                           ==========      ===========       ==========       ===========        ===========     ==========

Investments in
 shares of the
 Portfolios, at cost..     $5,174,992      $54,143,608       $3,257,751       $13,377,853        $13,136,227     $6,432,123
The Portfolios
 shares held
   Class B............        427,112        2,852,421          288,521                --                 --        342,334
   Class 4............             --               --               --                --          1,187,228             --
   Class II...........             --               --               --           784,649                 --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                     AXA CONSERVATIVE
                       AXA 500 MANAGED AXA 2000 MANAGED AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE      GROWTH
                         VOLATILITY*     VOLATILITY*     ALLOCATION*    STRATEGY*     ALLOCATION*       STRATEGY*
                       --------------- ---------------- -------------- ------------ ---------------- ----------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........   $12,843,248      $3,815,127     $574,941,101  $98,367,695    $121,035,663     $18,927,880
Receivable for
 shares of the
 Portfolios sold......            --              --               --           --          50,850              --
Receivable for
 policy-related
 transactions.........         5,241           1,959          152,174      786,151              --          15,723
                         -----------      ----------     ------------  -----------    ------------     -----------
   Total assets.......    12,848,489       3,817,086      575,093,275   99,153,846     121,086,513      18,943,603
                         -----------      ----------     ------------  -----------    ------------     -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............         5,241           1,959          152,174      786,151              --          15,723
Payable for
 policy-related
 transactions.........            --              --               --           --          50,850              --
                         -----------      ----------     ------------  -----------    ------------     -----------
   Total liabilities..         5,241           1,959          152,174      786,151          50,850          15,723
                         -----------      ----------     ------------  -----------    ------------     -----------
NET ASSETS............   $12,843,248      $3,815,127     $574,941,101  $98,367,695    $121,035,663     $18,927,880
                         ===========      ==========     ============  ===========    ============     ===========

NET ASSETS:
Accumulation unit
 values...............   $12,843,188      $3,814,865     $574,931,220  $98,364,164    $121,032,310     $18,926,389
Retained by AXA
 Equitable in
 Separate Account A...            60             262            9,881        3,531           3,353           1,491
                         -----------      ----------     ------------  -----------    ------------     -----------
TOTAL NET ASSETS......   $12,843,248      $3,815,127     $574,941,101  $98,367,695    $121,035,663     $18,927,880
                         ===========      ==========     ============  ===========    ============     ===========

Investments in
 shares of the
 Portfolios, at cost..   $11,659,234      $3,662,647     $534,246,536  $90,809,592    $122,667,116     $18,037,190
The Portfolios
 shares held
   Class A............            --              --               --       17,901              --              --
   Class B............       669,477         202,816       51,126,658    6,931,820      12,662,275       1,409,355

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                         AXA INTERNATIONAL AXA INTERNATIONAL
                       AXA CONSERVATIVE AXA CONSERVATIVE-  AXA GLOBAL EQUITY  AXA GROWTH   CORE MANAGED         MANAGED
                          STRATEGY*     PLUS ALLOCATION*  MANAGED VOLATILITY* STRATEGY*     VOLATILITY*       VOLATILITY*
                       ---------------- ----------------- ------------------- ---------- ----------------- -----------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........    $6,971,116      $208,436,491       $398,508,082     $1,322,598   $175,805,431       $7,169,756
Receivable for
 shares of the
 Portfolios sold......       151,018                --             30,350             42             --               --
Receivable for
 policy-related
 transactions.........            --            58,467                 --              8         59,309            4,538
                          ----------      ------------       ------------     ----------   ------------       ----------
   Total assets.......     7,122,134       208,494,958        398,538,432      1,322,648    175,864,740        7,174,294
                          ----------      ------------       ------------     ----------   ------------       ----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............            --            58,467                 --             --         59,309            4,538
Payable for
 policy-related
 transactions.........       151,018                --             30,350             --             --               --
                          ----------      ------------       ------------     ----------   ------------       ----------
   Total liabilities..       151,018            58,467             30,350             --         59,309            4,538
                          ----------      ------------       ------------     ----------   ------------       ----------
NET ASSETS............    $6,971,116      $208,436,491       $398,508,082     $1,322,648   $175,805,431       $7,169,756
                          ==========      ============       ============     ==========   ============       ==========

NET ASSETS:
Accumulation unit
 values...............    $6,970,989      $208,413,103       $398,474,793     $1,322,637   $175,794,105       $7,168,505
Retained by AXA
 Equitable in
 Separate Account A...           127            23,388             33,289             11         11,326            1,251
                          ----------      ------------       ------------     ----------   ------------       ----------
TOTAL NET ASSETS......    $6,971,116      $208,436,491       $398,508,082     $1,322,648   $175,805,431       $7,169,756
                          ==========      ============       ============     ==========   ============       ==========

Investments in
 shares of the
 Portfolios, at cost..    $6,800,547      $205,891,666       $326,622,997     $1,023,965   $168,110,495       $7,414,293
The Portfolios
 shares held
   Class A............            --                --                 --         83,000             --               --
   Class B............       588,173        20,919,819         26,823,585             --     18,419,026          584,522

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                       AXA INTERNATIONAL AXA LARGE CAP AXA LARGE CAP  AXA LARGE CAP
                         VALUE MANAGED   CORE MANAGED  GROWTH MANAGED VALUE MANAGED  AXA MID CAP VALUE   AXA MODERATE
                          VOLATILITY*     VOLATILITY*   VOLATILITY*    VOLATILITY*  MANAGED VOLATILITY*  ALLOCATION*
                       ----------------- ------------- -------------- ------------- ------------------- --------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........   $198,059,913     $32,005,024   $677,463,697  $920,718,679     $524,841,896     $1,710,123,370
Receivable for
 shares of the
 Portfolios sold......             --              --        177,459        78,897               --            182,082
Receivable for
 policy-related
 transactions.........         26,951          21,839             --            --           22,395                 --
                         ------------     -----------   ------------  ------------     ------------     --------------
   Total assets.......    198,086,864      32,026,863    677,641,156   920,797,576      524,864,291      1,710,305,452
                         ------------     -----------   ------------  ------------     ------------     --------------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............         26,951          21,839             --            --           22,395                 --
Payable for
 policy-related
 transactions.........             --              --        177,459        74,171               --             70,355
                         ------------     -----------   ------------  ------------     ------------     --------------
   Total liabilities..         26,951          21,839        177,459        74,171           22,395             70,355
                         ------------     -----------   ------------  ------------     ------------     --------------
NET ASSETS............   $198,059,913     $32,005,024   $677,463,697  $920,723,405     $524,841,896     $1,710,235,097
                         ============     ===========   ============  ============     ============     ==============

NET ASSETS:
Accumulation unit
 values...............   $198,046,992     $31,987,569   $677,417,388  $916,450,919     $524,830,394     $1,703,740,990
Contracts in payout
 (annuitization)
 period...............             --              --             --     3,929,047               --          6,466,239
Retained by AXA
 Equitable in
 Separate Account A...         12,921          17,455         46,309       343,439           11,502             27,868
                         ------------     -----------   ------------  ------------     ------------     --------------
TOTAL NET ASSETS......   $198,059,913     $32,005,024   $677,463,697  $920,723,405     $524,841,896     $1,710,235,097
                         ============     ===========   ============  ============     ============     ==============

Investments in
 shares of the
 Portfolios, at cost..   $182,843,254     $24,336,290   $404,345,158  $584,010,687     $304,703,595     $1,732,815,851
The Portfolios
 shares held
   Class A............             --              --             --    51,350,278               --         90,106,366
   Class B............     16,642,653       3,457,728     25,041,591     6,844,562       34,345,620         30,685,528

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                          AXA/FRANKLIN
                                                      AXA/FRANKLIN                         TEMPLETON
                       AXA MODERATE                     BALANCED   AXA/FRANKLIN SMALL CAP  ALLOCATION
                          GROWTH    AXA MODERATE-PLUS   MANAGED        VALUE MANAGED        MANAGED      AXA/LOOMIS
                        STRATEGY*      ALLOCATION*    VOLATILITY*       VOLATILITY*       VOLATILITY*  SAYLES GROWTH*
                       ------------ ----------------- ------------ ---------------------- ------------ --------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value........... $25,397,637   $1,080,447,844   $92,543,338       $18,940,642       $72,035,605   $42,012,532
Receivable for
 shares of the
 Portfolios sold......          --               --        32,934             9,817                --            --
Receivable for
 policy-related
 transactions.........      45,061           23,398            --                --           124,195        31,084
                       -----------   --------------   -----------       -----------       -----------   -----------
   Total assets.......  25,442,698    1,080,471,242    92,576,272        18,950,459        72,159,800    42,043,616
                       -----------   --------------   -----------       -----------       -----------   -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............      45,061           23,398            --                --           124,195        31,084
Payable for
 policy-related
 transactions.........          --               --        32,934             9,817                --            --
                       -----------   --------------   -----------       -----------       -----------   -----------
   Total liabilities..      45,061           23,398        32,934             9,817           124,195        31,084
                       -----------   --------------   -----------       -----------       -----------   -----------
NET ASSETS............ $25,397,637   $1,080,447,844   $92,543,338       $18,940,642       $72,035,605   $42,012,532
                       ===========   ==============   ===========       ===========       ===========   ===========

NET ASSETS:
Accumulation unit
 values............... $25,397,322   $1,080,413,906   $92,521,908       $18,939,807       $72,010,644   $42,009,634
Retained by AXA
 Equitable in
 Separate Account A...         315           33,938        21,430               835            24,961         2,898
                       -----------   --------------   -----------       -----------       -----------   -----------
TOTAL NET ASSETS...... $25,397,637   $1,080,447,844   $92,543,338       $18,940,642       $72,035,605   $42,012,532
                       ===========   ==============   ===========       ===========       ===========   ===========

Investments in
 shares of the
 Portfolios, at cost.. $24,978,159   $1,022,345,399   $82,380,249       $14,777,004       $59,820,760   $47,941,902
The Portfolios
 shares held
   Class B............   1,657,937       96,954,239     8,929,122         1,267,955         6,945,063     7,371,454

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                            AXA/TEMPLETON
                       AXA/MUTUAL LARGE CAP GLOBAL EQUITY CHARTER/SM/  CHARTER/SM/ CHARTER/SM/  EQ/ALLIANCEBERNSTEIN
                          EQUITY MANAGED       MANAGED    MULTI-SECTOR SMALL CAP    SMALL CAP      DYNAMIC WEALTH
                           VOLATILITY*       VOLATILITY*     BOND*      GROWTH*       VALUE*        STRATEGIES*
                       -------------------- ------------- ------------ ----------- ------------ --------------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........     $29,743,606       $46,638,538  $100,133,384 $47,273,698 $126,451,029     $11,621,055
Receivable for
 shares of the
 Portfolios sold......          11,288            23,725            --          --           --              --
Receivable for
 policy-related
 transactions.........              --                --        19,426         307       15,863          40,165
                           -----------       -----------  ------------ ----------- ------------     -----------
   Total assets.......      29,754,894        46,662,263   100,152,810  47,274,005  126,466,892      11,661,220
                           -----------       -----------  ------------ ----------- ------------     -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............              --                --        18,994         307       15,863          40,165
Payable for
 policy-related
 transactions.........          11,288            23,725            --          --           --              --
                           -----------       -----------  ------------ ----------- ------------     -----------
   Total liabilities..          11,288            23,725        18,994         307       15,863          40,165
                           -----------       -----------  ------------ ----------- ------------     -----------
NET ASSETS............     $29,743,606       $46,638,538  $100,133,816 $47,273,698 $126,451,029     $11,621,055
                           ===========       ===========  ============ =========== ============     ===========

NET ASSETS:
Accumulation unit
 values...............     $29,735,373       $46,619,239  $ 99,680,375 $47,081,678 $126,327,324     $11,620,550
Contracts in payout
 (annuitization)
 period...............              --                --       344,341          --           --              --
Retained by AXA
 Equitable in
 Separate Account A...           8,233            19,299       109,100     192,020      123,705             505
                           -----------       -----------  ------------ ----------- ------------     -----------
TOTAL NET ASSETS......     $29,743,606       $46,638,538  $100,133,816 $47,273,698 $126,451,029     $11,621,055
                           ===========       ===========  ============ =========== ============     ===========

Investments in
 shares of the
 Portfolios, at cost..     $21,146,240       $38,807,110  $111,771,483 $38,372,933 $ 89,632,603     $11,265,720
The Portfolios
 shares held
   Class A............              --                --    18,911,952          --           --              --
   Class B............       2,291,279         4,059,563     7,164,943   3,962,297    8,250,019         977,908

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                            EQ/BLACKROCK   EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                       EQ/ALLIANCEBERNSTEIN BASIC VALUE     ADVISORS      SOCIALLY     GUARDIAN     EQ/COMMON
                        SMALL CAP GROWTH*     EQUITY*    EQUITY INCOME* RESPONSIBLE*  RESEARCH*    STOCK INDEX*
                       -------------------- ------------ -------------- ------------ ------------ --------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........     $370,724,331     $693,107,660  $109,343,107  $43,066,481  $203,186,494 $2,387,834,721
Receivable for
 shares of the
 Portfolios sold......           15,599               --            --           --       162,241      1,463,547
Receivable for
 policy-related
 transactions.........               --          220,254        24,186       41,239            --             --
                           ------------     ------------  ------------  -----------  ------------ --------------
   Total assets.......      370,739,930      693,327,914   109,367,293   43,107,720   203,348,735  2,389,298,268
                           ------------     ------------  ------------  -----------  ------------ --------------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............               --          220,254        24,186       41,239            --             --
Payable for
 policy-related
 transactions.........           14,734               --            --           --       162,241      1,206,673
                           ------------     ------------  ------------  -----------  ------------ --------------
   Total liabilities..           14,734          220,254        24,186       41,239       162,241      1,206,673
                           ------------     ------------  ------------  -----------  ------------ --------------
NET ASSETS............     $370,725,196     $693,107,660  $109,343,107  $43,066,481  $203,186,494 $2,388,091,595
                           ============     ============  ============  ===========  ============ ==============

NET ASSETS:
Accumulation unit
 values...............     $368,310,431     $693,101,450  $109,336,993  $43,049,138  $203,147,001 $2,373,174,566
Contracts in payout
 (annuitization)
 period...............        2,399,048               --            --           --            --     14,901,308
Retained by AXA
 Equitable in
 Separate Account A...           15,717            6,210         6,114       17,343        39,493         15,721
                           ------------     ------------  ------------  -----------  ------------ --------------
TOTAL NET ASSETS......     $370,725,196     $693,107,660  $109,343,107  $43,066,481  $203,186,494 $2,388,091,595
                           ============     ============  ============  ===========  ============ ==============

Investments in
 shares of the
 Portfolios, at cost..     $317,406,629     $493,950,932  $102,385,258  $27,945,534  $123,353,965 $1,652,437,052
The Portfolios
 shares held
   Class A............       15,667,259               --            --           --            --     85,762,892
   Class B............        3,081,189       32,134,894    16,534,024    3,475,384     9,755,268      5,153,489

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                EQ/GAMCO
                         EQ/CORE    EQ/EMERGING                   EQ/GAMCO       SMALL      EQ/GLOBAL
                          BOND        MARKETS      EQ/EQUITY     MERGERS AND    COMPANY       BOND
                         INDEX*     EQUITY PLUS*   500 INDEX*   ACQUISITIONS*    VALUE*       PLUS*
         -             ------------ ------------ -------------- ------------- ------------ -----------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value........... $111,259,502  $3,010,337  $1,162,179,061  $20,198,278  $717,771,201 $69,465,896
Receivable for
 shares of the
 Portfolios sold......       21,517          --              --           --            --     132,553
Receivable for
 policy-related
 transactions.........           --      15,568         398,988          500       254,363          --
                       ------------  ----------  --------------  -----------  ------------ -----------
   Total assets.......  111,281,019   3,025,905   1,162,578,049   20,198,778   718,025,564  69,598,449
                       ------------  ----------  --------------  -----------  ------------ -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............           --      15,568         393,806          500       254,363          --
Payable for
 policy-related
 transactions.........       21,517          --              --           --            --     132,553
                       ------------  ----------  --------------  -----------  ------------ -----------
   Total liabilities..       21,517      15,568         393,806          500       254,363     132,553
                       ------------  ----------  --------------  -----------  ------------ -----------
NET ASSETS............ $111,259,502  $3,010,337  $1,162,184,243  $20,198,278  $717,771,201 $69,465,896
                       ============  ==========  ==============  ===========  ============ ===========

NET ASSETS:
Accumulation unit
 values............... $111,252,878  $3,010,146  $1,157,843,128  $20,187,777  $717,725,945 $69,454,107
Contracts in payout
 (annuitization)
 period...............           --          --       4,068,603           --            --          --
Retained by AXA
 Equitable in
 Separate Account A...        6,624         191         272,512       10,501        45,256      11,789
                       ------------  ----------  --------------  -----------  ------------ -----------
TOTAL NET ASSETS...... $111,259,502  $3,010,337  $1,162,184,243  $20,198,278  $717,771,201 $69,465,896
                       ============  ==========  ==============  ===========  ============ ===========

Investments in
 shares of the
 Portfolios, at cost.. $111,157,640  $3,176,318  $  818,017,454  $20,130,008  $588,471,016 $74,697,837
The Portfolios
 shares held
   Class A............           --          --      26,915,842           --            --          --
   Class B............   11,137,160     332,479       5,885,776    1,570,031    12,892,757   7,550,313

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                           EQ/INTERMEDIATE  EQ/INTERNATIONAL  EQ/INVESCO  EQ/JPMORGAN VALUE EQ/LARGE CAP
                       EQ/HIGH YIELD BOND* GOVERNMENT BOND*  EQUITY INDEX*    COMSTOCK*    OPPORTUNITIES*   GROWTH INDEX*
         -             ------------------- ---------------- ---------------- ------------ ----------------- -------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........     $3,131,408        $66,450,246      $392,164,690   $125,882,753    $66,290,590    $187,450,625
Receivable for
 shares of the
 Portfolios sold......             --                 --            22,107             --          7,207          73,863
Receivable for
 policy-related
 transactions.........         31,316             39,950                --         45,681             --              --
                           ----------        -----------      ------------   ------------    -----------    ------------
   Total assets.......      3,162,724         66,490,196       392,186,797    125,928,434     66,297,797     187,524,488
                           ----------        -----------      ------------   ------------    -----------    ------------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............         31,216             39,872                --         45,681             --              --
Payable for
 policy-related
 transactions.........             --                 --            21,675             --          7,207          73,863
                           ----------        -----------      ------------   ------------    -----------    ------------
   Total liabilities..         31,216             39,872            21,675         45,681          7,207          73,863
                           ----------        -----------      ------------   ------------    -----------    ------------
NET ASSETS............     $3,131,508        $66,450,324      $392,165,122   $125,882,753    $66,290,590    $187,450,625
                           ==========        ===========      ============   ============    ===========    ============

NET ASSETS:
Accumulation unit
 values...............     $3,131,479        $66,058,769      $390,660,241   $125,870,088    $66,252,792    $187,443,067
Contracts in payout
 (annuitization)
 period...............             --            365,361         1,420,547             --             --              --
Retained by AXA
 Equitable in
 Separate Account A...             29             26,194            84,334         12,665         37,798           7,558
                           ----------        -----------      ------------   ------------    -----------    ------------
TOTAL NET ASSETS......     $3,131,508        $66,450,324      $392,165,122   $125,882,753    $66,290,590    $187,450,625
                           ==========        ===========      ============   ============    ===========    ============

Investments in
 shares of the
 Portfolios, at cost..     $3,290,083        $65,289,540      $415,912,871   $107,474,070    $46,488,695    $152,900,364
The Portfolios
 shares held
   Class A............             --          4,932,101        40,148,861             --             --              --
   Class B............        317,212          1,523,273         4,364,812      8,357,322      4,164,222      15,393,366

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                       EQ/MFS                                 EQ/MORGAN
                       EQ/LARGE CAP INTERNATIONAL  EQ/MID CAP   EQ/MONEY   STANLEY MID CAP EQ/OPPENHEIMER
                       VALUE INDEX*    GROWTH*       INDEX*     MARKET*        GROWTH*        GLOBAL*
                       ------------ ------------- ------------ ----------- --------------- --------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value........... $63,833,670   $93,816,732  $463,068,703 $75,070,886  $287,986,512    $101,764,739
Receivable for
 shares of the
 Portfolios sold......          --            --            --     183,270            --              --
Receivable for
 policy-related
 transactions.........      69,337        79,499       137,637          --        85,443          53,787
                       -----------   -----------  ------------ -----------  ------------    ------------
   Total assets.......  63,903,007    93,896,231   463,206,340  75,254,156   288,071,955     101,818,526
                       -----------   -----------  ------------ -----------  ------------    ------------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............      69,337        79,499       137,637          --        85,443          53,787
Payable for
 policy-related
 transactions.........          --            --            --     483,270            --              --
                       -----------   -----------  ------------ -----------  ------------    ------------
   Total liabilities..      69,337        79,499       137,637     483,270        85,443          53,787
                       -----------   -----------  ------------ -----------  ------------    ------------
NET ASSETS............ $63,833,670   $93,816,732  $463,068,703 $74,770,886  $287,986,512    $101,764,739
                       ===========   ===========  ============ ===========  ============    ============

NET ASSETS:
Accumulation unit
 values............... $63,828,412   $93,805,326  $463,057,101 $74,259,626  $287,981,337    $101,760,093
Contracts in payout
 (annuitization)
 period...............          --            --            --     342,284            --              --
Retained by AXA
 Equitable in
 Separate Account A...       5,258        11,406        11,602     168,976         5,175           4,646
                       -----------   -----------  ------------ -----------  ------------    ------------
TOTAL NET ASSETS...... $63,833,670   $93,816,732  $463,068,703 $74,770,886  $287,986,512    $101,764,739
                       ===========   ===========  ============ ===========  ============    ============

Investments in
 shares of the
 Portfolios, at cost.. $48,944,411   $93,450,607  $294,717,347 $75,082,219  $283,229,089    $ 86,336,991
The Portfolios
 shares held
   Class A............          --            --            --  47,707,080            --              --
   Class B............   7,521,750    14,076,981    34,844,773  27,338,934    16,316,796       7,112,852

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                       EQ/PIMCO GLOBAL EQ/PIMCO ULTRA EQ/QUALITY BOND    EQ/SMALL    EQ/T. ROWE PRICE EQ/UBS GROWTH &
                        REAL RETURN*    SHORT BOND*        PLUS*      COMPANY INDEX*  GROWTH STOCK*       INCOME*
                       --------------- -------------- --------------- -------------- ---------------- ---------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........   $9,391,748     $98,520,643    $100,681,727    $251,749,578    $337,272,487     $31,661,191
Receivable for
 policy-related
 transactions.........       23,686          58,684         201,025          76,718         136,440          11,063
                         ----------     -----------    ------------    ------------    ------------     -----------
   Total assets.......    9,415,434      98,579,327     100,882,752     251,826,296     337,408,927      31,672,254
                         ----------     -----------    ------------    ------------    ------------     -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............       23,686          58,684         201,025          76,718         136,440          11,063
                         ----------     -----------    ------------    ------------    ------------     -----------
   Total liabilities..       23,686          58,684         201,025          76,718         136,440          11,063
                         ----------     -----------    ------------    ------------    ------------     -----------
NET ASSETS............   $9,391,748     $98,520,643    $100,681,727    $251,749,578    $337,272,487     $31,661,191
                         ==========     ===========    ============    ============    ============     ===========

NET ASSETS:
Accumulation unit
 values...............   $9,391,729     $98,512,117    $ 99,996,121    $251,677,666    $337,267,654     $31,660,347
Contracts in payout
 (annuitization)
 period...............           --              --         571,459              --              --              --
Retained by AXA
 Equitable in
 Separate Account A...           19           8,526         114,147          71,912           4,833             844
                         ----------     -----------    ------------    ------------    ------------     -----------
TOTAL NET ASSETS......   $9,391,748     $98,520,643    $100,681,727    $251,749,578    $337,272,487     $31,661,191
                         ==========     ===========    ============    ============    ============     ===========

Investments in
 shares of the
 Portfolios, at cost..   $9,600,852     $99,546,876    $106,796,562    $222,759,989    $238,706,314     $24,793,697
The Portfolios
 shares held
   Class A............           --          15,397       9,062,489              --              --              --
   Class B............      971,172       9,972,097       2,737,429      21,508,207       9,382,747       3,227,087

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                      FIDELITY(R) VIP FIDELITY(R) VIP                     GOLDMAN SACHS VIT INVESCO V.I.
                       EQ/WELLS FARGO  CONTRAFUND(R)   EQUITY-INCOME  FIDELITY(R) VIP MID   MID CAP VALUE    DIVERSIFIED
                       OMEGA GROWTH*     PORTFOLIO       PORTFOLIO       CAP PORTFOLIO          FUND        DIVIDEND FUND
                       -------------- --------------- --------------- ------------------- ----------------- -------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........  $192,816,508   $276,209,122     $6,456,379        $23,273,134        $39,497,633     $7,140,799
Receivable for
 policy-related
 transactions.........        53,310        183,660         19,199             23,964             64,060          1,583
                        ------------   ------------     ----------        -----------        -----------     ----------
   Total assets.......   192,869,818    276,392,782      6,475,578         23,297,098         39,561,693      7,142,382
                        ------------   ------------     ----------        -----------        -----------     ----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............        53,310        183,660         19,199             23,964             63,335          1,583
                        ------------   ------------     ----------        -----------        -----------     ----------
   Total liabilities..        53,310        183,660         19,199             23,964             63,335          1,583
                        ------------   ------------     ----------        -----------        -----------     ----------
NET ASSETS............  $192,816,508   $276,209,122     $6,456,379        $23,273,134        $39,498,358     $7,140,799
                        ============   ============     ==========        ===========        ===========     ==========

NET ASSETS:
Accumulation unit
 values...............  $192,775,461   $276,194,089     $6,453,883        $23,271,673        $39,498,326     $7,140,750
Retained by AXA
 Equitable in
 Separate Account A...        41,047         15,033          2,496              1,461                 32             49
                        ------------   ------------     ----------        -----------        -----------     ----------
TOTAL NET ASSETS......  $192,816,508   $276,209,122     $6,456,379        $23,273,134        $39,498,358     $7,140,799
                        ============   ============     ==========        ===========        ===========     ==========

Investments in
 shares of the
 Portfolios, at cost..  $202,716,466   $220,672,769     $6,122,789        $21,488,522        $41,517,263     $6,427,144
The Portfolios
 shares held
   Class B............    17,389,291             --             --                 --                 --             --
   Series II..........            --             --             --                 --                 --        308,992
   Service Class 2....            --      7,526,134        270,935            631,735                 --             --
   Service Shares.....            --             --             --                 --          2,263,475             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                       INVESCO V.I.                   INVESCO V.I.  INVESCO V.I. MID
                       GLOBAL REAL  INVESCO V.I. HIGH INTERNATIONAL CAP CORE EQUITY  INVESCO V.I. SMALL IVY FUNDS VIP
                       ESTATE FUND     YIELD FUND      GROWTH FUND        FUND        CAP EQUITY FUND      ENERGY
                       ------------ ----------------- ------------- ---------------- ------------------ -------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value........... $63,185,122     $24,316,666     $42,921,365    $14,583,674        $7,888,442      $40,893,579
Receivable for
 shares of the
 Portfolios sold......          --              --              --          3,831                --               --
Receivable for
 policy-related
 transactions.........      75,769          28,515          42,624             --            35,979          153,227
                       -----------     -----------     -----------    -----------        ----------      -----------
   Total assets.......  63,260,891      24,345,181      42,963,989     14,587,505         7,924,421       41,046,806
                       -----------     -----------     -----------    -----------        ----------      -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............      75,769          28,515          42,624             --            35,979          153,227
Payable for
 policy-related
 transactions.........          --              --              --          3,831                --               --
                       -----------     -----------     -----------    -----------        ----------      -----------
   Total liabilities..      75,769          28,515          42,624          3,831            35,979          153,227
                       -----------     -----------     -----------    -----------        ----------      -----------
NET ASSETS............ $63,185,122     $24,316,666     $42,921,365    $14,583,674        $7,888,442      $40,893,579
                       ===========     ===========     ===========    ===========        ==========      ===========

NET ASSETS:
Accumulation unit
 values............... $63,182,542     $24,316,424     $42,920,091    $14,582,762        $7,885,532      $40,890,755
Retained by AXA
 Equitable in
 Separate Account A...       2,580             242           1,274            912             2,910            2,824
                       -----------     -----------     -----------    -----------        ----------      -----------
TOTAL NET ASSETS...... $63,185,122     $24,316,666     $42,921,365    $14,583,674        $7,888,442      $40,893,579
                       ===========     ===========     ===========    ===========        ==========      ===========

Investments in
 shares of the
 Portfolios, at cost.. $59,172,477     $25,141,859     $40,028,894    $14,212,207        $7,205,450      $47,084,603
The Portfolios
 shares held
   Common Shares......          --              --              --             --                --        6,283,683
   Series II..........   3,763,259       4,421,212       1,246,989      1,053,734           343,424               --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                              LAZARD
                                                                            RETIREMENT
                                                            IVY FUNDS VIP    EMERGING        MFS(R)      MFS(R) INVESTORS
                       IVY FUNDS VIP HIGH IVY FUNDS VIP MID   SMALL CAP   MARKETS EQUITY  INTERNATIONAL    GROWTH STOCK
                             INCOME          CAP GROWTH        GROWTH       PORTFOLIO    VALUE PORTFOLIO      SERIES
                       ------------------ ----------------- ------------- -------------- --------------- ----------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........    $164,864,337       $79,601,230     $10,914,473   $132,112,635   $167,973,393     $10,709,057
Receivable for
 shares of the
 Portfolios sold......           4,196                --              --             --             --              --
Receivable for
 policy-related
 transactions.........              --            21,875          10,185         29,707         51,566          28,722
                          ------------       -----------     -----------   ------------   ------------     -----------
   Total assets.......     164,868,533        79,623,105      10,924,658    132,142,342    168,024,959      10,737,779
                          ------------       -----------     -----------   ------------   ------------     -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............              --            21,875          10,185         29,707         50,841          28,722
Payable for
 policy-related
 transactions.........           4,196                --              --             --             --              --
                          ------------       -----------     -----------   ------------   ------------     -----------
   Total liabilities..           4,196            21,875          10,185         29,707         50,841          28,722
                          ------------       -----------     -----------   ------------   ------------     -----------
NET ASSETS............    $164,864,337       $79,601,230     $10,914,473   $132,112,635   $167,974,118     $10,709,057
                          ============       ===========     ===========   ============   ============     ===========

NET ASSETS:
Accumulation unit
 values...............    $164,863,390       $79,596,754     $10,910,492   $132,087,890   $167,974,088     $10,708,903
Retained by AXA
 Equitable in
 Separate Account A...             947             4,476           3,981         24,745             30             154
                          ------------       -----------     -----------   ------------   ------------     -----------
TOTAL NET ASSETS......    $164,864,337       $79,601,230     $10,914,473   $132,112,635   $167,974,118     $10,709,057
                          ============       ===========     ===========   ============   ============     ===========

Investments in
 shares of the
 Portfolios, at cost..    $166,899,890       $71,639,472     $10,758,580   $142,382,384   $154,416,115     $ 9,261,652
The Portfolios
 shares held
   Common Shares......      42,815,233         7,340,240         898,126             --             --              --
   Service Class......              --                --              --             --      7,834,580         685,160
   Service Shares.....              --                --              --      6,618,869             --              --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                           MULTIMANAGER
                       MFS(R) INVESTORS MFS(R) TECHNOLOGY MFS(R) UTILITIES  AGGRESSIVE  MULTIMANAGER  MULTIMANAGER
                         TRUST SERIES       PORTFOLIO          SERIES        EQUITY*     CORE BOND*  MID CAP GROWTH*
                       ---------------- ----------------- ---------------- ------------ ------------ ---------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........   $12,152,535       $40,389,877      $99,268,040    $633,391,132 $128,134,591   $78,701,981
Receivable for
 shares of the
 Portfolios sold......            --                --               --         176,544       31,748            --
Receivable for
 policy-related
 transactions.........        30,398            46,328          146,761              --           --        13,372
                         -----------       -----------      -----------    ------------ ------------   -----------
   Total assets.......    12,182,933        40,436,205       99,414,801     633,567,676  128,166,339    78,715,353
                         -----------       -----------      -----------    ------------ ------------   -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............        30,398            46,328          146,761              --           --        13,372
Payable for
 policy-related
 transactions.........            --                --               --          50,935       31,748            --
                         -----------       -----------      -----------    ------------ ------------   -----------
   Total liabilities..        30,398            46,328          146,761          50,935       31,748        13,372
                         -----------       -----------      -----------    ------------ ------------   -----------
NET ASSETS............   $12,152,535       $40,389,877      $99,268,040    $633,516,741 $128,134,591   $78,701,981
                         ===========       ===========      ===========    ============ ============   ===========

NET ASSETS:
Accumulation unit
 values...............   $12,152,325       $40,387,823      $99,267,170    $632,438,294 $128,119,883   $78,681,684
Contracts in payout
 (annuitization)
 period...............            --                --               --       1,076,993           --            --
Retained by AXA
 Equitable in
 Separate Account A...           210             2,054              870           1,454       14,708        20,297
                         -----------       -----------      -----------    ------------ ------------   -----------
TOTAL NET ASSETS......   $12,152,535       $40,389,877      $99,268,040    $633,516,741 $128,134,591   $78,701,981
                         ===========       ===========      ===========    ============ ============   ===========

Investments in
 shares of the
 Portfolios, at cost..   $10,476,448       $34,804,660      $94,164,417    $431,758,060 $133,326,123   $79,213,804
The Portfolios
 shares held
   Class A............            --                --               --      13,747,475           --            --
   Class B............            --                --               --         593,396   12,895,541     8,710,006
   Service Class......       403,337         3,606,239        2,964,995              --           --            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                   PIMCO
                       MULTIMANAGER MID CAP MULTIMANAGER OPPENHEIMER MAIN  COMMODITYREALRETURN(R) TARGET 2015 TARGET 2025
                              VALUE*        TECHNOLOGY*  STREET FUND(R)/VA   STRATEGY PORTFOLIO   ALLOCATION* ALLOCATION*
                       -------------------- ------------ ----------------- ---------------------- ----------- -----------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........     $64,181,344      $148,476,213    $2,045,965           $5,390,911       $24,805,604 $51,650,250
Receivable for
 shares of the
 Portfolios sold......              --                --            --                   --           216,275          --
Receivable for
 policy-related
 transactions.........           4,948           108,081         2,151                7,609                --      19,214
                           -----------      ------------    ----------           ----------       ----------- -----------
   Total assets.......      64,186,292       148,584,294     2,048,116            5,398,520        25,021,879  51,669,464
                           -----------      ------------    ----------           ----------       ----------- -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............           4,948           108,081         2,151                9,434                --      19,214
Payable for
 policy-related
 transactions.........              --                --            --                   --           216,275          --
                           -----------      ------------    ----------           ----------       ----------- -----------
   Total liabilities..           4,948           108,081         2,151                9,434           216,275      19,214
                           -----------      ------------    ----------           ----------       ----------- -----------
NET ASSETS............     $64,181,344      $148,476,213    $2,045,965           $5,389,086       $24,805,604 $51,650,250
                           ===========      ============    ==========           ==========       =========== ===========

NET ASSETS:
Accumulation unit
 values...............     $64,158,144      $148,438,225    $2,045,616           $5,383,946       $24,802,638 $51,647,975
Retained by AXA
 Equitable in
 Separate Account A...          23,200            37,988           349                5,140             2,966       2,275
                           -----------      ------------    ----------           ----------       ----------- -----------
TOTAL NET ASSETS......     $64,181,344      $148,476,213    $2,045,965           $5,389,086       $24,805,604 $51,650,250
                           ===========      ============    ==========           ==========       =========== ===========

Investments in
 shares of the
 Portfolios, at cost..     $46,262,786      $118,094,058    $1,755,588           $7,212,758       $26,296,941 $50,339,155
The Portfolios
 shares held
   Advisor Class......              --                --            --            1,097,945                --          --
   Class B............       4,628,673         7,496,886            --                   --         2,801,974   5,231,651
   Service Class......              --                --        61,385                   --                --          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                  TEMPLETON    VAN ECK VIP
                       TARGET 2035 TARGET 2045 GLOBAL BOND VIP GLOBAL HARD
                       ALLOCATION* ALLOCATION*      FUND       ASSETS FUND
                       ----------- ----------- --------------- -----------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value........... $47,930,885 $37,870,235   $38,426,151   $18,323,463
Receivable for
 policy-related
 transactions.........      17,893      21,286        54,175        23,307
                       ----------- -----------   -----------   -----------
   Total assets.......  47,948,778  37,891,521    38,480,326    18,346,770
                       ----------- -----------   -----------   -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............      17,893      21,286        53,975        23,307
                       ----------- -----------   -----------   -----------
   Total liabilities..      17,893      21,286        53,975        23,307
                       ----------- -----------   -----------   -----------
NET ASSETS............ $47,930,885 $37,870,235   $38,426,351   $18,323,463
                       =========== ===========   ===========   ===========

NET ASSETS:
Accumulation unit
 values............... $47,917,773 $37,868,811   $38,426,328   $18,316,812
Retained by AXA
 Equitable in
 Separate Account A...      13,112       1,424            23         6,651
                       ----------- -----------   -----------   -----------
TOTAL NET ASSETS...... $47,930,885 $37,870,235   $38,426,351   $18,323,463
                       =========== ===========   ===========   ===========

Investments in
 shares of the
 Portfolios, at cost.. $45,616,177 $35,871,338   $39,858,950   $21,861,450
The Portfolios
 shares held
   Class B............   4,773,118   3,813,252            --            --
   Class 2............          --          --     2,135,973            --
   Class S............          --          --            --       743,647

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25.......................  0.50%         B          $110.07         2
ALL ASSET AGGRESSIVE-ALT 25.......................  0.70%         B          $109.71        --
ALL ASSET AGGRESSIVE-ALT 25.......................  0.90%         B          $109.35         3
ALL ASSET AGGRESSIVE-ALT 25.......................  0.95%         B          $109.26        --
ALL ASSET AGGRESSIVE-ALT 25.......................  1.00%         B          $109.17        --
ALL ASSET AGGRESSIVE-ALT 25.......................  1.10%         B          $108.98        --
ALL ASSET AGGRESSIVE-ALT 25.......................  1.20%         B          $108.80        25
ALL ASSET AGGRESSIVE-ALT 25.......................  1.25%         B          $108.71        --
ALL ASSET AGGRESSIVE-ALT 25.......................  1.34%         B          $108.55        16

ALL ASSET GROWTH-ALT 20...........................  0.50%         B          $148.32        --
ALL ASSET GROWTH-ALT 20...........................  0.70%         B          $146.74        --
ALL ASSET GROWTH-ALT 20...........................  0.90%         B          $145.18        12
ALL ASSET GROWTH-ALT 20...........................  0.95%         B          $144.80         8
ALL ASSET GROWTH-ALT 20...........................  1.00%         B          $144.41         4
ALL ASSET GROWTH-ALT 20...........................  1.10%         B          $143.64         9
ALL ASSET GROWTH-ALT 20...........................  1.20%         B          $142.87       169
ALL ASSET GROWTH-ALT 20...........................  1.25%         B          $142.48        25
ALL ASSET GROWTH-ALT 20...........................  1.34%         B          $141.80       160
ALL ASSET GROWTH-ALT 20...........................  1.45%         B          $140.96        --

ALL ASSET MODERATE GROWTH-ALT 15..................  0.50%         B          $106.60        --
ALL ASSET MODERATE GROWTH-ALT 15..................  0.90%         B          $105.90         1
ALL ASSET MODERATE GROWTH-ALT 15..................  0.95%         B          $105.81         1
ALL ASSET MODERATE GROWTH-ALT 15..................  1.00%         B          $105.72        --
ALL ASSET MODERATE GROWTH-ALT 15..................  1.10%         B          $105.54        --
ALL ASSET MODERATE GROWTH-ALT 15..................  1.20%         B          $105.37         9
ALL ASSET MODERATE GROWTH-ALT 15..................  1.25%         B          $105.28         4
ALL ASSET MODERATE GROWTH-ALT 15..................  1.34%         B          $105.12        15

AMERICAN CENTURY VP MID CAP VALUE FUND............  0.50%      CLASS II      $181.40         1
AMERICAN CENTURY VP MID CAP VALUE FUND............  0.70%      CLASS II      $179.69        --
AMERICAN CENTURY VP MID CAP VALUE FUND............  0.80%      CLASS II      $178.84        --
AMERICAN CENTURY VP MID CAP VALUE FUND............  0.90%      CLASS II      $178.00         1
AMERICAN CENTURY VP MID CAP VALUE FUND............  1.00%      CLASS II      $177.16        --
AMERICAN CENTURY VP MID CAP VALUE FUND............  1.10%      CLASS II      $176.32         1
AMERICAN CENTURY VP MID CAP VALUE FUND............  1.20%      CLASS II      $175.49        86

AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  0.50%      CLASS 4       $101.22         6
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  0.70%      CLASS 4       $100.88        --
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  0.80%      CLASS 4       $100.72        --
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  0.90%      CLASS 4       $100.55         6
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  0.95%      CLASS 4       $100.47        13
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  1.00%      CLASS 4       $100.38        --
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  1.10%      CLASS 4       $100.22         6
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  1.20%      CLASS 4       $100.05        34
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  1.25%      CLASS 4       $ 99.97        28
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  1.34%      CLASS 4       $ 99.82        37
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/..  1.45%      CLASS 4       $ 99.63        --

AXA 400 MANAGED VOLATILITY........................  0.40%         B          $149.17         2
AXA 400 MANAGED VOLATILITY........................  0.70%         B          $178.64        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------
AXA 400 MANAGED VOLATILITY........................  0.90%          B         $156.94         --
AXA 400 MANAGED VOLATILITY........................  0.90%          B         $177.09          1
AXA 400 MANAGED VOLATILITY........................  0.95%          B         $176.71          1
AXA 400 MANAGED VOLATILITY........................  1.10%          B         $155.46          1
AXA 400 MANAGED VOLATILITY........................  1.20%          B         $154.73         17
AXA 400 MANAGED VOLATILITY........................  1.20%          B         $174.78         --
AXA 400 MANAGED VOLATILITY........................  1.25%          B         $174.40          1
AXA 400 MANAGED VOLATILITY........................  1.34%          B         $173.71         18

AXA 500 MANAGED VOLATILITY........................  0.50%          B         $165.50         --
AXA 500 MANAGED VOLATILITY........................  0.70%          B         $183.08         --
AXA 500 MANAGED VOLATILITY........................  0.80%          B         $163.17         --
AXA 500 MANAGED VOLATILITY........................  0.90%          B         $162.40          1
AXA 500 MANAGED VOLATILITY........................  0.90%          B         $181.49          1
AXA 500 MANAGED VOLATILITY........................  0.95%          B         $181.10          2
AXA 500 MANAGED VOLATILITY........................  1.10%          B         $160.87          2
AXA 500 MANAGED VOLATILITY........................  1.20%          B         $160.10         34
AXA 500 MANAGED VOLATILITY........................  1.20%          B         $179.13          2
AXA 500 MANAGED VOLATILITY........................  1.25%          B         $178.74          5
AXA 500 MANAGED VOLATILITY........................  1.34%          B         $178.03         29

AXA 2000 MANAGED VOLATILITY.......................  0.50%          B         $152.50         --
AXA 2000 MANAGED VOLATILITY.......................  0.70%          B         $178.03         --
AXA 2000 MANAGED VOLATILITY.......................  0.90%          B         $149.64         --
AXA 2000 MANAGED VOLATILITY.......................  0.90%          B         $176.49          1
AXA 2000 MANAGED VOLATILITY.......................  0.95%          B         $176.10          1
AXA 2000 MANAGED VOLATILITY.......................  1.10%          B         $148.23          1
AXA 2000 MANAGED VOLATILITY.......................  1.20%          B         $147.53          9
AXA 2000 MANAGED VOLATILITY.......................  1.20%          B         $174.19         --
AXA 2000 MANAGED VOLATILITY.......................  1.25%          B         $173.81          1
AXA 2000 MANAGED VOLATILITY.......................  1.34%          B         $173.12         10

AXA AGGRESSIVE ALLOCATION.........................  0.50%          B         $191.54          3
AXA AGGRESSIVE ALLOCATION.........................  0.70%          B         $187.24          9
AXA AGGRESSIVE ALLOCATION.........................  0.80%          B         $226.57         --
AXA AGGRESSIVE ALLOCATION.........................  0.90%          B         $183.05        283
AXA AGGRESSIVE ALLOCATION.........................  0.95%          B         $182.01         94
AXA AGGRESSIVE ALLOCATION.........................  1.00%          B         $180.99          2
AXA AGGRESSIVE ALLOCATION.........................  1.10%          B         $178.94        112
AXA AGGRESSIVE ALLOCATION.........................  1.20%          B         $176.91        774
AXA AGGRESSIVE ALLOCATION.........................  1.25%          B         $108.82         50
AXA AGGRESSIVE ALLOCATION.........................  1.30%          B         $122.44         23
AXA AGGRESSIVE ALLOCATION.........................  1.34%          B         $174.11      1,942
AXA AGGRESSIVE ALLOCATION.........................  1.35%          B         $173.91          1
AXA AGGRESSIVE ALLOCATION.........................  1.45%          B         $171.94          1

AXA BALANCED STRATEGY.............................  1.10%          A         $135.04         --
AXA BALANCED STRATEGY.............................  1.25%          A         $133.96          2
AXA BALANCED STRATEGY.............................  0.50%          B         $121.96         --
AXA BALANCED STRATEGY.............................  0.70%          B         $121.32         --
AXA BALANCED STRATEGY.............................  0.90%          B         $120.67          4
AXA BALANCED STRATEGY.............................  0.95%          B         $120.51          1
AXA BALANCED STRATEGY.............................  1.00%          B         $120.35         --
AXA BALANCED STRATEGY.............................  1.10%          B         $120.03          1
AXA BALANCED STRATEGY.............................  1.20%          B         $119.71         31

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
AXA BALANCED STRATEGY...................  1.25%          B         $119.55        26
AXA BALANCED STRATEGY...................  1.25%          B         $143.48        93
AXA BALANCED STRATEGY...................  1.30%          B         $143.08       489
AXA BALANCED STRATEGY...................  1.34%          B         $119.26        59
AXA BALANCED STRATEGY...................  1.45%          B         $118.91         1

AXA CONSERVATIVE ALLOCATION.............  0.50%          B         $141.64         4
AXA CONSERVATIVE ALLOCATION.............  0.70%          B         $138.47         1
AXA CONSERVATIVE ALLOCATION.............  0.90%          B         $135.37        56
AXA CONSERVATIVE ALLOCATION.............  0.95%          B         $134.60        63
AXA CONSERVATIVE ALLOCATION.............  1.00%          B         $133.84        --
AXA CONSERVATIVE ALLOCATION.............  1.10%          B         $132.33        42
AXA CONSERVATIVE ALLOCATION.............  1.20%          B         $130.83       215
AXA CONSERVATIVE ALLOCATION.............  1.25%          B         $112.61       202
AXA CONSERVATIVE ALLOCATION.............  1.30%          B         $115.80        16
AXA CONSERVATIVE ALLOCATION.............  1.34%          B         $128.76       355
AXA CONSERVATIVE ALLOCATION.............  1.35%          B         $128.61        --
AXA CONSERVATIVE ALLOCATION.............  1.45%          B         $127.15        --

AXA CONSERVATIVE GROWTH STRATEGY........  0.50%          B         $117.21        --
AXA CONSERVATIVE GROWTH STRATEGY........  0.70%          B         $116.59        --
AXA CONSERVATIVE GROWTH STRATEGY........  0.90%          B         $115.97         1
AXA CONSERVATIVE GROWTH STRATEGY........  0.95%          B         $115.82         2
AXA CONSERVATIVE GROWTH STRATEGY........  1.00%          B         $115.66        --
AXA CONSERVATIVE GROWTH STRATEGY........  1.10%          B         $115.36         2
AXA CONSERVATIVE GROWTH STRATEGY........  1.20%          B         $115.05        19
AXA CONSERVATIVE GROWTH STRATEGY........  1.25%          B         $114.89        26
AXA CONSERVATIVE GROWTH STRATEGY........  1.25%          B         $135.81        19
AXA CONSERVATIVE GROWTH STRATEGY........  1.30%          B         $135.44        57
AXA CONSERVATIVE GROWTH STRATEGY........  1.34%          B         $114.62        25

AXA CONSERVATIVE STRATEGY...............  0.70%          B         $107.44        --
AXA CONSERVATIVE STRATEGY...............  0.90%          B         $106.87         2
AXA CONSERVATIVE STRATEGY...............  0.95%          B         $106.73         1
AXA CONSERVATIVE STRATEGY...............  1.10%          B         $106.31        --
AXA CONSERVATIVE STRATEGY...............  1.20%          B         $106.02         8
AXA CONSERVATIVE STRATEGY...............  1.25%          B         $105.88         6
AXA CONSERVATIVE STRATEGY...............  1.25%          B         $119.74         6
AXA CONSERVATIVE STRATEGY...............  1.30%          B         $119.41        24
AXA CONSERVATIVE STRATEGY...............  1.34%          B         $105.63        14

AXA CONSERVATIVE-PLUS ALLOCATION........  0.50%          B         $153.69        11
AXA CONSERVATIVE-PLUS ALLOCATION........  0.70%          B         $150.24         4
AXA CONSERVATIVE-PLUS ALLOCATION........  0.80%          B         $156.61        --
AXA CONSERVATIVE-PLUS ALLOCATION........  0.90%          B         $146.88       103
AXA CONSERVATIVE-PLUS ALLOCATION........  0.95%          B         $146.05        43
AXA CONSERVATIVE-PLUS ALLOCATION........  1.00%          B         $145.22        --
AXA CONSERVATIVE-PLUS ALLOCATION........  1.10%          B         $143.58        46
AXA CONSERVATIVE-PLUS ALLOCATION........  1.20%          B         $141.95       465
AXA CONSERVATIVE-PLUS ALLOCATION........  1.25%          B         $112.62       134
AXA CONSERVATIVE-PLUS ALLOCATION........  1.30%          B         $118.60        20
AXA CONSERVATIVE-PLUS ALLOCATION........  1.34%          B         $139.71       677
AXA CONSERVATIVE-PLUS ALLOCATION........  1.35%          B         $139.54        --
AXA CONSERVATIVE-PLUS ALLOCATION........  1.45%          B         $137.96        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.50%          B         $296.80          1
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.70%          B         $221.12         --
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.70%          B         $361.38          6
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.80%          B         $223.05         --
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.90%          B         $349.58         33
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.90%          B         $414.64          6
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.95%          B         $305.70         46
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.00%          B         $343.83         --
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.10%          B         $338.14         11
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.20%          B         $314.03        158
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.20%          B         $332.54         46
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.25%          B         $ 94.83        101
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.30%          B         $129.70          4
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.34%          B         $215.40      1,303
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.34%          B         $348.38         22
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.35%          B         $324.32          3
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  1.45%          B         $301.21          1

AXA GROWTH STRATEGY...............................  1.10%          A         $148.77          6
AXA GROWTH STRATEGY...............................  1.25%          A         $147.58          3

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.40%          B         $ 91.71         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.50%          B         $122.16          1
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.70%          B         $133.71          5
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.80%          B         $181.69         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.90%          B         $129.63         46
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.95%          B         $158.03         49
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  1.00%          B         $127.64         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  1.10%          B         $125.67         17
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  1.20%          B         $123.73        301
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  1.25%          B         $ 81.06         41
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  1.30%          B         $ 93.86          4
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  1.34%          B         $121.06        974
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  1.45%          B         $147.91         --

AXA INTERNATIONAL MANAGED VOLATILITY..............  0.50%          B         $113.78         --
AXA INTERNATIONAL MANAGED VOLATILITY..............  0.70%          B         $120.48         --
AXA INTERNATIONAL MANAGED VOLATILITY..............  0.90%          B         $111.65         --
AXA INTERNATIONAL MANAGED VOLATILITY..............  0.90%          B         $119.43          3
AXA INTERNATIONAL MANAGED VOLATILITY..............  0.95%          B         $119.17          2
AXA INTERNATIONAL MANAGED VOLATILITY..............  1.00%          B         $111.12         --
AXA INTERNATIONAL MANAGED VOLATILITY..............  1.10%          B         $110.59          1
AXA INTERNATIONAL MANAGED VOLATILITY..............  1.20%          B         $110.07         30
AXA INTERNATIONAL MANAGED VOLATILITY..............  1.20%          B         $117.88         --
AXA INTERNATIONAL MANAGED VOLATILITY..............  1.25%          B         $117.62          2
AXA INTERNATIONAL MANAGED VOLATILITY..............  1.34%          B         $117.16         24

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.40%          B         $120.26         39
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.50%          B         $120.89          2
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.70%          B         $145.70          5
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.80%          B         $182.04         --
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.90%          B         $141.26         51
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.95%          B         $140.17         59
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  1.00%          B         $139.09         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  1.10%          B         $136.94         10
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  1.20%          B         $134.82        111
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  1.25%          B         $ 77.43         28
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  1.30%          B         $ 89.34          5
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  1.34%          B         $131.92      1,194
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  1.35%          B         $131.71          2
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  1.45%          B         $141.98          1

AXA LARGE CAP CORE MANAGED VOLATILITY.............  0.50%          B         $150.74         --
AXA LARGE CAP CORE MANAGED VOLATILITY.............  0.70%          B         $155.29         --
AXA LARGE CAP CORE MANAGED VOLATILITY.............  0.90%          B         $150.56          6
AXA LARGE CAP CORE MANAGED VOLATILITY.............  0.95%          B         $149.39         11
AXA LARGE CAP CORE MANAGED VOLATILITY.............  1.10%          B         $145.96          2
AXA LARGE CAP CORE MANAGED VOLATILITY.............  1.20%          B         $143.70         33
AXA LARGE CAP CORE MANAGED VOLATILITY.............  1.25%          B         $128.41          4
AXA LARGE CAP CORE MANAGED VOLATILITY.............  1.30%          B         $140.26          1
AXA LARGE CAP CORE MANAGED VOLATILITY.............  1.34%          B         $140.60        169
AXA LARGE CAP CORE MANAGED VOLATILITY.............  1.45%          B         $138.21         --

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.50%          B         $105.35          3
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.70%          B         $183.29         13
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.80%          B         $271.52         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.90%          B         $158.75         24
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.90%          B         $177.31         75
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.95%          B         $149.34        159
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.00%          B         $174.39          1
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.10%          B         $171.51         22
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.20%          B         $161.97        302
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.20%          B         $168.66         42
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.25%          B         $148.30         21
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.30%          B         $170.48          8
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.34%          B         $246.29      2,305
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.35%          B         $164.49          6
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  1.45%          B         $155.36          5

AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.70%          A         $171.72         13
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.90%          A         $166.49         57
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.20%          A         $158.91         47
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.34%          A         $155.49      5,055
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.35%          A         $155.24         16
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.45%          A         $163.49          5
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.40%          B         $152.11         25
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.50%          B         $188.42          3
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.80%          B         $268.97         --
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.90%          B         $164.33         30
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.95%          B         $172.94        178
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.00%          B         $163.93         --
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.10%          B         $159.32         10
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.10%          B         $161.40         --
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.20%          B         $156.85        394
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.20%          B         $158.91          1
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.25%          B         $102.31         30
AXA LARGE CAP VALUE MANAGED VOLATILITY............  1.30%          B         $112.66         11

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.50%          B         $276.62          2
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.70%          B         $218.08          6
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.80%          B         $315.48         --
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.90%          B         $210.96         34
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.90%          B         $261.07         12
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.95%          B         $264.46         72
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.00%          B         $207.49         --
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.10%          B         $204.06         10
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.20%          B         $200.06        208
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.20%          B         $200.68         22
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.25%          B         $128.01         26
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.30%          B         $146.56          7
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.34%          B         $247.35      1,780
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.35%          B         $195.72          4
AXA MID CAP VALUE MANAGED VOLATILITY..............  1.45%          B         $191.89          1

AXA MODERATE ALLOCATION...........................  0.70%          A         $205.05         16
AXA MODERATE ALLOCATION+..........................  0.70%          A         $205.18          1
AXA MODERATE ALLOCATION...........................  0.90%          A         $242.66        236
AXA MODERATE ALLOCATION+..........................  0.90%          A         $243.30         32
AXA MODERATE ALLOCATION...........................  1.20%          A         $212.06         56
AXA MODERATE ALLOCATION+..........................  1.34%          A         $ 76.59     12,511
AXA MODERATE ALLOCATION...........................  1.35%          A         $247.66        921
AXA MODERATE ALLOCATION...........................  1.35%          A         $249.23         18
AXA MODERATE ALLOCATION...........................  1.45%          A         $158.27          4
AXA MODERATE ALLOCATION...........................  0.40%          B         $118.40         30
AXA MODERATE ALLOCATION...........................  0.50%          B         $147.91         95
AXA MODERATE ALLOCATION...........................  0.80%          B         $167.42         --
AXA MODERATE ALLOCATION+..........................  0.90%          B         $153.13         11
AXA MODERATE ALLOCATION...........................  0.90%          B         $169.97         75
AXA MODERATE ALLOCATION...........................  0.95%          B         $151.55        176
AXA MODERATE ALLOCATION...........................  1.00%          B         $167.05          3
AXA MODERATE ALLOCATION...........................  1.10%          B         $148.07        211
AXA MODERATE ALLOCATION...........................  1.20%          B         $159.53      1,799
AXA MODERATE ALLOCATION...........................  1.25%          B         $109.40        383
AXA MODERATE ALLOCATION...........................  1.30%          B         $118.54        104

AXA MODERATE GROWTH STRATEGY......................  0.50%          B         $126.90          1
AXA MODERATE GROWTH STRATEGY......................  0.70%          B         $126.23         --
AXA MODERATE GROWTH STRATEGY......................  0.90%          B         $125.56          7
AXA MODERATE GROWTH STRATEGY......................  0.95%          B         $125.39          1
AXA MODERATE GROWTH STRATEGY......................  1.00%          B         $125.22         --
AXA MODERATE GROWTH STRATEGY......................  1.10%          B         $124.89          8
AXA MODERATE GROWTH STRATEGY......................  1.20%          B         $124.56         91
AXA MODERATE GROWTH STRATEGY......................  1.25%          B         $124.39         36
AXA MODERATE GROWTH STRATEGY......................  1.34%          B         $124.09         60
AXA MODERATE GROWTH STRATEGY......................  1.45%          B         $123.73         --

AXA MODERATE-PLUS ALLOCATION......................  0.50%          B         $181.72          6
AXA MODERATE-PLUS ALLOCATION......................  0.70%          B         $177.64         17
AXA MODERATE-PLUS ALLOCATION......................  0.80%          B         $195.15         --
AXA MODERATE-PLUS ALLOCATION......................  0.90%          B         $173.67        417
AXA MODERATE-PLUS ALLOCATION......................  0.95%          B         $172.68        250
AXA MODERATE-PLUS ALLOCATION......................  1.00%          B         $171.71          2

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                              UNITS
                                                                       CONTRACT                            OUTSTANDING
                                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                       -------- --------------- ---------- -----------
AXA MODERATE-PLUS ALLOCATION..........................................  1.10%          B         $169.77        211
AXA MODERATE-PLUS ALLOCATION..........................................  1.20%          B         $167.84      1,476
AXA MODERATE-PLUS ALLOCATION..........................................  1.25%          B         $110.72        198
AXA MODERATE-PLUS ALLOCATION..........................................  1.30%          B         $121.60        105
AXA MODERATE-PLUS ALLOCATION..........................................  1.34%          B         $165.19      3,883
AXA MODERATE-PLUS ALLOCATION..........................................  1.35%          B         $165.00          4
AXA MODERATE-PLUS ALLOCATION..........................................  1.45%          B         $163.12          1

AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  0.40%          B         $123.27          1
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  0.50%          B         $137.58          9
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  0.70%          B         $135.30          2
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  0.90%          B         $133.05         16
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  0.95%          B         $132.49         36
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  1.00%          B         $131.94          1
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  1.10%          B         $130.84         15
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  1.20%          B         $129.74         89
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  1.25%          B         $118.95         38
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  1.30%          B         $126.78          9
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  1.34%          B         $128.22        505
AXA/FRANKLIN BALANCED MANAGED VOLATILITY..............................  1.45%          B         $127.03          1

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  0.50%          B         $149.03          5
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  0.70%          B         $146.55          1
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  0.90%          B         $144.12          3
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  0.95%          B         $143.51          5
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  1.00%          B         $142.91         --
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  1.10%          B         $141.72          3
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  1.20%          B         $140.53         16
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  1.25%          B         $117.15          5
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  1.30%          B         $133.07          1
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  1.34%          B         $138.88         98
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.......................  1.45%          B         $137.60         --

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  0.50%          B         $117.85         10
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  0.70%          B         $116.06         --
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  0.90%          B         $114.29         13
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  0.95%          B         $113.85         29
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  1.00%          B         $219.40         --
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  1.10%          B         $126.52         13
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  1.20%          B         $111.67        120
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  1.25%          B         $110.26         28
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  1.30%          B         $111.05         12
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY..................  1.34%          B         $110.47        421

AXA/LOOMIS SAYLES GROWTH..............................................  0.40%          B         $136.11         --
AXA/LOOMIS SAYLES GROWTH..............................................  0.50%          B         $205.29         --
AXA/LOOMIS SAYLES GROWTH..............................................  0.70%          B         $201.11          1
AXA/LOOMIS SAYLES GROWTH..............................................  0.80%          B         $236.58         --
AXA/LOOMIS SAYLES GROWTH..............................................  0.90%          B         $197.01          8
AXA/LOOMIS SAYLES GROWTH..............................................  0.95%          B         $196.00          9
AXA/LOOMIS SAYLES GROWTH..............................................  1.00%          B         $194.99         --
AXA/LOOMIS SAYLES GROWTH..............................................  1.10%          B         $192.98          7
AXA/LOOMIS SAYLES GROWTH..............................................  1.20%          B         $190.99         25
AXA/LOOMIS SAYLES GROWTH..............................................  1.25%          B         $150.74         16

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
AXA/LOOMIS SAYLES GROWTH....................................  1.30%          B         $166.06         2
AXA/LOOMIS SAYLES GROWTH....................................  1.34%          B         $188.25       155
AXA/LOOMIS SAYLES GROWTH....................................  1.35%          B         $188.05        --
AXA/LOOMIS SAYLES GROWTH....................................  1.45%          B         $186.11        --

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  0.50%          B         $140.68        --
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  0.70%          B         $138.34        --
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  0.90%          B         $136.04         8
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  0.95%          B         $135.47         8
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  1.00%          B         $134.91        --
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  1.10%          B         $133.78         2
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  1.20%          B         $132.66        27
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  1.25%          B         $113.36         4
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  1.30%          B         $127.43         8
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  1.34%          B         $131.10       168
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............  1.45%          B         $129.89        --

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  0.50%          B         $123.46         1
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  0.70%          B         $121.41         1
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  0.80%          B         $223.29        --
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  0.90%          B         $119.40        12
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  0.95%          B         $118.90        11
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  1.00%          B         $118.40        --
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  1.10%          B         $117.41         6
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  1.20%          B         $116.42       112
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  1.25%          B         $100.04        20
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  1.30%          B         $111.93         8
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  1.34%          B         $115.06       234
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............  1.45%          B         $114.00        --

CHARTER/SM/ MULTI-SECTOR BOND...............................  0.70%          A         $119.08         2
CHARTER/SM/ MULTI-SECTOR BOND...............................  0.90%          A         $153.96        17
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.20%          A         $127.48         4
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.34%          A         $167.83       406
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.35%          A         $178.82         3
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.45%          A         $ 97.76         1
CHARTER/SM/ MULTI-SECTOR BOND...............................  0.50%          B         $134.01         3
CHARTER/SM/ MULTI-SECTOR BOND...............................  0.70%          B         $124.54        --
CHARTER/SM/ MULTI-SECTOR BOND...............................  0.80%          B         $128.06        --
CHARTER/SM/ MULTI-SECTOR BOND...............................  0.90%          B         $104.11         4
CHARTER/SM/ MULTI-SECTOR BOND...............................  0.95%          B         $119.82        68
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.00%          B         $139.83        --
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.10%          B         $117.07        16
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.20%          B         $ 98.68       137
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.25%          B         $ 91.91        30
CHARTER/SM/ MULTI-SECTOR BOND...............................  1.30%          B         $ 95.70         4

CHARTER/SM/ SMALL CAP GROWTH................................  0.50%          B         $180.19        --
CHARTER/SM/ SMALL CAP GROWTH................................  0.70%          B         $176.51         1
CHARTER/SM/ SMALL CAP GROWTH................................  0.90%          B         $172.91         5
CHARTER/SM/ SMALL CAP GROWTH................................  0.95%          B         $172.03        13
CHARTER/SM/ SMALL CAP GROWTH................................  1.00%          B         $171.14        --
CHARTER/SM/ SMALL CAP GROWTH................................  1.10%          B         $169.38         4
CHARTER/SM/ SMALL CAP GROWTH................................  1.20%          B         $167.63        22

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
CHARTER/SM/ SMALL CAP GROWTH................................  1.25%          B         $113.60         7
CHARTER/SM/ SMALL CAP GROWTH................................  1.30%          B         $129.96         1
CHARTER/SM/ SMALL CAP GROWTH................................  1.34%          B         $164.20        13
CHARTER/SM/ SMALL CAP GROWTH................................  1.34%          B         $165.22       222
CHARTER/SM/ SMALL CAP GROWTH................................  1.35%          B         $165.05        --
CHARTER/SM/ SMALL CAP GROWTH................................  1.45%          B         $163.35        --

CHARTER/SM/ SMALL CAP VALUE.................................  0.50%          B         $254.09         1
CHARTER/SM/ SMALL CAP VALUE.................................  0.70%          B         $261.89         1
CHARTER/SM/ SMALL CAP VALUE.................................  0.90%          B         $253.90        12
CHARTER/SM/ SMALL CAP VALUE.................................  0.95%          B         $198.82        24
CHARTER/SM/ SMALL CAP VALUE.................................  1.00%          B         $250.00        --
CHARTER/SM/ SMALL CAP VALUE.................................  1.10%          B         $246.15         2
CHARTER/SM/ SMALL CAP VALUE.................................  1.20%          B         $242.34        35
CHARTER/SM/ SMALL CAP VALUE.................................  1.25%          B         $109.25         5
CHARTER/SM/ SMALL CAP VALUE.................................  1.30%          B         $119.18        --
CHARTER/SM/ SMALL CAP VALUE.................................  1.34%          B         $235.12        16
CHARTER/SM/ SMALL CAP VALUE.................................  1.34%          B         $237.12       441
CHARTER/SM/ SMALL CAP VALUE.................................  1.35%          B         $236.75        --
CHARTER/SM/ SMALL CAP VALUE.................................  1.45%          B         $182.76        --

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES..............  0.50%          B         $125.04        --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES..............  0.70%          B         $124.38        --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES..............  0.90%          B         $123.72         2
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES..............  0.95%          B         $123.56         3
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES..............  1.10%          B         $123.06         3
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES..............  1.20%          B         $122.73        48
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES..............  1.25%          B         $122.57        17
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES..............  1.34%          B         $122.27        22

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  0.70%          A         $282.62         3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  0.90%          A         $351.16        15
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.20%          A         $332.83        13
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.34%          A         $324.60       918
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.35%          A         $324.02         5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.45%          A         $233.78         1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  0.50%          B         $185.40         8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  0.70%          B         $303.60        --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  0.80%          B         $333.81        --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  0.90%          B         $248.36         4
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  0.95%          B         $292.09        49
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.00%          B         $316.26        --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.10%          B         $285.37         7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.20%          B         $235.70       141
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.25%          B         $149.49        34
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......................  1.30%          B         $179.33         5

EQ/BLACKROCK BASIC VALUE EQUITY.............................  0.50%          B         $235.89         7
EQ/BLACKROCK BASIC VALUE EQUITY.............................  0.70%          B         $291.58         9
EQ/BLACKROCK BASIC VALUE EQUITY.............................  0.80%          B         $272.43        --
EQ/BLACKROCK BASIC VALUE EQUITY.............................  0.90%          B         $275.57        11
EQ/BLACKROCK BASIC VALUE EQUITY.............................  0.90%          B         $282.06        79
EQ/BLACKROCK BASIC VALUE EQUITY.............................  0.95%          B         $233.71        78
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.00%          B         $277.42         1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.10%          B         $272.83         33
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.20%          B         $266.28        530
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.20%          B         $268.31         75
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.25%          B         $129.65        209
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.30%          B         $146.80          7
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.34%          B         $339.44      1,311
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.35%          B         $261.68          5
EQ/BLACKROCK BASIC VALUE EQUITY.............................  1.45%          B         $255.41          1

EQ/BOSTON ADVISORS EQUITY INCOME............................  0.50%          B         $190.90         12
EQ/BOSTON ADVISORS EQUITY INCOME............................  0.70%          B         $187.01          1
EQ/BOSTON ADVISORS EQUITY INCOME............................  0.80%          B         $271.06         --
EQ/BOSTON ADVISORS EQUITY INCOME............................  0.90%          B         $183.20         24
EQ/BOSTON ADVISORS EQUITY INCOME............................  0.95%          B         $182.25         23
EQ/BOSTON ADVISORS EQUITY INCOME............................  1.00%          B         $181.32         --
EQ/BOSTON ADVISORS EQUITY INCOME............................  1.10%          B         $179.45          9
EQ/BOSTON ADVISORS EQUITY INCOME............................  1.20%          B         $177.60        127
EQ/BOSTON ADVISORS EQUITY INCOME............................  1.25%          B         $127.17         30
EQ/BOSTON ADVISORS EQUITY INCOME............................  1.30%          B         $143.33          5
EQ/BOSTON ADVISORS EQUITY INCOME............................  1.34%          B         $175.05        399
EQ/BOSTON ADVISORS EQUITY INCOME............................  1.35%          B         $174.87         --
EQ/BOSTON ADVISORS EQUITY INCOME............................  1.45%          B         $173.06         --

EQ/CALVERT SOCIALLY RESPONSIBLE.............................  0.40%          B         $153.55          3
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  0.50%          B         $132.05          1
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  0.70%          B         $144.90          2
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  0.90%          B         $140.48          7
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  0.95%          B         $178.72          4
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  1.00%          B         $138.32         --
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  1.10%          B         $136.18          3
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  1.20%          B         $134.07         56
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  1.25%          B         $134.10          6
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  1.30%          B         $147.52          1
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  1.34%          B         $131.18        243
EQ/CALVERT SOCIALLY RESPONSIBLE.............................  1.45%          B         $167.13         --

EQ/CAPITAL GUARDIAN RESEARCH................................  0.70%          B         $216.67          2
EQ/CAPITAL GUARDIAN RESEARCH................................  0.90%          B         $210.07         14
EQ/CAPITAL GUARDIAN RESEARCH................................  0.95%          B         $208.45         35
EQ/CAPITAL GUARDIAN RESEARCH................................  1.10%          B         $203.65          2
EQ/CAPITAL GUARDIAN RESEARCH................................  1.20%          B         $200.50        150
EQ/CAPITAL GUARDIAN RESEARCH................................  1.25%          B         $140.47        107
EQ/CAPITAL GUARDIAN RESEARCH................................  1.30%          B         $153.17          1
EQ/CAPITAL GUARDIAN RESEARCH................................  1.34%          B         $196.18        744
EQ/CAPITAL GUARDIAN RESEARCH................................  1.35%          B         $195.88          2
EQ/CAPITAL GUARDIAN RESEARCH................................  1.45%          B         $192.85          1

EQ/COMMON STOCK INDEX.......................................  0.70%          A         $227.59         21
EQ/COMMON STOCK INDEX+......................................  0.74%          A         $732.35         48
EQ/COMMON STOCK INDEX+......................................  0.74%          A         $793.28         18
EQ/COMMON STOCK INDEX.......................................  0.90%          A         $318.67         47
EQ/COMMON STOCK INDEX.......................................  1.20%          A         $258.09         26
EQ/COMMON STOCK INDEX.......................................  1.35%          A         $393.65        979
EQ/COMMON STOCK INDEX.......................................  1.35%          A         $411.30         17

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
EQ/COMMON STOCK INDEX+......................................  1.40%          A         $515.55      3,428
EQ/COMMON STOCK INDEX.......................................  1.45%          A         $157.55         16
EQ/COMMON STOCK INDEX.......................................  0.40%          B         $150.16         11
EQ/COMMON STOCK INDEX.......................................  0.50%          B         $146.30          1
EQ/COMMON STOCK INDEX.......................................  0.80%          B         $291.56         --
EQ/COMMON STOCK INDEX.......................................  0.90%          B         $152.30         14
EQ/COMMON STOCK INDEX.......................................  0.90%          B         $170.44         47
EQ/COMMON STOCK INDEX.......................................  0.95%          B         $144.30        167
EQ/COMMON STOCK INDEX.......................................  1.00%          B         $247.82         --
EQ/COMMON STOCK INDEX.......................................  1.10%          B         $140.98         13
EQ/COMMON STOCK INDEX.......................................  1.20%          B         $158.83        505
EQ/COMMON STOCK INDEX.......................................  1.25%          B         $125.47        116
EQ/COMMON STOCK INDEX.......................................  1.30%          B         $139.83         14

EQ/CORE BOND INDEX..........................................  0.40%          B         $101.04          9
EQ/CORE BOND INDEX..........................................  0.50%          B         $129.36          5
EQ/CORE BOND INDEX..........................................  0.70%          B         $125.99          3
EQ/CORE BOND INDEX..........................................  0.90%          B         $122.72         31
EQ/CORE BOND INDEX..........................................  0.95%          B         $121.91         88
EQ/CORE BOND INDEX..........................................  1.00%          B         $121.11         --
EQ/CORE BOND INDEX..........................................  1.10%          B         $119.52         17
EQ/CORE BOND INDEX..........................................  1.20%          B         $117.95        158
EQ/CORE BOND INDEX..........................................  1.25%          B         $100.84         42
EQ/CORE BOND INDEX..........................................  1.30%          B         $100.84          4
EQ/CORE BOND INDEX..........................................  1.34%          B         $115.78        599
EQ/CORE BOND INDEX..........................................  1.35%          B         $115.63         --
EQ/CORE BOND INDEX..........................................  1.45%          B         $114.11         --

EQ/EMERGING MARKETS EQUITY PLUS.............................  0.50%          B         $ 91.49         --
EQ/EMERGING MARKETS EQUITY PLUS.............................  0.70%          B         $ 91.19         --
EQ/EMERGING MARKETS EQUITY PLUS.............................  0.90%          B         $ 90.88          1
EQ/EMERGING MARKETS EQUITY PLUS.............................  0.95%          B         $ 90.81         --
EQ/EMERGING MARKETS EQUITY PLUS.............................  1.00%          B         $ 90.73         --
EQ/EMERGING MARKETS EQUITY PLUS.............................  1.10%          B         $ 90.58         --
EQ/EMERGING MARKETS EQUITY PLUS.............................  1.20%          B         $ 90.43         10
EQ/EMERGING MARKETS EQUITY PLUS.............................  1.25%          B         $ 90.36          1
EQ/EMERGING MARKETS EQUITY PLUS.............................  1.34%          B         $ 90.22         21

EQ/EQUITY 500 INDEX.........................................  0.70%          A         $249.84         17
EQ/EQUITY 500 INDEX.........................................  0.90%          A         $350.25         70
EQ/EQUITY 500 INDEX.........................................  1.20%          A         $284.26         59
EQ/EQUITY 500 INDEX.........................................  1.34%          A         $464.56      1,936
EQ/EQUITY 500 INDEX.........................................  1.35%          A         $463.58          9
EQ/EQUITY 500 INDEX.........................................  1.45%          A         $174.44          6
EQ/EQUITY 500 INDEX.........................................  0.40%          B         $149.21         43
EQ/EQUITY 500 INDEX.........................................  0.50%          B         $163.39          5
EQ/EQUITY 500 INDEX.........................................  0.70%          B         $163.85         --
EQ/EQUITY 500 INDEX.........................................  0.90%          B         $187.96         32
EQ/EQUITY 500 INDEX.........................................  0.95%          B         $157.64        111
EQ/EQUITY 500 INDEX.........................................  1.00%          B         $238.32          1
EQ/EQUITY 500 INDEX.........................................  1.10%          B         $154.01         42
EQ/EQUITY 500 INDEX.........................................  1.20%          B         $175.85        796
EQ/EQUITY 500 INDEX.........................................  1.25%          B         $136.47        213
EQ/EQUITY 500 INDEX.........................................  1.30%          B         $152.88         10

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  0.50%          B         $155.35         --
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  0.70%          B         $152.35          1
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  0.90%          B         $149.42          6
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  0.95%          B         $148.69         13
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  1.10%          B         $146.53          4
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  1.20%          B         $145.10          9
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  1.25%          B         $116.08         13
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  1.30%          B         $126.41          1
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  1.34%          B         $143.06          1
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  1.34%          B         $143.13         93
EQ/GAMCO MERGERS AND ACQUISITIONS...........................  1.45%          B         $141.59         --

EQ/GAMCO SMALL COMPANY VALUE................................  0.40%          B         $153.61          3
EQ/GAMCO SMALL COMPANY VALUE................................  0.50%          B         $310.16          4
EQ/GAMCO SMALL COMPANY VALUE................................  0.70%          B         $303.84          8
EQ/GAMCO SMALL COMPANY VALUE................................  0.80%          B         $355.09         --
EQ/GAMCO SMALL COMPANY VALUE................................  0.90%          B         $297.64        103
EQ/GAMCO SMALL COMPANY VALUE................................  0.95%          B         $296.11         54
EQ/GAMCO SMALL COMPANY VALUE................................  1.00%          B         $294.60          3
EQ/GAMCO SMALL COMPANY VALUE................................  1.10%          B         $291.56         38
EQ/GAMCO SMALL COMPANY VALUE................................  1.20%          B         $288.56        636
EQ/GAMCO SMALL COMPANY VALUE................................  1.25%          B         $183.63        190
EQ/GAMCO SMALL COMPANY VALUE................................  1.30%          B         $217.11         11
EQ/GAMCO SMALL COMPANY VALUE................................  1.34%          B         $284.41      1,523
EQ/GAMCO SMALL COMPANY VALUE................................  1.35%          B         $284.11          2
EQ/GAMCO SMALL COMPANY VALUE................................  1.45%          B         $281.18          1

EQ/GLOBAL BOND PLUS.........................................  0.50%          B         $129.77          3
EQ/GLOBAL BOND PLUS.........................................  0.70%          B         $127.38          3
EQ/GLOBAL BOND PLUS.........................................  0.80%          B         $117.96         --
EQ/GLOBAL BOND PLUS.........................................  0.90%          B         $125.03         25
EQ/GLOBAL BOND PLUS.........................................  0.95%          B         $124.45         48
EQ/GLOBAL BOND PLUS.........................................  1.00%          B         $123.87         --
EQ/GLOBAL BOND PLUS.........................................  1.10%          B         $122.72         31
EQ/GLOBAL BOND PLUS.........................................  1.20%          B         $121.57         91
EQ/GLOBAL BOND PLUS.........................................  1.25%          B         $121.73         60
EQ/GLOBAL BOND PLUS.........................................  1.30%          B         $123.29          2
EQ/GLOBAL BOND PLUS.........................................  1.34%          B         $119.99        310
EQ/GLOBAL BOND PLUS.........................................  1.35%          B         $119.88         --
EQ/GLOBAL BOND PLUS.........................................  1.45%          B         $118.76         --

EQ/HIGH YIELD BOND..........................................  0.50%          B         $103.27         --
EQ/HIGH YIELD BOND..........................................  0.70%          B         $102.93         --
EQ/HIGH YIELD BOND..........................................  0.90%          B         $102.59         --
EQ/HIGH YIELD BOND..........................................  0.95%          B         $102.50          1
EQ/HIGH YIELD BOND..........................................  1.00%          B         $102.42         --
EQ/HIGH YIELD BOND..........................................  1.10%          B         $102.25         --
EQ/HIGH YIELD BOND..........................................  1.20%          B         $102.08         15
EQ/HIGH YIELD BOND..........................................  1.25%          B         $101.99          3
EQ/HIGH YIELD BOND..........................................  1.34%          B         $101.84         11

EQ/INTERMEDIATE GOVERNMENT BOND.............................  0.70%          A         $165.23          2
EQ/INTERMEDIATE GOVERNMENT BOND+............................  0.74%          A         $ 94.34         12
EQ/INTERMEDIATE GOVERNMENT BOND.............................  0.90%          A         $175.60          5

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.20%          A         $158.26          2
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.34%          A         $174.62        272
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.35%          A         $168.17          2
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.45%          A         $140.12         --
EQ/INTERMEDIATE GOVERNMENT BOND.............................  0.50%          B         $147.34         --
EQ/INTERMEDIATE GOVERNMENT BOND.............................  0.90%          B         $148.34          1
EQ/INTERMEDIATE GOVERNMENT BOND.............................  0.95%          B         $144.44         36
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.00%          B         $116.49         --
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.10%          B         $141.12         10
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.20%          B         $141.24         38
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.25%          B         $107.89         31
EQ/INTERMEDIATE GOVERNMENT BOND.............................  1.30%          B         $108.20          1

EQ/INTERNATIONAL EQUITY INDEX...............................  0.70%          A         $136.30          9
EQ/INTERNATIONAL EQUITY INDEX...............................  0.90%          A         $144.58         55
EQ/INTERNATIONAL EQUITY INDEX...............................  1.20%          A         $125.21         18
EQ/INTERNATIONAL EQUITY INDEX...............................  1.34%          A         $138.16      2,454
EQ/INTERNATIONAL EQUITY INDEX...............................  1.35%          A         $137.89         15
EQ/INTERNATIONAL EQUITY INDEX...............................  1.45%          A         $107.22          3
EQ/INTERNATIONAL EQUITY INDEX...............................  0.40%          B         $123.24          2
EQ/INTERNATIONAL EQUITY INDEX...............................  0.50%          B         $114.63          2
EQ/INTERNATIONAL EQUITY INDEX...............................  0.80%          B         $190.01         --
EQ/INTERNATIONAL EQUITY INDEX...............................  0.90%          B         $117.49         19
EQ/INTERNATIONAL EQUITY INDEX...............................  0.95%          B         $112.50        104
EQ/INTERNATIONAL EQUITY INDEX...............................  1.00%          B         $170.80         --
EQ/INTERNATIONAL EQUITY INDEX...............................  1.10%          B         $109.91         16
EQ/INTERNATIONAL EQUITY INDEX...............................  1.20%          B         $107.95        159
EQ/INTERNATIONAL EQUITY INDEX...............................  1.25%          B         $ 67.15         58
EQ/INTERNATIONAL EQUITY INDEX...............................  1.30%          B         $ 81.06          9

EQ/INVESCO COMSTOCK.........................................  0.50%          B         $180.41          3
EQ/INVESCO COMSTOCK.........................................  0.70%          B         $176.93          1
EQ/INVESCO COMSTOCK.........................................  0.90%          B         $173.52         24
EQ/INVESCO COMSTOCK.........................................  0.95%          B         $172.67         33
EQ/INVESCO COMSTOCK.........................................  1.00%          B         $171.83         --
EQ/INVESCO COMSTOCK.........................................  1.10%          B         $170.16         23
EQ/INVESCO COMSTOCK.........................................  1.20%          B         $168.50        141
EQ/INVESCO COMSTOCK.........................................  1.25%          B         $131.96         48
EQ/INVESCO COMSTOCK.........................................  1.30%          B         $144.06          2
EQ/INVESCO COMSTOCK.........................................  1.34%          B         $166.21        488
EQ/INVESCO COMSTOCK.........................................  1.35%          B         $166.05         --
EQ/INVESCO COMSTOCK.........................................  1.45%          B         $164.43         --

EQ/JPMORGAN VALUE OPPORTUNITIES.............................  0.40%          B         $161.14          1
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  0.50%          B         $195.31          1
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  0.70%          B         $192.24          1
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  0.80%          B         $291.16         --
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  0.90%          B         $183.92          1
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  0.90%          B         $185.96          9
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  0.95%          B         $171.42         10
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.00%          B         $182.90         --
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.10%          B         $179.88          4
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.20%          B         $175.03         38
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.20%          B         $176.89         10

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.25%          B         $126.13         15
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.30%          B         $141.85          1
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.34%          B         $218.05        232
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.35%          B         $172.52          2
EQ/JPMORGAN VALUE OPPORTUNITIES.............................  1.45%          B         $167.88          1

EQ/LARGE CAP GROWTH INDEX...................................  0.50%          B         $127.32          1
EQ/LARGE CAP GROWTH INDEX...................................  0.70%          B         $137.12          3
EQ/LARGE CAP GROWTH INDEX...................................  0.80%          B         $291.98         --
EQ/LARGE CAP GROWTH INDEX...................................  0.90%          B         $132.94         34
EQ/LARGE CAP GROWTH INDEX...................................  0.95%          B         $131.91         68
EQ/LARGE CAP GROWTH INDEX...................................  1.00%          B         $130.90         --
EQ/LARGE CAP GROWTH INDEX...................................  1.10%          B         $128.88         18
EQ/LARGE CAP GROWTH INDEX...................................  1.20%          B         $126.88        241
EQ/LARGE CAP GROWTH INDEX...................................  1.25%          B         $167.57         27
EQ/LARGE CAP GROWTH INDEX...................................  1.30%          B         $186.15          1
EQ/LARGE CAP GROWTH INDEX...................................  1.34%          B         $124.15      1,094
EQ/LARGE CAP GROWTH INDEX...................................  1.35%          B         $123.96          1
EQ/LARGE CAP GROWTH INDEX...................................  1.45%          B         $122.04          1

EQ/LARGE CAP VALUE INDEX....................................  0.50%          B         $104.31          1
EQ/LARGE CAP VALUE INDEX....................................  0.70%          B         $102.38          2
EQ/LARGE CAP VALUE INDEX....................................  0.90%          B         $100.49         38
EQ/LARGE CAP VALUE INDEX....................................  0.95%          B         $100.02         26
EQ/LARGE CAP VALUE INDEX....................................  1.00%          B         $ 99.56         --
EQ/LARGE CAP VALUE INDEX....................................  1.10%          B         $ 98.63         14
EQ/LARGE CAP VALUE INDEX....................................  1.20%          B         $ 97.71        122
EQ/LARGE CAP VALUE INDEX....................................  1.25%          B         $ 81.99         31
EQ/LARGE CAP VALUE INDEX....................................  1.30%          B         $ 89.88          1
EQ/LARGE CAP VALUE INDEX....................................  1.34%          B         $ 96.44        425
EQ/LARGE CAP VALUE INDEX....................................  1.35%          B         $ 96.35         --
EQ/LARGE CAP VALUE INDEX....................................  1.45%          B         $ 95.45         --

EQ/MFS INTERNATIONAL GROWTH.................................  0.40%          B         $116.14          3
EQ/MFS INTERNATIONAL GROWTH.................................  0.50%          B         $175.43          1
EQ/MFS INTERNATIONAL GROWTH.................................  0.70%          B         $172.04          3
EQ/MFS INTERNATIONAL GROWTH.................................  0.80%          B         $205.68         --
EQ/MFS INTERNATIONAL GROWTH.................................  0.90%          B         $168.73         39
EQ/MFS INTERNATIONAL GROWTH.................................  0.95%          B         $167.91         17
EQ/MFS INTERNATIONAL GROWTH.................................  1.00%          B         $167.09          1
EQ/MFS INTERNATIONAL GROWTH.................................  1.10%          B         $165.46         11
EQ/MFS INTERNATIONAL GROWTH.................................  1.20%          B         $163.85        129
EQ/MFS INTERNATIONAL GROWTH.................................  1.25%          B         $101.09         29
EQ/MFS INTERNATIONAL GROWTH.................................  1.30%          B         $120.50          2
EQ/MFS INTERNATIONAL GROWTH.................................  1.34%          B         $161.56         19
EQ/MFS INTERNATIONAL GROWTH.................................  1.34%          B         $161.62        335
EQ/MFS INTERNATIONAL GROWTH.................................  1.35%          B         $161.46         --
EQ/MFS INTERNATIONAL GROWTH.................................  1.45%          B         $159.89         --

EQ/MID CAP INDEX............................................  0.40%          B         $150.64         43
EQ/MID CAP INDEX............................................  0.50%          B         $206.93          1
EQ/MID CAP INDEX............................................  0.70%          B         $196.41          9
EQ/MID CAP INDEX............................................  0.80%          B         $319.09         --
EQ/MID CAP INDEX............................................  0.90%          B         $190.82         85

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
EQ/MID CAP INDEX............................................  0.95%          B         $189.45         69
EQ/MID CAP INDEX............................................  1.00%          B         $188.09          1
EQ/MID CAP INDEX............................................  1.10%          B         $185.38         17
EQ/MID CAP INDEX............................................  1.20%          B         $182.70        392
EQ/MID CAP INDEX............................................  1.25%          B         $125.15        134
EQ/MID CAP INDEX............................................  1.30%          B         $146.24          4
EQ/MID CAP INDEX............................................  1.34%          B         $179.03      1,858
EQ/MID CAP INDEX............................................  1.35%          B         $178.77         --
EQ/MID CAP INDEX............................................  1.45%          B         $176.19         --

EQ/MONEY MARKET++...........................................  0.00%          A         $  1.00        255
EQ/MONEY MARKET++...........................................  0.70%          A         $  1.00         --
EQ/MONEY MARKET.............................................  0.70%          A         $131.10          1
EQ/MONEY MARKET.............................................  0.74%          A         $ 46.07         23
EQ/MONEY MARKET++...........................................  0.90%          A         $  1.00          4
EQ/MONEY MARKET.............................................  0.90%          A         $135.88         27
EQ/MONEY MARKET++...........................................  1.20%          A         $  1.00         --
EQ/MONEY MARKET.............................................  1.20%          A         $124.82          1
EQ/MONEY MARKET.............................................  1.35%          A         $134.60         78
EQ/MONEY MARKET.............................................  1.35%          A         $135.24         20
EQ/MONEY MARKET.............................................  1.40%          A         $ 34.08        835
EQ/MONEY MARKET.............................................  1.45%          A         $112.04         --
EQ/MONEY MARKET++...........................................  0.00%          B         $  1.00        506
EQ/MONEY MARKET++...........................................  0.40%          B         $  1.00          9
EQ/MONEY MARKET.............................................  0.40%          B         $ 99.05          2
EQ/MONEY MARKET.............................................  0.50%          B         $115.13          1
EQ/MONEY MARKET.............................................  0.90%          B         $107.92         --
EQ/MONEY MARKET.............................................  0.90%          B         $119.29          2
EQ/MONEY MARKET.............................................  0.95%          B         $113.57         90
EQ/MONEY MARKET.............................................  1.00%          B         $102.99          1
EQ/MONEY MARKET++...........................................  1.10%          B         $  1.00          3
EQ/MONEY MARKET.............................................  1.10%          B         $110.96         24
EQ/MONEY MARKET++...........................................  1.20%          B         $  1.00      2,530
EQ/MONEY MARKET.............................................  1.20%          B         $113.36         37
EQ/MONEY MARKET.............................................  1.25%          B         $ 94.95         65
EQ/MONEY MARKET.............................................  1.30%          B         $ 96.97          5

EQ/MORGAN STANLEY MID CAP GROWTH............................  0.40%          B         $140.39          1
EQ/MORGAN STANLEY MID CAP GROWTH............................  0.50%          B         $240.46         --
EQ/MORGAN STANLEY MID CAP GROWTH............................  0.70%          B         $235.82          4
EQ/MORGAN STANLEY MID CAP GROWTH............................  0.80%          B         $294.26         --
EQ/MORGAN STANLEY MID CAP GROWTH............................  0.90%          B         $231.27         69
EQ/MORGAN STANLEY MID CAP GROWTH............................  0.95%          B         $230.15         24
EQ/MORGAN STANLEY MID CAP GROWTH............................  1.00%          B         $229.03          1
EQ/MORGAN STANLEY MID CAP GROWTH............................  1.10%          B         $226.80         26
EQ/MORGAN STANLEY MID CAP GROWTH............................  1.20%          B         $224.59        362
EQ/MORGAN STANLEY MID CAP GROWTH............................  1.25%          B         $146.31        127
EQ/MORGAN STANLEY MID CAP GROWTH............................  1.30%          B         $173.10          4
EQ/MORGAN STANLEY MID CAP GROWTH............................  1.34%          B         $221.53        714
EQ/MORGAN STANLEY MID CAP GROWTH............................  1.35%          B         $221.31          1
EQ/MORGAN STANLEY MID CAP GROWTH............................  1.45%          B         $219.15         --

EQ/OPPENHEIMER GLOBAL.......................................  0.50%          B         $151.18          2
EQ/OPPENHEIMER GLOBAL.......................................  0.70%          B         $148.66          2

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
EQ/OPPENHEIMER GLOBAL.......................................  0.90%          B         $146.19        17
EQ/OPPENHEIMER GLOBAL.......................................  0.95%          B         $145.58        19
EQ/OPPENHEIMER GLOBAL.......................................  1.00%          B         $144.97         1
EQ/OPPENHEIMER GLOBAL.......................................  1.10%          B         $143.76        18
EQ/OPPENHEIMER GLOBAL.......................................  1.20%          B         $142.55       192
EQ/OPPENHEIMER GLOBAL.......................................  1.25%          B         $117.00        66
EQ/OPPENHEIMER GLOBAL.......................................  1.30%          B         $134.07         2
EQ/OPPENHEIMER GLOBAL.......................................  1.34%          B         $140.88       410
EQ/OPPENHEIMER GLOBAL.......................................  1.45%          B         $139.58        --

EQ/PIMCO GLOBAL REAL RETURN.................................  0.50%          B         $ 97.91         8
EQ/PIMCO GLOBAL REAL RETURN.................................  0.70%          B         $ 97.59        --
EQ/PIMCO GLOBAL REAL RETURN.................................  0.90%          B         $ 97.27         5
EQ/PIMCO GLOBAL REAL RETURN.................................  0.95%          B         $ 97.19         5
EQ/PIMCO GLOBAL REAL RETURN.................................  1.00%          B         $ 97.11        --
EQ/PIMCO GLOBAL REAL RETURN.................................  1.10%          B         $ 96.94         4
EQ/PIMCO GLOBAL REAL RETURN.................................  1.20%          B         $ 96.78        23
EQ/PIMCO GLOBAL REAL RETURN.................................  1.25%          B         $ 96.70        18
EQ/PIMCO GLOBAL REAL RETURN.................................  1.34%          B         $ 96.56        33
EQ/PIMCO GLOBAL REAL RETURN.................................  1.45%          B         $ 96.38        --

EQ/PIMCO ULTRA SHORT BOND...................................  1.10%          A         $ 97.37         2
EQ/PIMCO ULTRA SHORT BOND...................................  0.50%          B         $113.14         3
EQ/PIMCO ULTRA SHORT BOND...................................  0.70%          B         $110.96         6
EQ/PIMCO ULTRA SHORT BOND...................................  0.80%          B         $104.61        --
EQ/PIMCO ULTRA SHORT BOND...................................  0.90%          B         $108.82        33
EQ/PIMCO ULTRA SHORT BOND...................................  0.95%          B         $108.29        92
EQ/PIMCO ULTRA SHORT BOND...................................  1.00%          B         $107.76        --
EQ/PIMCO ULTRA SHORT BOND...................................  1.10%          B         $106.71        47
EQ/PIMCO ULTRA SHORT BOND...................................  1.20%          B         $105.67       163
EQ/PIMCO ULTRA SHORT BOND...................................  1.25%          B         $106.52        73
EQ/PIMCO ULTRA SHORT BOND...................................  1.30%          B         $105.78         2
EQ/PIMCO ULTRA SHORT BOND...................................  1.34%          B         $104.24       513
EQ/PIMCO ULTRA SHORT BOND...................................  1.35%          B         $104.13        --
EQ/PIMCO ULTRA SHORT BOND...................................  1.45%          B         $103.12        --

EQ/QUALITY BOND PLUS........................................  0.70%          A         $167.65         1
EQ/QUALITY BOND PLUS........................................  0.90%          A         $183.88        10
EQ/QUALITY BOND PLUS........................................  1.20%          A         $161.89         2
EQ/QUALITY BOND PLUS........................................  1.34%          A         $178.98       413
EQ/QUALITY BOND PLUS........................................  1.35%          A         $188.52         3
EQ/QUALITY BOND PLUS........................................  1.45%          A         $140.06        --
EQ/QUALITY BOND PLUS........................................  0.50%          B         $148.34         1
EQ/QUALITY BOND PLUS........................................  0.80%          B         $113.61        --
EQ/QUALITY BOND PLUS........................................  0.90%          B         $148.36         3
EQ/QUALITY BOND PLUS........................................  0.95%          B         $145.68        53
EQ/QUALITY BOND PLUS........................................  1.00%          B         $117.57        --
EQ/QUALITY BOND PLUS........................................  1.10%          B         $142.33        11
EQ/QUALITY BOND PLUS........................................  1.20%          B         $141.38        77
EQ/QUALITY BOND PLUS........................................  1.25%          B         $104.32        22
EQ/QUALITY BOND PLUS........................................  1.30%          B         $104.34         2

EQ/SMALL COMPANY INDEX......................................  0.40%          B         $149.84        42
EQ/SMALL COMPANY INDEX......................................  0.50%          B         $267.72        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
EQ/SMALL COMPANY INDEX......................................  0.70%          B         $260.75          4
EQ/SMALL COMPANY INDEX......................................  0.90%          B         $253.98         33
EQ/SMALL COMPANY INDEX......................................  0.95%          B         $252.31         25
EQ/SMALL COMPANY INDEX......................................  1.00%          B         $250.65         --
EQ/SMALL COMPANY INDEX......................................  1.10%          B         $247.36         11
EQ/SMALL COMPANY INDEX......................................  1.20%          B         $244.10        162
EQ/SMALL COMPANY INDEX......................................  1.25%          B         $138.32         74
EQ/SMALL COMPANY INDEX......................................  1.30%          B         $152.19          2
EQ/SMALL COMPANY INDEX......................................  1.34%          B         $239.62        737
EQ/SMALL COMPANY INDEX......................................  1.35%          B         $239.30          1
EQ/SMALL COMPANY INDEX......................................  1.45%          B         $236.15         --

EQ/T. ROWE PRICE GROWTH STOCK...............................  0.40%          B         $150.80         25
EQ/T. ROWE PRICE GROWTH STOCK...............................  0.50%          B         $190.19          1
EQ/T. ROWE PRICE GROWTH STOCK...............................  0.70%          B         $186.31          6
EQ/T. ROWE PRICE GROWTH STOCK...............................  0.80%          B         $289.96         --
EQ/T. ROWE PRICE GROWTH STOCK...............................  0.90%          B         $182.51         72
EQ/T. ROWE PRICE GROWTH STOCK...............................  0.95%          B         $181.57         37
EQ/T. ROWE PRICE GROWTH STOCK...............................  1.00%          B         $180.64          3
EQ/T. ROWE PRICE GROWTH STOCK...............................  1.10%          B         $178.78         27
EQ/T. ROWE PRICE GROWTH STOCK...............................  1.20%          B         $176.94        590
EQ/T. ROWE PRICE GROWTH STOCK...............................  1.25%          B         $149.94        155
EQ/T. ROWE PRICE GROWTH STOCK...............................  1.30%          B         $162.12          3
EQ/T. ROWE PRICE GROWTH STOCK...............................  1.34%          B         $174.40      1,023
EQ/T. ROWE PRICE GROWTH STOCK...............................  1.35%          B         $174.21          2
EQ/T. ROWE PRICE GROWTH STOCK...............................  1.45%          B         $172.42         --

EQ/UBS GROWTH & INCOME......................................  0.50%          B         $200.20         --
EQ/UBS GROWTH & INCOME......................................  0.70%          B         $196.12          2
EQ/UBS GROWTH & INCOME......................................  0.90%          B         $192.12          4
EQ/UBS GROWTH & INCOME......................................  0.95%          B         $191.13          8
EQ/UBS GROWTH & INCOME......................................  1.10%          B         $188.19          2
EQ/UBS GROWTH & INCOME......................................  1.20%          B         $186.25         24
EQ/UBS GROWTH & INCOME......................................  1.25%          B         $129.61         26
EQ/UBS GROWTH & INCOME......................................  1.30%          B         $143.37          2
EQ/UBS GROWTH & INCOME......................................  1.34%          B         $183.58        111
EQ/UBS GROWTH & INCOME......................................  1.45%          B         $181.49         --

EQ/WELLS FARGO OMEGA GROWTH.................................  0.50%          B         $188.54         --
EQ/WELLS FARGO OMEGA GROWTH.................................  0.70%          B         $189.14          6
EQ/WELLS FARGO OMEGA GROWTH.................................  0.90%          B         $183.38         33
EQ/WELLS FARGO OMEGA GROWTH.................................  0.95%          B         $181.96         49
EQ/WELLS FARGO OMEGA GROWTH.................................  1.10%          B         $177.78         25
EQ/WELLS FARGO OMEGA GROWTH.................................  1.20%          B         $175.03        107
EQ/WELLS FARGO OMEGA GROWTH.................................  1.25%          B         $177.31         80
EQ/WELLS FARGO OMEGA GROWTH.................................  1.30%          B         $202.76          2
EQ/WELLS FARGO OMEGA GROWTH.................................  1.34%          B         $171.26        808
EQ/WELLS FARGO OMEGA GROWTH.................................  1.35%          B         $170.99          1
EQ/WELLS FARGO OMEGA GROWTH.................................  1.45%          B         $168.35         --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  0.50%   SERVICE CLASS 2  $172.15         --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  0.70%   SERVICE CLASS 2  $170.53         --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  0.70%   SERVICE CLASS 2  $189.11          1
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  0.80%   SERVICE CLASS 2  $169.73         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  0.90%   SERVICE CLASS 2  $168.93        19
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  0.90%   SERVICE CLASS 2  $187.47        36
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  0.95%   SERVICE CLASS 2  $187.06        21
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  1.00%   SERVICE CLASS 2  $168.13         5
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  1.10%   SERVICE CLASS 2  $167.34        26
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  1.20%   SERVICE CLASS 2  $166.54       647
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  1.20%   SERVICE CLASS 2  $185.02        43
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  1.25%   SERVICE CLASS 2  $184.62       139
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  1.34%   SERVICE CLASS 2  $183.89       628
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.....................  1.45%   SERVICE CLASS 2  $145.92        --

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.....................  0.50%   SERVICE CLASS 2  $165.22         2
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.....................  0.90%   SERVICE CLASS 2  $162.13         1
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.....................  1.00%   SERVICE CLASS 2  $161.36        --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.....................  1.10%   SERVICE CLASS 2  $160.60        --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.....................  1.20%   SERVICE CLASS 2  $159.84        36

FIDELITY(R) VIP MID CAP PORTFOLIO...........................  0.50%   SERVICE CLASS 2  $162.88        --
FIDELITY(R) VIP MID CAP PORTFOLIO...........................  0.80%   SERVICE CLASS 2  $160.59        --
FIDELITY(R) VIP MID CAP PORTFOLIO...........................  0.90%   SERVICE CLASS 2  $159.83         1
FIDELITY(R) VIP MID CAP PORTFOLIO...........................  1.00%   SERVICE CLASS 2  $159.08         1
FIDELITY(R) VIP MID CAP PORTFOLIO...........................  1.10%   SERVICE CLASS 2  $158.32         3
FIDELITY(R) VIP MID CAP PORTFOLIO...........................  1.20%   SERVICE CLASS 2  $157.57       143

GOLDMAN SACHS VIT MID CAP VALUE FUND........................  0.50%   SERVICE SHARES   $175.64         2
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  0.70%   SERVICE SHARES   $150.11        --
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  0.70%   SERVICE SHARES   $173.99        --
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  0.80%   SERVICE SHARES   $173.17        --
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  0.90%   SERVICE SHARES   $149.01         7
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  0.90%   SERVICE SHARES   $172.35         2
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  0.95%   SERVICE SHARES   $148.74         8
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  1.00%   SERVICE SHARES   $171.54         1
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  1.10%   SERVICE SHARES   $170.73         6
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  1.20%   SERVICE SHARES   $147.38         1
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  1.20%   SERVICE SHARES   $169.92        68
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  1.25%   SERVICE SHARES   $147.11        37
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  1.34%   SERVICE SHARES   $146.62       125
GOLDMAN SACHS VIT MID CAP VALUE FUND........................  1.45%   SERVICE SHARES   $146.03        --

INVESCO V.I. DIVERSIFIED DIVIDEND FUND......................  0.50%      SERIES II     $157.02        10
INVESCO V.I. DIVERSIFIED DIVIDEND FUND......................  0.80%      SERIES II     $154.81        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND......................  0.90%      SERIES II     $154.08        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND......................  1.00%      SERIES II     $153.36        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND......................  1.10%      SERIES II     $152.63        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND......................  1.20%      SERIES II     $151.90        36

INVESCO V.I. GLOBAL REAL ESTATE FUND........................  0.50%      SERIES II     $152.16        14
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  0.70%      SERIES II     $148.63         2
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  0.80%      SERIES II     $150.02        --
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  0.90%      SERIES II     $147.34        16
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  0.90%      SERIES II     $149.31         3
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  0.95%      SERIES II     $147.02        12
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  1.00%      SERIES II     $148.61         1
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  1.10%      SERIES II     $147.91        12
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  1.20%      SERIES II     $145.42         8

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  1.20%      SERIES II     $147.20       122
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  1.25%      SERIES II     $145.10        29
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  1.34%      SERIES II     $144.53       214
INVESCO V.I. GLOBAL REAL ESTATE FUND........................  1.45%      SERIES II     $125.56        --

INVESCO V.I. HIGH YIELD FUND................................  0.50%      SERIES II     $119.34         3
INVESCO V.I. HIGH YIELD FUND................................  0.70%      SERIES II     $118.47         1
INVESCO V.I. HIGH YIELD FUND................................  0.80%      SERIES II     $118.03        --
INVESCO V.I. HIGH YIELD FUND................................  0.90%      SERIES II     $117.60         6
INVESCO V.I. HIGH YIELD FUND................................  0.95%      SERIES II     $117.39        13
INVESCO V.I. HIGH YIELD FUND................................  1.00%      SERIES II     $117.17        --
INVESCO V.I. HIGH YIELD FUND................................  1.10%      SERIES II     $116.74         6
INVESCO V.I. HIGH YIELD FUND................................  1.20%      SERIES II     $116.31        71
INVESCO V.I. HIGH YIELD FUND................................  1.25%      SERIES II     $116.10        36
INVESCO V.I. HIGH YIELD FUND................................  1.34%      SERIES II     $115.71        73
INVESCO V.I. HIGH YIELD FUND................................  1.45%      SERIES II     $115.24        --

INVESCO V.I. INTERNATIONAL GROWTH FUND......................  0.50%      SERIES II     $137.37         2
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  0.70%      SERIES II     $116.87         1
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  0.80%      SERIES II     $135.43        --
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  0.90%      SERIES II     $116.01        11
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  0.90%      SERIES II     $134.79         3
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  0.95%      SERIES II     $115.80         9
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  1.00%      SERIES II     $134.16         1
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  1.10%      SERIES II     $133.52         5
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  1.20%      SERIES II     $114.74         7
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  1.20%      SERIES II     $132.89       142
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  1.25%      SERIES II     $114.53        12
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  1.34%      SERIES II     $114.15       157
INVESCO V.I. INTERNATIONAL GROWTH FUND......................  1.45%      SERIES II     $113.69        --

INVESCO V.I. MID CAP CORE EQUITY FUND.......................  0.50%      SERIES II     $142.13        --
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  0.70%      SERIES II     $154.61        --
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  0.80%      SERIES II     $140.13        --
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  0.90%      SERIES II     $139.47         2
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  0.90%      SERIES II     $153.27         3
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  0.95%      SERIES II     $152.93         2
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  1.00%      SERIES II     $138.81        --
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  1.10%      SERIES II     $138.15         3
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  1.20%      SERIES II     $137.50        28
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  1.20%      SERIES II     $151.27         4
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  1.25%      SERIES II     $150.94         9
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  1.34%      SERIES II     $150.34        48
INVESCO V.I. MID CAP CORE EQUITY FUND.......................  1.45%      SERIES II     $120.63        --

INVESCO V.I. SMALL CAP EQUITY FUND..........................  0.50%      SERIES II     $168.42        --
INVESCO V.I. SMALL CAP EQUITY FUND..........................  0.70%      SERIES II     $190.76        --
INVESCO V.I. SMALL CAP EQUITY FUND..........................  0.90%      SERIES II     $165.27        --
INVESCO V.I. SMALL CAP EQUITY FUND..........................  0.90%      SERIES II     $189.10         1
INVESCO V.I. SMALL CAP EQUITY FUND..........................  0.95%      SERIES II     $188.69         1
INVESCO V.I. SMALL CAP EQUITY FUND..........................  1.00%      SERIES II     $164.49        --
INVESCO V.I. SMALL CAP EQUITY FUND..........................  1.10%      SERIES II     $163.71         1
INVESCO V.I. SMALL CAP EQUITY FUND..........................  1.20%      SERIES II     $162.93        16
INVESCO V.I. SMALL CAP EQUITY FUND..........................  1.20%      SERIES II     $186.63         1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
INVESCO V.I. SMALL CAP EQUITY FUND..........................  1.25%      SERIES II     $186.23         4
INVESCO V.I. SMALL CAP EQUITY FUND..........................  1.34%      SERIES II     $185.49        20

IVY FUNDS VIP ENERGY........................................  0.40%    COMMON SHARES   $113.72         4
IVY FUNDS VIP ENERGY........................................  0.50%    COMMON SHARES   $117.77         4
IVY FUNDS VIP ENERGY........................................  0.70%    COMMON SHARES   $131.91        --
IVY FUNDS VIP ENERGY........................................  0.80%    COMMON SHARES   $116.11        --
IVY FUNDS VIP ENERGY........................................  0.90%    COMMON SHARES   $115.56         1
IVY FUNDS VIP ENERGY........................................  0.90%    COMMON SHARES   $130.76         9
IVY FUNDS VIP ENERGY........................................  0.95%    COMMON SHARES   $130.48         7
IVY FUNDS VIP ENERGY........................................  1.00%    COMMON SHARES   $115.01        --
IVY FUNDS VIP ENERGY........................................  1.10%    COMMON SHARES   $114.47         8
IVY FUNDS VIP ENERGY........................................  1.20%    COMMON SHARES   $113.92       101
IVY FUNDS VIP ENERGY........................................  1.20%    COMMON SHARES   $129.06        18
IVY FUNDS VIP ENERGY........................................  1.25%    COMMON SHARES   $128.78        20
IVY FUNDS VIP ENERGY........................................  1.34%    COMMON SHARES   $128.27       159
IVY FUNDS VIP ENERGY........................................  1.45%    COMMON SHARES   $ 96.29        --

IVY FUNDS VIP HIGH INCOME...................................  0.50%    COMMON SHARES   $146.81         8
IVY FUNDS VIP HIGH INCOME...................................  0.70%    COMMON SHARES   $145.54         2
IVY FUNDS VIP HIGH INCOME...................................  0.80%    COMMON SHARES   $144.91        --
IVY FUNDS VIP HIGH INCOME...................................  0.90%    COMMON SHARES   $144.28        52
IVY FUNDS VIP HIGH INCOME...................................  0.95%    COMMON SHARES   $143.96        51
IVY FUNDS VIP HIGH INCOME...................................  1.00%    COMMON SHARES   $143.65         2
IVY FUNDS VIP HIGH INCOME...................................  1.10%    COMMON SHARES   $143.02        32
IVY FUNDS VIP HIGH INCOME...................................  1.20%    COMMON SHARES   $142.39       350
IVY FUNDS VIP HIGH INCOME...................................  1.25%    COMMON SHARES   $142.08       192
IVY FUNDS VIP HIGH INCOME...................................  1.34%    COMMON SHARES   $141.52       469
IVY FUNDS VIP HIGH INCOME...................................  1.45%    COMMON SHARES   $125.61        --

IVY FUNDS VIP MID CAP GROWTH................................  0.50%    COMMON SHARES   $141.38         1
IVY FUNDS VIP MID CAP GROWTH................................  0.70%    COMMON SHARES   $140.34         1
IVY FUNDS VIP MID CAP GROWTH................................  0.80%    COMMON SHARES   $139.83        --
IVY FUNDS VIP MID CAP GROWTH................................  0.90%    COMMON SHARES   $139.32        20
IVY FUNDS VIP MID CAP GROWTH................................  0.95%    COMMON SHARES   $139.06        10
IVY FUNDS VIP MID CAP GROWTH................................  1.00%    COMMON SHARES   $138.81         1
IVY FUNDS VIP MID CAP GROWTH................................  1.10%    COMMON SHARES   $138.30         7
IVY FUNDS VIP MID CAP GROWTH................................  1.20%    COMMON SHARES   $137.79       178
IVY FUNDS VIP MID CAP GROWTH................................  1.25%    COMMON SHARES   $137.54        30
IVY FUNDS VIP MID CAP GROWTH................................  1.34%    COMMON SHARES   $137.08       331
IVY FUNDS VIP MID CAP GROWTH................................  1.45%    COMMON SHARES   $136.53        --

IVY FUNDS VIP SMALL CAP GROWTH..............................  0.50%    COMMON SHARES   $151.84        --
IVY FUNDS VIP SMALL CAP GROWTH..............................  0.70%    COMMON SHARES   $119.12         1
IVY FUNDS VIP SMALL CAP GROWTH..............................  0.80%    COMMON SHARES   $149.70        --
IVY FUNDS VIP SMALL CAP GROWTH..............................  0.90%    COMMON SHARES   $118.25         1
IVY FUNDS VIP SMALL CAP GROWTH..............................  0.90%    COMMON SHARES   $148.99        --
IVY FUNDS VIP SMALL CAP GROWTH..............................  0.95%    COMMON SHARES   $118.03         2
IVY FUNDS VIP SMALL CAP GROWTH..............................  1.00%    COMMON SHARES   $148.29        --
IVY FUNDS VIP SMALL CAP GROWTH..............................  1.10%    COMMON SHARES   $147.59         1
IVY FUNDS VIP SMALL CAP GROWTH..............................  1.20%    COMMON SHARES   $116.95         1
IVY FUNDS VIP SMALL CAP GROWTH..............................  1.20%    COMMON SHARES   $146.89        31
IVY FUNDS VIP SMALL CAP GROWTH..............................  1.25%    COMMON SHARES   $116.73         5
IVY FUNDS VIP SMALL CAP GROWTH..............................  1.34%    COMMON SHARES   $116.35        41
IVY FUNDS VIP SMALL CAP GROWTH..............................  1.45%    COMMON SHARES   $115.88        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  0.50%   SERVICE SHARES   $105.01        14
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  0.70%   SERVICE SHARES   $104.10         6
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  0.80%   SERVICE SHARES   $103.64        --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  0.90%   SERVICE SHARES   $103.19        50
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  0.95%   SERVICE SHARES   $102.97        34
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  1.00%   SERVICE SHARES   $102.74         3
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  1.10%   SERVICE SHARES   $102.29        30
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  1.20%   SERVICE SHARES   $101.84       468
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  1.25%   SERVICE SHARES   $101.62        60
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  1.34%   SERVICE SHARES   $101.22       634
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.........  1.45%   SERVICE SHARES   $ 90.34        --

MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  0.50%   SERVICE CLASS    $153.41        14
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  0.70%   SERVICE CLASS    $151.97        --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  0.70%   SERVICE CLASS    $159.19         4
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  0.80%   SERVICE CLASS    $151.25        --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  0.90%   SERVICE CLASS    $150.54         9
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  0.90%   SERVICE CLASS    $157.81        31
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  0.95%   SERVICE CLASS    $157.47        27
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  1.00%   SERVICE CLASS    $149.83         3
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  1.10%   SERVICE CLASS    $149.12        14
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  1.20%   SERVICE CLASS    $148.41       386
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  1.20%   SERVICE CLASS    $155.75        13
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  1.25%   SERVICE CLASS    $155.41        46
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  1.34%   SERVICE CLASS    $154.80       553
MFS(R) INTERNATIONAL VALUE PORTFOLIO........................  1.45%   SERVICE CLASS    $130.66        --

MFS(R) INVESTORS GROWTH STOCK SERIES........................  0.50%   SERVICE CLASS    $197.77        --
MFS(R) INVESTORS GROWTH STOCK SERIES........................  0.70%   SERVICE CLASS    $196.06        --
MFS(R) INVESTORS GROWTH STOCK SERIES........................  0.80%   SERVICE CLASS    $195.20        --
MFS(R) INVESTORS GROWTH STOCK SERIES........................  0.90%   SERVICE CLASS    $194.35         3
MFS(R) INVESTORS GROWTH STOCK SERIES........................  0.95%   SERVICE CLASS    $193.93         1
MFS(R) INVESTORS GROWTH STOCK SERIES........................  1.00%   SERVICE CLASS    $193.51        --
MFS(R) INVESTORS GROWTH STOCK SERIES........................  1.10%   SERVICE CLASS    $192.66         1
MFS(R) INVESTORS GROWTH STOCK SERIES........................  1.20%   SERVICE CLASS    $191.82        25
MFS(R) INVESTORS GROWTH STOCK SERIES........................  1.25%   SERVICE CLASS    $191.40         4
MFS(R) INVESTORS GROWTH STOCK SERIES........................  1.34%   SERVICE CLASS    $190.65        23

MFS(R) INVESTORS TRUST SERIES...............................  0.50%   SERVICE CLASS    $169.70        --
MFS(R) INVESTORS TRUST SERIES...............................  0.70%   SERVICE CLASS    $189.30        --
MFS(R) INVESTORS TRUST SERIES...............................  0.90%   SERVICE CLASS    $166.52        --
MFS(R) INVESTORS TRUST SERIES...............................  0.90%   SERVICE CLASS    $187.65         2
MFS(R) INVESTORS TRUST SERIES...............................  0.95%   SERVICE CLASS    $187.25         2
MFS(R) INVESTORS TRUST SERIES...............................  1.00%   SERVICE CLASS    $165.74        --
MFS(R) INVESTORS TRUST SERIES...............................  1.10%   SERVICE CLASS    $164.95         1
MFS(R) INVESTORS TRUST SERIES...............................  1.20%   SERVICE CLASS    $164.17        30
MFS(R) INVESTORS TRUST SERIES...............................  1.20%   SERVICE CLASS    $185.21         2
MFS(R) INVESTORS TRUST SERIES...............................  1.25%   SERVICE CLASS    $184.80         5
MFS(R) INVESTORS TRUST SERIES...............................  1.34%   SERVICE CLASS    $184.08        26

MFS(R) TECHNOLOGY PORTFOLIO.................................  0.50%   SERVICE CLASS    $200.94         2
MFS(R) TECHNOLOGY PORTFOLIO.................................  0.70%   SERVICE CLASS    $199.20         2
MFS(R) TECHNOLOGY PORTFOLIO.................................  0.80%   SERVICE CLASS    $198.33        --
MFS(R) TECHNOLOGY PORTFOLIO.................................  0.90%   SERVICE CLASS    $197.47         6

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
MFS(R) TECHNOLOGY PORTFOLIO.................................  0.95%    SERVICE CLASS   $197.04          5
MFS(R) TECHNOLOGY PORTFOLIO.................................  1.00%    SERVICE CLASS   $196.61         --
MFS(R) TECHNOLOGY PORTFOLIO.................................  1.10%    SERVICE CLASS   $195.75          5
MFS(R) TECHNOLOGY PORTFOLIO.................................  1.20%    SERVICE CLASS   $194.90         61
MFS(R) TECHNOLOGY PORTFOLIO.................................  1.25%    SERVICE CLASS   $194.47         15
MFS(R) TECHNOLOGY PORTFOLIO.................................  1.34%    SERVICE CLASS   $193.71        110
MFS(R) TECHNOLOGY PORTFOLIO.................................  1.45%    SERVICE CLASS   $150.43         --

MFS(R) UTILITIES SERIES.....................................  0.40%    SERVICE CLASS   $139.65          4
MFS(R) UTILITIES SERIES.....................................  0.50%    SERVICE CLASS   $177.53          1
MFS(R) UTILITIES SERIES.....................................  0.70%    SERVICE CLASS   $175.98          1
MFS(R) UTILITIES SERIES.....................................  0.80%    SERVICE CLASS   $175.22         --
MFS(R) UTILITIES SERIES.....................................  0.90%    SERVICE CLASS   $174.46         23
MFS(R) UTILITIES SERIES.....................................  0.95%    SERVICE CLASS   $174.08         13
MFS(R) UTILITIES SERIES.....................................  1.00%    SERVICE CLASS   $173.70         --
MFS(R) UTILITIES SERIES.....................................  1.10%    SERVICE CLASS   $172.94         11
MFS(R) UTILITIES SERIES.....................................  1.20%    SERVICE CLASS   $172.18        159
MFS(R) UTILITIES SERIES.....................................  1.25%    SERVICE CLASS   $171.81         61
MFS(R) UTILITIES SERIES.....................................  1.34%    SERVICE CLASS   $171.13        304
MFS(R) UTILITIES SERIES.....................................  1.45%    SERVICE CLASS   $139.04         --

MULTIMANAGER AGGRESSIVE EQUITY..............................  0.70%          A         $129.73          9
MULTIMANAGER AGGRESSIVE EQUITY..............................  0.90%          A         $158.45         18
MULTIMANAGER AGGRESSIVE EQUITY..............................  0.90%          A         $158.47          2
MULTIMANAGER AGGRESSIVE EQUITY+.............................  0.90%          A         $158.98         22
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.20%          A         $136.95         13
MULTIMANAGER AGGRESSIVE EQUITY+.............................  1.34%          A         $118.60      4,115
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.35%          A         $200.61        528
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.35%          A         $211.21         14
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.45%          A         $110.24          3
MULTIMANAGER AGGRESSIVE EQUITY..............................  0.50%          B         $119.53          1
MULTIMANAGER AGGRESSIVE EQUITY+.............................  0.90%          B         $ 97.85         10
MULTIMANAGER AGGRESSIVE EQUITY..............................  0.90%          B         $117.13         16
MULTIMANAGER AGGRESSIVE EQUITY..............................  0.95%          B         $122.61         53
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.00%          B         $230.48         --
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.10%          B         $119.79          8
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.20%          B         $111.08        116
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.25%          B         $127.53         16
MULTIMANAGER AGGRESSIVE EQUITY..............................  1.30%          B         $147.52          2

MULTIMANAGER CORE BOND......................................  0.40%          B         $102.09          2
MULTIMANAGER CORE BOND......................................  0.50%          B         $163.32          2
MULTIMANAGER CORE BOND......................................  0.70%          B         $159.10          3
MULTIMANAGER CORE BOND......................................  0.80%          B         $125.02         --
MULTIMANAGER CORE BOND......................................  0.90%          B         $154.99         17
MULTIMANAGER CORE BOND......................................  0.95%          B         $153.98         96
MULTIMANAGER CORE BOND......................................  1.00%          B         $152.97          1
MULTIMANAGER CORE BOND......................................  1.10%          B         $150.97         40
MULTIMANAGER CORE BOND......................................  1.20%          B         $149.00        189
MULTIMANAGER CORE BOND......................................  1.25%          B         $129.72         95
MULTIMANAGER CORE BOND......................................  1.30%          B         $128.30          4
MULTIMANAGER CORE BOND......................................  1.34%          B         $146.28        427
MULTIMANAGER CORE BOND......................................  1.35%          B         $146.08          1
MULTIMANAGER CORE BOND......................................  1.45%          B         $144.17         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
MULTIMANAGER MID CAP GROWTH.................................  0.50%          B         $194.58        --
MULTIMANAGER MID CAP GROWTH.................................  0.70%          B         $189.55         1
MULTIMANAGER MID CAP GROWTH.................................  0.90%          B         $184.65        10
MULTIMANAGER MID CAP GROWTH.................................  0.95%          B         $183.44        27
MULTIMANAGER MID CAP GROWTH.................................  1.00%          B         $182.25        --
MULTIMANAGER MID CAP GROWTH.................................  1.10%          B         $179.86         3
MULTIMANAGER MID CAP GROWTH.................................  1.20%          B         $177.51        38
MULTIMANAGER MID CAP GROWTH.................................  1.25%          B         $142.58        10
MULTIMANAGER MID CAP GROWTH.................................  1.30%          B         $165.28         1
MULTIMANAGER MID CAP GROWTH.................................  1.34%          B         $174.27       349
MULTIMANAGER MID CAP GROWTH.................................  1.34%          B         $260.63         6
MULTIMANAGER MID CAP GROWTH.................................  1.35%          B         $174.04        --
MULTIMANAGER MID CAP GROWTH.................................  1.45%          B         $171.76        --

MULTIMANAGER MID CAP VALUE..................................  0.40%          B         $150.53         1
MULTIMANAGER MID CAP VALUE..................................  0.50%          B         $229.33        --
MULTIMANAGER MID CAP VALUE..................................  0.70%          B         $195.18        --
MULTIMANAGER MID CAP VALUE..................................  0.70%          B         $223.40         1
MULTIMANAGER MID CAP VALUE..................................  0.80%          B         $290.05        --
MULTIMANAGER MID CAP VALUE..................................  0.90%          B         $217.62        11
MULTIMANAGER MID CAP VALUE..................................  0.95%          B         $216.20        21
MULTIMANAGER MID CAP VALUE..................................  1.10%          B         $211.98         6
MULTIMANAGER MID CAP VALUE..................................  1.20%          B         $209.20        30
MULTIMANAGER MID CAP VALUE..................................  1.25%          B         $132.79        12
MULTIMANAGER MID CAP VALUE..................................  1.30%          B         $152.43         2
MULTIMANAGER MID CAP VALUE..................................  1.34%          B         $205.39       226
MULTIMANAGER MID CAP VALUE..................................  1.34%          B         $261.54         4
MULTIMANAGER MID CAP VALUE..................................  1.35%          B         $205.11        --
MULTIMANAGER MID CAP VALUE..................................  1.45%          B         $202.43        --

MULTIMANAGER TECHNOLOGY.....................................  0.50%          B         $206.11         1
MULTIMANAGER TECHNOLOGY.....................................  0.70%          B         $200.78         1
MULTIMANAGER TECHNOLOGY.....................................  0.70%          B         $227.81        --
MULTIMANAGER TECHNOLOGY.....................................  0.80%          B         $307.34        --
MULTIMANAGER TECHNOLOGY.....................................  0.90%          B         $195.59        13
MULTIMANAGER TECHNOLOGY.....................................  0.95%          B         $194.31        31
MULTIMANAGER TECHNOLOGY.....................................  1.00%          B         $193.04        --
MULTIMANAGER TECHNOLOGY.....................................  1.10%          B         $190.52         9
MULTIMANAGER TECHNOLOGY.....................................  1.20%          B         $188.02       116
MULTIMANAGER TECHNOLOGY.....................................  1.25%          B         $155.94        20
MULTIMANAGER TECHNOLOGY.....................................  1.30%          B         $183.02         2
MULTIMANAGER TECHNOLOGY.....................................  1.34%          B         $184.59       598
MULTIMANAGER TECHNOLOGY.....................................  1.34%          B         $286.60         5
MULTIMANAGER TECHNOLOGY.....................................  1.35%          B         $184.35         2
MULTIMANAGER TECHNOLOGY.....................................  1.45%          B         $181.93         1

OPPENHEIMER MAIN STREET FUND(R)/VA..........................  0.50%    SERVICE CLASS   $176.79         3
OPPENHEIMER MAIN STREET FUND(R)/VA..........................  0.90%    SERVICE CLASS   $173.48        --
OPPENHEIMER MAIN STREET FUND(R)/VA..........................  1.20%    SERVICE CLASS   $171.03         9

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.............  0.50%    ADVISOR CLASS   $ 81.72         1
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.............  0.90%    ADVISOR CLASS   $ 80.19         2
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.............  1.00%    ADVISOR CLASS   $ 79.81        --
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.............  1.10%    ADVISOR CLASS   $ 79.43         1
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.............  1.20%    ADVISOR CLASS   $ 79.05        64

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
TARGET 2015 ALLOCATION......................................  0.50%          B         $131.12        --
TARGET 2015 ALLOCATION......................................  0.70%          B         $128.94        --
TARGET 2015 ALLOCATION......................................  0.90%          B         $126.80        15
TARGET 2015 ALLOCATION......................................  0.95%          B         $126.27         4
TARGET 2015 ALLOCATION......................................  1.10%          B         $124.69         4
TARGET 2015 ALLOCATION......................................  1.20%          B         $123.64        30
TARGET 2015 ALLOCATION......................................  1.25%          B         $106.69        23
TARGET 2015 ALLOCATION......................................  1.34%          B         $122.19       128

TARGET 2025 ALLOCATION......................................  0.40%          B         $127.22        --
TARGET 2025 ALLOCATION......................................  0.50%          B         $136.08         1
TARGET 2025 ALLOCATION......................................  0.70%          B         $133.82         3
TARGET 2025 ALLOCATION......................................  0.90%          B         $131.59        31
TARGET 2025 ALLOCATION......................................  0.95%          B         $131.04         9
TARGET 2025 ALLOCATION......................................  1.00%          B         $130.50        --
TARGET 2025 ALLOCATION......................................  1.10%          B         $129.40        13
TARGET 2025 ALLOCATION......................................  1.20%          B         $128.32        89
TARGET 2025 ALLOCATION......................................  1.25%          B         $108.91        17
TARGET 2025 ALLOCATION......................................  1.34%          B         $126.81       242
TARGET 2025 ALLOCATION......................................  1.35%          B         $126.71        --
TARGET 2025 ALLOCATION......................................  1.45%          B         $125.64        --

TARGET 2035 ALLOCATION......................................  0.40%          B         $131.50         1
TARGET 2035 ALLOCATION......................................  0.50%          B         $138.90        --
TARGET 2035 ALLOCATION......................................  0.70%          B         $136.60         2
TARGET 2035 ALLOCATION......................................  0.90%          B         $134.33        22
TARGET 2035 ALLOCATION......................................  0.95%          B         $133.76         5
TARGET 2035 ALLOCATION......................................  1.00%          B         $133.21        --
TARGET 2035 ALLOCATION......................................  1.10%          B         $132.09        11
TARGET 2035 ALLOCATION......................................  1.20%          B         $130.98        94
TARGET 2035 ALLOCATION......................................  1.25%          B         $109.45        11
TARGET 2035 ALLOCATION......................................  1.34%          B         $129.45       224
TARGET 2035 ALLOCATION......................................  1.35%          B         $129.34        --
TARGET 2035 ALLOCATION......................................  1.45%          B         $128.25        --

TARGET 2045 ALLOCATION......................................  0.40%          B         $135.51        --
TARGET 2045 ALLOCATION......................................  0.50%          B         $139.96        --
TARGET 2045 ALLOCATION......................................  0.70%          B         $137.64        --
TARGET 2045 ALLOCATION......................................  0.90%          B         $135.35        16
TARGET 2045 ALLOCATION......................................  0.95%          B         $134.78         6
TARGET 2045 ALLOCATION......................................  1.00%          B         $134.22        --
TARGET 2045 ALLOCATION......................................  1.10%          B         $133.10         9
TARGET 2045 ALLOCATION......................................  1.20%          B         $131.98        87
TARGET 2045 ALLOCATION......................................  1.25%          B         $108.51         5
TARGET 2045 ALLOCATION......................................  1.34%          B         $130.43       164
TARGET 2045 ALLOCATION......................................  1.35%          B         $130.32        --
TARGET 2045 ALLOCATION......................................  1.45%          B         $129.23        --

TEMPLETON GLOBAL BOND VIP FUND..............................  0.50%       CLASS 2      $121.26         3
TEMPLETON GLOBAL BOND VIP FUND..............................  0.80%       CLASS 2      $119.55        --
TEMPLETON GLOBAL BOND VIP FUND..............................  0.90%       CLASS 2      $118.99         4
TEMPLETON GLOBAL BOND VIP FUND..............................  1.00%       CLASS 2      $118.42         1
TEMPLETON GLOBAL BOND VIP FUND..............................  1.10%       CLASS 2      $117.86         3
TEMPLETON GLOBAL BOND VIP FUND..............................  1.20%       CLASS 2      $117.30       317

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2014

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                             -------- --------------- ---------- -----------
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  0.50%   CLASS S SHARES    $75.35         1
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  0.70%   CLASS S SHARES    $74.80         1
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  0.80%   CLASS S SHARES    $74.52        --
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  0.90%   CLASS S SHARES    $74.25        13
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  0.95%   CLASS S SHARES    $74.11         8
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  1.00%   CLASS S SHARES    $73.98        --
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  1.10%   CLASS S SHARES    $73.70         9
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  1.20%   CLASS S SHARES    $73.43        65
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  1.25%   CLASS S SHARES    $73.30        23
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  1.34%   CLASS S SHARES    $73.06       129
VAN ECK VIP GLOBAL HARD ASSETS FUND.........................  1.45%   CLASS S SHARES    $72.76        --

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, expense risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***Variable Investment Options where Units Outstanding are less than 500 are denoted by a--.
+ In 2014, this Variable Investment Option exceeds the maximum expense limitation (See Note 7).
++ This Variable Investment Option is subject to a non-guaranteed fee waiver.
   If the total return on any given day is negative, the contract charges will be waived in its entirety. In 2014, the contract charges were 0.00%.


                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                                  AMERICAN
                                                                    ALL ASSET    CENTURY VP    AMERICAN FUNDS
                                    ALL ASSET        ALL ASSET       MODERATE     MID CAP    INSURANCE SERIES(R) AXA 400 MANAGED
                                AGGRESSIVE-ALT 25* GROWTH-ALT 20* GROWTH-ALT 15* VALUE FUND     BOND FUND/SM/      VOLATILITY*
                                ------------------ -------------- -------------- ----------  ------------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.................     $  65,226       $   786,926      $ 50,814    $  121,763       $226,121          $  27,224
 Expenses:
   Asset-based charges.........        34,045           662,836        22,403       140,646         72,272             78,395
                                    ---------       -----------      --------    ----------       --------          ---------
   Net Expenses................        34,045           662,836        22,403       140,646         72,272             78,395
                                    ---------       -----------      --------    ----------       --------          ---------

NET INVESTMENT INCOME (LOSS)...        31,181           124,090        28,411       (18,883)       153,849            (51,171)
                                    ---------       -----------      --------    ----------       --------          ---------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss)
    on investments.............        38,439           484,288        17,430       331,422         37,399            443,769
   Net realized gain
    distribution from the
    Portfolios.................        41,495         1,332,463        22,890       669,871          1,770            317,615
                                    ---------       -----------      --------    ----------       --------          ---------
 Net realized gain (loss) on
   investments.................        79,934         1,816,751        40,320     1,001,293         39,169            761,384
                                    ---------       -----------      --------    ----------       --------          ---------

 Net change in unrealized
   appreciation
   (depreciation) of
   investments.................      (110,353)       (1,400,170)      (68,646)      698,764        (42,812)          (239,536)
                                    ---------       -----------      --------    ----------       --------          ---------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....       (30,419)          416,581       (28,326)    1,700,057         (3,643)           521,848
                                    ---------       -----------      --------    ----------       --------          ---------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................     $     762       $   540,671      $     85    $1,681,174       $150,206          $ 470,677
                                    =========       ===========      ========    ==========       ========          =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                AXA 500 MANAGED AXA 2000 MANAGED AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                  VOLATILITY*     VOLATILITY*     ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                --------------- ---------------- -------------- ------------ ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.................   $   69,911       $   5,649      $  8,970,550   $1,067,503    $ 1,046,357        $187,974
 Expenses:
   Asset-based charges.........      128,206          46,079         6,970,948    1,171,097      1,501,411         220,379
                                  ----------       ---------      ------------   ----------    -----------        --------
   Net Expenses................      128,206          46,079         6,970,948    1,171,097      1,501,411         220,379
                                  ----------       ---------      ------------   ----------    -----------        --------

NET INVESTMENT INCOME (LOSS)...      (58,295)        (40,430)        1,999,602     (103,594)      (455,054)        (32,405)
                                  ----------       ---------      ------------   ----------    -----------        --------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss)
    on investments.............      579,292         137,663        16,139,414    1,462,285        100,490         287,870
   Net realized gain
    distribution from the
    Portfolios.................      398,814         185,708        50,436,755    1,649,456      3,574,396         256,375
                                  ----------       ---------      ------------   ----------    -----------        --------
 Net realized gain (loss) on
   investments.................      978,106         323,371        66,576,169    3,111,741      3,674,886         544,245
                                  ----------       ---------      ------------   ----------    -----------        --------

 Net change in unrealized
   appreciation
   (depreciation) of
   investments.................      215,316        (194,647)      (49,726,737)    (237,238)    (1,575,945)        (78,948)
                                  ----------       ---------      ------------   ----------    -----------        --------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....    1,193,422         128,724        16,849,432    2,874,503      2,098,941         465,297
                                  ----------       ---------      ------------   ----------    -----------        --------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................   $1,135,127       $  88,294      $ 18,849,034   $2,770,909    $ 1,643,887        $432,892
                                  ==========       =========      ============   ==========    ===========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014


                                                           AXA GLOBAL              AXA INTERNATIONAL
                      AXA CONSERVATIVE AXA CONSERVATIVE- EQUITY MANAGED AXA GROWTH   CORE MANAGED     AXA INTERNATIONAL
                         STRATEGY*     PLUS ALLOCATION*   VOLATILITY*   STRATEGY*     VOLATILITY*    MANAGED VOLATILITY*
                      ---------------- ----------------- -------------- ---------- ----------------- -------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...     $ 54,325        $ 2,090,800     $  3,963,289   $17,493     $  2,466,675         $  61,846
 Expenses:
   Asset-based
    charges..........       89,049          2,552,677        5,374,195    14,955        2,141,408            89,044
                          --------        -----------     ------------   -------     ------------         ---------
   Net Expenses......       89,049          2,552,677        5,374,195    14,955        2,141,408            89,044
                          --------        -----------     ------------   -------     ------------         ---------

NET INVESTMENT
 INCOME (LOSS).......      (34,724)          (461,877)      (1,410,906)    2,538          325,267           (27,198)
                          --------        -----------     ------------   -------     ------------         ---------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......       75,826          2,505,013       18,036,789     8,784        3,885,269           250,454
   Net realized
    gain
    distribution
    from the
    Portfolios.......       52,852          8,264,760               --    30,357               --           126,567
                          --------        -----------     ------------   -------     ------------         ---------
 Net realized gain
   (loss) on
   investments.......      128,678         10,769,773       18,036,789    39,141        3,885,269           377,021
                          --------        -----------     ------------   -------     ------------         ---------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....       (1,722)        (6,471,837)     (14,674,262)   14,581      (20,662,008)         (930,585)
                          --------        -----------     ------------   -------     ------------         ---------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........      126,956          4,297,936        3,362,527    53,722      (16,776,739)         (553,564)
                          --------        -----------     ------------   -------     ------------         ---------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....     $ 92,232        $ 3,836,059     $  1,951,621   $56,260     $(16,451,472)        $(580,762)
                          ========        ===========     ============   =======     ============         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                         AXA INTERNATIONAL AXA LARGE CAP AXA LARGE CAP  AXA LARGE CAP  AXA MID CAP
                           VALUE MANAGED   CORE MANAGED  GROWTH MANAGED VALUE MANAGED VALUE MANAGED AXA MODERATE
                            VOLATILITY*     VOLATILITY*   VOLATILITY*    VOLATILITY*   VOLATILITY*  ALLOCATION*
                         ----------------- ------------- -------------- ------------- ------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios..........   $  3,486,592     $  288,398    $ 1,264,391    $12,091,943   $ 2,998,317  $ 18,782,100
 Expenses:
   Asset-based charges..      2,826,134        312,803      6,371,682     11,518,950     6,824,486    23,370,521
   Less: Reduction
    for expense
    limitation..........             --             --             --             --            --    (6,994,564)
                           ------------     ----------    -----------    -----------   -----------  ------------
   Net Expenses.........      2,826,134        312,803      6,371,682     11,518,950     6,824,486    16,375,957
                           ------------     ----------    -----------    -----------   -----------  ------------

NET INVESTMENT INCOME
 (LOSS).................        660,458        (24,405)    (5,107,291)       572,993    (3,826,169)    2,406,143
                           ------------     ----------    -----------    -----------   -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized gain
    (loss) on
    investments.........     12,902,493      1,048,068     27,093,793     12,986,322    43,407,714     7,682,772
   Net realized gain
    distribution from
    the Portfolios......             --      1,257,554             --             --            --    76,211,887
                           ------------     ----------    -----------    -----------   -----------  ------------
 Net realized gain
   (loss) on
   investments..........     12,902,493      2,305,622     27,093,793     12,986,322    43,407,714    83,894,659
                           ------------     ----------    -----------    -----------   -----------  ------------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments..........    (31,816,687)        26,608     24,087,387     76,205,168     7,372,791   (51,420,524)
                           ------------     ----------    -----------    -----------   -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..    (18,914,194)     2,332,230     51,181,180     89,191,490    50,780,505    32,474,135
                           ------------     ----------    -----------    -----------   -----------  ------------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS........   $(18,253,736)    $2,307,825    $46,073,889    $89,764,483   $46,954,336  $ 34,880,278
                           ============     ==========    ===========    ===========   ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                       AXA/FRANKLIN
                                                                         AXA/FRANKLIN   TEMPLETON
                                                          AXA/FRANKLIN     SMALL CAP    ALLOCATION
                        AXA MODERATE    AXA MODERATE-   BALANCED MANAGED VALUE MANAGED   MANAGED      AXA/LOOMIS
                      GROWTH STRATEGY* PLUS ALLOCATION*   VOLATILITY*     VOLATILITY*  VOLATILITY*  SAYLES GROWTH*
                      ---------------- ---------------- ---------------- ------------- ------------ --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...    $ 299,451       $ 14,152,067      $2,081,979     $     2,927  $ 1,188,869   $     45,523
 Expenses:
   Asset-based
    charges..........      239,177         13,443,590       1,115,679         239,118      861,714        545,009
                         ---------       ------------      ----------     -----------  -----------   ------------
   Net Expenses......      239,177         13,443,590       1,115,679         239,118      861,714        545,009
                         ---------       ------------      ----------     -----------  -----------   ------------

NET INVESTMENT
 INCOME (LOSS).......       60,274            708,477         966,300        (236,191)     327,155       (499,486)
                         ---------       ------------      ----------     -----------  -----------   ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......      331,228         23,085,686       3,802,524       1,600,704    3,642,297      2,533,199
   Net realized
    gain
    distribution
    from the
    Portfolios.......      485,794         73,349,666              --              --      248,865     13,124,232
                         ---------       ------------      ----------     -----------  -----------   ------------
 Net realized gain
   (loss) on
   investments.......      817,022         96,435,352       3,802,524       1,600,704    3,891,162     15,657,431
                         ---------       ------------      ----------     -----------  -----------   ------------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....     (131,808)       (71,034,677)       (841,981)     (1,209,342)  (1,525,302)   (12,554,925)
                         ---------       ------------      ----------     -----------  -----------   ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........      685,214         25,400,675       2,960,543         391,362    2,365,860      3,102,506
                         ---------       ------------      ----------     -----------  -----------   ------------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....    $ 745,488       $ 26,109,152      $3,926,843     $   155,171  $ 2,693,015   $  2,603,020
                         =========       ============      ==========     ===========  ===========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                        AXA/MUTUAL   AXA/TEMPLETON
                        LARGE CAP    GLOBAL EQUITY CHARTER/SM/  CHARTER/SM/   CHARTER/SM/  EQ/ALLIANCEBERNSTEIN
                      EQUITY MANAGED    MANAGED    MULTI-SECTOR  SMALL CAP    SMALL CAP       DYNAMIC WEALTH
                       VOLATILITY*    VOLATILITY*     BOND*       GROWTH*       VALUE*         STRATEGIES*
                      -------------- ------------- ------------ -----------  ------------  --------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...   $  530,237    $   654,598  $ 2,592,452  $        --  $    225,955        $ 88,242
 Expenses:
   Asset-based
    charges..........      390,985        597,430    1,322,652      658,342     1,743,452          99,500
                        ----------    -----------  -----------  -----------  ------------        --------
   Net Expenses......      390,985        597,430    1,322,652      658,342     1,743,452          99,500
                        ----------    -----------  -----------  -----------  ------------        --------

NET INVESTMENT
 INCOME (LOSS).......      139,252         57,168    1,269,800     (658,342)   (1,517,497)        (11,258)
                        ----------    -----------  -----------  -----------  ------------        --------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......    2,781,019      2,805,570   (2,049,431)   5,945,722    11,789,785         145,043
   Net realized
    gain
    distribution
    from the
    Portfolios.......           --             --           --           --            --          85,197
                        ----------    -----------  -----------  -----------  ------------        --------
 Net realized gain
   (loss) on
   investments.......    2,781,019      2,805,570   (2,049,431)   5,945,722    11,789,785         230,240
                        ----------    -----------  -----------  -----------  ------------        --------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....     (512,133)    (2,948,826)   1,974,792   (7,995,435)  (19,126,655)         75,480
                        ----------    -----------  -----------  -----------  ------------        --------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........    2,268,886       (143,256)     (74,639)  (2,049,713)   (7,336,870)        305,720
                        ----------    -----------  -----------  -----------  ------------        --------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....   $2,408,138    $   (86,088) $ 1,195,161  $(2,708,055) $ (8,854,367)       $294,462
                        ==========    ===========  ===========  ===========  ============        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                           EQ/BLACKROCK    EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                      EQ/ALLIANCEBERNSTEIN BASIC VALUE  ADVISORS EQUITY   SOCIALLY     GUARDIAN    EQ/COMMON
                       SMALL CAP GROWTH*     EQUITY*        INCOME*     RESPONSIBLE*  RESEARCH*   STOCK INDEX*
                      -------------------- ------------ --------------- ------------ -----------  ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...     $    221,324     $ 7,206,921    $ 1,661,333    $  317,765  $ 1,393,176  $ 28,747,505
 Expenses:
   Asset-based
    charges..........        4,830,714       8,465,696      1,348,124       501,347    2,579,005    33,504,048
   Less: Reduction
    for expense
    limitation.......               --              --             --            --           --    (6,470,378)
                          ------------     -----------    -----------    ----------  -----------  ------------
   Net Expenses......        4,830,714       8,465,696      1,348,124       501,347    2,579,005    27,033,670
                          ------------     -----------    -----------    ----------  -----------  ------------

NET INVESTMENT
 INCOME (LOSS).......       (4,609,390)     (1,258,775)       313,209      (183,582)  (1,185,829)    1,713,835
                          ------------     -----------    -----------    ----------  -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......       18,473,759      51,223,658      5,978,460     2,090,886    9,069,728    79,273,485
   Net realized
    gain
    distribution
    from the
    Portfolios.......       39,089,013              --      9,885,470       344,954           --            --
                          ------------     -----------    -----------    ----------  -----------  ------------
 Net realized gain
   (loss) on
   investments.......       57,562,772      51,223,658     15,863,930     2,435,840    9,069,728    79,273,485
                          ------------     -----------    -----------    ----------  -----------  ------------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....      (45,318,671)      2,922,887     (8,628,156)    2,290,290    9,370,918   159,676,234
                          ------------     -----------    -----------    ----------  -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........       12,244,101      54,146,545      7,235,774     4,726,130   18,440,646   238,949,719
                          ------------     -----------    -----------    ----------  -----------  ------------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....     $  7,634,711     $52,887,770    $ 7,548,983    $4,542,548  $17,254,817  $240,663,554
                          ============     ===========    ===========    ==========  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                  EQ/EMERGING                 EQ/GAMCO      EQ/GAMCO
                        EQ/CORE     MARKETS     EQ/EQUITY    MERGERS AND  SMALL COMPANY  EQ/GLOBAL
                      BOND INDEX* EQUITY PLUS*  500 INDEX*  ACQUISITIONS*    VALUE*      BOND PLUS*
                      ----------- ------------ ------------ ------------- ------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios... $1,466,954   $  16,308   $ 15,362,741  $       --   $  1,925,185  $   483,188
 Expenses:
   Asset-based
    charges..........  1,410,489      28,367     14,119,459     261,734      8,745,242      912,657
                      ----------   ---------   ------------  ----------   ------------  -----------
   Net Expenses......  1,410,489      28,367     14,119,459     261,734      8,745,242      912,657
                      ----------   ---------   ------------  ----------   ------------  -----------

NET INVESTMENT
 INCOME (LOSS).......     56,465     (12,059)     1,243,282    (261,734)    (6,820,057)    (429,469)
                      ----------   ---------   ------------  ----------   ------------  -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......    813,108      45,282     61,659,361     229,545     45,757,424   (1,120,839)
   Net realized
    gain
    distribution
    from the
    Portfolios.......         --       8,298     14,198,540     823,102     23,339,611      934,103
                      ----------   ---------   ------------  ----------   ------------  -----------
 Net realized gain
   (loss) on
   investments.......    813,108      53,580     75,857,901   1,052,647     69,097,035     (186,736)
                      ----------   ---------   ------------  ----------   ------------  -----------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....    418,373    (177,122)    42,826,814    (725,316)   (49,481,553)     423,882
                      ----------   ---------   ------------  ----------   ------------  -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........  1,231,481    (123,542)   118,684,715     327,331     19,615,482      237,146
                      ----------   ---------   ------------  ----------   ------------  -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..... $1,287,946   $(135,601)  $119,927,997  $   65,597   $ 12,795,425  $  (192,323)
                      ==========   =========   ============  ==========   ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                     EQ/
                       EQ/HIGH   INTERMEDIATE      EQ/                    EQ/JPMORGAN
                        YIELD     GOVERNMENT  INTERNATIONAL  EQ/INVESCO      VALUE      EQ/LARGE CAP
                        BOND*       BOND*     EQUITY INDEX*  COMSTOCK*   OPPORTUNITIES* GROWTH INDEX*
                      ---------  ------------ ------------- -----------  -------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios... $ 121,418   $ 272,435   $ 12,865,327  $ 1,721,968    $  652,583   $  1,634,316
 Expenses:
   Asset-based
    charges..........    27,072     887,411      5,703,919    1,108,528       796,199      2,249,622
   Less: Reduction
    for expense
    limitation.......        --      (6,585)            --           --            --             --
                      ---------   ---------   ------------  -----------    ----------   ------------
   Net Expenses......    27,072     880,826      5,703,919    1,108,528       796,199      2,249,622
                      ---------   ---------   ------------  -----------    ----------   ------------

NET INVESTMENT
 INCOME (LOSS).......    94,346    (608,391)     7,161,408      613,440      (143,616)      (615,306)
                      ---------   ---------   ------------  -----------    ----------   ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......     7,772     369,112      4,688,783    6,152,367     4,611,750     14,516,663
   Net realized
    gain
    distribution
    from the
    Portfolios.......     1,155      57,385             --           --            --     20,914,025
                      ---------   ---------   ------------  -----------    ----------   ------------
 Net realized gain
   (loss) on
   investments.......     8,927     426,497      4,688,783    6,152,367     4,611,750     35,430,688
                      ---------   ---------   ------------  -----------    ----------   ------------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....  (137,123)    383,789    (46,807,155)  (1,779,375)    3,076,798    (16,775,952)
                      ---------   ---------   ------------  -----------    ----------   ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........  (128,196)    810,286    (42,118,372)   4,372,992     7,688,548     18,654,736
                      ---------   ---------   ------------  -----------    ----------   ------------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..... $ (33,850)  $ 201,895   $(34,956,964) $ 4,986,432    $7,544,932   $ 18,039,430
                      =========   =========   ============  ===========    ==========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                            EQ/
                      EQ/LARGE      EQ/MFS                             MORGAN STANLEY     EQ/
                      CAP VALUE  INTERNATIONAL  EQ/MID CAP   EQ/MONEY     MID CAP     OPPENHEIMER
                       INDEX*       GROWTH*       INDEX*     MARKET*      GROWTH*       GLOBAL*
                      ---------- ------------- -----------  ---------  -------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios... $  921,860 $    930,924  $ 3,584,712  $      80   $         --  $   506,468
 Expenses:
   Asset-based
    charges..........    721,328    1,230,042    5,662,674    968,360      3,663,426    1,227,800
                      ---------- ------------  -----------  ---------   ------------  -----------
   Net Expenses......    721,328    1,230,042    5,662,674    968,360      3,663,426    1,227,800
                      ---------- ------------  -----------  ---------   ------------  -----------

NET INVESTMENT
 INCOME (LOSS).......    200,532     (299,118)  (2,077,962)  (968,280)    (3,663,426)    (721,332)
                      ---------- ------------  -----------  ---------   ------------  -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......  4,606,344    2,390,523   33,373,313     (1,905)     4,443,701    3,890,844
   Net realized
    gain
    distribution
    from the
    Portfolios.......         --    3,896,632           --        160     35,890,533           --
                      ---------- ------------  -----------  ---------   ------------  -----------
 Net realized gain
   (loss) on
   investments.......  4,606,344    6,287,155   33,373,313     (1,745)    40,334,234    3,890,844
                      ---------- ------------  -----------  ---------   ------------  -----------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....  1,285,670  (12,156,444)   1,320,857      2,228    (42,548,182)  (2,723,354)
                      ---------- ------------  -----------  ---------   ------------  -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........  5,892,014   (5,869,289)  34,694,170        483     (2,213,948)   1,167,490
                      ---------- ------------  -----------  ---------   ------------  -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..... $6,092,546 $ (6,168,407) $32,616,208  $(967,797)  $ (5,877,374) $   446,158
                      ========== ============  ===========  =========   ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                        EQ/PIMCO    EQ/PIMCO                   EQ/SMALL     EQ/T. ROWE     EQ/UBS
                         GLOBAL       ULTRA      EQ/QUALITY    COMPANY         PRICE      GROWTH &
                      REAL RETURN* SHORT BOND*   BOND PLUS*     INDEX*     GROWTH STOCK*  INCOME*
                      ------------ -----------  -----------  ------------  ------------- ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...  $ 417,465   $   385,960  $ 1,025,156  $  1,906,160   $        --  $  179,268
 Expenses:
   Asset-based
    charges..........     60,330     1,279,674    1,342,475     3,040,790     3,939,560     349,556
                       ---------   -----------  -----------  ------------   -----------  ----------
   Net Expenses......     60,330     1,279,674    1,342,475     3,040,790     3,939,560     349,556
                       ---------   -----------  -----------  ------------   -----------  ----------

NET INVESTMENT
 INCOME (LOSS).......    357,135      (893,714)    (317,319)   (1,134,630)   (3,939,560)   (170,288)
                       ---------   -----------  -----------  ------------   -----------  ----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......     90,087      (101,711)  (1,678,550)   15,116,027    24,271,645   3,105,093
   Net realized
    gain
    distribution
    from the
    Portfolios.......         --            --           --    20,771,508            --          --
                       ---------   -----------  -----------  ------------   -----------  ----------
 Net realized gain
   (loss) on
   investments.......     90,087      (101,711)  (1,678,550)   35,887,535    24,271,645   3,105,093
                       ---------   -----------  -----------  ------------   -----------  ----------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....   (174,139)     (359,268)   3,696,973   (26,212,500)    2,345,748     453,848
                       ---------   -----------  -----------  ------------   -----------  ----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........    (84,052)     (460,979)   2,018,423     9,675,035    26,617,393   3,558,941
                       ---------   -----------  -----------  ------------   -----------  ----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....  $ 273,083   $(1,354,693) $ 1,701,104  $  8,540,405   $22,677,833  $3,388,653
                       =========   ===========  ===========  ============   ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                     FIDELITY(R)                   GOLDMAN
                                     FIDELITY(R) VIP VIP EQUITY- FIDELITY(R) VIP  SACHS VIT   INVESCO V.I.
                      EQ/WELLS FARGO  CONTRAFUND(R)    INCOME        MID CAP       MID CAP     DIVERSIFIED
                      OMEGA GROWTH*     PORTFOLIO     PORTFOLIO     PORTFOLIO     VALUE FUND  DIVIDEND FUND
                      -------------- --------------- ----------- --------------- -----------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...  $         --    $ 1,963,345    $168,110     $    4,361    $   287,457    $ 93,139
 Expenses:
   Asset-based
    charges..........     2,495,569      3,044,718      60,848        231,005        377,697      56,676
                       ------------    -----------    --------     ----------    -----------    --------
   Net Expenses......     2,495,569      3,044,718      60,848        231,005        377,697      56,676
                       ------------    -----------    --------     ----------    -----------    --------

NET INVESTMENT
 INCOME (LOSS).......    (2,495,569)    (1,081,373)    107,262       (226,644)       (90,240)     36,463
                       ------------    -----------    --------     ----------    -----------    --------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......     7,008,515     12,868,069     121,643        265,204      1,685,106     202,292
   Net realized
    gain
    distribution
    from the
    Portfolios.......    22,201,323      5,466,712      82,351        438,395      6,269,060          --
                       ------------    -----------    --------     ----------    -----------    --------
 Net realized gain
   (loss) on
   investments.......    29,209,838     18,334,781     203,994        703,599      7,954,166     202,292
                       ------------    -----------    --------     ----------    -----------    --------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....   (22,111,322)     6,900,151      51,429        487,445     (4,381,033)    358,797
                       ------------    -----------    --------     ----------    -----------    --------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........     7,098,516     25,234,932     255,423      1,191,044      3,573,133     561,089
                       ------------    -----------    --------     ----------    -----------    --------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....  $  4,602,947    $24,153,559    $362,685     $  964,400    $ 3,482,893    $597,552
                       ============    ===========    ========     ==========    ===========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                      INVESCO V.I. INVESCO V.I. INVESCO V.I.  INVESCO V.I. INVESCO V.I.
                      GLOBAL REAL      HIGH     INTERNATIONAL MID CAP CORE  SMALL CAP    IVY FUNDS
                      ESTATE FUND   YIELD FUND   GROWTH FUND  EQUITY FUND  EQUITY FUND   VIP ENERGY
                      ------------ ------------ ------------- ------------ ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...  $  789,819  $ 1,074,517   $   561,680  $        --  $        --  $         --
 Expenses:
   Asset-based
    charges..........     644,566      277,335       466,711      176,752       94,356       538,979
                       ----------  -----------   -----------  -----------  -----------  ------------
   Net Expenses......     644,566      277,335       466,711      176,752       94,356       538,979
                       ----------  -----------   -----------  -----------  -----------  ------------

NET INVESTMENT
 INCOME (LOSS).......     145,253      797,182        94,969     (176,752)     (94,356)     (538,979)
                       ----------  -----------   -----------  -----------  -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......   1,532,885      178,791     1,219,410      608,527      530,025     3,683,296
   Net realized
    gain
    distribution
    from the
    Portfolios.......          --           --            --    1,586,577      679,738     1,291,466
                       ----------  -----------   -----------  -----------  -----------  ------------
 Net realized gain
   (loss) on
   investments.......   1,532,885      178,791     1,219,410    2,195,104    1,209,763     4,974,762
                       ----------  -----------   -----------  -----------  -----------  ------------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....   4,341,287   (1,011,870)   (1,904,588)  (1,633,917)  (1,039,475)  (11,309,454)
                       ----------  -----------   -----------  -----------  -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........   5,874,172     (833,079)     (685,178)     561,187      170,288    (6,334,692)
                       ----------  -----------   -----------  -----------  -----------  ------------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....  $6,019,425  $   (35,897)  $  (590,209) $   384,435  $    75,932  $ (6,873,671)
                       ==========  ===========   ===========  ===========  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                 LAZARD
                                                               RETIREMENT                      MFS(R)
                       IVY FUNDS    IVY FUNDS    IVY FUNDS      EMERGING        MFS(R)       INVESTORS
                       VIP HIGH    VIP MID CAP   VIP SMALL   MARKETS EQUITY  INTERNATIONAL     GROWTH
                        INCOME       GROWTH      CAP GROWTH    PORTFOLIO    VALUE PORTFOLIO STOCK SERIES
                      -----------  -----------  -----------  -------------- --------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios... $ 7,360,582  $        --  $        --   $  2,359,110    $ 2,816,442    $   27,875
 Expenses:
   Asset-based
    charges..........   1,946,340      897,762      134,715      1,635,889      1,878,771       119,530
                      -----------  -----------  -----------   ------------    -----------    ----------
   Net Expenses......   1,946,340      897,762      134,715      1,635,889      1,878,771       119,530
                      -----------  -----------  -----------   ------------    -----------    ----------

NET INVESTMENT
 INCOME (LOSS).......   5,414,242     (897,762)    (134,715)       723,221        937,671       (91,655)
                      -----------  -----------  -----------   ------------    -----------    ----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......   3,580,451    3,343,019      710,119      1,437,853      6,842,879       421,703
   Net realized
    gain
    distribution
    from the
    Portfolios.......   1,110,465    4,208,958    1,282,382      1,248,264             --       562,990
                      -----------  -----------  -----------   ------------    -----------    ----------
 Net realized gain
   (loss) on
   investments.......   4,690,916    7,551,977    1,992,501      2,686,117      6,842,879       984,693
                      -----------  -----------  -----------   ------------    -----------    ----------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....  (9,909,651)  (1,969,327)  (1,822,519)   (11,664,766)    (8,363,584)       31,594
                      -----------  -----------  -----------   ------------    -----------    ----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........  (5,218,735)   5,582,650      169,982     (8,978,649)    (1,520,705)    1,016,287
                      -----------  -----------  -----------   ------------    -----------    ----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..... $   195,507  $ 4,684,888  $    35,267   $ (8,255,428)   $  (583,034)   $  924,632
                      ===========  ===========  ===========   ============    ===========    ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                         MFS(R)      MFS(R)      MFS(R)     MULTIMANAGER              MULTIMANAGER
                       INVESTORS   TECHNOLOGY   UTILITIES    AGGRESSIVE  MULTIMANAGER   MID CAP
                      TRUST SERIES PORTFOLIO     SERIES       EQUITY*     CORE BOND*    GROWTH*
                      ------------ ----------  -----------  ------------ ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...  $   86,936  $       --  $ 1,660,305  $   614,871  $ 2,739,167  $         --
 Expenses:
   Asset-based
    charges..........     139,458     429,387    1,044,925    8,414,342    1,643,732     1,035,819
   Less: Reduction
    for expense
    limitation.......          --          --           --   (2,977,386)          --            --
                       ----------  ----------  -----------  -----------  -----------  ------------
   Net Expenses......     139,458     429,387    1,044,925    5,436,956    1,643,732     1,035,819
                       ----------  ----------  -----------  -----------  -----------  ------------

NET INVESTMENT
 INCOME (LOSS).......     (52,522)   (429,387)     615,380   (4,822,085)   1,095,435    (1,035,819)
                       ----------  ----------  -----------  -----------  -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......     709,414   3,698,042    5,152,407   24,278,252   (2,046,002)    6,697,161
   Net realized
    gain
    distribution
    from the
    Portfolios.......     883,146     730,572    3,200,252           --    1,372,586     8,693,356
                       ----------  ----------  -----------  -----------  -----------  ------------
 Net realized gain
   (loss) on
   investments.......   1,592,560   4,428,614    8,352,659   24,278,252     (673,416)   15,390,517
                       ----------  ----------  -----------  -----------  -----------  ------------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....    (526,569)   (898,305)  (1,590,237)  39,143,512    2,694,946   (11,749,224)
                       ----------  ----------  -----------  -----------  -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........   1,065,991   3,530,309    6,762,422   63,421,764    2,021,530     3,641,293
                       ----------  ----------  -----------  -----------  -----------  ------------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....  $1,013,469  $3,100,922  $ 7,377,802  $58,599,679  $ 3,116,965  $  2,605,474
                       ==========  ==========  ===========  ===========  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                  OPPENHEIMER         PIMCO
                       MULTIMANAGER  MULTIMANAGER MAIN STREET COMMODITYREALRETURN(R) TARGET 2015  TARGET 2025
                      MID CAP VALUE* TECHNOLOGY*  FUND(R)/VA    STRATEGY PORTFOLIO   ALLOCATION*  ALLOCATION*
                      -------------- ------------ ----------- ---------------------- -----------  -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios...  $   287,146   $        --   $  8,303        $    15,678       $   302,669  $   641,687
 Expenses:
   Asset-based
    charges..........      854,971     1,801,444     15,278             68,561           322,516      617,275
                       -----------   -----------   --------        -----------       -----------  -----------
   Net Expenses......      854,971     1,801,444     15,278             68,561           322,516      617,275
                       -----------   -----------   --------        -----------       -----------  -----------

NET INVESTMENT
 INCOME (LOSS).......     (567,825)   (1,801,444)    (6,975)           (52,883)          (19,847)      24,412
                       -----------   -----------   --------        -----------       -----------  -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......    5,926,624    14,691,511     60,414           (178,629)          556,326    1,679,247
   Net realized
    gain
    distribution
    from the
    Portfolios.......           --    10,414,160     29,190                 --         3,198,271    5,183,884
                       -----------   -----------   --------        -----------       -----------  -----------
 Net realized gain
   (loss) on
   investments.......    5,926,624    25,105,671     89,604           (178,629)        3,754,597    6,863,131
                       -----------   -----------   --------        -----------       -----------  -----------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....   (2,773,709)   (7,340,041)    55,733         (1,084,976)       (3,338,958)  (5,601,465)
                       -----------   -----------   --------        -----------       -----------  -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........    3,152,915    17,765,630    145,337         (1,263,605)          415,639    1,261,666
                       -----------   -----------   --------        -----------       -----------  -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....  $ 2,585,090   $15,964,186   $138,362        $(1,316,488)      $   395,792  $ 1,286,078
                       ===========   ===========   ========        ===========       ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                 TEMPLETON   VAN ECK VIP
                      TARGET 2035  TARGET 2045  GLOBAL BOND  GLOBAL HARD
                      ALLOCATION*  ALLOCATION*   VIP FUND    ASSETS FUND
                      -----------  -----------  -----------  -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    the Portfolios... $   604,569  $   486,122  $ 1,631,713  $        --
 Expenses:
   Asset-based
    charges..........     567,451      433,537      392,073      259,325
                      -----------  -----------  -----------  -----------
   Net Expenses......     567,451      433,537      392,073      259,325
                      -----------  -----------  -----------  -----------

NET INVESTMENT
 INCOME (LOSS).......      37,118       52,585    1,239,640     (259,325)
                      -----------  -----------  -----------  -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
   Net realized
    gain (loss) on
    investments......   1,447,302      945,709      (59,184)     488,586
   Net realized
    gain
    distribution
    from the
    Portfolios.......   4,994,611    3,976,693           --           --
                      -----------  -----------  -----------  -----------
 Net realized gain
   (loss) on
   investments.......   6,441,913    4,922,402      (59,184)     488,586
                      -----------  -----------  -----------  -----------

 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments....  (5,080,934)  (3,797,116)  (1,096,943)  (4,920,665)
                      -----------  -----------  -----------  -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........   1,360,979    1,125,286   (1,156,127)  (4,432,079)
                      -----------  -----------  -----------  -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..... $ 1,398,097  $ 1,177,871  $    83,513  $(4,691,404)
                      ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                      ALL ASSET                ALL ASSET          ALL ASSET MODERATE
                                                AGGRESSIVE-ALT 25*(A)       GROWTH-ALT 20*         GROWTH-ALT 15*(A)
                                               ----------------------  ------------------------  --------------------
                                                  2014        2013         2014         2013        2014       2013
                                               ----------  ----------  -----------  -----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   31,181  $   11,104  $   124,090  $    90,976  $   28,411  $  3,099
 Net realized gain (loss) on investments......     79,934      10,607    1,816,751    3,082,101      40,320     3,245
 Net change in unrealized appreciation
   (depreciation) of investments..............   (110,353)     16,339   (1,400,170)   2,143,064     (68,646)    4,828
                                               ----------  ----------  -----------  -----------  ----------  --------
 Net increase (decrease) in net assets
   resulting from operations..................        762      38,050      540,671    5,316,141          85    11,172
                                               ----------  ----------  -----------  -----------  ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......  2,457,530     354,523    9,103,410    9,677,308   1,300,044    97,500
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  1,670,726     784,065     (642,926)    (886,637)  1,594,484   271,308
   Redemptions for contract benefits and
    terminations..............................   (199,397)    (19,308)  (3,881,854)  (2,648,177)    (78,951)      (40)
   Contract maintenance charges...............     (5,701)       (272)     (57,186)     (47,967)     (1,628)      (41)
                                               ----------  ----------  -----------  -----------  ----------  --------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  3,923,158   1,119,008    4,521,444    6,094,527   2,813,949   368,727
                                               ----------  ----------  -----------  -----------  ----------  --------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............        (35)         35           --           --          --        --
                                               ----------  ----------  -----------  -----------  ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS.........  3,923,885   1,157,093    5,062,115   11,410,668   2,814,034   379,899
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  1,157,093          --   50,117,331   38,706,663     379,899        --
                                               ----------  ----------  -----------  -----------  ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD........... $5,080,978  $1,157,093  $55,179,446  $50,117,331  $3,193,933  $379,899
                                               ==========  ==========  ===========  ===========  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................         47          12           85           96          31         4
 Redeemed.....................................        (12)         (1)         (54)         (49)         (4)       (1)
                                               ----------  ----------  -----------  -----------  ----------  --------
 Net Increase (Decrease)......................         35          11           31           47          27         3
                                               ==========  ==========  ===========  ===========  ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 20, 2013

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                             AMERICAN FUNDS
                                                 AMERICAN CENTURY VP      INSURANCE SERIES(R)        AXA 400 MANAGED
                                                  MID CAP VALUE FUND        BOND FUND/SM/(A)           VOLATILITY*
                                               -----------------------  -----------------------  ----------------------
                                                   2014        2013         2014        2013        2014        2013
                                               -----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (18,883) $   (5,331) $   153,849  $   16,166  $  (51,171) $  (52,637)
 Net realized gain (loss) on investments......   1,001,293     182,352       39,169        (582)    761,384     592,131
 Net change in unrealized appreciation
   (depreciation) of investments..............     698,764   1,311,194      (42,812)    (22,033)   (239,536)    687,789
                                               -----------  ----------  -----------  ----------  ----------  ----------
 Net increase (decrease) in net assets
   resulting from operations..................   1,681,174   1,488,215      150,206      (6,449)    470,677   1,227,283
                                               -----------  ----------  -----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   4,271,551   3,204,309    3,443,700     503,832     996,308     946,780
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................     866,780     677,225    8,282,407     946,563    (195,661)  1,125,739
   Redemptions for contract benefits and
    terminations..............................    (221,998)   (131,086)    (237,409)     (9,028)   (328,178)   (451,195)
   Contract maintenance charges...............     (16,022)     (9,052)      (2,464)       (123)     (5,298)     (4,429)
                                               -----------  ----------  -----------  ----------  ----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   4,900,311   3,741,396   11,486,234   1,441,244     467,171   1,616,895
                                               -----------  ----------  -----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............         151         300          122          50          --          --
                                               -----------  ----------  -----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.........   6,581,636   5,229,911   11,636,562   1,434,845     937,848   2,844,178
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....   8,993,655   3,763,744    1,434,845          --   6,117,593   3,273,415
                                               -----------  ----------  -----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........... $15,575,291  $8,993,655  $13,071,407  $1,434,845  $7,055,441  $6,117,593
                                               ===========  ==========  ===========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          --          --           --          --          13          26
 Redeemed.....................................          --          --           --          --         (12)        (14)
                                               -----------  ----------  -----------  ----------  ----------  ----------
 Net Increase (Decrease)......................          --          --           --          --           1          12
                                               ===========  ==========  ===========  ==========  ==========  ==========
UNIT ACTIVITY CLASS II
 Issued.......................................          36          32           --          --          --          --
 Redeemed.....................................          (6)         (4)          --          --          --          --
                                               -----------  ----------  -----------  ----------  ----------  ----------
 Net Increase (Decrease)......................          30          28           --          --          --          --
                                               ===========  ==========  ===========  ==========  ==========  ==========
UNIT ACTIVITY CLASS 4
 Issued.......................................          --          --          136          15          --          --
 Redeemed.....................................          --          --          (20)         (1)         --          --
                                               -----------  ----------  -----------  ----------  ----------  ----------
 Net Increase (Decrease)......................          --          --          116          14          --          --
                                               ===========  ==========  ===========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 20, 2013

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                   AXA 500 MANAGED         AXA 2000 MANAGED           AXA AGGRESSIVE
                                                     VOLATILITY*              VOLATILITY*               ALLOCATION*
                                               -----------------------  ----------------------  --------------------------
                                                   2014        2013        2014        2013         2014          2013
                                               -----------  ----------  ----------  ----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (58,295) $  (53,871) $  (40,430) $  (30,205) $  1,999,602  $  6,307,414
 Net realized gain (loss) on investments......     978,106   1,095,580     323,371     583,958    66,576,169    25,649,376
 Net change in unrealized appreciation
   (depreciation) of investments..............     215,316     794,095    (194,647)    265,205   (49,726,737)   73,664,239
                                               -----------  ----------  ----------  ----------  ------------  ------------
 Net increase (decrease) in net assets
   resulting from operations..................   1,135,127   1,835,804      88,294     818,958    18,849,034   105,621,029
                                               -----------  ----------  ----------  ----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   1,719,383   1,292,839     486,235     390,552    68,189,303    65,482,615
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   2,093,351     654,607     (81,630)    667,972   (18,179,612)  (19,060,950)
   Redemptions for contract benefits and
    terminations..............................  (1,039,729)   (443,940)   (258,693)   (158,716)  (32,887,256)  (29,771,265)
   Contract maintenance charges...............      (9,716)     (7,797)     (2,550)     (2,084)     (918,048)     (909,506)
                                               -----------  ----------  ----------  ----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   2,763,289   1,495,709     143,362     897,724    16,204,387    15,740,894
                                               -----------  ----------  ----------  ----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............         702          --          --          --            --            --
                                               -----------  ----------  ----------  ----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........   3,899,118   3,331,513     231,656   1,716,682    35,053,421   121,361,923
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....   8,944,130   5,612,617   3,583,471   1,866,789   539,887,680   418,525,757
                                               -----------  ----------  ----------  ----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $12,843,248  $8,944,130  $3,815,127  $3,583,471  $574,941,101  $539,887,680
                                               ===========  ==========  ==========  ==========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          57          68          16          23           483           563
 Redeemed.....................................         (39)        (57)        (15)        (17)         (390)         (466)
                                               -----------  ----------  ----------  ----------  ------------  ------------
 Net Increase (Decrease)......................          18          11           1           6            93            97
                                               ===========  ==========  ==========  ==========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                     AXA BALANCED             AXA CONSERVATIVE        AXA CONSERVATIVE GROWTH
                                                       STRATEGY*                 ALLOCATION*                 STRATEGY*
                                               ------------------------  --------------------------  ------------------------
                                                   2014         2013         2014          2013          2014         2013
                                               -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (103,594) $   641,867  $   (455,054) $   (394,058) $   (32,405) $    76,364
 Net realized gain (loss) on investments......   3,111,741      868,005     3,674,886     3,046,610      544,245      206,953
 Net change in unrealized appreciation
   (depreciation) of investments..............    (237,238)   5,908,192    (1,575,945)    1,094,104      (78,948)     743,284
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................   2,770,909    7,418,064     1,643,887     3,746,656      432,892    1,026,601
                                               -----------  -----------  ------------  ------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......  17,062,710   21,119,741    13,643,650    15,712,288    4,463,741    3,283,699
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   2,805,739    3,844,470    (3,982,088)   (7,367,044)     697,021    1,254,528
   Redemptions for contract benefits and
    terminations..............................  (5,044,261)  (1,987,918)  (13,083,978)  (12,979,050)  (1,388,440)    (411,044)
   Contract maintenance charges...............    (807,201)    (587,946)     (195,252)     (195,676)    (110,113)     (88,261)
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  14,016,987   22,388,347    (3,617,668)   (4,829,482)   3,662,209    4,038,922
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............          45          (45)           --            --           --           --
                                               -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........  16,787,941   29,806,366    (1,973,781)   (1,082,826)   4,095,101    5,065,523
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  81,579,754   51,773,388   123,009,444   124,092,270   14,832,779    9,767,256
                                               -----------  -----------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $98,367,695  $81,579,754  $121,035,663  $123,009,444  $18,927,880  $14,832,779
                                               ===========  ===========  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................         178          223           167           256           57           42
 Redeemed.....................................         (71)         (46)         (201)         (293)         (24)         (13)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................         107          177           (34)          (37)          33           29
                                               ===========  ===========  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                   AXA CONSERVATIVE        AXA CONSERVATIVE-PLUS         AXA GLOBAL EQUITY
                                                      STRATEGY*                 ALLOCATION*             MANAGED VOLATILITY*
                                               -----------------------  --------------------------  --------------------------
                                                   2014        2013         2014          2013          2014          2013
                                               -----------  ----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (34,724) $     (273) $   (461,877) $    350,249  $ (1,410,906) $ (1,885,421)
 Net realized gain (loss) on investments......     128,678      58,349    10,769,773     8,127,173    18,036,789    20,790,335
 Net change in unrealized appreciation
   (depreciation) of investments..............      (1,722)    116,791    (6,471,837)    7,841,244   (14,674,262)   50,510,213
                                               -----------  ----------  ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets
   resulting from operations..................      92,232     174,867     3,836,059    16,318,666     1,951,621    69,415,127
                                               -----------  ----------  ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   1,098,829   1,497,027    28,611,391    29,296,246    27,331,211    29,833,489
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................      (5,181)  1,453,198    (6,547,406)   (4,430,092)  (21,165,510)  (23,949,938)
   Redemptions for contract benefits and
    terminations..............................  (1,006,058)   (354,511)  (20,560,140)  (17,621,816)  (34,527,759)  (31,928,255)
   Contract maintenance charges...............     (41,793)    (38,280)     (394,800)     (389,114)     (283,949)     (321,652)
                                               -----------  ----------  ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..      45,797   2,557,434     1,109,045     6,855,224   (28,646,007)  (26,366,356)
                                               -----------  ----------  ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............          --         500            --            --        30,000       (55,000)
                                               -----------  ----------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........     138,029   2,732,801     4,945,104    23,173,890   (26,664,386)   42,993,771
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....   6,833,087   4,100,286   203,491,387   180,317,497   425,172,468   382,178,697
                                               -----------  ----------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $ 6,971,116  $6,833,087  $208,436,491  $203,491,387  $398,508,082  $425,172,468
                                               ===========  ==========  ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          23          36           266           319           148           206
 Redeemed.....................................         (22)        (13)         (258)         (268)         (279)         (338)
                                               -----------  ----------  ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................           1          23             8            51          (131)         (132)
                                               ===========  ==========  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                            AXA INTERNATIONAL         AXA INTERNATIONAL
                                                                              CORE MANAGED                 MANAGED
                                                AXA GROWTH STRATEGY*         VOLATILITY*(B)              VOLATILITY*
                                               ----------------------  --------------------------  ----------------------
                                                  2014        2013         2014          2013         2014        2013
                                               ----------  ----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    2,538  $   15,071  $    325,267  $   (541,080) $  (27,198) $  (67,028)
 Net realized gain (loss) on investments......     39,141      54,916     3,885,269     5,166,219     377,021     619,753
 Net change in unrealized appreciation
   (depreciation) of investments..............     14,581     155,559   (20,662,008)   15,111,049    (930,585)    423,567
                                               ----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets
   resulting from operations..................     56,260     225,546   (16,451,472)   19,736,188    (580,762)    976,292
                                               ----------  ----------  ------------  ------------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......         --          --    14,436,337    13,713,906   1,356,122   1,041,230
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................         --          --    50,792,287   (10,476,872)    111,217     569,112
   Redemptions for contract benefits and
    terminations..............................    (21,641)   (204,120)  (13,420,667)   (9,313,911)   (406,637)   (332,592)
   Contract maintenance charges...............         --         (26)     (119,653)     (111,992)     (6,373)     (5,085)
                                               ----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..    (21,641)   (204,146)   51,688,304    (6,188,869)  1,054,329   1,272,665
                                               ----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............         --           8            --           250          --          --
                                               ----------  ----------  ------------  ------------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.........     34,619      21,408    35,236,832    13,547,569     473,567   2,248,957
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  1,288,029   1,266,621   140,568,599   127,021,030   6,696,189   4,447,232
                                               ----------  ----------  ------------  ------------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........... $1,322,648  $1,288,029  $175,805,431  $140,568,599  $7,169,756  $6,696,189
                                               ==========  ==========  ============  ============  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Redeemed.....................................         --          (2)           --            --          --          --
                                               ----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         --          (2)           --            --          --          --
                                               ==========  ==========  ============  ============  ==========  ==========

UNIT ACTIVITY CLASS B
 Issued.......................................         --          --           568           199          21          22
 Redeemed.....................................         --          --          (201)         (286)        (13)        (10)
                                               ----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         --          --           367           (87)          8          12
                                               ==========  ==========  ============  ============  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(b)AXA International Core Managed Volatility replaced Multimanager International Equity due to a fund merger on June 13, 2014.

                                    FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                 AXA INTERNATIONAL VALUE      AXA LARGE CAP CORE        AXA LARGE CAP GROWTH
                                                   MANAGED VOLATILITY*      MANAGED VOLATILITY*(C)     MANAGED VOLATILITY*(D)
                                               --------------------------  ------------------------  --------------------------
                                                   2014          2013          2014         2013         2014          2013
                                               ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    660,458  $   (327,656) $   (24,405) $  (118,719) $ (5,107,291) $ (2,930,825)
 Net realized gain (loss) on investments......   12,902,493     1,304,389    2,305,622    1,039,780    27,093,793    12,013,728
 Net change in unrealized appreciation
   (depreciation) of investments..............  (31,816,687)   35,099,458       26,608    2,981,938    24,087,387    64,863,204
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from operations..................  (18,253,736)   36,076,191    2,307,825    3,902,999    46,073,889    73,946,107
                                               ------------  ------------  -----------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   14,140,868    15,381,166    1,288,374      949,894    20,496,200    10,683,617
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (9,619,940)  (13,723,860)  14,383,810     (420,576)  367,078,405   (11,963,124)
   Redemptions for contract benefits and
    terminations..............................  (19,171,660)  (18,111,043)  (2,421,867)  (1,399,866)  (39,166,613)  (19,737,131)
   Contract maintenance charges...............     (156,186)     (180,910)     (14,570)     (10,197)     (343,641)     (216,896)
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  (14,806,918)  (16,634,647)  13,235,747     (880,745)  348,064,351   (21,233,534)
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............       15,288       (28,290)          --      (47,500)           --       (39,500)
                                               ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........  (33,045,366)   19,413,254   15,543,572    2,974,754   394,138,240    52,673,073
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  231,105,279   211,692,025   16,461,452   13,486,698   283,325,457   230,652,384
                                               ------------  ------------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $198,059,913  $231,105,279  $32,005,024  $16,461,452  $677,463,697  $283,325,457
                                               ============  ============  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          128           156          130           22         1,945            97
 Redeemed.....................................         (232)         (285)         (31)         (43)         (314)         (215)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................         (104)         (129)          99          (21)        1,631          (118)
                                               ============  ============  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)AXA Large Cap Core Managed Volatility replaced Multimanager Large Cap Core Equity due to a fund merger on June 20, 2014
(d)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.

                                    FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                               AXA LARGE CAP VALUE          AXA MID CAP VALUE               AXA MODERATE
                             MANAGED VOLATILITY*(E)        MANAGED VOLATILITY*               ALLOCATION*
                           --------------------------  --------------------------  ------------------------------
                               2014          2013          2014          2013           2014            2013
                           ------------  ------------  ------------  ------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income
   (loss)................. $    572,993  $ (2,031,146) $ (3,826,169) $ (3,832,576) $    2,406,143  $   11,222,274
 Net realized gain
   (loss) on investments..   12,986,322   (22,502,969)   43,407,714    11,803,499      83,894,659      50,710,052
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments............   76,205,168   233,952,953     7,372,791   121,003,596     (51,420,524)    126,739,480
                           ------------  ------------  ------------  ------------  --------------  --------------
 Net increase (decrease)
   in net assets
   resulting from
   operations.............   89,764,483   209,418,838    46,954,336   128,974,519      34,880,278     188,671,806
                           ------------  ------------  ------------  ------------  --------------  --------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
   Payments received
    from contractowners...   32,841,519    34,502,260    23,186,035    24,776,824     142,246,813     147,367,893
   Transfers between
    Variable Investment
    Options including
    guaranteed interest
    account, net..........   25,867,262   (36,964,110)  (20,408,724)  (23,569,665)    (41,060,468)    (54,167,094)
   Redemptions for
    contract benefits
    and terminations......  (76,726,663)  (68,273,412)  (43,361,631)  (37,209,914)   (149,088,289)   (146,887,606)
   Contract maintenance
    charges...............     (577,684)     (613,768)     (340,549)     (368,726)     (2,116,959)     (2,145,103)
   Adjustment to net
    assets allocated to
    contracts in payout
    period................       50,658      (539,105)           --            --         526,011        (186,025)
                           ------------  ------------  ------------  ------------  --------------  --------------

 Net increase (decrease)
   in net assets
   resulting from
   contractowner
   transactions...........  (18,544,908)  (71,888,135)  (40,924,869)  (36,371,481)    (49,492,892)    (56,017,935)
                           ------------  ------------  ------------  ------------  --------------  --------------

 Net increase (decrease)
   in amount retained by
   AXA in Separate
   Account A..............      179,342       299,105        10,000       (34,000)        794,014       1,549,598
                           ------------  ------------  ------------  ------------  --------------  --------------

NET INCREASE (DECREASE)
 IN NET ASSETS............   71,398,917   137,829,808     6,039,467    92,569,038     (13,818,600)    134,203,469
NET ASSETS -- BEGINNING
 OF YEAR OR PERIOD........  849,324,488   711,494,680   518,802,429   426,233,391   1,724,053,697   1,589,850,228
                           ------------  ------------  ------------  ------------  --------------  --------------

NET ASSETS -- END OF
 YEAR OR PERIOD........... $920,723,405  $849,324,488  $524,841,896  $518,802,429  $1,710,235,097  $1,724,053,697
                           ============  ============  ============  ============  ==============  ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued...................          536           309            --            --             855           1,123
 Redeemed.................         (689)         (801)           --            --          (1,891)         (2,301)
                           ------------  ------------  ------------  ------------  --------------  --------------
 Net Increase (Decrease)..         (153)         (492)           --            --          (1,036)         (1,178)
                           ============  ============  ============  ============  ==============  ==============

UNIT ACTIVITY CLASS B
 Issued...................          137            81           145           188             580             591
 Redeemed.................         (108)         (186)         (323)         (373)           (324)           (326)
                           ------------  ------------  ------------  ------------  --------------  --------------
 Net Increase (Decrease)..           29          (105)         (178)         (185)            256             265
                           ============  ============  ============  ============  ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(e)AXA Large Cap Value Managed Volatility replaced Multimanager Large Cap Value due to a fund merger on June 13, 2014.

                                    FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                              AXA MODERATE GROWTH           AXA MODERATE-PLUS          AXA/FRANKLIN BALANCED
                                   STRATEGY*                   ALLOCATION*              MANAGED VOLATILITY*
                           ------------------------  ------------------------------  ------------------------
                               2014         2013          2014            2013           2014         2013
                           -----------  -----------  --------------  --------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS
FROM OPERATIONS:
 Net investment income
   (loss)................. $    60,274  $   159,168  $      708,477  $    8,612,656  $   966,300  $   859,371
 Net realized gain
   (loss) on investments..     817,022      248,983      96,435,352      60,406,982    3,802,524    4,310,139
 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments............    (131,808)     528,110     (71,034,677)     94,131,076     (841,981)   4,311,777
                           -----------  -----------  --------------  --------------  -----------  -----------
 Net increase (decrease)
   in net assets
   resulting from
   operations.............     745,488      936,261      26,109,152     163,150,714    3,926,843    9,481,287
                           -----------  -----------  --------------  --------------  -----------  -----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
   Payments received
    from contractowners...  10,973,339    6,170,588     116,316,556     116,052,877    6,747,741    5,648,855
   Transfers between
    Variable Investment
    Options including
    guaranteed interest
    account, net..........   2,630,929    3,415,430     (37,829,851)    (39,755,882)   9,420,426    1,131,744
   Redemptions for
    contract benefits
    and terminations......  (1,308,752)    (688,091)    (79,504,512)    (71,389,379)  (8,816,436)  (7,515,959)
   Contract maintenance
    charges...............     (47,037)     (16,075)     (1,709,051)     (1,732,695)     (63,507)     (64,673)
                           -----------  -----------  --------------  --------------  -----------  -----------

 Net increase (decrease)
   in net assets
   resulting from
   contractowner
   transactions...........  12,248,479    8,881,852      (2,726,858)      3,174,921    7,288,224     (800,033)
                           -----------  -----------  --------------  --------------  -----------  -----------

 Net increase (decrease)
   in amount retained by
   AXA in Separate
   Account A..............       2,500        2,000              --         (47,000)      20,000      (20,000)
                           -----------  -----------  --------------  --------------  -----------  -----------

NET INCREASE (DECREASE)
 IN NET ASSETS............  12,996,467    9,820,113      23,382,294     166,278,635   11,235,067    8,661,254
NET ASSETS -- BEGINNING
 OF YEAR OR PERIOD........  12,401,170    2,581,057   1,057,065,550     890,786,915   81,308,271   72,647,017
                           -----------  -----------  --------------  --------------  -----------  -----------

NET ASSETS -- END OF
 YEAR OR PERIOD........... $25,397,637  $12,401,170  $1,080,447,844  $1,057,065,550  $92,543,338  $81,308,271
                           ===========  ===========  ==============  ==============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued...................         142          104             811             935          176          112
 Redeemed.................         (41)         (25)           (833)           (916)        (118)        (117)
                           -----------  -----------  --------------  --------------  -----------  -----------
 Net Increase (Decrease)..         101           79             (22)             19           58           (5)
                           ===========  ===========  ==============  ==============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                AXA/FRANKLIN SMALL CAP    AXA/FRANKLIN TEMPLETON
                                                     VALUE MANAGED          ALLOCATION MANAGED         AXA/LOOMIS SAYLES
                                                      VOLATILITY*               VOLATILITY*                 GROWTH*
                                               ------------------------  ------------------------  -------------------------
                                                   2014         2013         2014         2013         2014          2013
                                               -----------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (236,191) $  (203,969) $   327,155  $   (55,838) $   (499,486) $  (197,632)
 Net realized gain (loss) on investments......   1,600,704    1,531,495    3,891,162    3,025,773    15,657,431    8,511,173
 Net change in unrealized appreciation
   (depreciation) of investments..............  (1,209,342)   3,900,896   (1,525,302)   8,369,398   (12,554,925)   1,238,635
                                               -----------  -----------  -----------  -----------  ------------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................     155,171    5,228,422    2,693,015   11,339,333     2,603,020    9,552,176
                                               -----------  -----------  -----------  -----------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   1,482,680    1,782,998    6,926,815    5,806,451     2,044,421    2,337,911
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (189,672)    (790,201)   3,815,706      331,697    (2,849,298)  (2,649,040)
   Redemptions for contract benefits and
    terminations..............................  (2,437,778)  (1,400,728)  (5,530,067)  (4,909,962)   (4,377,311)  (3,461,400)
   Contract maintenance charges...............     (11,809)     (11,882)     (65,810)     (68,333)      (23,551)     (25,665)
                                               -----------  -----------  -----------  -----------  ------------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  (1,156,579)    (419,813)   5,146,644    1,159,853    (5,205,739)  (3,798,194)
                                               -----------  -----------  -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........  (1,001,408)   4,808,609    7,839,659   12,499,186    (2,602,719)   5,753,982
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  19,942,050   15,133,441   64,195,946   51,696,760    44,615,251   38,861,269
                                               -----------  -----------  -----------  -----------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $18,940,642  $19,942,050  $72,035,605  $64,195,946  $ 42,012,532  $44,615,251
                                               ===========  ===========  ===========  ===========  ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          25           55          144          106            18           34
 Redeemed.....................................         (32)         (59)         (97)         (96)          (50)         (56)
                                               -----------  -----------  -----------  -----------  ------------  -----------
 Net Increase (Decrease)......................          (7)          (4)          47           10           (32)         (22)
                                               ===========  ===========  ===========  ===========  ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                 AXA/MUTUAL LARGE CAP      AXA/TEMPLETON GLOBAL            CHARTER/SM/
                                                    EQUITY MANAGED            EQUITY MANAGED              MULTI-SECTOR
                                                      VOLATILITY*               VOLATILITY*                   BOND*
                                               ------------------------  ------------------------  --------------------------
                                                   2014         2013         2014         2013         2014          2013
                                               -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   139,252  $  (171,615) $    57,168  $  (181,562) $  1,269,800  $  2,435,575
 Net realized gain (loss) on investments......   2,781,019    2,442,450    2,805,570    1,813,140    (2,049,431)   (1,713,016)
 Net change in unrealized appreciation
   (depreciation) of investments..............    (512,133)   4,676,162   (2,948,826)   7,374,660     1,974,792    (3,311,677)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net increase (decrease) in net assets
   resulting from operations..................   2,408,138    6,946,997      (86,088)   9,006,238     1,195,161    (2,589,118)
                                               -----------  -----------  -----------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   1,737,200    1,909,188    5,225,617    4,739,311     6,869,934     8,596,790
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,195,398)  (2,001,654)   1,057,497      (99,800)   (4,668,198)   (6,244,412)
   Redemptions for contract benefits and
    terminations..............................  (3,829,687)  (2,434,815)  (4,958,494)  (3,003,169)  (10,495,337)  (12,241,597)
   Contract maintenance charges...............     (33,539)     (34,067)     (48,085)     (46,193)      (83,226)      (96,153)
   Adjustment to net assets allocated to
    contracts in payout period................          --           --           --           --        55,585        45,265
                                               -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  (3,321,424)  (2,561,348)   1,276,535    1,590,149    (8,321,242)   (9,940,107)
                                               -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............          --           --       18,000      (18,000)        9,415      (110,265)
                                               -----------  -----------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........    (913,286)   4,385,649    1,208,447   10,578,387    (7,116,666)  (12,639,490)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  30,656,892   26,271,243   45,430,091   34,851,704   107,250,482   119,889,972
                                               -----------  -----------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $29,743,606  $30,656,892  $46,638,538  $45,430,091  $100,133,816  $107,250,482
                                               ===========  ===========  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           --           --           --            44            61
 Redeemed.....................................          --           --           --           --           (87)         (105)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          --           --           --           --           (43)          (44)
                                               ===========  ===========  ===========  ===========  ============  ============

UNIT ACTIVITY CLASS B
 Issued.......................................          19           27           83           79            48            66
 Redeemed.....................................         (45)         (53)         (72)         (64)          (61)          (91)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................         (26)         (26)          11           15           (13)          (25)
                                               ===========  ===========  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                                        EQ/ALLIANCEBERNSTEIN
                                                 CHARTER/SM/ SMALL CAP       CHARTER/SM/ SMALL CAP         DYNAMIC WEALTH
                                                        GROWTH*                     VALUE*                  STRATEGIES*
                                               -------------------------  --------------------------  -----------------------
                                                   2014          2013         2014          2013          2014        2013
                                               ------------  -----------  ------------  ------------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (658,342) $  (611,499) $ (1,517,497) $   (952,625) $   (11,258) $  (26,710)
 Net realized gain (loss) on investments......    5,945,722    5,730,060    11,789,785    12,777,914      230,240     219,624
 Net change in unrealized appreciation
   (depreciation) of investments..............   (7,995,435)  12,417,329   (19,126,655)   32,850,420       75,480     259,032
                                               ------------  -----------  ------------  ------------  -----------  ----------
 Net increase (decrease) in net assets
   resulting from operations..................   (2,708,055)  17,535,890    (8,854,367)   44,675,709      294,462     451,946
                                               ------------  -----------  ------------  ------------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......    2,798,285    2,743,463     5,921,234     6,463,555    2,258,652   1,877,570
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (6,613,833)   3,249,112    (7,899,201)   (4,705,212)   3,928,673   1,848,885
   Redemptions for contract benefits and
    terminations..............................   (4,359,237)  (3,931,112)  (10,815,801)  (10,271,261)    (290,909)   (160,718)
   Contract maintenance charges...............      (33,246)     (38,036)      (95,413)     (108,534)      (5,921)     (2,297)
                                               ------------  -----------  ------------  ------------  -----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   (8,208,031)   2,023,427   (12,889,181)   (8,621,452)   5,890,495   3,563,440
                                               ------------  -----------  ------------  ------------  -----------  ----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............      194,996     (169,640)       69,997      (171,000)          --       1,000
                                               ------------  -----------  ------------  ------------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.........  (10,721,090)  19,389,677   (21,673,551)   35,883,257    6,184,957   4,016,386
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....   57,994,788   38,605,111   148,124,580   112,241,323    5,436,098   1,419,712
                                               ------------  -----------  ------------  ------------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........... $ 47,273,698  $57,994,788  $126,451,029  $148,124,580  $11,621,055  $5,436,098
                                               ============  ===========  ============  ============  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................           58          104            37            93           58          37
 Redeemed.....................................         (110)         (91)          (92)         (130)          (9)         (4)
                                               ------------  -----------  ------------  ------------  -----------  ----------
 Net Increase (Decrease)......................          (52)          13           (55)          (37)          49          33
                                               ============  ===========  ============  ============  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                   EQ/ALLIANCEBERNSTEIN            EQ/BLACKROCK             EQ/BOSTON ADVISORS
                                     SMALL CAP GROWTH*          BASIC VALUE EQUITY*           EQUITY INCOME*
                                --------------------------  --------------------------  --------------------------
                                    2014          2013          2014          2013          2014          2013
                                ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss).. $ (4,609,390) $ (4,342,091) $ (1,258,775) $  1,987,716  $    313,209  $    794,347
 Net realized gain (loss) on
   investments.................   57,562,772    52,447,382    51,223,658    27,280,134    15,863,930    16,536,165
 Net change in unrealized
   appreciation
   (depreciation) of
   investments.................  (45,318,671)   58,747,815     2,922,887   135,264,331    (8,628,156)    5,858,154
                                ------------  ------------  ------------  ------------  ------------  ------------
 Net increase (decrease) in
   net assets resulting from
   operations..................    7,634,711   106,853,106    52,887,770   164,532,181     7,548,983    23,188,666
                                ------------  ------------  ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
   Payments received from
    contractowners.............   16,663,317    16,761,092    62,315,058    52,985,779     9,669,903    10,561,385
   Transfers between Variable
    Investment Options
    including guaranteed
    interest account, net......  (10,678,314)  (12,030,654)   (1,842,617)   (6,523,076)   (4,514,805)    6,855,555
   Redemptions for contract
    benefits and terminations..  (31,015,245)  (27,009,446)  (49,012,626)  (38,232,673)   (8,571,954)   (5,997,068)
   Contract maintenance
    charges....................     (230,822)     (249,646)     (426,540)     (397,380)      (74,596)      (69,717)
   Adjustment to net assets
    allocated to contracts in
    payout period..............      154,461      (538,615)           --            --            --            --
                                ------------  ------------  ------------  ------------  ------------  ------------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions..  (25,106,603)  (23,067,269)   11,033,275     7,832,650    (3,491,452)   11,350,155
                                ------------  ------------  ------------  ------------  ------------  ------------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account A..........     (154,461)      533,317            --            --            --            --
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
 NET ASSETS....................  (17,626,353)   84,319,154    63,921,045   172,364,831     4,057,531    34,538,821
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD................  388,351,549   304,032,395   629,186,615   456,821,784   105,285,576    70,746,755
                                ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR OR
 PERIOD........................ $370,725,196  $388,351,549  $693,107,660  $629,186,615  $109,343,107  $105,285,576
                                ============  ============  ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued........................          106           134            --            --            --            --
 Redeemed......................         (183)         (214)           --            --            --            --
                                ------------  ------------  ------------  ------------  ------------  ------------
 Net Increase (Decrease).......          (77)          (80)           --            --            --            --
                                ============  ============  ============  ============  ============  ============

UNIT ACTIVITY CLASS B
 Issued........................           52            53           399           391            90           155
 Redeemed......................          (54)          (51)         (334)         (339)         (109)         (107)
                                ------------  ------------  ------------  ------------  ------------  ------------
 Net Increase (Decrease).......           (2)            2            65            52           (19)           48
                                ============  ============  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                   EQ/CALVERT SOCIALLY        EQ/CAPITAL GUARDIAN             EQ/COMMON STOCK
                                      RESPONSIBLE*                 RESEARCH*                      INDEX*
                                ------------------------  --------------------------  ------------------------------
                                    2014         2013         2014          2013           2014            2013
                                -----------  -----------  ------------  ------------  --------------  --------------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss).. $  (183,582) $  (158,443) $ (1,185,829) $    279,587  $    1,713,835  $    2,957,710
 Net realized gain (loss) on
   investments.................   2,435,840      750,792     9,069,728     3,933,378      79,273,485      42,810,514
 Net change in unrealized
   appreciation
   (depreciation) of
   investments.................   2,290,290    8,319,871     9,370,918    44,370,276     159,676,234     538,225,758
                                -----------  -----------  ------------  ------------  --------------  --------------
 Net increase (decrease) in
   net assets resulting from
   operations..................   4,542,548    8,912,220    17,254,817    48,583,241     240,663,554     583,993,982
                                -----------  -----------  ------------  ------------  --------------  --------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
   Payments received from
    contractowners.............   3,186,281    3,106,745     8,254,720     7,715,272      51,072,631      50,496,994
   Transfers between Variable
    Investment Options
    including guaranteed
    interest account, net......     749,623     (221,644)   (6,974,106)   (4,127,075)    (53,839,229)    (66,809,049)
   Redemptions for contract
    benefits and terminations..  (2,211,847)  (1,695,626)  (18,975,345)  (15,122,491)   (205,551,817)   (189,565,586)
   Contract maintenance
    charges....................     (34,804)     (33,626)      (99,162)     (110,095)     (1,269,483)     (1,381,024)
   Adjustment to net assets
    allocated to contracts in
    payout period..............          --           --            --            --         259,398      (2,483,771)
                                -----------  -----------  ------------  ------------  --------------  --------------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions..   1,689,253    1,155,849   (17,793,893)  (11,644,389)   (209,328,500)   (209,742,436)
                                -----------  -----------  ------------  ------------  --------------  --------------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account A..........          --     (207,858)       30,000       (30,000)      1,545,638       4,659,626
                                -----------  -----------  ------------  ------------  --------------  --------------

NET INCREASE (DECREASE) IN
 NET ASSETS....................   6,231,801    9,860,211      (509,076)   36,908,852      32,880,692     378,911,172
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD................  36,834,680   26,974,469   203,695,570   166,786,718   2,355,210,903   1,976,299,731
                                -----------  -----------  ------------  ------------  --------------  --------------

NET ASSETS -- END OF YEAR OR
 PERIOD........................ $43,066,481  $36,834,680  $203,186,494  $203,695,570  $2,388,091,595  $2,355,210,903
                                ===========  ===========  ============  ============  ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued........................          --           --            --            --             286             328
 Redeemed......................          --           --            --            --            (728)           (865)
                                -----------  -----------  ------------  ------------  --------------  --------------
 Net Increase (Decrease).......          --           --            --            --            (442)           (537)
                                ===========  ===========  ============  ============  ==============  ==============

UNIT ACTIVITY CLASS B
 Issued........................          51           48            76            92             118             154
 Redeemed......................         (37)         (37)         (169)         (161)           (138)           (141)
                                -----------  -----------  ------------  ------------  --------------  --------------
 Net Increase (Decrease).......          14           11           (93)          (69)            (20)             13
                                ===========  ===========  ============  ============  ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                              EQ/EMERGING MARKETS
                                    EQ/CORE BOND INDEX*         EQUITY PLUS*(A)          EQ/EQUITY 500 INDEX*
                                --------------------------  ----------------------  ------------------------------
                                    2014          2013         2014        2013          2014            2013
                                ------------  ------------  ----------  ----------  --------------  --------------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss).. $     56,465  $   (120,770) $  (12,059) $    1,514  $    1,243,282  $    1,715,404
 Net realized gain (loss) on
   investments.................      813,108     1,428,440      53,580      15,210      75,857,901      44,844,146
 Net change in unrealized
   appreciation
   (depreciation) of
   investments.................      418,373    (4,652,214)   (177,122)     11,141      42,826,814     197,978,449
                                ------------  ------------  ----------  ----------  --------------  --------------
 Net increase (decrease) in
   net assets resulting from
   operations..................    1,287,946    (3,344,544)   (135,601)     27,865     119,927,997     244,537,999
                                ------------  ------------  ----------  ----------  --------------  --------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
   Payments received from
    contractowners.............   10,544,173    10,710,801     749,046     207,626      71,030,406      60,864,880
   Transfers between Variable
    Investment Options
    including guaranteed
    interest account, net......   (1,991,792)   (3,723,903)  1,243,649   1,014,234       3,155,419     (13,746,921)
   Redemptions for contract
    benefits and terminations..  (11,369,794)  (11,605,364)    (79,115)    (16,022)    (82,030,559)    (72,027,032)
   Contract maintenance
    charges....................      (95,798)     (105,890)     (1,241)       (104)       (653,928)       (658,458)
   Adjustment to net assets
    allocated to contracts in
    payout period..............           --            --          --          --         (17,281)       (637,359)
                                ------------  ------------  ----------  ----------  --------------  --------------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions..   (2,913,211)   (4,724,356)  1,912,339   1,205,734      (8,515,943)    (26,204,890)
                                ------------  ------------  ----------  ----------  --------------  --------------

 Net increase (decrease) in
   amount retained by AXA in
   Separate Account A..........           --            --          --          --         202,286         452,363
                                ------------  ------------  ----------  ----------  --------------  --------------

NET INCREASE (DECREASE) IN
 NET ASSETS....................   (1,625,265)   (8,068,900)  1,776,738   1,233,599     111,614,340     218,785,472
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD................  112,884,767   120,953,667   1,233,599          --   1,050,569,903     831,784,431
                                ------------  ------------  ----------  ----------  --------------  --------------

NET ASSETS -- END OF YEAR OR
 PERIOD........................ $111,259,502  $112,884,767  $3,010,337  $1,233,599  $1,162,184,243  $1,050,569,903
                                ============  ============  ==========  ==========  ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued........................           --            --          --          --             286             294
 Redeemed......................           --            --          --          --            (360)           (405)
                                ------------  ------------  ----------  ----------  --------------  --------------
 Net Increase (Decrease).......           --            --          --          --             (74)           (111)
                                ============  ============  ==========  ==========  ==============  ==============

UNIT ACTIVITY CLASS B
 Issued........................          146           180          45          19             309             274
 Redeemed......................         (171)         (221)        (24)         (7)           (151)           (165)
                                ------------  ------------  ----------  ----------  --------------  --------------
 Net Increase (Decrease).......          (25)          (41)         21          12             158             109
                                ============  ============  ==========  ==========  ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 20, 2013

                                    FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                 EQ/GAMCO MERGERS AND      EQ/GAMCO SMALL COMPANY
                                                     ACQUISITIONS*                 VALUE*               EQ/GLOBAL BOND PLUS*
                                               ------------------------  --------------------------  -------------------------
                                                   2014         2013         2014          2013          2014         2013
                                               -----------  -----------  ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (261,734) $  (167,190) $ (6,820,057) $ (5,606,741) $  (429,469) $   (993,773)
 Net realized gain (loss) on investments......   1,052,647    1,341,828    69,097,035    69,020,928     (186,736)    1,466,228
 Net change in unrealized appreciation
   (depreciation) of investments..............    (725,316)     664,960   (49,481,553)  114,755,235      423,882    (3,632,152)
                                               -----------  -----------  ------------  ------------  -----------  ------------
 Net increase (decrease) in net assets
   resulting from operations..................      65,597    1,839,598    12,795,425   178,169,422     (192,323)   (3,159,697)
                                               -----------  -----------  ------------  ------------  -----------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   1,263,455    1,311,738    80,129,787    67,293,245    5,896,582     7,272,410
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (381,047)     614,416    (8,022,113)   11,337,703   (3,630,588)   (7,781,285)
   Redemptions for contract benefits and
    terminations..............................  (1,858,244)  (2,107,910)  (45,298,432)  (34,515,062)  (7,517,467)   (7,775,229)
   Contract maintenance charges...............     (11,783)     (12,939)     (456,556)     (415,561)     (48,355)      (52,866)
                                               -----------  -----------  ------------  ------------  -----------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..    (987,619)    (194,695)   26,352,686    43,700,325   (5,299,828)   (8,336,970)
                                               -----------  -----------  ------------  ------------  -----------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............          --           --        25,500       (25,500)          --            --
                                               -----------  -----------  ------------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........    (922,022)   1,644,903    39,173,611   221,844,247   (5,492,151)  (11,496,667)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  21,120,300   19,475,397   678,597,590   456,753,343   74,958,047    86,454,714
                                               -----------  -----------  ------------  ------------  -----------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $20,198,278  $21,120,300  $717,771,201  $678,597,590  $69,465,896  $ 74,958,047
                                               ===========  ===========  ============  ============  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          23           35           494           592           92           127
 Redeemed.....................................         (31)         (36)         (394)         (395)        (135)         (195)
                                               -----------  -----------  ------------  ------------  -----------  ------------
 Net Increase (Decrease)......................          (8)          (1)          100           197          (43)          (68)
                                               ===========  ===========  ============  ============  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                            EQ/INTERMEDIATE         EQ/INTERNATIONAL EQUITY
                                               EQ/HIGH YIELD BOND*(A)       GOVERNMENT BOND*                INDEX*
                                               ----------------------  -------------------------  --------------------------
                                                  2014        2013         2014         2013          2014          2013
                                               ----------  ----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   94,346  $   41,536  $  (608,391) $   (834,349) $  7,161,408  $  3,903,426
 Net realized gain (loss) on investments......      8,927       3,126      426,497       490,055     4,688,783    (5,832,145)
 Net change in unrealized appreciation
   (depreciation) of investments..............   (137,123)    (21,552)     383,789    (1,995,987)  (46,807,155)   80,103,046
                                               ----------  ----------  -----------  ------------  ------------  ------------
 Net increase (decrease) in net assets
   resulting from operations..................    (33,850)     23,110      201,895    (2,340,281)  (34,956,964)   78,174,327
                                               ----------  ----------  -----------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......  1,139,781     387,450    3,263,174     3,785,939    20,988,454    21,858,507
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  1,189,646     606,150   (2,685,133)   (5,351,611)  (11,121,364)  (18,382,618)
   Redemptions for contract benefits and
    terminations..............................   (172,804)     (6,043)  (8,714,620)   (8,968,615)  (38,846,358)  (36,502,353)
   Contract maintenance charges...............     (1,811)       (221)     (55,825)      (72,720)     (296,011)     (342,576)
   Adjustment to net assets allocated to
    contracts in payout period................         --          --       56,354       (29,118)      284,656      (104,814)
                                               ----------  ----------  -----------  ------------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  2,154,812     987,336   (8,136,050)  (10,636,125)  (28,990,623)  (33,473,854)
                                               ----------  ----------  -----------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............         50          50      (51,761)      103,003      (204,656)      (40,184)
                                               ----------  ----------  -----------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........  2,121,012   1,010,496   (7,985,916)  (12,873,403)  (64,152,243)   44,660,289
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  1,010,496          --   74,436,240    87,309,643   456,317,365   411,657,076
                                               ----------  ----------  -----------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $3,131,508  $1,010,496  $66,450,324  $ 74,436,240  $392,165,122  $456,317,365
                                               ==========  ==========  ===========  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................         --          --           29            32           200           265
 Redeemed.....................................         --          --          (70)          (70)         (355)         (482)
                                               ----------  ----------  -----------  ------------  ------------  ------------
 Net Increase (Decrease)......................         --          --          (41)          (38)         (155)         (217)
                                               ==========  ==========  ===========  ============  ============  ============

UNIT ACTIVITY CLASS B
 Issued.......................................         29          12            9            13            46            52
 Redeemed.....................................         (9)         (2)         (24)          (42)          (95)          (90)
                                               ----------  ----------  -----------  ------------  ------------  ------------
 Net Increase (Decrease)......................         20          10          (15)          (29)          (49)          (38)
                                               ==========  ==========  ===========  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 20, 2013

                                    FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                       EQ/INVESCO             EQ/JPMORGAN VALUE
                                                    COMSTOCK*(F)(G)            OPPORTUNITIES*       EQ/LARGE CAP GROWTH INDEX*
                                               -------------------------  ------------------------  --------------------------
                                                   2014          2013         2014         2013         2014          2013
                                               ------------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    613,440  $ 1,083,757  $  (143,616) $   378,345  $   (615,306) $   (467,567)
 Net realized gain (loss) on investments......    6,152,367    2,876,851    4,611,750    5,168,011    35,430,688    15,360,472
 Net change in unrealized appreciation
   (depreciation) of investments..............   (1,779,375)   5,516,266    3,076,798    9,736,487   (16,775,952)   24,804,820
                                               ------------  -----------  -----------  -----------  ------------  ------------
 Net increase (decrease) in net assets
   resulting from operations..................    4,986,432    9,476,874    7,544,932   15,282,843    18,039,430    39,697,725
                                               ------------  -----------  -----------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......    6,035,667    2,514,607    4,029,747    3,735,264    12,343,310    10,285,948
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   80,411,432    5,114,419      816,089     (269,693)    2,336,336    (1,885,219)
   Redemptions for contract benefits and
    terminations..............................   (6,762,768)  (2,512,322)  (5,384,506)  (4,825,426)  (13,038,389)  (11,524,841)
   Contract maintenance charges...............      (43,960)     (18,291)     (42,089)     (42,053)     (122,570)     (116,000)
                                               ------------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   79,640,371    5,098,413     (580,759)  (1,401,908)    1,518,687    (3,240,112)
                                               ------------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............           --           --       30,000      (30,000)           --            --
                                               ------------  -----------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........   84,626,803   14,575,287    6,994,173   13,850,935    19,558,117    36,457,613
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....   41,255,950   26,680,663   59,296,417   45,445,482   167,892,508   131,434,895
                                               ------------  -----------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $125,882,753  $41,255,950  $66,290,590  $59,296,417  $187,450,625  $167,892,508
                                               ============  ===========  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          593           93           57           63           232           219
 Redeemed.....................................          (97)         (55)         (56)         (72)         (222)         (256)
                                               ------------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          496           38            1           (9)           10           (37)
                                               ============  ===========  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(f)EQ/Invesco Comstock replaced EQ/Davis New York Venture due to a fund merger on June 13, 2014.
(g)EQ/Invesco Comstock replaced EQ/Lord Abbett Large Cap Core due to a fund merger on June 13, 2014.

                                    FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                  EQ/LARGE CAP VALUE        EQ/MFS INTERNATIONAL
                                                        INDEX*                    GROWTH*                EQ/MID CAP INDEX*
                                               ------------------------  -------------------------  --------------------------
                                                   2014         2013         2014          2013         2014          2013
                                               -----------  -----------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   200,532  $   122,151  $   (299,118) $  (289,445) $ (2,077,962) $ (1,933,458)
 Net realized gain (loss) on investments......   4,606,344    3,374,351     6,287,155    4,296,554    33,373,313    12,806,570
 Net change in unrealized appreciation
   (depreciation) of investments..............   1,285,670    8,610,820   (12,156,444)   6,267,747     1,320,857    92,480,763
                                               -----------  -----------  ------------  -----------  ------------  ------------
 Net increase (decrease) in net assets
   resulting from operations..................   6,092,546   12,107,322    (6,168,407)  10,274,856    32,616,208   103,353,875
                                               -----------  -----------  ------------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   6,310,526    5,271,112    12,226,538   11,209,829    33,292,494    29,937,453
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   3,903,886     (807,200)   (1,833,326)   2,563,649    (4,969,046)   (6,503,120)
   Redemptions for contract benefits and
    terminations..............................  (5,295,842)  (3,903,334)   (7,865,285)  (6,856,793)  (32,466,519)  (27,868,335)
   Contract maintenance charges...............     (41,722)     (36,508)      (61,971)     (55,186)     (272,184)     (280,185)
                                               -----------  -----------  ------------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   4,876,848      524,070     2,465,956    6,861,499    (4,415,255)   (4,714,187)
                                               -----------  -----------  ------------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............          --           --            --           --            --        (4,000)
                                               -----------  -----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........  10,969,394   12,631,392    (3,702,451)  17,136,355    28,200,953    98,635,688
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  52,864,276   40,232,884    97,519,183   80,382,828   434,867,750   336,232,062
                                               -----------  -----------  ------------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $63,833,670  $52,864,276  $ 93,816,732  $97,519,183  $463,068,703  $434,867,750
                                               ===========  ===========  ============  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................         176          149           124          153           312           359
 Redeemed.....................................        (124)        (144)         (107)        (110)         (337)         (388)
                                               -----------  -----------  ------------  -----------  ------------  ------------
 Net Increase (Decrease)......................          52            5            17           43           (25)          (29)
                                               ===========  ===========  ============  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                            EQ/MORGAN STANLEY MID CAP
                                                    EQ/MONEY MARKET*                 GROWTH*             EQ/OPPENHEIMER GLOBAL*
                                               --------------------------  --------------------------  -------------------------
                                                   2014          2013          2014          2013          2014          2013
                                               ------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (968,280) $ (1,085,947) $ (3,663,426) $ (3,139,943) $   (721,332) $   905,917
 Net realized gain (loss) on investments......       (1,745)       (7,924)   40,334,234    20,415,163     3,890,844    3,273,973
 Net change in unrealized appreciation
   (depreciation) of investments..............        2,228         8,573   (42,548,182)   60,428,698    (2,723,354)  12,421,497
                                               ------------  ------------  ------------  ------------  ------------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................     (967,797)   (1,085,298)   (5,877,374)   77,703,918       446,158   16,601,387
                                               ------------  ------------  ------------  ------------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   28,364,265    33,596,471    34,081,180    30,155,363    13,185,030   10,573,506
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (19,119,024)  (20,823,221)  (10,284,044)  (18,259,808)    4,808,748    5,574,620
   Redemptions for contract benefits and
    terminations..............................  (20,175,777)  (19,780,508)  (19,848,578)  (14,932,738)   (6,264,947)  (5,052,772)
   Contract maintenance charges...............      (97,244)     (113,628)     (202,489)     (195,010)      (61,800)     (53,811)
   Adjustment to net assets allocated to
    contracts in payout period................       40,930       222,018            --            --            --           --
                                               ------------  ------------  ------------  ------------  ------------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  (10,986,850)   (6,898,868)    3,746,069    (3,232,193)   11,667,031   11,041,543
                                               ------------  ------------  ------------  ------------  ------------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............       84,074      (647,017)           --            --            --           --
                                               ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........  (11,870,573)   (8,631,183)   (2,131,305)   74,471,725    12,113,189   27,642,930
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....   86,641,459    95,272,642   290,117,817   215,646,092    89,651,550   62,008,620
                                               ------------  ------------  ------------  ------------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $ 74,770,886  $ 86,641,459  $287,986,512  $290,117,817  $101,764,739  $89,651,550
                                               ============  ============  ============  ============  ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................       12,997        11,886            --            --            --           --
 Redeemed.....................................      (13,590)      (11,667)           --            --            --           --
                                               ------------  ------------  ------------  ------------  ------------  -----------
 Net Increase (Decrease)......................         (593)          219            --            --            --           --
                                               ============  ============  ============  ============  ============  ===========

UNIT ACTIVITY CLASS B
 Issued.......................................       71,812        53,704           266           246           188          205
 Redeemed.....................................      (72,556)      (52,046)         (248)         (265)         (102)        (117)
                                               ------------  ------------  ------------  ------------  ------------  -----------
 Net Increase (Decrease)......................         (744)        1,658            18           (19)           86           88
                                               ============  ============  ============  ============  ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                   EQ/PIMCO GLOBAL           EQ/PIMCO ULTRA                EQ/QUALITY
                                                   REAL RETURN*(A)             SHORT BOND*                 BOND PLUS*
                                               ----------------------  --------------------------  --------------------------
                                                  2014        2013         2014          2013          2014          2013
                                               ----------  ----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  357,135  $   (7,355) $   (893,714) $   (592,396) $   (317,319) $ (1,089,015)
 Net realized gain (loss) on investments......     90,087     (12,237)     (101,711)       71,681    (1,678,550)   (2,120,239)
 Net change in unrealized appreciation
   (depreciation) of investments..............   (174,139)    (34,965)     (359,268)     (767,536)    3,696,973    (1,003,201)
                                               ----------  ----------  ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets
   resulting from operations..................    273,083     (54,557)   (1,354,693)   (1,288,251)    1,701,104    (4,212,455)
                                               ----------  ----------  ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......  2,778,099     937,413     9,521,285    10,844,706     5,924,552     6,981,330
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  4,244,198   1,522,249    (5,892,787)   (4,327,364)   (4,643,463)   (6,614,894)
   Redemptions for contract benefits and
    terminations..............................   (282,430)    (25,019)  (10,713,603)  (13,288,433)  (10,953,656)  (13,065,799)
   Contract maintenance charges...............     (2,172)       (116)      (78,454)      (90,209)      (81,386)      (97,510)
   Adjustment to net assets allocated to
    contracts in payout period................         --          --            --            --        51,543        11,607
                                               ----------  ----------  ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  6,737,695   2,434,527    (7,163,559)   (6,861,300)   (9,702,410)  (12,785,266)
                                               ----------  ----------  ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............         --       1,000            --            --        48,457      (111,606)
                                               ----------  ----------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.........  7,010,778   2,380,970    (8,518,252)   (8,149,551)   (7,952,849)  (17,109,327)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  2,380,970          --   107,038,895   115,188,446   108,634,576   125,743,903
                                               ----------  ----------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........... $9,391,748  $2,380,970  $ 98,520,643  $107,038,895  $100,681,727  $108,634,576
                                               ==========  ==========  ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................         --          --            --            --            38            48
 Redeemed.....................................         --          --            --            --           (79)         (104)
                                               ----------  ----------  ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................         --          --            --            --           (41)          (56)
                                               ==========  ==========  ============  ============  ============  ============

UNIT ACTIVITY CLASS B
 Issued.......................................         94          32           156           219            25            28
 Redeemed.....................................        (23)         (7)         (224)         (285)          (40)          (51)
                                               ----------  ----------  ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................         71          25           (68)          (66)          (15)          (23)
                                               ==========  ==========  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 20, 2013

                                    FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                        EQ/SMALL                EQ/T. ROWE PRICE                EQ/UBS
                                                     COMPANY INDEX*               GROWTH STOCK*            GROWTH & INCOME*
                                               --------------------------  --------------------------  ------------------------
                                                   2014          2013          2014          2013          2014         2013
                                               ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (1,134,630) $   (613,817) $ (3,939,560) $ (3,095,859) $  (170,288) $   (60,886)
 Net realized gain (loss) on investments......   35,887,535    32,785,817    24,271,645    17,307,825    3,105,093    2,064,488
 Net change in unrealized appreciation
   (depreciation) of investments..............  (26,212,500)   35,001,163     2,345,748    62,935,103      453,848    4,281,619
                                               ------------  ------------  ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................    8,540,405    67,173,163    22,677,833    77,147,069    3,388,653    6,285,221
                                               ------------  ------------  ------------  ------------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   16,959,893    16,417,578    37,923,134    31,395,920    1,945,973    1,284,954
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (6,501,710)   (7,690,501)    1,574,344       587,195    3,196,938      253,995
   Redemptions for contract benefits and
    terminations..............................  (17,977,287)  (15,465,824)  (22,746,836)  (15,774,617)  (2,007,819)  (1,640,012)
   Contract maintenance charges...............     (143,835)     (154,248)     (211,092)     (181,247)     (16,729)     (14,741)
                                               ------------  ------------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   (7,662,939)   (6,892,995)   16,539,550    16,027,251    3,118,363     (115,804)
                                               ------------  ------------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............       15,003      (281,000)           --            --           --           --
                                               ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........      892,469    59,999,168    39,217,383    93,174,320    6,507,016    6,169,417
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  250,857,109   190,857,941   298,055,104   204,880,784   25,154,175   18,984,758
                                               ------------  ------------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $251,749,578  $250,857,109  $337,272,487  $298,055,104  $31,661,191  $25,154,175
                                               ============  ============  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          126           145           399           411           66           48
 Redeemed.....................................         (159)         (176)         (297)         (293)         (47)         (49)
                                               ------------  ------------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................          (33)          (31)          102           118           19           (1)
                                               ============  ============  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                        EQ/WELLS FARGO OMEGA     FIDELITY(R) VIP CONTRAFUND(R) FIDELITY(R) VIP EQUITY-INCOME
                                               GROWTH*                    PORTFOLIO                   PORTFOLIO
                                     --------------------------  ----------------------------  ----------------------------
                                         2014          2013          2014           2013          2014           2013
                                     ------------  ------------  ------------   ------------    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....... $ (2,495,569) $ (2,088,745) $ (1,081,373)  $   (571,808)  $  107,262     $   48,657
 Net realized gain (loss) on
   investments......................   29,209,838    49,211,854    18,334,781      4,686,799      203,994        299,174
 Net change in unrealized
   appreciation (depreciation) of
   investments......................  (22,111,322)    4,777,880     6,900,151     40,213,569       51,429        277,209
                                     ------------  ------------  ------------   ------------    ----------     ----------
 Net increase (decrease) in net
   assets resulting from operations.    4,602,947    51,900,989    24,153,559     44,328,560      362,685        625,040
                                     ------------  ------------  ------------   ------------    ----------     ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from
    contractowners..................   13,113,258    13,082,882    42,515,072     34,326,361    1,930,402      1,361,437
   Transfers between Variable
    Investment Options including
    guaranteed interest account,
    net.............................   (4,203,314)   14,237,882     7,765,614     12,742,662      184,095        288,131
   Redemptions for contract
    benefits and terminations.......  (18,324,874)  (13,014,491)  (13,446,335)    (7,637,882)     (80,965)      (122,876)
   Contract maintenance charges.....      (63,983)      (62,598)     (158,662)      (117,936)      (7,845)        (4,559)
                                     ------------  ------------  ------------   ------------    ----------     ----------

 Net increase (decrease) in net
   assets resulting from
   contractowner transactions.......   (9,478,913)   14,243,675    36,675,689     39,313,205    2,025,687      1,522,133
                                     ------------  ------------  ------------   ------------    ----------     ----------

 Net increase (decrease) in amount
   retained by AXA in Separate
   Account A........................       30,000       (30,000)        4,710         (4,710)          --          9,910
                                     ------------  ------------  ------------   ------------    ----------     ----------

NET INCREASE (DECREASE) IN NET
 ASSETS.............................   (4,845,966)   66,114,664    60,833,958     83,637,055    2,388,372      2,157,083
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.............................  197,662,474   131,547,810   215,375,164    131,738,109    4,068,007      1,910,924
                                     ------------  ------------  ------------   ------------    ----------     ----------

NET ASSETS -- END OF YEAR OR PERIOD. $192,816,508  $197,662,474  $276,209,122   $215,375,164   $6,456,379     $4,068,007
                                     ============  ============  ============   ============    ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.............................          203           349            --             --           --             --
 Redeemed...........................         (261)         (247)           --             --           --             --
                                     ------------  ------------  ------------   ------------    ----------     ----------
 Net Increase (Decrease)............          (58)          102            --             --           --             --
                                     ============  ============  ============   ============    ==========     ==========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.............................           --            --           423            461           16             13
 Redeemed...........................           --            --          (199)          (176)          (4)            (3)
                                     ------------  ------------  ------------   ------------    ----------     ----------
 Net Increase (Decrease)............           --            --           224            285           12             10
                                     ============  ============  ============   ============    ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                    FIDELITY(R) VIP          GOLDMAN SACHS VIT     INVESCO V.I. DIVERSIFIED
                                                   MID CAP PORTFOLIO        MID CAP VALUE FUND          DIVIDEND FUND
                                               ------------------------  ------------------------  ----------------------
                                                   2014         2013         2014         2013        2014         2013
                                               -----------  -----------  -----------  -----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (226,644) $   (99,284) $   (90,240) $   (90,514) $   36,463   $   28,313
 Net realized gain (loss) on investments......     703,599    1,869,590    7,954,166    2,912,645     202,292       86,544
 Net change in unrealized appreciation
   (depreciation) of investments..............     487,445    1,598,294   (4,381,033)   1,694,387     358,797      305,555
                                               -----------  -----------  -----------  -----------  ----------   ----------
 Net increase (decrease) in net assets
   resulting from operations..................     964,400    3,368,600    3,482,893    4,516,518     597,552      420,412
                                               -----------  -----------  -----------  -----------  ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   6,787,674    4,983,970    6,588,373    4,694,056   2,808,556    1,824,672
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................      83,892      245,765    7,113,058    4,746,779     309,179      630,286
   Redemptions for contract benefits and
    terminations..............................    (411,422)    (226,140)  (1,737,322)    (840,714)   (118,748)     (48,026)
   Contract maintenance charges...............     (30,769)     (20,749)     (17,176)     (10,800)     (5,739)      (1,488)
                                               -----------  -----------  -----------  -----------  ----------   ----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   6,429,375    4,982,846   11,946,933    8,589,321   2,993,248    2,405,444
                                               -----------  -----------  -----------  -----------  ----------   ----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............          --        2,500        1,422        4,300          26          275
                                               -----------  -----------  -----------  -----------  ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.........   7,393,775    8,353,946   15,431,248   13,110,139   3,590,826    2,826,131
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  15,879,359    7,525,413   24,067,110   10,956,971   3,549,973      723,842
                                               -----------  -----------  -----------  -----------  ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD........... $23,273,134  $15,879,359  $39,498,358  $24,067,110  $7,140,799   $3,549,973
                                               ===========  ===========  ===========  ===========  ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued.......................................          --           --           --           --          26           21
 Redeemed.....................................          --           --           --           --          (5)          (3)
                                               -----------  -----------  -----------  -----------  ----------   ----------
 Net Increase (Decrease)......................          --           --           --           --          21           18
                                               ===========  ===========  ===========  ===========  ==========   ==========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.......................................          55           48           --           --          --           --
 Redeemed.....................................         (13)          (9)          --           --          --           --
                                               -----------  -----------  -----------  -----------  ----------   ----------
 Net Increase (Decrease)......................          42           39           --           --          --           --
                                               ===========  ===========  ===========  ===========  ==========   ==========
UNIT ACTIVITY SERVICE SHARES
 Issued.......................................          --           --          129          117          --           --
 Redeemed.....................................          --           --          (47)         (46)         --           --
                                               -----------  -----------  -----------  -----------  ----------   ----------
 Net Increase (Decrease)......................          --           --           82           71          --           --
                                               ===========  ===========  ===========  ===========  ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                               INVESCO V.I. GLOBAL REAL                               INVESCO V.I. INTERNATIONAL
                                                      ESTATE FUND        INVESCO V.I. HIGH YIELD FUND        GROWTH FUND
                                               ------------------------  ---------------------------  ------------------------
                                                   2014         2013         2014           2013          2014          2013
                                               -----------  -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   145,253  $ 1,055,060  $   797,182    $   674,321   $    94,969   $   (29,800)
 Net realized gain (loss) on investments......   1,532,885    2,676,086      178,791        283,984     1,219,410       705,429
 Net change in unrealized appreciation
   (depreciation) of investments..............   4,341,287   (3,681,238)  (1,011,870)      (112,270)   (1,904,588)    3,468,967
                                               -----------  -----------   -----------   -----------   -----------   -----------
 Net increase (decrease) in net assets
   resulting from operations..................   6,019,425       49,908      (35,897)       846,035      (590,209)    4,144,596
                                               -----------  -----------   -----------   -----------   -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   9,641,657    8,532,225    4,695,443      4,780,415     7,628,949     5,838,937
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   8,160,288    5,710,441    1,793,469      2,355,656     6,243,695     3,273,120
   Redemptions for contract benefits and
    terminations..............................  (2,829,702)  (2,325,594)  (1,450,857)    (1,295,992)   (1,938,076)   (1,096,998)
   Contract maintenance charges...............     (27,843)     (20,324)     (14,765)        (9,103)      (26,655)      (20,871)
                                               -----------  -----------   -----------   -----------   -----------   -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  14,944,400   11,896,748    5,023,290      5,830,976    11,907,913     7,994,188
                                               -----------  -----------   -----------   -----------   -----------   -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............         320         (320)          --            (73)        1,250           942
                                               -----------  -----------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS.........  20,964,145   11,946,336    4,987,393      6,676,938    11,318,954    12,139,726
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  42,220,977   30,274,641   19,329,273     12,652,335    31,602,411    19,462,685
                                               -----------  -----------   -----------   -----------   -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $63,185,122  $42,220,977  $24,316,666    $19,329,273   $42,921,365   $31,602,411
                                               ===========  ===========   ===========   ===========   ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued.......................................         184          212           81            101           138           112
 Redeemed.....................................         (77)        (123)         (39)           (49)          (44)          (41)
                                               -----------  -----------   -----------   -----------   -----------   -----------
 Net Increase (Decrease)......................         107           89           42             52            94            71
                                               ===========  ===========   ===========   ===========   ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                               INVESCO V.I. MID CAP CORE  INVESCO V.I. SMALL CAP
                                                      EQUITY FUND              EQUITY FUND           IVY FUNDS VIP ENERGY
                                               ------------------------  -----------------------  -------------------------
                                                   2014         2013         2014        2013         2014          2013
                                               -----------  -----------  -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (176,752) $   (83,986) $   (94,356) $  (77,418) $   (538,979) $  (347,995)
 Net realized gain (loss) on investments......   2,195,104    1,057,592    1,209,763     566,785     4,974,762    1,262,404
 Net change in unrealized appreciation
   (depreciation) of investments..............  (1,633,917)   1,719,961   (1,039,475)  1,345,798   (11,309,454)   5,150,959
                                               -----------  -----------  -----------  ----------  ------------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................     384,435    2,693,567       75,932   1,835,165    (6,873,671)   6,065,368
                                               -----------  -----------  -----------  ----------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   1,829,275    1,722,261    1,034,655     960,898     7,038,467    4,967,292
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................     336,583     (101,191)    (305,934)    569,870    10,127,774    2,922,046
   Redemptions for contract benefits and
    terminations..............................  (1,262,492)    (770,351)    (421,699)   (497,650)   (3,150,767)  (1,886,894)
   Contract maintenance charges...............      (7,951)      (6,944)      (3,761)     (3,318)      (21,279)     (16,922)
                                               -----------  -----------  -----------  ----------  ------------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..     895,415      843,775      303,261   1,029,800    13,994,195    5,985,522
                                               -----------  -----------  -----------  ----------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........   1,279,850    3,537,342      379,193   2,864,965     7,120,524   12,050,890
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  13,303,824    9,766,482    7,509,249   4,644,284    33,773,055   21,722,165
                                               -----------  -----------  -----------  ----------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $14,583,674  $13,303,824  $ 7,888,442  $7,509,249  $ 40,893,579  $33,773,055
                                               ===========  ===========  ===========  ==========  ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued.......................................          --           --           --          --           218          129
 Redeemed.....................................          --           --           --          --          (127)         (84)
                                               -----------  -----------  -----------  ----------  ------------  -----------
 Net Increase (Decrease)......................          --           --           --          --            91           45
                                               ===========  ===========  ===========  ==========  ============  ===========
UNIT ACTIVITY SERIES II
 Issued.......................................          23           26           12          21            --           --
 Redeemed.....................................         (17)         (18)         (11)        (13)           --           --
                                               -----------  -----------  -----------  ----------  ------------  -----------
 Net Increase (Decrease)......................           6            8            1           8            --           --
                                               ===========  ===========  ===========  ==========  ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                               IVY FUNDS VIP MID        IVY FUNDS VIP SMALL
                                                IVY FUNDS VIP HIGH INCOME         CAP GROWTH                CAP GROWTH
                                               --------------------------  ------------------------  ------------------------
                                                   2014          2013          2014         2013         2014         2013
                                               ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  5,414,242  $  4,027,725  $  (897,762) $  (593,783) $  (134,715) $   (94,561)
 Net realized gain (loss) on investments......    4,690,916     3,314,379    7,551,977    2,137,440    1,992,501      468,301
 Net change in unrealized appreciation
   (depreciation) of investments..............   (9,909,651)    2,300,157   (1,969,327)   9,712,670   (1,822,519)   2,211,836
                                               ------------  ------------  -----------  -----------  -----------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................      195,507     9,642,261    4,684,888   11,256,327       35,267    2,585,576
                                               ------------  ------------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   30,769,125    25,292,633   12,580,819   10,345,803    1,727,995    1,304,395
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   13,295,525    18,802,765    4,230,423   16,834,213     (295,994)   1,197,447
   Redemptions for contract benefits and
    terminations..............................  (13,319,473)   (8,070,773)  (5,130,475)  (2,652,925)    (776,407)    (380,761)
   Contract maintenance charges...............      (84,199)      (57,205)     (40,621)     (23,036)      (6,946)      (5,198)
                                               ------------  ------------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   30,660,978    35,967,420   11,640,146   24,504,055      648,648    2,115,883
                                               ------------  ------------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............           --         2,042           --        3,096           --           --
                                               ------------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........   30,856,485    45,611,723   16,325,034   35,763,478      683,915    4,701,459
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  134,007,852    88,396,129   63,276,196   27,512,718   10,230,558    5,529,099
                                               ------------  ------------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $164,864,337  $134,007,852  $79,601,230  $63,276,196  $10,914,473  $10,230,558
                                               ============  ============  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued.......................................          434           473          194          309           42           52
 Redeemed.....................................         (225)         (207)        (105)         (92)         (38)         (33)
                                               ------------  ------------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................          209           266           89          217            4           19
                                               ============  ============  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                    LAZARD RETIREMENT
                                                 EMERGING MARKETS EQUITY   MFS(R) INTERNATIONAL VALUE      MFS(R) INVESTORS
                                                        PORTFOLIO                   PORTFOLIO            GROWTH STOCK SERIES
                                               --------------------------  --------------------------  -----------------------
                                                   2014          2013          2014          2013          2014        2013
                                               ------------  ------------  ------------  ------------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    723,221  $    289,242  $    937,671  $    172,573  $   (91,655) $  (58,604)
 Net realized gain (loss) on investments......    2,686,117       463,045     6,842,879     3,287,328      984,693     654,673
 Net change in unrealized appreciation
   (depreciation) of investments..............  (11,664,766)   (3,070,440)   (8,363,584)   16,997,406       31,594   1,193,773
                                               ------------  ------------  ------------  ------------  -----------  ----------
 Net increase (decrease) in net assets
   resulting from operations..................   (8,255,428)   (2,318,153)     (583,034)   20,457,307      924,632   1,789,842
                                               ------------  ------------  ------------  ------------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   24,310,473    22,500,829    30,703,803    21,060,894    1,474,762   1,456,422
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    7,927,112    10,320,483    21,177,714    26,392,706      (96,774)    686,160
   Redemptions for contract benefits and
    terminations..............................   (7,949,530)   (5,924,011)   (8,289,814)   (4,641,528)    (496,527)   (435,965)
   Contract maintenance charges...............      (89,979)      (74,095)      (94,766)      (60,988)      (7,161)     (5,710)
                                               ------------  ------------  ------------  ------------  -----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   24,198,076    26,823,206    43,496,937    42,751,084      874,300   1,700,907
                                               ------------  ------------  ------------  ------------  -----------  ----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............       20,000       (20,000)        1,224         2,460           --          --
                                               ------------  ------------  ------------  ------------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.........   15,962,648    24,485,053    42,915,127    63,210,851    1,798,932   3,490,749
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  116,149,987    91,664,934   125,058,991    61,848,140    8,910,125   5,419,376
                                               ------------  ------------  ------------  ------------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........... $132,112,635  $116,149,987  $167,974,118  $125,058,991  $10,709,057  $8,910,125
                                               ============  ============  ============  ============  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued.......................................           --            --           422           411           15          25
 Redeemed.....................................           --            --          (139)         (101)         (10)        (13)
                                               ------------  ------------  ------------  ------------  -----------  ----------
 Net Increase (Decrease)......................           --            --           283           310            5          12
                                               ============  ============  ============  ============  ===========  ==========

UNIT ACTIVITY SERVICE SHARES
 Issued.......................................          433           460            --            --           --          --
 Redeemed.....................................         (209)         (212)           --            --           --          --
                                               ------------  ------------  ------------  ------------  -----------  ----------
 Net Increase (Decrease)......................          224           248            --            --           --          --
                                               ============  ============  ============  ============  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                MFS(R) INVESTORS TRUST       MFS(R) TECHNOLOGY
                                                        SERIES                   PORTFOLIO          MFS(R) UTILITIES SERIES
                                               ------------------------  ------------------------  ------------------------
                                                   2014         2013         2014         2013         2014         2013
                                               -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (52,522) $   (25,532) $  (429,387) $  (289,397) $   615,380  $   542,833
 Net realized gain (loss) on investments......   1,592,560      675,559    4,428,614    1,324,188    8,352,659    3,354,016
 Net change in unrealized appreciation
   (depreciation) of investments..............    (526,569)   1,663,409     (898,305)   5,807,433   (1,590,237)   5,056,571
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................   1,013,469    2,313,436    3,100,922    6,842,224    7,377,802    8,953,420
                                               -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   1,330,935    1,389,648    5,492,716    3,953,354   14,942,645   10,757,886
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (300,434)   1,169,146    3,815,620    2,394,705   16,292,455    8,492,170
   Redemptions for contract benefits and
    terminations..............................    (558,235)    (425,672)  (2,433,744)  (1,279,352)  (5,718,949)  (3,070,037)
   Contract maintenance charges...............      (6,663)      (5,637)     (17,131)     (12,031)     (39,606)     (25,481)
                                               -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..     465,603    2,127,485    6,857,461    5,056,676   25,476,545   16,154,538
                                               -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............          --          401           --        1,482           --        1,000
                                               -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........   1,479,072    4,441,322    9,958,383   11,900,382   32,854,347   25,108,958
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  10,673,463    6,232,141   30,431,494   18,531,112   66,413,693   41,304,735
                                               -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $12,152,535  $10,673,463  $40,389,877  $30,431,494  $99,268,040  $66,413,693
                                               ===========  ===========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued.......................................          17           35          119           89          287          207
 Redeemed.....................................         (15)         (19)         (83)         (56)        (139)         (94)
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................           2           16           36           33          148          113
                                               ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                      MULTIMANAGER                MULTIMANAGER            MULTIMANAGER MID CAP
                                                   AGGRESSIVE EQUITY*              CORE BOND*                   GROWTH*
                                               --------------------------  --------------------------  -------------------------
                                                   2014          2013          2014          2013          2014          2013
                                               ------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (4,822,085) $ (4,230,234) $  1,095,435  $    427,807  $ (1,035,819) $  (946,053)
 Net realized gain (loss) on investments......   24,278,252    11,241,524      (673,416)   (2,397,539)   15,390,517   27,373,563
 Net change in unrealized appreciation
   (depreciation) of investments..............   39,143,512   171,183,649     2,694,946    (3,270,201)  (11,749,224)  (2,872,285)
                                               ------------  ------------  ------------  ------------  ------------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................   58,599,679   178,194,939     3,116,965    (5,239,933)    2,605,474   23,555,225
                                               ------------  ------------  ------------  ------------  ------------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   11,254,391    12,673,281    12,503,166    18,819,619     3,255,417    3,339,795
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (18,136,137)  (22,450,416)   (9,905,457)  (10,238,427)   (3,297,609)    (449,348)
   Redemptions for contract benefits and
    terminations..............................  (57,450,583)  (53,538,927)  (12,611,300)  (13,752,062)   (7,222,085)  (5,996,419)
   Contract maintenance charges...............     (457,769)     (496,076)      (95,187)     (105,942)      (47,624)     (51,906)
   Adjustment to net assets allocated to
    contracts in payout period................       24,484      (201,648)           --            --            --           --
                                               ------------  ------------  ------------  ------------  ------------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  (64,765,614)  (64,013,786)  (10,108,778)   (5,276,812)   (7,311,901)  (3,157,878)
                                               ------------  ------------  ------------  ------------  ------------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............       15,202       194,100       170,000      (170,000)           --           --
                                               ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........   (6,150,733)  114,375,253    (6,821,813)  (10,686,745)   (4,706,427)  20,397,347
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  639,667,474   525,292,221   134,956,404   145,643,149    83,408,408   63,011,061
                                               ------------  ------------  ------------  ------------  ------------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $633,516,741  $639,667,474  $128,134,591  $134,956,404  $ 78,701,981  $83,408,408
                                               ============  ============  ============  ============  ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          258           352            --            --            --           --
 Redeemed.....................................         (764)         (975)           --            --            --           --
                                               ------------  ------------  ------------  ------------  ------------  -----------
 Net Increase (Decrease)......................         (506)         (623)           --            --            --           --
                                               ============  ============  ============  ============  ============  ===========

UNIT ACTIVITY CLASS B
 Issued.......................................           17            37           153           275            50           66
 Redeemed.....................................          (43)          (57)         (222)         (314)          (94)         (88)
                                               ------------  ------------  ------------  ------------  ------------  -----------
 Net Increase (Decrease)......................          (26)          (20)          (69)          (39)          (44)         (22)
                                               ============  ============  ============  ============  ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                 MULTIMANAGER MID CAP           MULTIMANAGER            OPPENHEIMER MAIN
                                                        VALUE*                   TECHNOLOGY*            STREET FUND(R)/VA
                                               ------------------------  --------------------------  ----------------------
                                                   2014         2013         2014          2013         2014        2013
                                               -----------  -----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (567,825) $  (592,452) $ (1,801,444) $ (1,567,328) $   (6,975) $   (1,160)
 Net realized gain (loss) on investments......   5,926,624    6,884,486    25,105,671    11,632,879      89,604      21,662
 Net change in unrealized appreciation
   (depreciation) of investments..............  (2,773,709)  12,272,198    (7,340,041)   25,961,864      55,733     194,211
                                               -----------  -----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets
   resulting from operations..................   2,585,090   18,564,232    15,964,186    36,027,415     138,362     214,713
                                               -----------  -----------  ------------  ------------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   2,733,854    2,932,547     6,694,334     6,620,369     706,923     399,525
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (4,391,652)  (2,081,254)      484,885    (8,197,010)    108,613       6,143
   Redemptions for contract benefits and
    terminations..............................  (6,678,459)  (6,338,632)  (12,044,917)  (10,576,988)    (32,818)    (13,595)
   Contract maintenance charges...............     (37,312)     (40,369)      (85,547)      (88,668)     (1,717)     (1,168)
                                               -----------  -----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..  (8,373,569)  (5,527,708)   (4,951,245)  (12,242,297)    781,001     390,905
                                               -----------  -----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............          --           --            --       (36,500)         --          --
                                               -----------  -----------  ------------  ------------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.........  (5,788,479)  13,036,524    11,012,941    23,748,618     919,363     605,618
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  69,969,823   56,933,299   137,463,272   113,714,654   1,126,602     520,984
                                               -----------  -----------  ------------  ------------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........... $64,181,344  $69,969,823  $148,476,213  $137,463,272  $2,045,965  $1,126,602
                                               ===========  ===========  ============  ============  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          29           54           190           184          --          --
 Redeemed.....................................         (70)         (85)         (220)         (274)         --          --
                                               -----------  -----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         (41)         (31)          (30)          (90)         --          --
                                               ===========  ===========  ============  ============  ==========  ==========

UNIT ACTIVITY SERVICE CLASS
 Issued.......................................          --           --            --            --           6           4
 Redeemed.....................................          --           --            --            --          (1)         (1)
                                               -----------  -----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................          --           --            --            --           5           3
                                               ===========  ===========  ============  ============  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                 PIMCO COMMODITY REAL
                                                  RETURN(R) STRATEGY           TARGET 2015               TARGET 2025
                                                      PORTFOLIO                ALLOCATION*               ALLOCATION*
                                               -----------------------  ------------------------  ------------------------
                                                   2014        2013         2014         2013         2014         2013
                                               -----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (52,883) $   15,498  $   (19,847) $    28,438  $    24,412  $    38,999
 Net realized gain (loss) on investments......    (178,629)   (326,564)   3,754,597    1,690,050    6,863,131    1,936,345
 Net change in unrealized appreciation
   (depreciation) of investments..............  (1,084,976)   (407,272)  (3,338,958)   1,101,423   (5,601,465)   4,521,261
                                               -----------  ----------  -----------  -----------  -----------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................  (1,316,488)   (718,338)     395,792    2,819,911    1,286,078    6,496,605
                                               -----------  ----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   1,876,667   1,998,721    2,850,362    2,575,028    6,682,554    5,503,544
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................     232,793     (46,397)    (697,046)     604,895      897,856    1,368,618
   Redemptions for contract benefits and
    terminations..............................    (175,838)    (80,572)  (2,930,699)  (3,003,531)  (2,809,692)  (2,644,152)
   Contract maintenance charges...............      (7,165)     (5,583)     (13,846)     (14,864)     (40,877)     (41,197)
                                               -----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   1,926,457   1,866,169     (791,229)     161,528    4,729,841    4,186,813
                                               -----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............      (1,825)         --           --           --           --           --
                                               -----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........     608,144   1,147,831     (395,437)   2,981,439    6,015,919   10,683,418
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....   4,780,942   3,633,111   25,201,041   22,219,602   45,634,331   34,950,913
                                               -----------  ----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $ 5,389,086  $4,780,942  $24,805,604  $25,201,041  $51,650,250  $45,634,331
                                               ===========  ==========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          --          --           43           61           89           86
 Redeemed.....................................          --          --          (50)         (58)         (51)         (52)
                                               -----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................          --          --           (7)           3           38           34
                                               ===========  ==========  ===========  ===========  ===========  ===========

UNIT ACTIVITY ADVISOR CLASS
 Issued.......................................          26          26           --           --           --           --
 Redeemed.....................................          (6)         (9)          --           --           --           --
                                               -----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................          20          17           --           --           --           --
                                               ===========  ==========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                      TARGET 2035               TARGET 2045          TEMPLETON GLOBAL BOND
                                                      ALLOCATION*               ALLOCATION*                VIP FUND
                                               ------------------------  ------------------------  ------------------------
                                                   2014         2013         2014         2013         2014         2013
                                               -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    37,118  $    29,566  $    52,585  $    21,348  $ 1,239,640  $   768,542
 Net realized gain (loss) on investments......   6,441,913    1,872,666    4,922,402    1,499,713      (59,184)     103,482
 Net change in unrealized appreciation
   (depreciation) of investments..............  (5,080,934)   4,869,717   (3,797,116)   4,008,208   (1,096,943)    (792,538)
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................   1,398,097    6,771,949    1,177,871    5,529,269       83,513       79,486
                                               -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   6,754,827    5,729,263    6,072,117    5,001,819   11,457,171   10,620,063
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................     262,117      342,590      939,556      (82,593)     543,858    1,157,803
   Redemptions for contract benefits and
    terminations..............................  (2,116,891)  (1,917,229)  (1,235,417)  (1,155,560)    (693,721)    (399,741)
   Contract maintenance charges...............     (65,888)     (64,940)     (70,764)     (62,665)     (41,522)     (27,623)
                                               -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   4,834,165    4,089,684    5,705,492    3,701,001   11,265,786   11,350,502
                                               -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............      10,000      (10,000)          --          500           90          110
                                               -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........   6,242,262   10,851,633    6,883,363    9,230,770   11,349,389   11,430,098
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  41,688,623   30,836,990   30,986,872   21,756,102   27,076,962   15,646,864
                                               -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $47,930,885  $41,688,623  $37,870,235  $30,986,872  $38,426,351  $27,076,962
                                               ===========  ===========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          74           69           64           66           --           --
 Redeemed.....................................         (37)         (31)         (22)         (34)          --           --
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................          37           38           42           32           --           --
                                               ===========  ===========  ===========  ===========  ===========  ===========
UNIT ACTIVITY CLASS 2
 Issued.......................................          --           --           --           --          122          122
 Redeemed.....................................          --           --           --           --          (26)         (25)
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................          --           --           --           --           96           97
                                               ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                VAN ECK VIP GLOBAL HARD
                                                      ASSETS FUND
                                               ------------------------
                                                   2014         2013
                                               -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (259,325) $  (131,617)
 Net realized gain (loss) on investments......     488,586     (175,575)
 Net change in unrealized appreciation
   (depreciation) of investments..............  (4,920,665)   1,762,505
                                               -----------  -----------
 Net increase (decrease) in net assets
   resulting from operations..................  (4,691,404)   1,455,313
                                               -----------  -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners......   3,344,147    2,937,041
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   2,316,598    1,514,132
   Redemptions for contract benefits and
    terminations..............................  (1,292,561)  (1,155,708)
   Contract maintenance charges...............     (10,075)      (8,159)
                                               -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions..   4,358,109    3,287,306
                                               -----------  -----------

 Net increase (decrease) in amount retained
   by AXA in Separate Account A...............         800        2,200
                                               -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.........    (332,495)   4,744,819
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.....  18,655,958   13,911,139
                                               -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........... $18,323,463  $18,655,958
                                               ===========  ===========

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS S SHARES
 Issued.......................................         104          109
 Redeemed.....................................         (57)         (71)
                                               -----------  -----------
 Net Increase (Decrease)......................          47           38
                                               ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
The -- on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

                                    FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series(R), AXA Premier VIP Trust ("VIP"), EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trusts, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and Van Eck VIP Trust, (collectively, "the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Diversified Dividend Fund
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. High Yield Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Mid Cap Value Fund

     AMERICAN FUNDS INSURANCE SERIES(R)
 .   American Funds Insurance Series(R) Bond Fund/SM/

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Charter/SM/ Multi-Sector Bond/(1)/
 .   Charter/SM/ Small Cap Growth/(2)/
 .   Charter/SM/ Small Cap Value/(3)/
 .   Target 2015 Allocation
 .   Target 2025 Allocation
 .   Target 2035 Allocation
 .   Target 2045 Allocation

     EQ ADVISORS TRUST*
 .   All Asset Aggressive-Alt 25
 .   All Asset Growth-Alt 20
 .   All Asset Moderate Growth-Alt 15
 .   AXA 400 Managed Volatility/(4)/
 .   AXA 500 Managed Volatility/(5)/
 .   AXA 2000 Managed Volatility/(6)/
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Global Equity Managed Volatility/(7)/
 .   AXA Growth Strategy
 .   AXA International Core Managed Volatility/(8)/
 .   AXA International Managed Volatility/(9)/
 .   AXA International Value Managed Volatility/(10)/
 .   AXA Large Cap Core Managed Volatility/(11)/
 .   AXA Large Cap Growth Managed Volatility/(12)/
 .   AXA Large Cap Value Managed Volatility/(13)/
 .   AXA Mid Cap Value Managed Volatility/(14)/
 .   AXA Moderate Growth Strategy
 .   AXA/Franklin Balanced Managed Volatility/(15)/
 .   AXA/Franklin Small Cap Value Managed Volatility/(16)/
 .   AXA/Franklin Templeton Allocation Managed Volatility/(17)/
 .   AXA/Loomis Sayles Growth/(18)/
 .   AXA/Mutual Large Cap Equity Managed Volatility/(19)/
 .   AXA/Templeton Global Equity Managed Volatility/(20)/
 .   EQ/AllianceBernstein Dynamic Wealth Strategies
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Emerging Markets Equity PLUS
 .   EQ/Equity 500 Index
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/High Yield Bond
 .   EQ/Intermediate Government Bond
 .   EQ/International Equity Index
 .   EQ/Invesco Comstock
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Value Index

                                    FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

1. Organization (Continued)

 .   EQ/MFS International Growth
 .   EQ/Mid Cap Index
 .   EQ/Money Market
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Oppenheimer Global
 .   EQ/PIMCO Global Real Return
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/UBS Growth & Income
 .   EQ/Wells Fargo Omega Growth
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Technology

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Equity-Income Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Templeton Global Bond VIP Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUSTS
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     OPPENHEIMER VARIABLE ACCOUNT FUNDS
 .   Oppenheimer Main Street Fund(R) /VA

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO CommodityRealReturn(R) Strategy Portfolio

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund


   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.


  (1)Formerly known as Multimanager Multi-Sector Bond
  (2)Formerly known as Multimanager Small Cap Growth
  (3)Formerly known as Multimanager Small Cap Value
  (4)Formerly known as AXA Tactical Manager 400
  (5)Formerly known as AXA Tactical Manager 500
  (6)Formerly known as AXA Tactical Manager 2000
  (7)Formerly known as EQ/Global Multi-Sector Equity
  (8)Formerly known as EQ/International Core PLUS
  (9)Formerly known as AXA Tactical Manager International
 (10)Formerly known as EQ/International Value PLUS

 (11)Formerly known as EQ/Large Cap Core PLUS
 (12)Formerly known as EQ/Large Cap Growth PLUS
 (13)Formerly known as EQ/Large Cap Value PLUS
 (14)Formerly known as EQ/Mid Cap Value PLUS
 (15)Formerly known as EQ/Franklin Core Balanced
 (16)Formerly known as EQ/AXA Franklin Small Cap Value Core
 (17)Formerly known as EQ/Franklin Templeton Allocation
 (18)Formerly known as EQ/Montag & Caldwell Growth
 (19)Formerly known as EQ/Mutual Large Cap Equity
 (20)Formerly known as EQ/Templeton Global Equity


   The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST(R) Contracts), individual tax-favored and non-qualified contracts (Variable Immediate Annuity Contracts) group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts ("Contracts").

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

                                    FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

1. Organization (Concluded)


   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses, financial accounting charges accumulated in the account, and
   (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under EQUI-VEST(R) Series 100 through 801, EQUI-VEST(R) Vantage Series 900, EQUI-VEST(R) Strategies Series 900 and 901, Momentum, Momentum Plus, EQUI-VEST(R) At Retirement, Variable Immediate Annuity (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other contracts (Old Contracts, EQUIPLAN) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Payments received from Contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48.

   Transfers between Variable Investment Options including the guaranteed interest account, net, represents amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 48. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

                                    FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

2. Significant Accounting Policies (Concluded)


   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to certain withdrawals under:

   .   EQUI-VEST(R) Series 100 through 801
   .   EQUI-VEST(R) Vantage Series 900
   .   EQUI-VEST(R) Strategies Series 900 and 901
   .   Momentum
   .   Momentum Plus
   .   Variable Immediate Annuity

   Administrative charges, if any, are included in Contract maintenance charges and are deducted annually from Contractowner accounts under:

   .   EQUI-VEST(R) Series 100 through 801
   .   EQUI-VEST(R) Strategies Series 900 and 901
   .   EQUIPLAN
   .   Old Contracts

   Administrative charges, if any, are included in Contract maintenance charges and are deducted quarterly from Contractowner accounts under Momentum and Momentum Plus. Under the Variable Immediate Annuity, an administrative charge of $350 is deducted when the contract is purchased.

   Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

                                    FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014


4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2014 were as follows:

                                                       PURCHASES      SALES
                                                      ------------ ------------
All Asset Aggressive-Alt 25.......................... $  5,254,996 $  1,259,162
All Asset Growth-Alt 20..............................   14,373,636    8,395,639
All Asset Moderate Growth-Alt 15.....................    3,324,877      459,627
American Century VP Mid Cap Value Fund...............    6,690,405    1,138,655
American Funds Insurance Series(R) Bond Fund/SM/.....   13,691,911    2,049,911
AXA 400 Managed Volatility...........................    2,553,457    1,819,842
AXA 500 Managed Volatility...........................    9,669,408    6,564,898
AXA 2000 Managed Volatility..........................    2,844,789    2,556,149
AXA Aggressive Allocation............................  141,998,910   73,358,166
AXA Balanced Strategy................................   25,923,445   10,360,596
AXA Conservative Allocation..........................   26,199,191   26,697,517
AXA Conservative Growth Strategy.....................    7,016,137    3,129,958
AXA Conservative Strategy............................    2,551,025    2,487,100
AXA Conservative-Plus Allocation.....................   46,899,023   37,987,095
AXA Global Equity Managed Volatility.................   39,700,968   69,757,881
AXA Growth Strategy..................................       47,850       36,601
AXA International Core Managed Volatility............   21,817,920   28,151,462
AXA International Managed Volatility.................    2,823,891    1,670,193
AXA International Value Managed Volatility...........   21,704,962   35,851,424
AXA Large Cap Core Managed Volatility................    4,537,907    4,524,763
AXA Large Cap Growth Managed Volatility..............   29,371,869   73,224,133
AXA Large Cap Value Managed Volatility...............   53,603,026  129,625,320
AXA Mid Cap Value Managed Volatility.................   35,453,291   80,204,329
AXA Moderate Allocation..............................  224,618,097  194,251,458
AXA Moderate Growth Strategy.........................   18,044,724    5,247,677
AXA Moderate-Plus Allocation.........................  219,266,418  147,935,133
AXA/Franklin Balanced Managed Volatility.............   24,486,176   16,231,652
AXA/Franklin Small Cap Value Managed Volatility......    3,387,986    4,780,756
AXA/Franklin Templeton Allocation Managed Volatility.   17,448,442   11,725,778
AXA/Loomis Sayles Growth.............................   16,646,931    9,227,924
AXA/Mutual Large Cap Equity Managed Volatility.......    2,903,219    6,085,391
AXA/Templeton Global Equity Managed Volatility.......   10,285,233    8,951,530
Charter/SM/ Multi-Sector Bond........................   14,948,966   22,056,425
Charter/SM/ Small Cap Growth.........................    9,212,383   18,078,760
Charter/SM/ Small Cap Value..........................    9,241,950   23,648,631
EQ/AllianceBernstein Dynamic Wealth Strategies.......    7,198,594    1,234,160
EQ/AllianceBernstein Small Cap Growth................   83,722,462   74,504,768
EQ/BlackRock Basic Value Equity......................  113,674,210  103,899,710
EQ/Boston Advisors Equity Income.....................   26,167,204   19,459,977
EQ/Calvert Socially Responsible......................    6,980,976    5,130,351
EQ/Capital Guardian Research.........................   14,241,195   33,220,917
EQ/Common Stock Index................................   85,273,624  290,349,177
EQ/Core Bond Index...................................   18,485,802   21,342,548
EQ/Emerging Markets Equity PLUS......................    4,316,114    2,407,536
EQ/Equity 500 Index..................................  196,310,514  189,372,531
EQ/GAMCO Mergers and Acquisitions....................    4,058,699    4,484,950
EQ/GAMCO Small Company Value.........................  158,023,372  115,151,132
EQ/Global Bond PLUS..................................   12,698,718   17,493,912
EQ/High Yield Bond...................................    3,171,426      921,113
EQ/Intermediate Government Bond......................    6,531,288   15,205,001
EQ/International Equity Index........................   47,172,310   69,286,613
EQ/Invesco Comstock..................................   17,749,791   16,710,522

                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

4. Purchases and Sales of Portfolios (Concluded)

                                                      PURCHASES      SALES
                                                     ------------ ------------
EQ/JPMorgan Value Opportunities..................... $ 10,960,086 $ 11,684,461
EQ/Large Cap Growth Index...........................   50,446,865   28,629,459
EQ/Large Cap Value Index............................   17,023,604   11,946,224
EQ/MFS International Growth.........................   25,154,693   19,091,223
EQ/Mid Cap Index....................................   56,381,047   62,874,264
EQ/Money Market.....................................  129,271,528  141,267,426
EQ/Morgan Stanley Mid Cap Growth....................   93,629,123   57,655,947
EQ/Oppenheimer Global...............................   26,625,535   15,679,836
EQ/PIMCO Global Real Return.........................    9,400,644    2,305,814
EQ/PIMCO Ultra Short Bond...........................   17,069,889   25,127,162
EQ/Quality Bond PLUS................................   10,877,004   20,948,276
EQ/Small Company Index..............................   50,401,941   38,427,999
EQ/T. Rowe Price Growth Stock.......................   65,597,603   52,997,613
EQ/UBS Growth & Income..............................   10,769,163    7,821,088
EQ/Wells Fargo Omega Growth.........................   56,396,517   46,169,676
Fidelity(R) VIP Contrafund(R) Portfolio.............   77,644,331   36,583,303
Fidelity(R) VIP Equity-Income Portfolio.............    2,810,518      595,218
Fidelity(R) VIP Mid Cap Portfolio...................    8,781,929    2,140,803
Goldman Sachs VIT Mid Cap Value Fund................   25,288,777    7,158,027
Invesco V.I. Diversified Dividend Fund..............    3,870,954      840,942
Invesco V.I. Global Real Estate Fund................   26,556,983   11,467,330
Invesco V.I. High Yield Fund........................   10,687,617    4,867,145
Invesco V.I. International Growth Fund..............   17,751,385    5,747,253
Invesco V.I. Mid Cap Core Equity Fund...............    5,038,481    2,733,241
Invesco V.I. Small Cap Equity Fund..................    2,845,047    1,956,404
Ivy Funds VIP Energy................................   33,943,934   19,197,252
Ivy Funds VIP High Income...........................   71,601,062   34,415,377
Ivy Funds VIP Mid Cap Growth........................   29,549,250   14,597,908
Ivy Funds VIP Small Cap Growth......................    6,507,601    4,711,286
Lazard Retirement Emerging Markets Equity Portfolio.   50,824,119   24,654,558
MFS(R) International Value Portfolio................   67,751,439   23,316,332
MFS(R) Investors Growth Stock Series................    3,269,135    1,923,500
MFS(R) Investors Trust Series.......................    3,882,493    2,586,266
MFS(R) Technology Portfolio.........................   22,640,398   15,481,752
MFS(R) Utilities Series.............................   53,563,214   24,271,037
Multimanager Aggressive Equity......................   12,041,874   81,503,472
Multimanager Core Bond..............................   26,253,289   33,894,046
Multimanager Mid Cap Growth.........................   17,222,682   16,877,046
Multimanager Mid Cap Value..........................    5,945,578   14,886,972
Multimanager Technology.............................   43,618,429   39,956,958
Oppenheimer Main Street Fund(R)/VA..................      965,715      162,499
PIMCO CommodityRealReturn(R) Strategy Portfolio.....    2,606,133      732,559
Target 2015 Allocation..............................    8,685,160    6,297,965
Target 2025 Allocation..............................   17,015,129    7,076,992
Target 2035 Allocation..............................   15,123,410    5,257,516
Target 2045 Allocation..............................   12,899,777    3,165,007
Templeton Global Bond VIP Fund......................   16,000,724    3,495,298
Van Eck VIP Global Hard Assets Fund.................    9,540,583    5,438,799

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options are invested are categorized by the share class of the Portfolio. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other

                                    FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

5. Expenses and Related Party Transactions (Concluded)

   Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Directors and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge annually a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serve as investment manager of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of the Portfolios. Investment managers either oversee the activities of the investment advisors with respect to the Portfolios and are responsible for retaining and discontinuing the services of those advisors or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.09% to a high of 1.37% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options' investment in the Portfolios. These fees and payments range from 0.30% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of AXA Large Cap Value Managed Volatility, EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/Emerging Markets Equity PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network"). AXA Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with AXA Distributors.

                                    FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014


6. Reorganizations

   In 2014, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In June 2014, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). The shares in the Removed Investment Options were replaced with either Class A or Class B shares in the Surviving Investment Options within the same product and with similar contract charge applicable to each policy holder. For accounting purposes, reorganizations which occurred in 2014 were treated as mergers.

--------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                 SURVIVING PORTFOLIO
--------------------------------------------------------------------------------------------
 JUNE 13, 2014            EQ/DAVIS NEW YORK VENTURE         EQ/INVESCO COMSTOCK
                          EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------
                          EQ/DAVIS NEW YORK VENTURE
Shares -- Class B            2,454,350
Value -- Class B          $      13.86
Net Assets Before Merger  $ 34,021,225
Net Assets After Merger   $         --
Unrealized Gain           $  8,682,687
                          EQ/LORD ABBETT LARGE CAP CORE
Shares -- Class B            3,486,776                         8,295,538
Value -- Class B          $      12.96                      $      14.82
Net Assets Before Merger  $ 45,193,317                      $ 43,712,513
Net Assets After Merger   $         --                      $122,927,055
Unrealized Gain           $  1,552,126
--------------------------------------------------------------------------------------------
 JUNE 13, 2014            MULTIMANAGER INTERNATIONAL EQUITY AXA INTERNATIONAL CORE MANAGED
                                                            VOLATILITY
--------------------------------------------------------------------------------------------
Shares -- Class B            4,788,613                        18,772,898
Value -- Class B          $      12.18                      $      10.81
Net Assets Before Merger  $ 58,347,113                      $144,520,175
Net Assets After Merger   $         --                      $202,867,288
Unrealized Gain           $  8,803,894
--------------------------------------------------------------------------------------------
 JUNE 13, 2014            MULTIMANAGER LARGE CAP VALUE      AXA LARGE CAP VALUE MANAGED
                                                            VOLATILITY
--------------------------------------------------------------------------------------------
Shares -- Class A                                             53,170,971
Value -- Class A                                            $      15.21
Net Assets Before Merger                                    $767,140,932
Net Assets After Merger   $         --                      $808,474,818
Shares -- Class B            4,091,153                         7,279,298
Value -- Class B          $      14.18                      $      15.17
Net Assets Before Merger  $ 57,994,995                      $ 93,765,645
Net Assets After Merger   $         --                      $110,426,754
Unrealized Gain           $ 18,999,581
--------------------------------------------------------------------------------------------
 JUNE 20, 2014            EQ/EQUITY GROWTH PLUS             AXA LARGE CAP GROWTH MANAGED
                                                            VOLATILITY
--------------------------------------------------------------------------------------------
Shares -- Class B           17,815,352                        26,259,836
Value -- Class B          $      21.71                      $      25.54
Net Assets Before Merger  $386,809,324                      $283,980,474
Net Assets After Merger   $         --                      $670,789,798
Unrealized Gain           $147,888,852

                                    FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

6. Reorganizations (Concluded)

-----------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                  SURVIVING PORTFOLIO
-----------------------------------------------------------------------------------------
 JUNE 20, 2014            MULTIMANAGER LARGE CAP CORE EQUITY AXA LARGE CAP CORE MANAGED
                                                             VOLATILITY
-----------------------------------------------------------------------------------------
Shares -- Class B             958,444                          3,427,910
Value -- Class B          $     15.08                        $      9.21
Net Assets Before Merger  $14,455,752                        $17,133,522
Net Assets After Merger   $        --                        $31,589,274
Unrealized Gain           $ 4,852,562

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the Account for the following charges:

                                           MORTALITY AND                FINANCIAL
                                           EXPENSE RISKS OTHER EXPENSES ACCOUNTING TOTAL
                                           ------------- -------------- ---------- -----

OLD CONTRACTS                                  0.58%          0.16%          --    0.74%

EQUIPLAN(R) CONTRACTS                          0.58%          0.16%          --    0.74%

EQUI-VEST(R) SERIES 100

EQ/Money Market,
EQ/Common Stock Index.....................     0.56%          0.60%        0.24%   1.40%

All Other Funds...........................     0.50%          0.60%        0.24%   1.34%

MOMENTUM CONTRACTS

EQ/Money Market,
EQ/Common Stock Index.....................     0.65%          0.60%        0.24%   1.49%

All Other Funds...........................     0.50%          0.60%        0.24%   1.34%

EQUI-VEST(R) SERIES 200

EQ/Money Market,
EQ/Common Stock Index.....................     1.15%          0.25%          --    1.40%

All Other Funds...........................     1.09%          0.25%          --    1.34%

EQUI-VEST(R) SERIES 201

All Funds.................................     0.95%          0.25%          --    1.20%

EQUI-VEST(R) SERIES 300 AND 400 CONTRACTS

EQ/Money Market, EQ/Common Stock Index,
Multimanager Aggressive Equity and
AXA Moderate Allocation...................     1.10%          0.25%          --    1.35%

All Other Funds...........................     1.10%          0.24%          --    1.34%

MOMENTUM PLUS CONTRACTS                        1.10%          0.25%          --    1.35%

EQUI-VEST(R) SERIES 500 CONTRACTS              1.20%          0.25%          --    1.45%

EQUI-VEST(R) AT RETIREMENT

1.30% All Funds...........................     0.80%          0.50%          --    1.30%

1.25% All Funds...........................     0.75%          0.50%          --    1.25%

EQUI-VEST(R) SERIES 600 AND 800 CONTRACTS      0.95%          0.25%          --    1.20%

EQUI-VEST(R) VANTAGE CONTRACTS

0.90% All Funds...........................     0.90%            --           --    0.90%

0.70% All Funds...........................     0.70%            --           --    0.70%

0.50% All Funds...........................     0.50%            --           --    0.50%

                                    FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

7. Contractowner Charges (Continued)

                                              MORTALITY AND                FINANCIAL
                                              EXPENSE RISKS OTHER EXPENSES ACCOUNTING TOTAL
                                              ------------- -------------- ---------- -----

EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 900

1.20% All Funds..............................     1.20%            --          --     1.20%

0.90% All Funds..............................     0.90%            --          --     0.90%

0.70% All Funds..............................     0.70%            --          --     0.70%

0.50% All Funds..............................     0.50%            --          --     0.50%

0.25% All Funds..............................     0.25%            --          --     0.25%

EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 901

0.00% All Funds..............................     0.00%            --          --     0.00%

0.10% All Funds..............................     0.10%            --          --     0.10%

0.25% All Funds..............................     0.25%            --          --     0.25%

0.50% All Funds..............................     0.50%            --          --     0.50%

0.60% All Funds..............................     0.60%            --          --     0.60%

0.70% All Funds..............................     0.70%            --          --     0.70%

0.80% All Funds..............................     0.80%            --          --     0.80%

0.90% All Funds..............................     0.90%            --          --     0.90%

1.00% All Funds..............................     1.00%            --          --     1.00%

1.10% All Funds..............................     1.10%            --          --     1.10%

1.15% All Funds..............................     1.15%            --          --     1.15%

EQUI-VEST(R) EXPRESS SERIES 700 CONTRACTS         0.70%          0.25%         --     0.95%

EQUI-VEST(R) EXPRESS SERIES 701 CONTRACTS

1.10% All Funds..............................     0.85%          0.25%         --     1.10%

EQUI-VEST(R) SERIES 801 CONTRACTS

1.25% All Funds..............................     1.00%          0.25%         --     1.25%

VARIABLE IMMEDIATE ANNUITY

0.50% All Funds..............................     0.40%          0.10%         --     0.50%

   The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of the Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST Series 100/200 and Momentum Contracts for EQ/Money Market, EQ/Common Stock Index, Multimanager Aggressive Equity and AXA Moderate Allocation Variable Investment Options and 1.00% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Variable Investment Options from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   For EQUI-VEST(R) Series 100/200 and EQUI-VEST(R) Series 201 for participants of employer plans that are subject to the rules of the Teachers Retirement System of Texas as well as EQUI-VEST(R) Vantage and EQUI-VEST(R) Strategies Contracts under Optional Retirement Programs in Texas, the total Separate Account A annual expenses and total expenses of the Trust, when added together, are not permitted to exceed 2.75% (except for Multimanager Aggressive Equity, AXA Moderate Allocation, EQ/Common Stock Index and EQ/Money Market options in EQUI-VEST(R) series 200, which are not permitted to exceed 1.75%). Fees for advisory services in excess of the cap are refunded to the Variable Investment Options from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

                                    FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

7. Contractowner Charges (Continued)


   The table below lists all the fees charged by the Variable Investment Option assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                             WHEN CHARGE
               CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                   HOW DEDUCTED
                -------                       -----------                    ---------------                    ------------

Annual Administrative charge            Annual                  LOW - $0 depending on the product and      Unit liquidation from
                                                                account value.                             account value

                                                                HIGH - Depending on account value, $50 if  Unit liquidation from
                                                                the account value on the last business     account value
                                                                day of the contract year is less than
                                                                $100,000.

Withdrawal Charge                       At time of transaction  LOW - 5% of withdrawals or contributions   Unit liquidation from
                                                                made in the current and prior five         account value
                                                                participation years, whichever is less.

                                                                HIGH - 7% of contributions withdrawn,
                                                                declining by 1% each contract years
                                                                following each contribution.

                                                                Exceptions and limitations may eliminate
                                                                or reduce the withdrawal charge.

Plan Loan charges                       At time of transaction  $25 set-up fee and $6.25 quarterly         Unit liquidation from
                                                                recordkeeping fee                          account value

Variable Immediate Annuity Payout       At time of transaction  $350 annuity administration fee            Unit liquidation from
option                                                                                                     account value

Charge for third-party transfer or      At time of transaction  $0 to $65                                  Unit liquidation from
exchange                                                                                                   account value

Enhanced death benefit charge           Participation date      0.15% of account value                     Unit liquidation from
                                        anniversary                                                        account value

Guaranteed Minimum Income Benefit                               0.65%                                      Unit liquidation from
                                                                                                           account value

Guaranteed Withdrawal Benefit for Life                          LOW - 0.60% for single life option;        Unit liquidation from
                                                                    0.75% for joint life option            account value

                                                                HIGH - 0.75% for single life;
                                                                    0.90% for joint life

Sales Premium and Other Applicable                              Current tax charge varies by jurisdiction  Deducted from the
Taxes                                                           and ranges from 0% to 3.5%.                amount applied to
                                                                                                           provide an annuity
                                                                                                           payout option

Guaranteed minimum death benefit                                STANDARD DEATH BENEFIT (AVAILABLE ONLY     Unit liquidation from
charge                                                          WITH THE GUARANTEED MINIMUM INCOME         account value
                                                                BENEFIT) - 0.00%

                                                                GWBL STANDARD DEATH BENEFIT - 0.00%

                                                                ANNUAL RACHET TO AGE 85 - 0.25% of the
                                                                Annual Rachet to age 85 benefit base

                                                                GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL
                                                                RACHET TO AGE 85 - 0.60% of the greater
                                                                of 6% roll-up to age 85 benefit base, as
                                                                applicable

                                                                GWBL ENHANCED DEATH BENEFIT - 0.30% of
                                                                the GWBL Enhance death benefit base

                                    FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

7. Contractowner Charges (Concluded)

                                        WHEN CHARGE
           CHARGES                      IS DEDUCTED                       AMOUNT DEDUCTED                   HOW DEDUCTED
            -------                     -----------                       ---------------                    ------------

Personal Income Benefit Charge  Contract/Participation Date  1.00% of the Personal Income Benefit       Unit liquidation from
                                Anniversary                  account value                              account value

Managed Account Service Fee     Quarterly                    The Managed Account Service ("MAS")        Unit liquidation from
                                                             Advisory fee is a quarterly fee that can   account value
                                                             be charged at an annual rate of up to
                                                             0.60%. The amount of the fee may be lower
                                                             and varies among broker-dealers. The fee
                                                             will be deducted pro rata from the
                                                             Non-Personal Income Benefit variable
                                                             investment options and guaranteed
                                                             interest option first, then from the
                                                             account for special dollar cost
                                                             averaging. The MAS Advisory fee does not
                                                             apply to Personal Income Benefit related
                                                             assets.

Wire Transfer Charge            At time of transaction       $90 for outgoing wire transfers            Unit liquidation from
                                                                                                        account value

Express Mail Charge             At time of transaction       $35 for checks sent by express delivery    Unit liquidation from
                                                                                                        account value

8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
ALL ASSET AGGRESSIVE-ALT 25
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B        $110.07           --                  --             --         1.79%
      Highest contract charge 1.34% Class B       $108.55           --                  --             --         0.94%
      All contract charges                             --           46             $ 5,081           2.31%          --
2013  Lowest contract charge 0.50% Class B (g)    $108.13           --                  --             --         6.71%
      Highest contract charge 1.34% Class B (g)   $107.54           --                  --             --         6.16%
      All contract charges                             --           11             $ 1,157           3.71%          --
ALL ASSET GROWTH-ALT 20
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $148.32           --                  --             --         1.88%
      Highest contract charge 1.45% Class B       $140.96           --                  --             --         0.91%
      All contract charges                             --          387             $55,179           1.49%          --
2013  Lowest contract charge 0.50% Class B        $145.58           --                  --             --        13.55%
      Highest contract charge 1.45% Class B       $139.69           --                  --             --        12.47%
      All contract charges                             --          356             $50,117           1.47%          --
2012  Lowest contract charge 0.50% Class B        $128.21           --                  --             --        11.43%
      Highest contract charge 1.45% Class B       $124.20           --                  --             --        10.36%
      All contract charges                             --          309             $38,706           1.74%          --
2011  Lowest contract charge 0.50% Class B        $115.06           --                  --             --        (3.97)%
      Highest contract charge 1.45% Class B       $112.54           --                  --             --        (4.89)%
      All contract charges                             --          223             $25,298           1.97%          --
2010  Lowest contract charge 0.50% Class B        $119.82           --                  --             --        14.41%
      Highest contract charge 1.45% Class B       $118.33           --                  --             --        13.31%
      All contract charges                             --          101             $11,926           2.90%          --
ALL ASSET MODERATE GROWTH-ALT 15
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B        $106.60           --                  --             --         1.91%
      Highest contract charge 1.34% Class B       $105.12           --                  --             --         1.05%
      All contract charges                             --           30             $ 3,194           2.89%          --
2013  Lowest contract charge 0.50% Class B (g)    $104.60           --                  --             --         3.87%
      Highest contract charge 1.34% Class B (g)   $104.03           --                  --             --         3.33%
      All contract charges                             --            3             $   380           2.80%          --

                                    FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
AMERICAN CENTURY VP MID CAP VALUE FUND
      Unit Value 0.50% to 1.20%*
2014  Lowest contract charge 0.50% Class II        $181.40           --                  --             --        15.66%
      Highest contract charge 1.20% Class II       $175.49           --                  --             --        14.85%
      All contract charges                              --           89             $15,575           1.04%          --
2013  Lowest contract charge 0.50% Class II        $156.84           --                  --             --        29.25%
      Highest contract charge 1.20% Class II       $152.80           --                  --             --        28.34%
      All contract charges                              --           59             $ 8,994           1.11%          --
2012  Lowest contract charge 0.50% Class II        $121.35           --                  --             --        15.65%
      Highest contract charge 1.20% Class II       $119.06           --                  --             --        14.83%
      All contract charges                              --           31             $ 3,763           2.00%          --
2011  Lowest contract charge 0.70% Class II        $104.57           --                  --             --        (1.53)%
      Highest contract charge 1.20% Class II       $103.68           --                  --             --        (2.03)%
      All contract charges                              --           16             $ 1,668           1.44%          --
2010  Lowest contract charge 0.90% Class II (a)    $106.06           --                  --             --         6.01%
      Highest contract charge 1.20% Class II (a)   $105.83           --                  --             --         5.79%
      All contract charges                              --            4             $   472           2.34%          --
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class 4         $101.22           --                  --             --         4.62%
      Highest contract charge 1.45% Class 4 (g)    $ 99.63           --                  --             --         3.62%
      All contract charges                              --          130             $13,071           3.66%          --
2013  Lowest contract charge 0.50% Class 4 (g)     $ 96.75           --                  --             --        (2.72)%
      Highest contract charge 1.34% Class 4 (g)    $ 96.22           --                  --             --        (3.23)%
      All contract charges                              --           14             $ 1,435           3.54%          --
AXA 400 MANAGED VOLATILITY
      Unit Value 0.40% to 1.34%*
2014  Lowest contract charge 0.40% Class B         $149.17           --                  --             --         8.37%
      Highest contract charge 1.34% Class B        $173.71           --                  --             --         7.33%
      All contract charges                              --           41             $ 7,055           0.43%          --
2013  Lowest contract charge 0.40% Class B         $137.65           --                  --             --        31.15%
      Highest contract charge 1.34% Class B        $161.84           --                  --             --        29.92%
      All contract charges                              --           40             $ 6,117           0.18%          --
2012  Lowest contract charge 0.40% Class B (f)     $104.96           --                  --             --         4.46%
      Highest contract charge 1.34% Class B        $124.57           --                  --             --        14.91%
      All contract charges                              --           28             $ 3,273           0.23%          --
2011  Lowest contract charge 0.70% Class B         $109.35           --                  --             --        (8.86)%
      Highest contract charge 1.34% Class B        $108.41           --                  --             --        (9.45)%
      All contract charges                              --           25             $ 2,592           0.05%          --
2010  Lowest contract charge 0.70% Class B (a)     $119.98           --                  --             --        14.37%
      Highest contract charge 1.34% Class B (a)    $119.72           --                  --             --        14.17%
      All contract charges                              --            8             $   954           0.00%          --
AXA 500 MANAGED VOLATILITY
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B (a)     $165.50           --                  --             --        12.03%
      Highest contract charge 1.34% Class B        $178.03           --                  --             --        11.08%
      All contract charges                              --           76             $12,843           0.68%          --
2013  Lowest contract charge 0.70% Class B         $163.76           --                  --             --        30.02%
      Highest contract charge 1.34% Class B        $160.27           --                  --             --        29.18%
      All contract charges                              --           58             $ 8,943           0.49%          --
2012  Lowest contract charge 0.70% Class B         $125.95           --                  --             --        14.01%
      Highest contract charge 1.34% Class B        $124.07           --                  --             --        13.27%
      All contract charges                              --           47             $ 5,612           0.66%          --
2011  Lowest contract charge 0.70% Class B         $110.47           --                  --             --        (4.42)%
      Highest contract charge 1.34% Class B        $109.53           --                  --             --        (5.03)%
      All contract charges                              --           35             $ 3,721           0.64%          --

                                    FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA 500 MANAGED VOLATILITY (CONTINUED)
2010  Lowest contract charge 0.70% Class B (a)    $115.58            --                 --             --        10.26%
      Highest contract charge 1.34% Class B (a)   $115.33            --                 --             --        10.06%
      All contract charges                             --            10           $  1,215           0.69%          --
AXA 2000 MANAGED VOLATILITY
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B (a)    $152.50            --                 --             --         3.54%
      Highest contract charge 1.34% Class B       $173.12            --                 --             --         2.66%
      All contract charges                             --            23           $  3,815           0.15%          --
2013  Lowest contract charge 0.70% Class B        $172.30            --                 --             --        36.42%
      Highest contract charge 1.34% Class B       $168.64            --                 --             --        35.55%
      All contract charges                             --            22           $  3,583           0.13%          --
2012  Lowest contract charge 0.70% Class B        $126.30            --                 --             --        14.64%
      Highest contract charge 1.34% Class B       $124.41            --                 --             --        13.90%
      All contract charges                             --            16           $  1,867           0.34%          --
2011  Lowest contract charge 0.70% Class B        $110.17            --                 --             --       (11.18)%
      Highest contract charge 1.34% Class B       $109.23            --                 --             --       (11.75)%
      All contract charges                             --            12           $  1,291           0.03%          --
2010  Lowest contract charge 0.70% Class B (a)    $124.04            --                 --             --        17.16%
      Highest contract charge 1.34% Class B (a)   $123.77            --                 --             --        16.95%
      All contract charges                             --             3           $    416           0.08%          --
AXA AGGRESSIVE ALLOCATION
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $191.54            --                 --             --         4.20%
      Highest contract charge 1.45% Class B       $171.94            --                 --             --         3.20%
      All contract charges                             --         3,294           $574,931           1.61%          --
2013  Lowest contract charge 0.50% Class B        $183.82            --                 --             --        25.79%
      Highest contract charge 1.45% Class B       $166.61            --                 --             --        24.61%
      All contract charges                             --         3,201           $539,875           2.58%          --
2012  Lowest contract charge 0.50% Class B        $146.13            --                 --             --        13.60%
      Highest contract charge 1.45% Class B       $133.71            --                 --             --        12.51%
      All contract charges                             --         3,104           $418,515           0.89%          --
2011  Lowest contract charge 0.50% Class B        $128.63            --                 --             --        (7.96)%
      Highest contract charge 1.45% Class B       $118.84            --                 --             --        (8.84)%
      All contract charges                             --         2,983           $357,014           1.34%          --
2010  Lowest contract charge 0.50% Class B        $139.76            --                 --             --        12.51%
      Highest contract charge 1.45% Class B       $130.37            --                 --             --        11.44%
      All contract charges                             --         2,731           $357,010           1.71%          --
AXA BALANCED STRATEGY
      Unit Value 1.10% to 1.25%*
2014  Lowest contract charge 1.10% Class A        $135.04            --                 --             --         3.25%
      Highest contract charge 1.25% Class A       $133.96            --                 --             --         3.09%
      All contract charges                             --             2           $    253           1.18%          --
2013  Lowest contract charge 1.10% Class A        $130.79            --                 --             --        12.41%
      Highest contract charge 1.25% Class A       $129.94            --                 --             --        12.24%
      All contract charges                             --             2           $    261           2.29%          --
2012  Lowest contract charge 1.10% Class A        $116.35            --                 --             --         7.33%
      Highest contract charge 1.25% Class A       $115.77            --                 --             --         7.17%
      All contract charges                             --             2           $    245           0.89%          --
2011  Lowest contract charge 1.10% Class A        $108.40            --                 --             --        (3.22)%
      Highest contract charge 1.25% Class A       $108.02            --                 --             --        (3.37)%
      All contract charges                             --             5           $    544           1.36%          --
2010  Lowest contract charge 1.10% Class A        $112.01            --                 --             --         9.12%
      Highest contract charge 1.25% Class A       $111.79            --                 --             --         8.96%
      All contract charges                             --             3           $    350           1.92%          --

                                    FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA BALANCED STRATEGY
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $121.96            --                 --             --         3.88%
      Highest contract charge 1.45% Class B (e)   $118.91            --                 --             --         2.88%
      All contract charges                             --           705           $ 98,111           1.18%          --
2013  Lowest contract charge 0.50% Class B        $117.41            --                 --             --        13.09%
      Highest contract charge 1.30% Class B       $138.86            --                 --             --        12.18%
      All contract charges                             --           598           $ 81,315           2.29%          --
2012  Lowest contract charge 0.50% Class B (e)    $103.82            --                 --             --         5.32%
      Highest contract charge 1.30% Class B       $123.78            --                 --             --         7.12%
      All contract charges                             --           421           $ 51,523           0.89%          --
2011  Lowest contract charge 1.25% Class B        $115.70            --                 --             --        (3.61)%
      Highest contract charge 1.30% Class B       $115.55            --                 --             --        (3.66)%
      All contract charges                             --           290           $ 33,585           1.36%          --
2010  Lowest contract charge 1.25% Class B        $120.03            --                 --             --         8.68%
      Highest contract charge 1.30% Class B       $119.94            --                 --             --         8.62%
      All contract charges                             --           176           $ 21,202           1.92%          --
AXA CONSERVATIVE ALLOCATION
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $141.64            --                 --             --         2.10%
      Highest contract charge 1.45% Class B       $127.15            --                 --             --         1.12%
      All contract charges                             --           954           $121,032           0.86%          --
2013  Lowest contract charge 0.50% Class B        $138.73            --                 --             --         3.82%
      Highest contract charge 1.45% Class B       $125.74            --                 --             --         2.83%
      All contract charges                             --           988           $123,006           0.92%          --
2012  Lowest contract charge 0.50% Class B        $133.63            --                 --             --         4.06%
      Highest contract charge 1.45% Class B       $122.28            --                 --             --         3.06%
      All contract charges                             --         1,025           $124,090           0.85%          --
2011  Lowest contract charge 0.50% Class B        $128.42            --                 --             --         1.39%
      Highest contract charge 1.45% Class B       $118.65            --                 --             --         0.42%
      All contract charges                             --           988           $116,023           1.76%          --
2010  Lowest contract charge 0.50% Class B        $126.66            --                 --             --         6.73%
      Highest contract charge 1.45% Class B       $118.15            --                 --             --         5.71%
      All contract charges                             --           878           $103,215           2.41%          --
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B        $117.21            --                 --             --         3.29%
      Highest contract charge 1.34%Class B (e)    $114.62            --                 --             --         2.42%
      All contract charges                             --           151           $ 18,926           1.09%          --
2013  Lowest contract charge 0.50% Class B        $113.48            --                 --             --         9.97%
      Highest contract charge 1.30% Class B       $132.18            --                 --             --         9.08%
      All contract charges                             --           118           $ 14,831           1.92%          --
2012  Lowest contract charge 0.50% Class B (e)    $103.19            --                 --             --         4.35%
      Highest contract charge 1.30% Class B       $121.18            --                 --             --         5.81%
      All contract charges                             --            81           $  9,766           0.92%          --
2011  Lowest contract charge 1.25% Class B        $114.67            --                 --             --        (2.62)%
      Highest contract charge 1.30% Class B       $114.53            --                 --             --        (2.67)%
      All contract charges                             --            52           $  5,951           1.39%          --
2010  Lowest contract charge 1.25% Class B        $117.76            --                 --             --         7.76%
      Highest contract charge 1.30% Class B       $117.67            --                 --             --         7.74%
      All contract charges                             --            31           $  3,722           1.71%          --
AXA CONSERVATIVE STRATEGY
      Unit Value 0.70% to 1.34%*
2014  Lowest contract charge 0.70% Class B (e)    $107.44            --                 --             --         1.88%
      Highest contract charge 1.34% Class B       $105.63            --                 --             --         1.24%
      All contract charges                             --            61           $  6,971           0.78%          --

                                    FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
AXA CONSERVATIVE STRATEGY (CONTINUED)
2013  Lowest contract charge 0.90% Class B       $105.11            --                 --             --         3.44%
      Highest contract charge 1.34% Class B      $104.34            --                 --             --         2.98%
      All contract charges                            --            60           $  6,833           1.27%          --
2012  Lowest contract charge 0.90% Class B (e)   $101.61            --                 --             --         2.14%
      Highest contract charge 1.34% Class B      $101.32            --                 --             --         3.13%
      All contract charges                            --            37           $  4,099           1.00%          --
2011  Lowest contract charge 1.25% Class B       $111.12            --                 --             --        (0.54)%
      Highest contract charge 1.30% Class B      $110.98            --                 --             --        (0.59)%
      All contract charges                            --            25           $  2,768           1.90%          --
2010  Lowest contract charge 1.25% Class B       $111.72            --                 --             --         5.94%
      Highest contract charge 1.30% Class B      $111.64            --                 --             --         5.89%
      All contract charges                            --            13           $  1,475           2.37%          --
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $153.69            --                 --             --         2.64%
      Highest contract charge 1.45% Class B      $137.96            --                 --             --         1.67%
      All contract charges                            --         1,503           $208,413           1.02%          --
2013  Lowest contract charge 0.50% Class B       $149.73            --                 --             --         9.69%
      Highest contract charge 1.45% Class B      $135.70            --                 --             --         8.64%
      All contract charges                            --         1,495           $203,468           1.43%          --
2012  Lowest contract charge 0.50% Class B       $136.50            --                 --             --         6.83%
      Highest contract charge 1.45% Class B      $124.91            --                 --             --         5.81%
      All contract charges                            --         1,444           $180,296           0.84%          --
2011  Lowest contract charge 0.50% Class B       $127.77            --                 --             --        (1.21)%
      Highest contract charge 1.45% Class B      $118.05            --                 --             --        (2.15)%
      All contract charges                            --         1,358           $160,091           1.58%          --
2010  Lowest contract charge 0.50% Class B       $129.33            --                 --             --         8.52%
      Highest contract charge 1.45% Class B      $120.64            --                 --             --         7.49%
      All contract charges                            --         1,244           $149,815           2.16%          --
AXA GLOBAL EQUITY MANAGED VOLATILITY
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $296.80            --                 --             --         1.18%
      Highest contract charge 1.45% Class B      $301.21            --                 --             --         0.21%
      All contract charges                            --         1,741           $398,475           0.95%          --
2013  Lowest contract charge 0.50% Class B       $293.34            --                 --             --        19.76%
      Highest contract charge 1.45% Class B      $300.57            --                 --             --        18.61%
      All contract charges                            --         1,872           $425,169           0.82%          --
2012  Lowest contract charge 0.50% Class B       $244.94            --                 --             --        16.39%
      Highest contract charge 1.45% Class B      $253.40            --                 --             --        15.28%
      All contract charges                            --         2,004           $382,122           1.42%          --
2011  Lowest contract charge 0.50% Class B       $210.44            --                 --             --       (12.75)%
      Highest contract charge 1.45% Class B      $219.81            --                 --             --       (13.59)%
      All contract charges                            --         2,138           $354,891           1.73%          --
2010  Lowest contract charge 0.50% Class B       $241.20            --                 --             --        10.90%
      Highest contract charge 1.45% Class B      $254.37            --                 --             --         9.84%
      All contract charges                            --         2,335           $448,383           1.13%          --
AXA GROWTH STRATEGY
      Unit Value 1.10% to 1.25%*
2014  Lowest contract charge 1.10% Class A       $148.77            --                 --             --         4.45%
      Highest contract charge 1.25% Class A      $147.58            --                 --             --         4.30%
      All contract charges                            --             9           $  1,323           1.35%          --
2013  Lowest contract charge 1.10% Class A       $142.43            --                 --             --        18.88%
      Highest contract charge 1.25% Class A      $141.50            --                 --             --        18.70%
      All contract charges                            --             9           $  1,288           2.28%          --

                                    FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA GROWTH STRATEGY (CONTINUED)
2012  Lowest contract charge 1.10% Class A        $119.81            --                 --             --         9.99%
      Highest contract charge 1.25% Class A       $119.21            --                 --             --         9.82%
      All contract charges                             --            11           $  1,267           0.73%          --
2011  Lowest contract charge 1.10% Class A        $108.93            --                 --             --        (5.21)%
      Highest contract charge 1.25% Class A       $108.55            --                 --             --        (5.35)%
      All contract charges                             --            11           $  1,177           1.19%          --
2010  Lowest contract charge 1.10% Class A        $114.92            --                 --             --        10.72%
      Highest contract charge 1.25% Class A       $114.69            --                 --             --        10.56%
      All contract charges                             --            13           $  1,535           1.56%          --
AXA INTERNATIONAL CORE MANAGED VOLATILITY (I)
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B (h)    $ 91.71            --                 --             --       (10.62)%
      Highest contract charge 1.45% Class B       $147.91            --                 --             --        (7.60)%
      All contract charges                             --         1,438           $175,794           1.47%          --
2013  Lowest contract charge 0.50% Class B        $130.94            --                 --             --        16.93%
      Highest contract charge 1.45% Class B       $160.07            --                 --             --        15.82%
      All contract charges                             --         1,071           $140,564           0.87%          --
2012  Lowest contract charge 0.50% Class B        $111.98            --                 --             --        15.73%
      Highest contract charge 1.45% Class B       $138.21            --                 --             --        14.62%
      All contract charges                             --         1,125           $127,018           1.47%          --
2011  Lowest contract charge 0.50% Class B        $ 96.76            --                 --             --       (17.35)%
      Highest contract charge 1.45% Class B       $120.58            --                 --             --       (18.13)%
      All contract charges                             --         1,229           $119,909           2.76%          --
2010  Lowest contract charge 0.50% Class B        $117.07            --                 --             --         8.68%
      Highest contract charge 1.45% Class B       $147.29            --                 --             --         7.64%
      All contract charges                             --         1,247           $148,586           1.90%          --
AXA INTERNATIONAL MANAGED VOLATILITY
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B (a)    $113.78            --                 --             --        (6.91)%
      Highest contract charge 1.34% Class B       $117.16            --                 --             --        (7.70)%
      All contract charges                             --            62           $  7,169           0.86%          --
2013  Lowest contract charge 0.70% Class B        $129.69            --                 --             --        20.26%
      Highest contract charge 1.34% Class B       $126.93            --                 --             --        19.49%
      All contract charges                             --            54           $  6,695           0.00%          --
2012  Lowest contract charge 0.70% Class B        $107.84            --                 --             --        15.77%
      Highest contract charge 1.34% Class B       $106.23            --                 --             --        15.03%
      All contract charges                             --            42           $  4,447           0.66%          --
2011  Lowest contract charge 0.70% Class B        $ 93.15            --                 --             --       (16.64)%
      Highest contract charge 1.34% Class B       $ 92.35            --                 --             --       (17.17)%
      All contract charges                             --            34           $  3,102           2.30%          --
2010  Lowest contract charge 0.70% Class B (a)    $111.74            --                 --             --         6.88%
      Highest contract charge 1.34% Class B (a)   $111.50            --                 --             --         6.68%
      All contract charges                             --             5           $    638           1.76%          --
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B        $120.26            --                 --             --        (7.55)%
      Highest contract charge 1.45% Class B       $141.98            --                 --             --        (8.52)%
      All contract charges                             --         1,507           $198,047           1.58%          --
2013  Lowest contract charge 0.40% Class B        $130.08            --                 --             --        18.85%
      Highest contract charge 1.45% Class B       $155.21            --                 --             --        17.60%
      All contract charges                             --         1,611           $231,103           1.13%          --
2012  Lowest contract charge 0.40% Class B (f)    $109.45            --                 --             --         9.20%
      Highest contract charge 1.45% Class B       $131.98            --                 --             --        15.76%
      All contract charges                             --         1,740           $211,658           1.81%          --

                                    FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY (CONTINUED)
2011        Lowest contract charge 0.50% Class B         $ 94.32            --                 --             --       (16.58)%
            Highest contract charge 1.45% Class B        $114.01            --                 --             --       (17.38)%
            All contract charges                              --         1,878           $198,047           1.92%          --
2010        Lowest contract charge 0.50% Class B         $113.07            --                 --             --         5.54%
            Highest contract charge 1.45% Class B        $138.00            --                 --             --         4.54%
            All contract charges                              --         2,043           $260,491           0.77%          --
AXA LARGE CAP CORE MANAGED VOLATILITY (M)
            Unit Value 0.50% to 1.45%*
2014        Lowest contract charge 0.50% Class B         $150.74            --                 --             --        11.07%
            Highest contract charge 1.45% Class B        $138.21            --                 --             --        10.00%
            All contract charges                              --           226           $ 31,988           1.19%          --
2013        Lowest contract charge 0.70% Class B         $140.10            --                 --             --        30.63%
            Highest contract charge 1.45% Class B        $125.65            --                 --             --        29.66%
            All contract charges                              --           127           $ 16,453           0.50%          --
2012        Lowest contract charge 0.50% Class B         $103.69            --                 --             --        14.41%
            Highest contract charge 1.45% Class B        $ 96.91            --                 --             --        13.32%
            All contract charges                              --           136           $ 13,441           1.09%          --
2011        Lowest contract charge 0.50% Class B         $ 90.63            --                 --             --        (4.71)%
            Highest contract charge 1.45% Class B        $ 85.52            --                 --             --        (5.63)%
            All contract charges                              --           157           $ 13,764           1.03%          --
2010        Lowest contract charge 0.50% Class B         $ 95.11            --                 --             --        13.61%
            Highest contract charge 1.45% Class B        $ 90.62            --                 --             --        12.53%
            All contract charges                              --           173           $ 16,084           1.05%          --
AXA LARGE CAP GROWTH MANAGED VOLATILITY (N)
            Unit Value 0.50% to 1.45%*
2014        Lowest contract charge 0.50% Class B         $105.35            --                 --             --        10.53%
            Highest contract charge 1.45% Class B        $155.36            --                 --             --         9.48%
            All contract charges                              --         2,986           $677,417           0.26%          --
2013        Lowest contract charge 0.50% Class B         $ 95.31            --                 --             --        34.71%
            Highest contract charge 1.45% Class B        $141.91            --                 --             --        33.42%
            All contract charges                              --         1,355           $283,323           0.17%          --
2012        Lowest contract charge 0.50% Class B         $ 70.75            --                 --             --        13.16%
            Highest contract charge 1.45% Class B        $106.36            --                 --             --        12.09%
            All contract charges                              --         1,473           $230,620           0.57%          --
2011        Lowest contract charge 0.50% Class B         $ 62.52            --                 --             --        (4.14)%
            Highest contract charge 1.45% Class B        $ 94.89            --                 --             --        (5.05)%
            All contract charges                              --         1,612           $225,271           0.40%          --
2010        Lowest contract charge 0.50% Class B         $ 65.22            --                 --             --        13.88%
            Highest contract charge 1.45% Class B        $ 99.94            --                 --             --        12.80%
            All contract charges                              --         1,626           $240,110           0.37%          --
AXA LARGE CAP VALUE MANAGED VOLATILITY (J)
            Unit Value 0.70% to 1.45%*
2014        Lowest contract charge 0.70% Class A         $171.72            --                 --             --        11.44%
            Highest contract charge 1.45% Class A        $163.49            --                 --             --        10.60%
            All contract charges                              --         5,193           $808,406           1.37%          --
2013        Lowest contract charge 0.70% Class A         $154.09            --                 --             --        31.54%
            Highest contract charge 1.45% Class A        $147.82            --                 --             --        30.55%
            All contract charges                              --         5,346           $751,645           1.05%          --
2012        Lowest contract charge 0.50% Class A         $129.69            --                 --             --        15.28%
            Highest contract charge 1.45% Class A        $113.23            --                 --             --        14.18%
            All contract charges                              --         5,838           $627,943           1.55%          --
2011        Lowest contract charge 0.50% Class A         $112.50            --                 --             --        (5.28)%
            Highest contract charge 1.45% Class A        $ 99.17            --                 --             --        (6.18)%
            All contract charges                              --         6,453           $607,136           1.30%          --

                                    FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
AXA LARGE CAP VALUE MANAGED VOLATILITY (CONTINUED)
2010    Lowest contract charge 0.50% Class A         $118.77            --                  --            --        12.34%
        Highest contract charge 1.45% Class A        $105.70            --                  --            --        11.26%
        All contract charges                              --         7,115          $  712,720          1.35%          --
AXA LARGE CAP VALUE MANAGED VOLATILITY (J)
        Unit Value 0.40% to 1.30%*
2014    Lowest contract charge 0.40% Class B         $152.11            --                  --            --        11.78%
        Highest contract charge 1.30% Class B        $112.66            --                  --            --        10.79%
        All contract charges                              --           682          $  108,045          1.37%          --
2013    Lowest contract charge 0.40% Class B         $136.08            --                  --            --        31.95%
        Highest contract charge 1.30% Class B        $101.69            --                  --            --        30.77%
        All contract charges                              --           653          $   93,695          1.05%          --
2012    Lowest contract charge 0.40% Class B (f)     $103.13            --                  --            --         3.04%
        Highest contract charge 1.30% Class B        $ 77.76            --                  --            --        14.37%
        All contract charges                              --           729          $   79,920          1.55%          --
2011    Lowest contract charge 0.50% Class B         $111.04            --                  --            --        (5.55)%
        Highest contract charge 1.30% Class B        $ 67.99            --                  --            --        (6.30)%
        All contract charges                              --           852          $   81,786          1.30%          --
2010    Lowest contract charge 0.50% Class B         $117.56            --                  --            --        12.12%
        Highest contract charge 1.30% Class B        $ 72.56            --                  --            --        11.24%
        All contract charges                              --           994          $  101,850          1.35%          --
AXA MID CAP VALUE MANAGED VOLATILITY
        Unit Value 0.50% to 1.45%*
2014    Lowest contract charge 0.50% Class B         $276.62            --                  --            --        10.32%
        Highest contract charge 1.45% Class B        $191.89            --                  --            --         9.26%
        All contract charges                              --         2,184          $  524,830          0.58%          --
2013    Lowest contract charge 0.50% Class B         $250.75            --                  --            --        32.41%
        Highest contract charge 1.45% Class B        $175.62            --                  --            --        31.15%
        All contract charges                              --         2,362          $  518,799          0.51%          --
2012    Lowest contract charge 0.50% Class B         $189.37            --                  --            --        18.03%
        Highest contract charge 1.45% Class B        $133.91            --                  --            --        16.90%
        All contract charges                              --         2,547          $  426,205          1.21%          --
2011    Lowest contract charge 0.50% Class B         $160.44            --                  --            --        (9.88)%
        Highest contract charge 1.45% Class B        $114.55            --                  --            --       (10.74)%
        All contract charges                              --         2,799          $  399,994          0.84%          --
2010    Lowest contract charge 0.50% Class B         $178.03            --                  --            --        21.85%
        Highest contract charge 1.45% Class B        $128.33            --                  --            --        20.69%
        All contract charges                              --         3,090          $  493,736          1.01%          --
AXA MODERATE ALLOCATION
        Unit Value 0.70% to 1.45%*
2014    Lowest contract charge 0.70% Class A         $205.05            --                  --            --         2.31%
        Highest contract charge 1.45% Class A        $158.27            --                  --            --         1.53%
        All contract charges                              --        13,795          $1,271,667          1.09%          --
2013    Lowest contract charge 0.70% Class A         $200.42            --                  --            --        12.32%
        Highest contract charge 1.45% Class A        $155.88            --                  --            --        11.48%
        All contract charges                              --        14,831          $1,331,767          1.61%          --
2012    Lowest contract charge 0.50% Class A         $111.06            --                  --            --         8.26%
        Highest contract charge 1.45% Class A        $139.83            --                  --            --         7.22%
        All contract charges                              --        16,009          $1,275,105          0.78%          --
2011    Lowest contract charge 0.50% Class A         $102.59            --                  --            --        (2.64)%
        Highest contract charge 1.45% Class A        $130.42            --                  --            --        (3.56)%
        All contract charges                              --        17,152          $1,263,112          1.69%          --
2010    Lowest contract charge 0.50% Class A         $105.37            --                  --            --         9.63%
        Highest contract charge 1.45% Class A        $135.24            --                  --            --         8.59%
        All contract charges                              --        18,275          $1,387,456          2.37%          --

                                    FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA MODERATE ALLOCATION
      Unit Value 0.40% to 1.30%*
2014  Lowest contract charge 0.40% Class B        $118.40            --                  --            --         2.62%
      Highest contract charge 1.30% Class B       $118.54            --                  --            --         1.71%
      All contract charges                             --         2,887          $  432,074          1.09%          --
2013  Lowest contract charge 0.40% Class B        $115.38            --                  --            --        12.65%
      Highest contract charge 1.30% Class B       $116.55            --                  --            --        11.66%
      All contract charges                             --         2,631          $  385,285          1.61%          --
2012  Lowest contract charge 0.40% Class B (f)    $102.42            --                  --            --         2.26%
      Highest contract charge 1.30% Class B       $104.38            --                  --            --         7.40%
      All contract charges                             --         2,366          $  307,939          0.78%          --
2011  Lowest contract charge 0.50% Class B        $118.42            --                  --            --        (2.88)%
      Highest contract charge 1.30% Class B       $ 97.19            --                  --            --        (3.65)%
      All contract charges                             --         2,171          $  261,855          1.69%          --
2010  Lowest contract charge 0.50% Class B        $121.93            --                  --            --         9.36%
      Highest contract charge 1.30% Class B       $100.87            --                  --            --         8.50%
      All contract charges                             --         1,923          $  240,775          2.37%          --
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $126.90            --                  --            --         4.48%
      Highest contract charge 1.45% Class B       $123.73            --                  --            --         3.49%
      All contract charges                             --           204          $   25,397          1.56%          --
2013  Lowest contract charge 0.50% Class B        $121.46            --                  --            --        16.30%
      Highest contract charge 1.45% Class B       $119.56            --                  --            --        15.19%
      All contract charges                             --           103          $   12,401          3.60%          --
2012  Lowest contract charge 0.50% Class B (e)    $104.44            --                  --            --         6.29%
      Highest contract charge 1.45% Class B (e)   $103.79            --                  --            --         5.70%
      All contract charges                             --            24          $    2,581          1.62%          --
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $181.72            --                  --            --         3.25%
      Highest contract charge 1.45% Class B       $163.12            --                  --            --         2.26%
      All contract charges                             --         6,570          $1,080,414          1.32%          --
2013  Lowest contract charge 0.50% Class B        $176.00            --                  --            --        19.19%
      Highest contract charge 1.45% Class B       $159.51            --                  --            --        18.05%
      All contract charges                             --         6,592          $1,057,036          2.15%          --
2012  Lowest contract charge 0.50% Class B        $147.66            --                  --            --        10.96%
      Highest contract charge 1.45% Class B       $135.12            --                  --            --         9.91%
      All contract charges                             --         6,573          $  890,720          0.81%          --
2011  Lowest contract charge 0.50% Class B        $133.07            --                  --            --        (5.43)%
      Highest contract charge 1.45% Class B       $122.94            --                  --            --        (6.34)%
      All contract charges                             --         6,568          $  807,708          1.45%          --
2010  Lowest contract charge 0.50% Class B        $140.71            --                  --            --        11.00%
      Highest contract charge 1.45% Class B       $131.26            --                  --            --         9.94%
      All contract charges                             --         6,277          $  822,427          1.82%          --
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B        $123.27            --                  --            --         5.77%
      Highest contract charge 1.45% Class B       $127.03            --                  --            --         4.65%
      All contract charges                             --           722          $   92,522          2.38%          --
2013  Lowest contract charge 0.40% Class B        $116.54            --                  --            --        14.12%
      Highest contract charge 1.45% Class B       $121.38            --                  --            --        12.92%
      All contract charges                             --           664          $   81,308          2.40%          --
2012  Lowest contract charge 0.40% Class B (f)    $102.12            --                  --            --         2.16%
      Highest contract charge 1.45% Class B       $107.49            --                  --            --         9.61%
      All contract charges                             --           669          $   72,627          3.08%          --

                                    FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY (CONTINUED)
2011     Lowest contract charge 0.50% Class B          $103.19           --                  --             --        (0.42)%
         Highest contract charge 1.45% Class B         $ 98.07           --                  --             --        (1.37)%
         All contract charges                               --          717             $70,812           3.23%          --
2010     Lowest contract charge 0.50% Class B          $103.63           --                  --             --        10.75%
         Highest contract charge 1.45% Class B         $ 99.43           --                  --             --         9.68%
         All contract charges                               --          785             $78,731           3.04%          --
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
         Unit Value 0.50% to 1.45%*
2014     Lowest contract charge 0.50% Class B          $149.03           --                  --             --         1.62%
         Highest contract charge 1.45% Class B         $137.60           --                  --             --         0.64%
         All contract charges                               --          137             $18,940           0.02%          --
2013     Lowest contract charge 0.50% Class B          $146.66           --                  --             --        36.00%
         Highest contract charge 1.45% Class B         $136.72           --                  --             --        34.70%
         All contract charges                               --          144             $19,941           0.11%          --
2012     Lowest contract charge 0.50% Class B          $107.84           --                  --             --        16.24%
         Highest contract charge 1.45% Class B         $101.50           --                  --             --        15.13%
         All contract charges                               --          148             $15,132           0.72%          --
2011     Lowest contract charge 0.50% Class B          $ 92.77           --                  --             --       (10.03)%
         Highest contract charge 1.45% Class B         $ 88.16           --                  --             --       (10.89)%
         All contract charges                               --          156             $13,851           0.14%          --
2010     Lowest contract charge 0.50% Class B          $103.11           --                  --             --        23.65%
         Highest contract charge 1.45% Class B         $ 98.93           --                  --             --        22.47%
         All contract charges                               --          156             $15,611           0.19%          --
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
         Unit Value 0.50% to 1.34%*
2014     Lowest contract charge 0.50% Class B          $117.85           --                  --             --         4.94%
         Highest contract charge 1.34% Class B         $110.47           --                  --             --         4.06%
         All contract charges                               --          646             $72,011           1.75%          --
2013     Lowest contract charge 0.50% Class B          $112.30           --                  --             --        22.68%
         Highest contract charge 1.34% Class B         $106.16           --                  --             --        21.63%
         All contract charges                               --          599             $64,174           1.18%          --
2012     Lowest contract charge 0.50% Class B          $ 91.54           --                  --             --        14.14%
         Highest contract charge 1.34% Class B         $ 87.28           --                  --             --        13.19%
         All contract charges                               --          589             $51,679           1.81%          --
2011     Lowest contract charge 0.50% Class B          $ 80.20           --                  --             --        (4.92)%
         Highest contract charge 1.34% Class B         $ 77.11           --                  --             --        (5.72)%
         All contract charges                               --          598             $46,424           1.83%          --
2010     Lowest contract charge 0.50% Class B          $ 84.35           --                  --             --         9.84%
         Highest contract charge 1.45% Class B         $ 81.46           --                  --             --         8.79%
         All contract charges                               --          593             $48,725           2.10%          --
AXA/LOOMIS SAYLES GROWTH
         Unit Value 0.40% to 1.45%*
2014     Lowest contract charge 0.40% Class B          $136.11           --                  --             --         7.39%
         Highest contract charge 1.45% Class B         $186.11           --                  --             --         6.26%
         All contract charges                               --          223             $42,010           0.11%          --
2013     Lowest contract charge 0.40% Class B          $126.74           --                  --             --        26.75%
         Highest contract charge 1.45% Class B         $175.15           --                  --             --        25.43%
         All contract charges                               --          255             $44,612           0.81%          --
2012     Lowest contract charge 0.40% Class B (f)      $ 99.99           --                  --             --        (0.22)%
         Highest contract charge 1.45% Class B         $139.64           --                  --             --        10.94%
         All contract charges                               --          277             $38,861           0.84%          --
2011     Lowest contract charge 0.70% Class B          $132.95           --                  --             --         2.16%
         Highest contract charge 1.45% Class B         $125.87           --                  --             --         1.39%
         All contract charges                               --          295             $37,352           0.50%          --

                                    FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
AXA/LOOMIS SAYLES GROWTH (CONTINUED)
2010    Lowest contract charge 0.50% Class B     $131.79           --                  --             --         7.68%
        Highest contract charge 1.45% Class B    $124.15           --                  --             --         6.65%
        All contract charges                          --          325             $40,465           0.61%          --
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
        Unit Value 0.50% to 1.45%*
2014    Lowest contract charge 0.50% Class B     $140.68           --                  --             --         9.16%
        Highest contract charge 1.45% Class B    $129.89           --                  --             --         8.11%
        All contract charges                          --          225             $29,735           1.75%          --
2013    Lowest contract charge 0.50% Class B     $128.88           --                  --             --        28.62%
        Highest contract charge 1.45% Class B    $120.15           --                  --             --        27.40%
        All contract charges                          --          251             $30,649           0.70%          --
2012    Lowest contract charge 0.50% Class B     $100.20           --                  --             --        13.63%
        Highest contract charge 1.45% Class B    $ 94.31           --                  --             --        12.54%
        All contract charges                          --          277             $26,266           1.35%          --
2011    Lowest contract charge 0.50% Class B     $ 88.18           --                  --             --        (4.93)%
        Highest contract charge 1.45% Class B    $ 83.80           --                  --             --        (5.83)%
        All contract charges                          --          308             $25,979           0.90%          --
2010    Lowest contract charge 0.50% Class B     $ 92.75           --                  --             --        11.37%
        Highest contract charge 1.45% Class B    $ 88.99           --                  --             --        10.31%
        All contract charges                          --          342             $30,620           1.86%          --
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
        Unit Value 0.50% to 1.45%*
2014    Lowest contract charge 0.50% Class B     $123.46           --                  --             --         0.59%
        Highest contract charge 1.45% Class B    $114.00           --                  --             --        (0.37)%
        All contract charges                          --          405             $46,619           1.40%          --
2013    Lowest contract charge 0.50% Class B     $122.73           --                  --             --        26.30%
        Highest contract charge 1.45% Class B    $114.42           --                  --             --        25.10%
        All contract charges                          --          394             $45,428           0.82%          --
2012    Lowest contract charge 0.50% Class B     $ 97.17           --                  --             --        18.75%
        Highest contract charge 1.45% Class B    $ 91.46           --                  --             --        17.60%
        All contract charges                          --          379             $34,837           1.35%          --
2011    Lowest contract charge 0.50% Class B     $ 81.83           --                  --             --        (8.76)%
        Highest contract charge 1.45% Class B    $ 77.77           --                  --             --        (9.62)%
        All contract charges                          --          375             $29,358           1.82%          --
2010    Lowest contract charge 0.50% Class B     $ 89.69           --                  --             --         7.45%
        Highest contract charge 1.45% Class B    $ 86.05           --                  --             --         6.42%
        All contract charges                          --          363             $31,436           1.51%          --
CHARTER/SM/ MULTI-SECTOR BOND
        Unit Value 0.70% to 1.45%*
2014    Lowest contract charge 0.70% Class A     $119.08           --                  --             --         1.66%
        Highest contract charge 1.45% Class A    $ 97.76           --                  --             --         0.90%
        All contract charges                          --          433             $72,235           2.48%          --
2013    Lowest contract charge 0.70% Class A     $117.13           --                  --             --        (1.70)%
        Highest contract charge 1.45% Class A    $ 96.89           --                  --             --        (2.45)%
        All contract charges                          --          476             $78,335           3.40%          --
2012    Lowest contract charge 0.50% Class A     $102.94           --                  --             --         4.81%
        Highest contract charge 1.45% Class A    $ 99.32           --                  --             --         3.80%
        All contract charges                          --          520             $87,757           2.29%          --
2011    Lowest contract charge 0.50% Class A     $ 98.22           --                  --             --         4.80%
        Highest contract charge 1.45% Class A    $ 95.68           --                  --             --         3.81%
        All contract charges                          --          546             $88,897           3.96%          --
2010    Lowest contract charge 0.50% Class A     $ 93.72           --                  --             --         6.36%
        Highest contract charge 1.45% Class A    $ 92.17           --                  --             --         5.35%
        All contract charges                          --          586             $92,038           2.82%          --

                                    FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
CHARTER/SM/ MULTI-SECTOR BOND
      Unit Value 0.50% to 1.30%*
2014  Lowest contract charge 0.50% Class B       $134.01           --                  --             --         1.88%
      Highest contract charge 1.30% Class B      $ 95.70           --                  --             --         1.08%
      All contract charges                            --          262            $ 27,445           2.48%          --
2013  Lowest contract charge 0.50% Class B       $131.54           --                  --             --        (1.36)%
      Highest contract charge 1.30% Class B      $ 94.68           --                  --             --        (2.15)%
      All contract charges                            --          275            $ 28,502           3.40%          --
2012  Lowest contract charge 0.50% Class B       $133.36           --                  --             --         4.79%
      Highest contract charge 1.30% Class B      $ 96.76           --                  --             --         3.96%
      All contract charges                            --          300            $ 31,613           2.29%          --
2011  Lowest contract charge 0.50% Class B       $127.26           --                  --             --         4.55%
      Highest contract charge 1.30% Class B      $ 93.07           --                  --             --         3.72%
      All contract charges                            --          289            $ 29,574           3.96%          --
2010  Lowest contract charge 0.50% Class B       $121.72           --                  --             --         6.09%
      Highest contract charge 1.30% Class B      $ 89.73           --                  --             --         5.26%
      All contract charges                            --          305            $ 30,085           2.82%          --
CHARTER/SM/ SMALL CAP GROWTH
      Unit Value 0.70% to 1.45%*
2014  Lowest contract charge 0.70% Class B       $176.51           --                  --             --        (3.29)%
      Highest contract charge 1.45% Class B      $163.35           --                  --             --        (4.02)%
      All contract charges                            --          288            $ 47,082           0.00%          --
2013  Lowest contract charge 0.50% Class B       $185.94           --                  --             --        47.03%
      Highest contract charge 1.45% Class B      $170.19           --                  --             --        45.64%
      All contract charges                            --          340            $ 57,990           0.00%          --
2012  Lowest contract charge 0.50% Class B       $126.46           --                  --             --        10.81%
      Highest contract charge 1.45% Class B      $116.86           --                  --             --         9.76%
      All contract charges                            --          327            $ 38,523           0.00%          --
2011  Lowest contract charge 0.50% Class B       $114.12           --                  --             --       (16.10)%
      Highest contract charge 1.45% Class B      $106.47           --                  --             --       (16.90)%
      All contract charges                            --          365            $ 39,106           0.00%          --
2010  Lowest contract charge 0.50% Class B       $136.02           --                  --             --        27.01%
      Highest contract charge 1.45% Class B      $128.13           --                  --             --        25.81%
      All contract charges                            --          410            $ 52,764           0.00%          --
CHARTER/SM/ SMALL CAP VALUE
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $254.09           --                  --             --        (5.58)%
      Highest contract charge 1.45% Class B      $182.76           --                  --             --        (6.48)%
      All contract charges                            --          537            $126,327           0.16%          --
2013  Lowest contract charge 0.50% Class B       $269.12           --                  --             --        42.01%
      Highest contract charge 1.45% Class B      $195.43           --                  --             --        40.65%
      All contract charges                            --          592            $148,120           0.55%          --
2012  Lowest contract charge 0.50% Class B       $189.51           --                  --             --        16.19%
      Highest contract charge 1.45% Class B      $138.95           --                  --             --        15.08%
      All contract charges                            --          629            $112,152           0.58%          --
2011  Lowest contract charge 0.50% Class B       $163.11           --                  --             --        (9.47)%
      Highest contract charge 1.45% Class B      $120.74           --                  --             --       (10.34)%
      All contract charges                            --          696            $107,551           0.07%          --
2010  Lowest contract charge 0.50% Class B       $180.17           --                  --             --        23.89%
      Highest contract charge 1.45% Class B      $134.66           --                  --             --        22.70%
      All contract charges                            --          783            $134,605           0.15%          --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B (e)   $125.04           --                  --             --         4.25%
      Highest contract charge 1.34% Class B      $122.27           --                  --             --         3.37%
      All contract charges                            --           95            $ 11,621           1.09%          --

                                    FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                   YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
                                                                       UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT
                                                            UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO**
                                                            ---------- ----------------- ----------------- --------------
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES (CONTINUED)
2013        Lowest contract charge 0.70% Class B             $119.54            --                 --             --
            Highest contract charge 1.34% Class B            $118.28            --                 --             --
            All contract charges                                  --            46           $  5,435           0.42%
2012        Lowest contract charge 0.70% Class B (e)         $103.63            --                 --             --
            Highest contract charge 1.34% Class B (e)        $103.20            --                 --             --
            All contract charges                                  --            13           $  1,420           0.72%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
            Unit Value 0.70% to 1.45%*
2014        Lowest contract charge 0.70% Class A             $282.62            --                 --             --
            Highest contract charge 1.45% Class A            $233.78            --                 --             --
            All contract charges                                  --           955           $310,247           0.06%
2013        Lowest contract charge 0.70% Class A             $274.79            --                 --             --
            Highest contract charge 1.45% Class A            $229.03            --                 --             --
            All contract charges                                  --         1,032           $327,707           0.05%
2012        Lowest contract charge 0.50% Class A             $136.80            --                 --             --
            Highest contract charge 1.45% Class A            $168.20            --                 --             --
            All contract charges                                  --         1,112           $259,067           0.21%
2011        Lowest contract charge 0.50% Class A             $118.95            --                 --             --
            Highest contract charge 1.45% Class A            $147.66            --                 --             --
            All contract charges                                  --         1,220           $249,306           0.00%
2010        Lowest contract charge 0.50% Class A             $120.02            --                 --             --
            Highest contract charge 1.45% Class A            $150.43            --                 --             --
            All contract charges                                  --         1,331           $276,722           0.05%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
            Unit Value 0.50% to 1.30%*
2014        Lowest contract charge 0.50% Class B             $185.40            --                 --             --
            Highest contract charge 1.30% Class B            $179.33            --                 --             --
            All contract charges                                  --           248           $ 58,063           0.06%
2013        Lowest contract charge 0.50% Class B             $179.90            --                 --             --
            Highest contract charge 1.30% Class B            $175.39            --                 --             --
            All contract charges                                  --           250           $ 58,082           0.05%
2012        Lowest contract charge 0.50% Class B             $130.85            --                 --             --
            Highest contract charge 1.30% Class B            $128.59            --                 --             --
            All contract charges                                  --           248           $ 42,946           0.21%
2011        Lowest contract charge 0.50% Class B             $113.78            --                 --             --
            Highest contract charge 1.30% Class B            $112.70            --                 --             --
            All contract charges                                  --           255           $ 39,148           0.00%
2010        Lowest contract charge 0.50% Class B             $115.09            --                 --             --
            Highest contract charge 1.30% Class B            $114.91            --                 --             --
            All contract charges                                  --           280           $ 44,323           0.05%
EQ/BLACKROCK BASIC VALUE EQUITY
            Unit Value 0.50% to 1.45%*
2014        Lowest contract charge 0.50% Class B             $235.89            --                 --             --
            Highest contract charge 1.45% Class B            $255.41            --                 --             --
            All contract charges                                  --         2,356           $693,101           1.09%
2013        Lowest contract charge 0.50% Class B             $216.10            --                 --             --
            Highest contract charge 1.45% Class B            $236.25            --                 --             --
            All contract charges                                  --         2,291           $629,177           1.65%
2012        Lowest contract charge 0.50% Class B             $157.69            --                 --             --
            Highest contract charge 1.45% Class B            $174.05            --                 --             --
            All contract charges                                  --         2,239           $456,812           1.59%
2011        Lowest contract charge 0.50% Class B             $139.47            --                 --             --
            Highest contract charge 1.45% Class B            $155.42            --                 --             --
            All contract charges                                  --         2,193           $402,728           1.27%

                                                --------
                                                  TOTAL
                                                RETURN***
                                                ---------

Lowest contract charge 0.70% Class B              15.35%
Highest contract charge 1.34% Class B             14.61%
All contract charges                                 --
Lowest contract charge 0.70% Class B (e)           6.00%
Highest contract charge 1.34% Class B (e)          5.62%
All contract charges                                 --

Unit Value 0.70% to 1.45%*
Lowest contract charge 0.70% Class A               2.85%
Highest contract charge 1.45% Class A              2.07%
All contract charges                                 --
Lowest contract charge 0.70% Class A              37.20%
Highest contract charge 1.45% Class A             36.17%
All contract charges                                 --
Lowest contract charge 0.50% Class A              15.01%
Highest contract charge 1.45% Class A             13.91%
All contract charges                                 --
Lowest contract charge 0.50% Class A              (0.89)%
Highest contract charge 1.45% Class A             (1.84)%
All contract charges                                 --
Lowest contract charge 0.50% Class A              32.92%
Highest contract charge 1.45% Class A             31.64%
All contract charges                                 --

Unit Value 0.50% to 1.30%*
Lowest contract charge 0.50% Class B               3.06%
Highest contract charge 1.30% Class B              2.25%
All contract charges                                 --
Lowest contract charge 0.50% Class B              37.49%
Highest contract charge 1.30% Class B             36.39%
All contract charges                                 --
Lowest contract charge 0.50% Class B              15.00%
Highest contract charge 1.30% Class B             14.10%
All contract charges                                 --
Lowest contract charge 0.50% Class B              (1.14)%
Highest contract charge 1.30% Class B             (1.92)%
All contract charges                                 --
Lowest contract charge 0.50% Class B              32.58%
Highest contract charge 1.30% Class B             31.54%
All contract charges                                 --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Class B               9.16%
Highest contract charge 1.45% Class B              8.11%
All contract charges                                 --
Lowest contract charge 0.50% Class B              37.04%
Highest contract charge 1.45% Class B             35.74%
All contract charges                                 --
Lowest contract charge 0.50% Class B              13.06%
Highest contract charge 1.45% Class B             11.99%
All contract charges                                 --
Lowest contract charge 0.50% Class B              (3.59)%
Highest contract charge 1.45% Class B             (4.51)%
All contract charges                                 --

                                    FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
EQ/BLACKROCK BASIC VALUE EQUITY (CONTINUED)
2010  Lowest contract charge 0.50% Class B       $144.66            --                 --             --        11.72%
      Highest contract charge 1.45% Class B      $162.76            --                 --             --        10.66%
      All contract charges                            --         2,041           $397,717           1.33%          --
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $190.90            --                 --             --         8.13%
      Highest contract charge 1.45% Class B      $173.06            --                 --             --         7.09%
      All contract charges                            --           630           $109,337           1.56%          --
2013  Lowest contract charge 0.50% Class B       $176.55            --                 --             --        31.10%
      Highest contract charge 1.45% Class B      $161.60            --                 --             --        29.85%
      All contract charges                            --           649           $105,279           2.16%          --
2012  Lowest contract charge 0.50% Class B       $134.67            --                 --             --        17.15%
      Highest contract charge 1.45% Class B      $124.45            --                 --             --        16.02%
      All contract charges                            --           564           $ 70,741           2.09%          --
2011  Lowest contract charge 0.50% Class B       $114.96            --                 --             --        (0.90)%
      Highest contract charge 1.45% Class B      $107.27            --                 --             --        (1.84)%
      All contract charges                            --           516           $ 55,550           1.86%          --
2010  Lowest contract charge 0.50% Class B       $116.00            --                 --             --        15.13%
      Highest contract charge 1.45% Class B      $109.28            --                 --             --        14.03%
      All contract charges                            --           528           $ 57,712           2.42%          --
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B       $153.55            --                 --             --        13.15%
      Highest contract charge 1.45% Class B      $167.13            --                 --             --        11.96%
      All contract charges                            --           326           $ 43,049           0.82%          --
2013  Lowest contract charge 0.40% Class B       $135.70            --                 --             --        33.80%
      Highest contract charge 1.45% Class B      $149.27            --                 --             --        32.38%
      All contract charges                            --           312           $ 36,819           0.79%          --
2012  Lowest contract charge 0.40% Class B (f)   $101.42            --                 --             --         1.04%
      Highest contract charge 1.45% Class B      $112.76            --                 --             --        15.05%
      All contract charges                            --           301           $ 26,789           1.00%          --
2011  Lowest contract charge 0.50% Class B       $ 75.24            --                 --             --        (0.24)%
      Highest contract charge 1.35% Class B      $ 76.58            --                 --             --        (1.07)%
      All contract charges                            --           304           $ 23,549           0.38%          --
2010  Lowest contract charge 0.50% Class B       $ 75.42            --                 --             --        11.96%
      Highest contract charge 1.45% Class B      $ 99.18            --                 --             --        10.89%
      All contract charges                            --           283           $ 22,061           0.05%          --
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 0.70% to 1.45%*
2014  Lowest contract charge 0.70% Class B       $216.67            --                 --             --         9.74%
      Highest contract charge 1.45% Class B      $192.85            --                 --             --         8.91%
      All contract charges                            --         1,058           $203,147           0.70%          --
2013  Lowest contract charge 0.70% Class B       $197.44            --                 --             --        30.84%
      Highest contract charge 1.45% Class B      $177.07            --                 --             --        29.85%
      All contract charges                            --         1,151           $203,683           1.45%          --
2012  Lowest contract charge 0.70% Class B       $150.90            --                 --             --        16.59%
      Highest contract charge 1.45% Class B      $136.36            --                 --             --        15.71%
      All contract charges                            --         1,220           $166,755           0.91%          --
2011  Lowest contract charge 0.70% Class B       $129.43            --                 --             --         3.27%
      Highest contract charge 1.45% Class B      $117.85            --                 --             --         2.50%
      All contract charges                            --         1,313           $155,656           0.71%          --
2010  Lowest contract charge 0.50% Class B       $114.78            --                 --             --        15.22%
      Highest contract charge 1.45% Class B      $114.98            --                 --             --        14.12%
      All contract charges                            --         1,454           $168,794           0.74%          --

                                    FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
EQ/COMMON STOCK INDEX
      Unit Value 0.70% to 1.45%*
2014  Lowest contract charge 0.70% Class A       $227.59            --                  --            --        11.27%
      Highest contract charge 1.45% Class A      $157.55            --                  --            --        10.43%
      All contract charges                            --         4,600          $2,238,543          1.22%          --
2013  Lowest contract charge 0.70% Class A       $204.53            --                  --            --        31.54%
      Highest contract charge 1.45% Class A      $142.67            --                  --            --        30.55%
      All contract charges                            --         5,042          $2,214,801          1.28%          --
2012  Lowest contract charge 0.50% Class A       $102.86            --                  --            --        15.02%
      Highest contract charge 1.45% Class A      $109.28            --                  --            --        13.92%
      All contract charges                            --         5,579          $1,869,594          1.54%          --
2011  Lowest contract charge 0.50% Class A       $ 89.43            --                  --            --         0.28%
      Highest contract charge 1.45% Class A      $ 95.93            --                  --            --        (0.68)%
      All contract charges                            --         6,234          $1,826,842          1.45%          --
2010  Lowest contract charge 0.50% Class A       $ 89.18            --                  --            --        15.58%
      Highest contract charge 1.49% Class A      $311.66            --                  --            --        14.67%
      All contract charges                            --         6,983          $2,055,925          1.50%          --
EQ/COMMON STOCK INDEX
      Unit Value 0.40% to 1.30%*
2014  Lowest contract charge 0.40% Class B       $150.16            --                  --            --        11.61%
      Highest contract charge 1.30% Class B      $139.83            --                  --            --        10.61%
      All contract charges                            --           888          $  134,632          1.22%          --
2013  Lowest contract charge 0.40% Class B       $134.54            --                  --            --        31.94%
      Highest contract charge 1.30% Class B      $126.42            --                  --            --        30.76%
      All contract charges                            --           908          $  125,249          1.28%          --
2012  Lowest contract charge 0.40% Class B (f)   $101.97            --                  --            --         1.74%
      Highest contract charge 1.30% Class B      $ 96.68            --                  --            --        14.12%
      All contract charges                            --           895          $   93,945          1.54%          --
2011  Lowest contract charge 0.50% Class B       $ 86.56            --                  --            --         0.03%
      Highest contract charge 1.30% Class B      $ 84.72            --                  --            --        (0.76)%
      All contract charges                            --           981          $   90,393          1.45%          --
2010  Lowest contract charge 0.50% Class B       $ 86.53            --                  --            --        15.30%
      Highest contract charge 1.30% Class B      $ 85.37            --                  --            --        14.38%
      All contract charges                            --         1,085          $  100,911          1.50%          --
EQ/CORE BOND INDEX
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B       $101.04            --                  --            --         2.01%
      Highest contract charge 1.45% Class B      $114.11            --                  --            --         0.94%
      All contract charges                            --           956          $  111,253          1.30%          --
2013  Lowest contract charge 0.40% Class B       $ 99.05            --                  --            --        (1.99)%
      Highest contract charge 1.45% Class B      $113.05            --                  --            --        (3.02)%
      All contract charges                            --           981          $  112,879          1.15%          --
2012  Lowest contract charge 0.40% Class B (f)   $101.06            --                  --            --         1.02%
      Highest contract charge 1.45% Class B      $116.57            --                  --            --         1.66%
      All contract charges                            --         1,022          $  120,948          1.43%          --
2011  Lowest contract charge 0.50% Class B       $126.30            --                  --            --         4.28%
      Highest contract charge 1.45% Class B      $114.67            --                  --            --         3.29%
      All contract charges                            --         1,056          $  122,833          1.85%          --
2010  Lowest contract charge 0.50% Class B       $121.12            --                  --            --         5.25%
      Highest contract charge 1.45% Class B      $111.02            --                  --            --         4.25%
      All contract charges                            --         1,128          $  127,022          2.18%          --
EQ/EMERGING MARKETS EQUITY PLUS
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B       $ 91.49            --                  --            --        (3.64)%
      Highest contract charge 1.34% Class B      $ 90.22            --                  --            --        (4.46)%
      All contract charges                            --            33          $    3,010          0.73%          --

                                    FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/EMERGING MARKETS EQUITY PLUS (CONTINUED)
2013  Lowest contract charge 0.50% Class B (g)    $ 94.95            --                 --             --        (4.18)%
      Highest contract charge 1.34% Class B (g)   $ 94.43            --                 --             --        (4.67)%
      All contract charges                             --            12           $  1,233           1.05%          --
EQ/EQUITY 500 INDEX
      Unit Value 0.70% to 1.45%*
2014  Lowest contract charge 0.70% Class A        $249.84            --                 --             --        12.19%
      Highest contract charge 1.45% Class A       $174.44            --                 --             --        11.34%
      All contract charges                             --         2,097           $950,100           1.41%          --
2013  Lowest contract charge 0.70% Class A        $222.70            --                 --             --        30.59%
      Highest contract charge 1.45% Class A       $156.67            --                 --             --        29.60%
      All contract charges                             --         2,171           $883,708           1.48%          --
2012  Lowest contract charge 0.50% Class A        $112.35            --                 --             --        14.65%
      Highest contract charge 1.45% Class A       $120.89            --                 --             --        13.57%
      All contract charges                             --         2,282           $715,915           1.69%          --
2011  Lowest contract charge 0.50% Class A        $ 97.99            --                 --             --         1.26%
      Highest contract charge 1.45% Class A       $106.45            --                 --             --         0.29%
      All contract charges                             --         2,408           $665,749           1.68%          --
2010  Lowest contract charge 0.50% Class A        $ 96.77            --                 --             --        14.09%
      Highest contract charge 1.45% Class A       $106.14            --                 --             --        13.00%
      All contract charges                             --         2,548           $703,946           1.65%          --
EQ/EQUITY 500 INDEX
      Unit Value 0.40% to 1.30%*
2014  Lowest contract charge 0.40% Class B        $149.21            --                 --             --        12.53%
      Highest contract charge 1.30% Class B       $152.88            --                 --             --        11.52%
      All contract charges                             --         1,253           $207,743           1.41%          --
2013  Lowest contract charge 0.40% Class B        $132.60            --                 --             --        30.99%
      Highest contract charge 1.30% Class B       $137.09            --                 --             --        29.83%
      All contract charges                             --         1,095           $162,807           1.48%          --
2012  Lowest contract charge 0.40% Class B (f)    $101.23            --                 --             --         1.05%
      Highest contract charge 1.30% Class B       $105.59            --                 --             --        13.75%
      All contract charges                             --           986           $112,301           1.69%          --
2011  Lowest contract charge 0.50% Class B        $ 96.88            --                 --             --         1.01%
      Highest contract charge 1.30% Class B       $ 92.83            --                 --             --         0.21%
      All contract charges                             --           937           $ 94,390           1.68%          --
2010  Lowest contract charge 0.50% Class B        $ 95.91            --                 --             --        13.80%
      Highest contract charge 1.30% Class B       $ 92.64            --                 --             --        12.91%
      All contract charges                             --           909           $ 91,565           1.65%          --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B        $155.35            --                 --             --         1.13%
      Highest contract charge 1.34% Class B       $143.13            --                 --             --         0.28%
      All contract charges                             --           141           $ 20,188           0.00%          --
2013  Lowest contract charge 0.50% Class B        $153.61            --                 --             --        10.43%
      Highest contract charge 1.45% Class B       $141.35            --                 --             --         9.37%
      All contract charges                             --           149           $ 21,110           0.42%          --
2012  Lowest contract charge 0.50% Class B        $139.10            --                 --             --         4.72%
      Highest contract charge 1.45% Class B       $129.24            --                 --             --         3.72%
      All contract charges                             --           150           $ 19,467           0.00%          --
2011  Lowest contract charge 0.50% Class B        $132.83            --                 --             --         0.84%
      Highest contract charge 1.45% Class B       $124.60            --                 --             --        (0.12)%
      All contract charges                             --           159           $ 19,826           0.18%          --
2010  Lowest contract charge 0.50% Class B        $131.72            --                 --             --         9.08%
      Highest contract charge 1.45% Class B       $124.75            --                 --             --         8.04%
      All contract charges                             --           151           $ 18,664           0.00%          --

                                    FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B        $153.61            --                 --             --         2.66%
      Highest contract charge 1.45% Class B       $281.18            --                 --             --         1.57%
      All contract charges                             --         2,576           $717,726           0.28%          --
2013  Lowest contract charge 0.40% Class B        $149.63            --                 --             --        38.56%
      Highest contract charge 1.45% Class B       $276.83            --                 --             --        37.10%
      All contract charges                             --         2,476           $678,585           0.28%          --
2012  Lowest contract charge 0.40% Class B (f)    $107.99            --                 --             --         7.26%
      Highest contract charge 1.45% Class B       $201.92            --                 --             --        16.14%
      All contract charges                             --         2,285           $456,724           1.31%          --
2011  Lowest contract charge 0.50% Class B        $186.34            --                 --             --        (3.97)%
      Highest contract charge 1.45% Class B       $173.86            --                 --             --        (4.89)%
      All contract charges                             --         2,138           $367,988           0.08%          --
2010  Lowest contract charge 0.50% Class B        $194.05            --                 --             --        31.98%
      Highest contract charge 1.45% Class B       $182.80            --                 --             --        30.72%
      All contract charges                             --         1,887           $341,922           0.39%          --
EQ/GLOBAL BOND PLUS
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $129.77            --                 --             --         0.39%
      Highest contract charge 1.45% Class B       $118.76            --                 --             --        (0.58)%
      All contract charges                             --           573           $ 69,454           0.66%          --
2013  Lowest contract charge 0.50% Class B        $129.27            --                 --             --        (3.00)%
      Highest contract charge 1.45% Class B       $119.45            --                 --             --        (3.93)%
      All contract charges                             --           616           $ 74,946           0.01%          --
2012  Lowest contract charge 0.50% Class B        $133.27            --                 --             --         3.20%
      Highest contract charge 1.45% Class B       $124.33            --                 --             --         2.21%
      All contract charges                             --           684           $ 86,443           1.44%          --
2011  Lowest contract charge 0.50% Class B        $129.14            --                 --             --         3.88%
      Highest contract charge 1.45% Class B       $121.64            --                 --             --         2.89%
      All contract charges                             --           678           $ 83,622           3.45%          --
2010  Lowest contract charge 0.50% Class B        $124.32            --                 --             --         5.78%
      Highest contract charge 1.45% Class B       $118.22            --                 --             --         4.76%
      All contract charges                             --           613           $ 73,535           2.99%          --
EQ/HIGH YIELD BOND
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B (g)    $103.27            --                 --             --         1.40%
      Highest contract charge 1.34% Class B       $101.84            --                 --             --         0.54%
      All contract charges                             --            30           $  3,131           5.58%          --
2013  Lowest contract charge 0.90% Class B (g)    $101.58            --                 --             --         1.91%
      Highest contract charge 1.34% Class B (g)   $101.29            --                 --             --         1.63%
      All contract charges                             --            10           $  1,010           8.79%          --
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.70% to 1.45%*
2014  Lowest contract charge 0.70% Class A        $165.23            --                 --             --         0.82%
      Highest contract charge 1.45% Class A       $140.12            --                 --             --         0.06%
      All contract charges                             --           295           $ 50,548           0.39%          --
2013  Lowest contract charge 0.70% Class A        $163.88            --                 --             --        (2.33)%
      Highest contract charge 1.45% Class A       $140.04            --                 --             --        (3.07)%
      All contract charges                             --           336           $ 56,347           0.21%          --
2012  Lowest contract charge 0.70% Class A        $167.79            --                 --             --         0.27%
      Highest contract charge 1.45% Class A       $144.47            --                 --             --        (0.49)%
      All contract charges                             --           374           $ 64,905           0.24%          --
2011  Lowest contract charge 0.70% Class A        $167.34            --                 --             --         4.82%
      Highest contract charge 1.45% Class A       $145.18            --                 --             --         4.03%
      All contract charges                             --           406           $ 71,034           0.59%          --
2010  Lowest contract charge 0.50% Class A        $112.11            --                 --             --         3.96%
      Highest contract charge 1.45% Class A       $139.56            --                 --             --         2.96%
      All contract charges                             --           441           $ 74,135           1.34%          --

                                    FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.50% to 1.30%*
2014  Lowest contract charge 0.50% Class B       $147.34            --                 --             --         1.02%
      Highest contract charge 1.30% Class B      $108.20            --                 --             --         0.22%
      All contract charges                            --           117           $ 15,511           0.39%          --
2013  Lowest contract charge 0.50% Class B       $145.85            --                 --             --        (2.13)%
      Highest contract charge 1.30% Class B      $107.96            --                 --             --        (2.90)%
      All contract charges                            --           132           $ 17,667           0.21%          --
2012  Lowest contract charge 0.50% Class B       $149.03            --                 --             --         0.47%
      Highest contract charge 1.30% Class B      $111.19            --                 --             --        (0.32)%
      All contract charges                            --           161           $ 22,012           0.24%          --
2011  Lowest contract charge 0.90% Class B       $151.15            --                 --             --         4.35%
      Highest contract charge 1.30% Class B      $111.55            --                 --             --         3.94%
      All contract charges                            --           176           $ 24,234           0.59%          --
2010  Lowest contract charge 0.50% Class B       $141.57            --                 --             --         3.70%
      Highest contract charge 1.30% Class B      $107.32            --                 --             --         2.87%
      All contract charges                            --           177           $ 23,904           1.34%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.70% to 1.45%*
2014  Lowest contract charge 0.70% Class A       $136.30            --                 --             --        (7.55)%
      Highest contract charge 1.45% Class A      $107.22            --                 --             --        (8.25)%
      All contract charges                            --         2,554           $352,788           2.95%          --
2013  Lowest contract charge 0.70% Class A       $147.43            --                 --             --        20.62%
      Highest contract charge 1.45% Class A      $116.86            --                 --             --        19.71%
      All contract charges                            --         2,709           $407,476           2.22%          --
2012  Lowest contract charge 0.50% Class A       $ 78.26            --                 --             --        15.68%
      Highest contract charge 1.45% Class A      $ 97.62            --                 --             --        14.58%
      All contract charges                            --         2,926           $367,081           2.99%          --
2011  Lowest contract charge 0.50% Class A       $ 67.65            --                 --             --       (12.42)%
      Highest contract charge 1.45% Class A      $ 85.20            --                 --             --       (13.26)%
      All contract charges                            --         3,187           $348,671           2.95%          --
2010  Lowest contract charge 0.50% Class A       $ 77.24            --                 --             --         4.95%
      Highest contract charge 1.45% Class A      $ 98.22            --                 --             --         3.96%
      All contract charges                            --         3,485           $439,022           2.46%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.40% to 1.30%*
2014  Lowest contract charge 0.40% Class B (f)   $123.24            --                 --             --        (7.28)%
      Highest contract charge 1.30% Class B      $ 81.06            --                 --             --        (8.10)%
      All contract charges                            --           369           $ 37,872           2.95%          --
2013  Lowest contract charge 0.50% Class B       $123.74            --                 --             --        20.86%
      Highest contract charge 1.30% Class B      $ 88.20            --                 --             --        19.90%
      All contract charges                            --           418           $ 47,134           2.22%          --
2012  Lowest contract charge 0.50% Class B       $102.38            --                 --             --        15.68%
      Highest contract charge 1.30% Class B      $ 73.56            --                 --             --        14.78%
      All contract charges                            --           456           $ 42,914           2.99%          --
2011  Lowest contract charge 0.50% Class B       $ 88.50            --                 --             --       (12.64)%
      Highest contract charge 1.30% Class B      $ 64.09            --                 --             --       (13.33)%
      All contract charges                            --           537           $ 44,371           2.95%          --
2010  Lowest contract charge 0.50% Class B       $101.30            --                 --             --         4.69%
      Highest contract charge 1.30% Class B      $ 73.95            --                 --             --         3.86%
      All contract charges                            --           614           $ 58,834           2.46%          --
EQ/INVESCO COMSTOCK (K)(L)
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $180.41            --                 --             --         8.37%
      Highest contract charge 1.45% Class B      $164.43            --                 --             --         7.34%
      All contract charges                            --           763           $125,870           1.98%          --

                                    FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
EQ/INVESCO COMSTOCK (CONTINUED)
2013  Lowest contract charge 0.50% Class B       $166.47            --                 --             --        34.36%
      Highest contract charge 1.45% Class B      $153.19            --                 --             --        33.08%
      All contract charges                            --           267           $ 41,252           4.48%          --
2012  Lowest contract charge 0.50% Class B       $123.90            --                 --             --        17.83%
      Highest contract charge 1.45% Class B      $115.11            --                 --             --        16.70%
      All contract charges                            --           229           $ 26,677           1.29%          --
2011  Lowest contract charge 0.70% Class B       $103.75            --                 --             --        (2.67)%
      Highest contract charge 1.45% Class B      $ 98.64            --                 --             --        (3.40)%
      All contract charges                            --           230           $ 22,874           1.38%          --
2010  Lowest contract charge 0.50% Class B       $107.82            --                 --             --        14.64%
      Highest contract charge 1.45% Class B      $102.11            --                 --             --        13.55%
      All contract charges                            --           227           $ 23,239           1.31%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B (f)   $161.14            --                 --             --        13.92%
      Highest contract charge 1.45% Class B      $167.88            --                 --             --        12.72%
      All contract charges                            --           326           $ 66,253           1.07%          --
2013  Lowest contract charge 0.70% Class B       $169.26            --                 --             --        34.84%
      Highest contract charge 1.45% Class B      $148.94            --                 --             --        33.82%
      All contract charges                            --           325           $ 59,293           2.02%          --
2012  Lowest contract charge 0.70% Class B       $125.53            --                 --             --        15.24%
      Highest contract charge 1.45% Class B      $111.30            --                 --             --        14.36%
      All contract charges                            --           334           $ 45,422           0.96%          --
2011  Lowest contract charge 0.70% Class B       $108.93            --                 --             --        (5.89)%
      Highest contract charge 1.45% Class B      $ 97.32            --                 --             --        (6.60)%
      All contract charges                            --           360           $ 43,245           1.04%          --
2010  Lowest contract charge 0.50% Class B       $116.66            --                 --             --        11.76%
      Highest contract charge 1.45% Class B      $104.20            --                 --             --        10.70%
      All contract charges                            --           384           $ 49,132           1.33%          --
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $127.32            --                 --             --        11.67%
      Highest contract charge 1.45% Class B      $122.04            --                 --             --        10.61%
      All contract charges                            --         1,489           $187,443           0.94%          --
2013  Lowest contract charge 0.50% Class B       $114.01            --                 --             --        31.83%
      Highest contract charge 1.45% Class B      $110.33            --                 --             --        30.57%
      All contract charges                            --         1,479           $167,886           0.98%          --
2012  Lowest contract charge 0.50% Class B       $ 86.48            --                 --             --        14.15%
      Highest contract charge 1.45% Class B      $ 84.50            --                 --             --        13.06%
      All contract charges                            --         1,516           $131,427           1.24%          --
2011  Lowest contract charge 0.50% Class B       $ 75.76            --                 --             --         1.84%
      Highest contract charge 1.45% Class B      $ 74.74            --                 --             --         0.88%
      All contract charges                            --         1,553           $118,553           0.88%          --
2010  Lowest contract charge 0.50% Class B       $ 74.39            --                 --             --        15.37%
      Highest contract charge 1.45% Class B      $ 74.09            --                 --             --        14.27%
      All contract charges                            --         1,628           $123,033           0.96%          --
EQ/LARGE CAP VALUE INDEX
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $104.31            --                 --             --        12.06%
      Highest contract charge 1.45% Class B      $ 95.45            --                 --             --        10.99%
      All contract charges                            --           660           $ 63,828           1.63%          --
2013  Lowest contract charge 0.70% Class B       $ 91.55            --                 --             --        30.67%
      Highest contract charge 1.45% Class B      $ 86.00            --                 --             --        29.67%
      All contract charges                            --           608           $ 52,859           1.54%          --

                                    FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP VALUE INDEX (CONTINUED)
2012  Lowest contract charge 0.70% Class B       $ 70.06            --                 --             --        15.78%
      Highest contract charge 1.45% Class B      $ 66.32            --                 --             --        14.90%
      All contract charges                            --           603           $ 40,229           2.04%          --
2011  Lowest contract charge 0.70% Class B       $ 60.51            --                 --             --        (1.03)%
      Highest contract charge 1.45% Class B      $ 57.72            --                 --             --        (1.77)%
      All contract charges                            --           616           $ 35,596           1.82%          --
2010  Lowest contract charge 0.50% Class B       $ 61.79            --                 --             --        14.04%
      Highest contract charge 1.45% Class B      $ 58.76            --                 --             --        12.97%
      All contract charges                            --           276           $ 16,209           1.51%          --
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B       $116.14            --                 --             --        (5.38)%
      Highest contract charge 1.45% Class B      $159.89            --                 --             --        (6.38)%
      All contract charges                            --           589           $ 93,805           0.95%          --
2013  Lowest contract charge 0.40% Class B       $122.75            --                 --             --        13.20%
      Highest contract charge 1.45% Class B      $170.79            --                 --             --        12.00%
      All contract charges                            --           572           $ 97,506           0.94%          --
2012  Lowest contract charge 0.40% Class B (f)   $108.44            --                 --             --         8.57%
      Highest contract charge 1.45% Class B      $152.49            --                 --             --        17.95%
      All contract charges                            --           529           $ 80,371           1.02%          --
2011  Lowest contract charge 0.50% Class B       $137.81            --                 --             --       (11.16)%
      Highest contract charge 1.45% Class B      $129.28            --                 --             --       (12.01)%
      All contract charges                            --           490           $ 63,068           0.66%          --
2010  Lowest contract charge 0.50% Class B       $155.13            --                 --             --        14.37%
      Highest contract charge 1.45% Class B      $146.92            --                 --             --        14.87%
      All contract charges                            --           448           $ 65,388           0.99%          --
EQ/MID CAP INDEX
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B       $150.64            --                 --             --         8.55%
      Highest contract charge 1.45% Class B      $176.19            --                 --             --         7.41%
      All contract charges                            --         2,613           $463,057           0.81%          --
2013  Lowest contract charge 0.40% Class B       $138.77            --                 --             --        32.05%
      Highest contract charge 1.45% Class B      $164.03            --                 --             --        30.66%
      All contract charges                            --         2,638           $434,850           0.79%          --
2012  Lowest contract charge 0.40% Class B (f)   $105.09            --                 --             --         4.58%
      Highest contract charge 1.45% Class B      $125.54            --                 --             --        15.38%
      All contract charges                            --         2,667           $336,215           0.99%          --
2011  Lowest contract charge 0.50% Class B       $124.17            --                 --             --        (2.89)%
      Highest contract charge 1.45% Class B      $108.81            --                 --             --        (3.82)%
      All contract charges                            --         2,759           $302,528           0.62%          --
2010  Lowest contract charge 0.50% Class B       $127.87            --                 --             --        25.12%
      Highest contract charge 1.45% Class B      $113.13            --                 --             --        23.93%
      All contract charges                            --         2,915           $331,992           0.76%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.45%*
2014  Lowest contract charge 0.00% Class A       $  1.00            --                 --             --         0.00%
      Highest contract charge 1.45% Class A      $112.04            --                 --             --        (1.45)%
      All contract charges                            --         1,244           $ 46,904           0.00%          --
2013  Lowest contract charge 0.00% Class A       $  1.00            --                 --             --         0.00%
      Highest contract charge 1.45% Class A      $113.69            --                 --             --        (1.45)%
      All contract charges                            --         1,837           $ 54,109           0.00%          --
2012  Lowest contract charge 0.00% Class A       $  1.00            --                 --             --         0.00%
      Highest contract charge 1.45% Class A      $115.36            --                 --             --        (1.45)%
      All contract charges                            --         1,618           $ 59,952           0.00%          --

                                    FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
EQ/MONEY MARKET (CONTINUED)
2011  Lowest contract charge 0.00% Class A       $  1.00            --                 --             --         0.00%
      Highest contract charge 1.45% Class A      $117.06            --                 --             --        (1.51)%
      All contract charges                            --         1,582           $ 66,822           0.01%          --
2010  Lowest contract charge 0.50% Class A       $106.54            --                 --             --        (0.40)%
      Highest contract charge 1.49% Class A      $ 35.91            --                 --             --        (1.51)%
      All contract charges                            --         1,522           $ 75,400           0.06%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.30%*
2014  Lowest contract charge 0.00% Class B       $  1.00            --                 --             --         0.00%
      Highest contract charge 1.30% Class B      $ 96.97            --                 --             --        (1.28)%
      All contract charges                            --         3,275           $ 27,356           0.00%          --
2013  Lowest contract charge 0.00% Class B       $  1.00            --                 --             --         0.00%
      Highest contract charge 1.30% Class B      $ 98.23            --                 --             --        (1.29)%
      All contract charges                            --         4,019           $ 32,095           0.00%          --
2012  Lowest contract charge 0.00% Class B       $  1.00            --                 --             --         0.00%
      Highest contract charge 1.30% Class B      $ 99.51            --                 --             --        (1.29)%
      All contract charges                            --         2,361           $ 34,491           0.00%          --
2011  Lowest contract charge 0.00% Class B       $  1.00            --                 --             --         0.00%
      Highest contract charge 1.30% Class B      $100.81            --                 --             --        (1.28)%
      All contract charges                            --           882           $ 38,034           0.01%          --
2010  Lowest contract charge 0.50% Class B       $117.46            --                 --             --        (0.49)%
      Highest contract charge 1.30% Class B      $102.12            --                 --             --        (1.28)%
      All contract charges                            --           328           $ 37,487           0.06%          --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B       $140.39            --                 --             --        (1.11)%
      Highest contract charge 1.45% Class B      $219.15            --                 --             --        (2.15)%
      All contract charges                            --         1,333           $287,981           0.00%          --
2013  Lowest contract charge 0.40% Class B       $141.96            --                 --             --        37.99%
      Highest contract charge 1.45% Class B      $223.97            --                 --             --        36.53%
      All contract charges                            --         1,315           $290,113           0.00%          --
2012  Lowest contract charge 0.40% Class B (f)   $102.88            --                 --             --         2.91%
      Highest contract charge 1.45% Class B      $164.04            --                 --             --         7.17%
      All contract charges                            --         1,334           $215,643           0.48%          --
2011  Lowest contract charge 0.50% Class B       $163.17            --                 --             --        (8.16)%
      Highest contract charge 1.45% Class B      $153.06            --                 --             --        (9.03)%
      All contract charges                            --         1,246           $187,783           0.26%          --
2010  Lowest contract charge 0.50% Class B       $177.66            --                 --             --        31.64%
      Highest contract charge 1.45% Class B      $168.26            --                 --             --        30.38%
      All contract charges                            --           997           $166,171           0.12%          --
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $151.18            --                 --             --         1.29%
      Highest contract charge 1.45% Class B      $139.58            --                 --             --         0.32%
      All contract charges                            --           729           $101,760           0.53%          --
2013  Lowest contract charge 0.50% Class B       $149.26            --                 --             --        25.70%
      Highest contract charge 1.45% Class B      $139.14            --                 --             --        24.50%
      All contract charges                            --           643           $ 89,648           2.48%          --
2012  Lowest contract charge 0.50% Class B       $118.74            --                 --             --        19.77%
      Highest contract charge 1.45% Class B      $111.76            --                 --             --        18.63%
      All contract charges                            --           555           $ 62,005           0.89%          --
2011  Lowest contract charge 0.50% Class B       $ 99.14            --                 --             --        (9.08)%
      Highest contract charge 1.45% Class B      $ 94.21            --                 --             --        (9.94)%
      All contract charges                            --           525           $ 49,427           0.83%          --
2010  Lowest contract charge 0.50% Class B       $109.04            --                 --             --        14.61%
      Highest contract charge 1.45% Class B      $104.61            --                 --             --        13.51%
      All contract charges                            --           356           $ 37,232           0.66%          --

                                    FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/PIMCO GLOBAL REAL RETURN
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $ 97.91            --                 --             --         7.32%
      Highest contract charge 1.45% Class B (g)   $ 96.38            --                 --             --         6.31%
      All contract charges                             --            96           $  9,392           7.98%          --
2013  Lowest contract charge 0.50% Class B (g)    $ 91.23            --                 --             --        (7.50)%
      Highest contract charge 1.34% Class B (g)   $ 90.73            --                 --             --        (7.98)%
      All contract charges                             --            25           $  2,381           0.18%          --
EQ/PIMCO ULTRA SHORT BOND
      Unit Value 1.10% to 1.10%*
2014  Lowest contract charge 1.10% Class A        $ 97.37            --                 --             --        (1.19)%
      Highest contract charge 1.10% Class A       $ 97.37            --                 --             --        (1.19)%
      All contract charges                             --             2           $    152           0.37%          --
2013  Lowest contract charge 1.10% Class A        $ 98.54            --                 --             --        (1.07)%
      Highest contract charge 1.10% Class A       $ 98.54            --                 --             --        (1.07)%
      All contract charges                             --             2           $    156           0.71%          --
2012  Lowest contract charge 1.10% Class A        $ 99.61            --                 --             --         0.38%
      Highest contract charge 1.25% Class A       $ 99.11            --                 --             --         0.23%
      All contract charges                             --             2           $    161           0.55%          --
2011  Lowest contract charge 1.10% Class A        $ 99.23            --                 --             --        (1.05)%
      Highest contract charge 1.25% Class A       $ 98.88            --                 --             --        (1.20)%
      All contract charges                             --             2           $    163           0.48%          --
2010  Lowest contract charge 1.10% Class A        $100.28            --                 --             --        (0.02)%
      Highest contract charge 1.25% Class A       $100.08            --                 --             --        (0.17)%
      All contract charges                             --             2           $    168           0.33%          --
EQ/PIMCO ULTRA SHORT BOND
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B        $113.14            --                 --             --        (0.59)%
      Highest contract charge 1.45% Class B       $103.12            --                 --             --        (1.54)%
      All contract charges                             --           932           $ 98,360           0.37%          --
2013  Lowest contract charge 0.50% Class B        $113.81            --                 --             --        (0.42)%
      Highest contract charge 1.45% Class B       $104.73            --                 --             --        (1.37)%
      All contract charges                             --         1,000           $106,875           0.71%          --
2012  Lowest contract charge 0.50% Class B        $114.29            --                 --             --         0.99%
      Highest contract charge 1.45% Class B       $106.18            --                 --             --         0.02%
      All contract charges                             --         1,066           $115,019           0.55%          --
2011  Lowest contract charge 0.50% Class B        $113.17            --                 --             --        (0.69)%
      Highest contract charge 1.45% Class B       $106.16            --                 --             --        (1.64)%
      All contract charges                             --         1,147           $123,827           0.48%          --
2010  Lowest contract charge 0.50% Class B        $113.96            --                 --             --         0.34%
      Highest contract charge 1.45% Class B       $107.93            --                 --             --        (0.62)%
      All contract charges                             --         1,333           $145,853           0.33%          --
EQ/QUALITY BOND PLUS
      Unit Value 0.70% to 1.45%*
2014  Lowest contract charge 0.70% Class A        $167.65            --                 --             --         2.18%
      Highest contract charge 1.45% Class A       $140.06            --                 --             --         1.40%
      All contract charges                             --           429           $ 76,711           0.97%          --
2013  Lowest contract charge 0.70% Class A        $164.07            --                 --             --        (2.96)%
      Highest contract charge 1.45% Class A       $138.12            --                 --             --        (3.70)%
      All contract charges                             --           470           $ 83,030           0.34%          --
2012  Lowest contract charge 0.70% Class A        $169.08            --                 --             --         1.94%
      Highest contract charge 1.45% Class A       $143.42            --                 --             --         1.16%
      All contract charges                             --           526           $ 96,066           0.60%          --
2011  Lowest contract charge 0.70% Class A        $165.87            --                 --             --         0.75%
      Highest contract charge 1.45% Class A       $141.77            --                 --             --         0.00%
      All contract charges                             --           586           $105,659           2.46%          --
2010  Lowest contract charge 0.50% Class A        $109.76            --                 --             --         5.93%
      Highest contract charge 1.45% Class A       $141.77            --                 --             --         4.93%
      All contract charges                             --           663           $119,757          10.69%          --

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
EQ/QUALITY BOND PLUS
      Unit Value 0.50% to 1.30%*
2014  Lowest contract charge 0.50% Class B       $148.34            --                 --             --         2.39%
      Highest contract charge 1.30% Class B      $104.34            --                 --             --         1.58%
      All contract charges                            --           169           $ 23,285           0.97%          --
2013  Lowest contract charge 0.50% Class B       $144.88            --                 --             --        (2.78)%
      Highest contract charge 1.30% Class B      $102.72            --                 --             --        (3.54)%
      All contract charges                            --           184           $ 24,978           0.34%          --
2012  Lowest contract charge 0.50% Class B       $149.02            --                 --             --         2.15%
      Highest contract charge 1.30% Class B      $106.49            --                 --             --         1.33%
      All contract charges                            --           207           $ 28,867           0.60%          --
2011  Lowest contract charge 0.50% Class B       $145.89            --                 --             --         0.72%
      Highest contract charge 1.30% Class B      $105.09            --                 --             --        (0.08)%
      All contract charges                            --           225           $ 31,270           2.46%          --
2010  Lowest contract charge 0.50% Class B       $144.85            --                 --             --         5.71%
      Highest contract charge 1.30% Class B      $105.17            --                 --             --         4.88%
      All contract charges                            --           257           $ 35,267          10.69%          --
EQ/SMALL COMPANY INDEX
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B       $149.84            --                 --             --         4.43%
      Highest contract charge 1.45% Class B      $236.15            --                 --             --         3.33%
      All contract charges                            --         1,091           $251,678           0.78%          --
2013  Lowest contract charge 0.40% Class B       $143.48            --                 --             --        36.90%
      Highest contract charge 1.45% Class B      $228.54            --                 --             --        35.46%
      All contract charges                            --         1,124           $250,855           0.97%          --
2012  Lowest contract charge 0.40% Class B (f)   $104.81            --                 --             --         3.94%
      Highest contract charge 1.45% Class B      $168.71            --                 --             --        13.86%
      All contract charges                            --         1,155           $190,669           1.51%          --
2011  Lowest contract charge 0.50% Class B       $163.21            --                 --             --        (4.48)%
      Highest contract charge 1.45% Class B      $148.17            --                 --             --        (5.39)%
      All contract charges                            --         1,195           $175,975           0.67%          --
2010  Lowest contract charge 0.50% Class B       $170.86            --                 --             --        25.19%
      Highest contract charge 1.45% Class B      $156.61            --                 --             --        24.00%
      All contract charges                            --         1,249           $194,601           0.97%          --
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B       $150.80            --                 --             --         8.21%
      Highest contract charge 1.45% Class B      $172.42            --                 --             --         7.07%
      All contract charges                            --         1,944           $337,268           0.00%          --
2013  Lowest contract charge 0.40% Class B       $139.36            --                 --             --        37.37%
      Highest contract charge 1.45% Class B      $161.04            --                 --             --        35.92%
      All contract charges                            --         1,842           $298,052           0.00%          --
2012  Lowest contract charge 0.40% Class B (f)   $101.45            --                 --             --         0.94%
      Highest contract charge 1.45% Class B      $118.48            --                 --             --        17.20%
      All contract charges                            --         1,724           $204,879           0.00%          --
2011  Lowest contract charge 0.50% Class B       $108.34            --                 --             --        (2.43)%
      Highest contract charge 1.45% Class B      $101.09            --                 --             --        (3.36)%
      All contract charges                            --         1,478           $149,894           0.00%          --
2010  Lowest contract charge 0.50% Class B       $111.04            --                 --             --        15.81%
      Highest contract charge 1.45% Class B      $104.60            --                 --             --        14.71%
      All contract charges                            --         1,301           $136,780           0.00%          --
EQ/UBS GROWTH & INCOME
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B       $200.20            --                 --             --        13.87%
      Highest contract charge 1.34% Class B      $183.58            --                 --             --        12.92%
      All contract charges                            --           179           $ 31,660           0.66%          --

                                    FSA-129

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
EQ/UBS GROWTH & INCOME (CONTINUED)
2013  Lowest contract charge 0.50% Class B                $175.81            --                 --             --        34.85%
      Highest contract charge 1.34% Class B               $162.58            --                 --             --        33.71%
      All contract charges                                     --           160           $ 25,154           1.01%          --
2012  Lowest contract charge 0.50% Class B                $130.37            --                 --             --        12.31%
      Highest contract charge 1.34% Class B               $121.59            --                 --             --        11.36%
      All contract charges                                     --           161           $ 18,984           0.84%          --
2011  Lowest contract charge 0.70% Class B                $114.40            --                 --             --        (3.50)%
      Highest contract charge 1.34% Class B               $109.19            --                 --             --        (4.12)%
      All contract charges                                     --           177           $ 18,894           0.73%          --
2010  Lowest contract charge 0.50% Class B                $120.05            --                 --             --        12.50%
      Highest contract charge 1.45% Class B               $113.09            --                 --             --        11.43%
      All contract charges                                     --           206           $ 22,949           0.73%          --
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B                $188.54            --                 --             --         3.28%
      Highest contract charge 1.45% Class B               $168.35            --                 --             --         2.30%
      All contract charges                                     --         1,111           $192,775           0.00%          --
2013  Lowest contract charge 0.50% Class B                $182.55            --                 --             --        38.38%
      Highest contract charge 1.45% Class B               $164.57            --                 --             --        37.06%
      All contract charges                                     --         1,169           $197,650           0.00%          --
2012  Lowest contract charge 0.50% Class B                $131.92            --                 --             --        19.83%
      Highest contract charge 1.45% Class B               $120.07            --                 --             --        18.68%
      All contract charges                                     --         1,067           $131,515           0.01%          --
2011  Lowest contract charge 0.50% Class B                $110.09            --                 --             --        (6.34)%
      Highest contract charge 1.45% Class B               $101.17            --                 --             --        (7.23)%
      All contract charges                                     --           930           $ 96,316           0.00%          --
2010  Lowest contract charge 0.50% Class B                $117.54            --                 --             --        16.70%
      Highest contract charge 1.45% Class B               $109.06            --                 --             --        15.59%
      All contract charges                                     --           661           $ 73,829           0.01%          --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Service Class 2        $172.15            --                 --             --        11.09%
      Highest contract charge 1.45% Service Class 2       $145.92            --                 --             --        10.04%
      All contract charges                                     --         1,565           $276,194           0.81%          --
2013  Lowest contract charge 0.50% Service Class 2        $154.96            --                 --             --        30.30%
      Highest contract charge 1.45% Service Class 2       $132.61            --                 --             --        29.05%
      All contract charges                                     --         1,341           $215,365           0.93%          --
2012  Lowest contract charge 0.50% Service Class 2        $118.93            --                 --             --        15.57%
      Highest contract charge 1.45% Service Class 2       $102.76            --                 --             --        14.46%
      All contract charges                                     --         1,056           $131,733           1.35%          --
2011  Lowest contract charge 0.50% Service Class 2        $102.91            --                 --             --        (3.27)%
      Highest contract charge 1.45% Service Class 2       $ 89.78            --                 --             --        (7.73)%
      All contract charges                                     --           650           $ 71,089           1.27%          --
2010  Lowest contract charge 0.70% Service Class 2 (a)    $117.81            --                 --             --        12.48%
      Highest contract charge 1.34% Service Class 2 (a)   $117.57            --                 --             --        12.28%
      All contract charges                                     --           147           $ 16,900           2.98%          --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
      Unit Value 0.50% to 1.20%*
2014  Lowest contract charge 0.50% Service Class 2        $165.22            --                 --             --         7.94%
      Highest contract charge 1.20% Service Class 2       $159.84            --                 --             --         7.18%
      All contract charges                                     --            39           $  6,454           3.19%          --
2013  Lowest contract charge 0.50% Service Class 2        $153.07            --                 --             --        27.19%
      Highest contract charge 1.20% Service Class 2       $149.13            --                 --             --        26.30%
      All contract charges                                     --            27           $  4,066           2.84%          --

                                    FSA-130

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO (CONTINUED)
2012  Lowest contract charge 0.50% Service Class 2        $120.35           --                  --             --        16.47%
      Highest contract charge 1.20% Service Class 2       $118.08           --                  --             --        15.64%
      All contract charges                                     --           17             $ 1,911           4.38%          --
2011  Lowest contract charge 0.90% Service Class 2        $102.63           --                  --             --        (0.25)%
      Highest contract charge 1.20% Service Class 2       $102.11           --                  --             --        (0.55)%
      All contract charges                                     --            6             $   659           3.76%          --
2010  Lowest contract charge 0.90% Service Class 2 (a)    $102.89           --                  --             --         3.37%
      Highest contract charge 1.20% Service Class 2 (a)   $102.67           --                  --             --         3.16%
      All contract charges                                     --            2             $   192           3.45%          --
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.50% to 1.20%*
2014  Lowest contract charge 0.50% Service Class 2 (a)    $162.88           --                  --             --         5.50%
      Highest contract charge 1.20% Service Class 2       $157.57           --                  --             --         4.76%
      All contract charges                                     --          148             $23,272           0.02%          --
2013  Lowest contract charge 0.90% Service Class 2        $152.11           --                  --             --        34.65%
      Highest contract charge 1.20% Service Class 2       $150.41           --                  --             --        34.23%
      All contract charges                                     --          106             $15,878           0.33%          --
2012  Lowest contract charge 0.90% Service Class 2        $112.97           --                  --             --        13.53%
      Highest contract charge 1.20% Service Class 2       $112.05           --                  --             --        13.18%
      All contract charges                                     --           67             $ 7,525           0.50%          --
2011  Lowest contract charge 0.90% Service Class 2        $ 99.51           --                  --             --       (11.65)%
      Highest contract charge 1.20% Service Class 2       $ 99.00           --                  --             --       (11.91)%
      All contract charges                                     --           39             $ 3,930           0.03%          --
2010  Lowest contract charge 0.90% Service Class 2 (a)    $112.63           --                  --             --        13.50%
      Highest contract charge 1.20% Service Class 2 (a)   $112.39           --                  --             --        13.27%
      All contract charges                                     --           13             $ 1,569           0.28%          --
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Service Shares         $175.64           --                  --             --        12.72%
      Highest contract charge 1.45% Service Shares        $146.03           --                  --             --        11.64%
      All contract charges                                     --          257             $39,498           0.95%          --
2013  Lowest contract charge 0.50% Service Shares         $155.82           --                  --             --        31.89%
      Highest contract charge 1.45% Service Shares        $130.80           --                  --             --        30.64%
      All contract charges                                     --          175             $24,067           0.75%          --
2012  Lowest contract charge 0.50% Service Shares         $118.14           --                  --             --        17.59%
      Highest contract charge 1.45% Service Shares        $100.12           --                  --             --        16.46%
      All contract charges                                     --          104             $10,957           1.38%          --
2011  Lowest contract charge 0.70% Service Shares         $ 86.38           --                  --             --       (11.80)%
      Highest contract charge 1.34% Service Shares        $ 86.03           --                  --             --       (12.14)%
      All contract charges                                     --           43             $ 3,873           1.38%          --
2010  Lowest contract charge 0.90% Service Shares (a)     $107.80           --                  --             --         7.99%
      Highest contract charge 1.20% Service Shares (a)    $107.57           --                  --             --         7.77%
      All contract charges                                     --            3             $   377           1.16%          --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
      Unit Value 0.50% to 1.20%*
2014  Lowest contract charge 0.50% Series II              $157.02           --                  --             --        11.97%
      Highest contract charge 1.20% Series II             $151.90           --                  --             --        11.18%
      All contract charges                                     --           46             $ 7,141           1.73%          --
2013  Lowest contract charge 0.50% Series II              $140.23           --                  --             --        30.11%
      Highest contract charge 1.20% Series II             $136.62           --                  --             --        29.19%
      All contract charges                                     --           25             $ 3,550           2.61%          --
2012  Lowest contract charge 0.50% Series II              $107.78           --                  --             --        17.78%
      Highest contract charge 1.20% Series II             $105.75           --                  --             --        16.94%
      All contract charges                                     --            7             $   724           2.26%          --
2011  Lowest contract charge 1.00% Series II (c)          $ 90.74           --                  --             --        (8.50)%
      Highest contract charge 1.20% Series II (c)         $ 90.43           --                  --             --        (8.63)%
      All contract charges                                     --            2             $   139           0.00%          --

                                    FSA-131

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                   ---------- ----------------- ----------------- -------------- ---------
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Series II        $152.16           --                  --             --        13.77%
      Highest contract charge 1.45% Series II       $125.56           --                  --             --        12.69%
      All contract charges                               --          433             $63,183           1.51%          --
2013  Lowest contract charge 0.50% Series II        $133.74           --                  --             --         1.92%
      Highest contract charge 1.45% Series II       $111.42           --                  --             --         0.95%
      All contract charges                               --          326             $42,220           3.92%          --
2012  Lowest contract charge 0.50% Series II        $131.22           --                  --             --        27.21%
      Highest contract charge 1.45% Series II       $110.37           --                  --             --        25.99%
      All contract charges                               --          237             $30,273           0.52%          --
2011  Lowest contract charge 0.50% Series II        $103.15           --                  --             --        (7.20)%
      Highest contract charge 1.45% Series II       $ 87.60           --                  --             --       (11.03)%
      All contract charges                               --          118             $12,045           4.79%          --
2010  Lowest contract charge 0.70% Series II (a)    $109.44           --                  --             --         5.19%
      Highest contract charge 1.34% Series II (a)   $109.21           --                  --             --         5.00%
      All contract charges                               --           33             $ 3,634           1.16%          --
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Series II        $119.34           --                  --             --         1.08%
      Highest contract charge 1.45% Series II (d)   $115.24           --                  --             --         0.10%
      All contract charges                               --          209             $24,316           4.77%          --
2013  Lowest contract charge 0.50% Series II        $118.07           --                  --             --         6.24%
      Highest contract charge 1.34% Series II       $115.46           --                  --             --         5.34%
      All contract charges                               --          167             $19,329           5.32%          --
2012  Lowest contract charge 0.50% Series II        $111.14           --                  --             --        16.38%
      Highest contract charge 1.34% Series II       $109.61           --                  --             --        15.39%
      All contract charges                               --          115             $12,652           6.78%          --
2011  Lowest contract charge 0.70% Series II (d)    $ 95.38           --                  --             --        (4.60)%
      Highest contract charge 1.34% Series II (d)   $ 94.99           --                  --             --        (4.97)%
      All contract charges                               --           28             $ 2,717           0.00%          --
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Series II        $137.37           --                  --             --        (0.41)%
      Highest contract charge 1.45% Series II       $113.69           --                  --             --        (1.36)%
      All contract charges                               --          350             $42,920           1.50%          --
2013  Lowest contract charge 0.50% Series II        $137.93           --                  --             --        18.12%
      Highest contract charge 1.45% Series II       $115.26           --                  --             --        17.00%
      All contract charges                               --          256             $31,602           1.12%          --
2012  Lowest contract charge 0.50% Series II        $116.77           --                  --             --        14.68%
      Highest contract charge 1.45% Series II       $ 98.51           --                  --             --        13.57%
      All contract charges                               --          185             $19,463           1.50%          --
2011  Lowest contract charge 0.70% Series II        $ 87.16           --                  --             --       (10.41)%
      Highest contract charge 1.34% Series II       $ 86.80           --                  --             --       (10.76)%
      All contract charges                               --           89             $ 8,406           0.59%          --
2010  Lowest contract charge 0.90% Series II (a)    $109.72           --                  --             --        11.11%
      Highest contract charge 1.20% Series II (a)   $109.49           --                  --             --        10.89%
      All contract charges                               --           12             $ 1,264           1.91%          --
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Series II        $142.13           --                  --             --         3.65%
      Highest contract charge 1.45% Series II (d)   $120.63           --                  --             --         2.66%
      All contract charges                               --           99             $14,583           0.00%          --
2013  Lowest contract charge 0.50% Series II        $137.13           --                  --             --        27.82%
      Highest contract charge 1.34% Series II       $146.29           --                  --             --        26.75%
      All contract charges                               --           93             $13,303           0.54%          --

                                    FSA-132

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
INVESCO V.I. MID CAP CORE EQUITY FUND (CONTINUED)
2012  Lowest contract charge 0.50% Series II            $117.72            --                 --             --        10.06%
      Highest contract charge 1.34% Series II           $115.42            --                 --             --         9.13%
      All contract charges                                   --            85           $  9,766           0.00%          --
2011  Lowest contract charge 0.50% Series II            $106.96            --                 --             --        (6.97)%
      Highest contract charge 1.34% Series II           $105.76            --                 --             --        (7.75)%
      All contract charges                                   --            67           $  7,017           0.11%          --
2010  Lowest contract charge 0.70% Series II (a)        $114.89            --                 --             --         9.90%
      Highest contract charge 1.34% Series II (a)       $114.65            --                 --             --         9.70%
      All contract charges                                   --            16           $  1,938           0.11%          --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Series II (a)        $168.42            --                 --             --         1.57%
      Highest contract charge 1.34% Series II           $185.49            --                 --             --         0.72%
      All contract charges                                   --            44           $  7,886           0.00%          --
2013  Lowest contract charge 0.70% Series II            $188.18            --                 --             --        36.13%
      Highest contract charge 1.34% Series II           $184.17            --                 --             --        35.24%
      All contract charges                                   --            43           $  7,508           0.00%          --
2012  Lowest contract charge 0.70% Series II            $138.24            --                 --             --        12.86%
      Highest contract charge 1.34% Series II           $136.18            --                 --             --        12.14%
      All contract charges                                   --            35           $  4,643           0.00%          --
2011  Lowest contract charge 0.70% Series II            $122.49            --                 --             --        (1.68)%
      Highest contract charge 1.34% Series II           $121.44            --                 --             --        (2.31)%
      All contract charges                                   --            33           $  3,749           0.00%          --
2010  Lowest contract charge 0.70% Series II (a)        $124.58            --                 --             --        17.58%
      Highest contract charge 1.34% Series II (a)       $124.31            --                 --             --        17.37%
      All contract charges                                   --             5           $    788           0.00%          --
IVY FUNDS VIP ENERGY
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Common Shares (f)    $113.72            --                 --             --       (10.92)%
      Highest contract charge 1.45% Common Shares       $ 96.29            --                 --             --       (11.86)%
      All contract charges                                   --           331           $ 40,891           0.00%          --
2013  Lowest contract charge 0.50% Common Shares        $132.33            --                 --             --        27.12%
      Highest contract charge 1.45% Common Shares       $109.25            --                 --             --        25.91%
      All contract charges                                   --           240           $ 33,769           0.00%          --
2012  Lowest contract charge 0.50% Common Shares        $104.10            --                 --             --         0.86%
      Highest contract charge 1.45% Common Shares       $ 86.77            --                 --             --        (0.10)%
      All contract charges                                   --           195           $ 21,721           0.00%          --
2011  Lowest contract charge 0.50% Common Shares        $103.21            --                 --             --        (9.53)%
      Highest contract charge 1.45% Common Shares       $ 86.86            --                 --             --       (12.04)%
      All contract charges                                   --           143           $ 16,122           0.00%          --
2010  Lowest contract charge 0.70% Common Shares (a)    $128.82            --                 --             --        24.79%
      Highest contract charge 1.34% Common Shares (a)   $128.55            --                 --             --        24.57%
      All contract charges                                   --            29           $  3,760           0.00%          --
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Common Shares        $146.81            --                 --             --         1.40%
      Highest contract charge 1.45% Common Shares       $125.61            --                 --             --         0.42%
      All contract charges                                   --         1,158           $164,863           4.70%          --
2013  Lowest contract charge 0.50% Common Shares        $144.79            --                 --             --         9.95%
      Highest contract charge 1.45% Common Shares       $125.08            --                 --             --         8.90%
      All contract charges                                   --           949           $134,006           4.77%          --
2012  Lowest contract charge 0.50% Common Shares        $131.69            --                 --             --        18.04%
      Highest contract charge 1.45% Common Shares       $114.86            --                 --             --        16.92%
      All contract charges                                   --           683           $ 88,396           5.63%          --

                                    FSA-133

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP HIGH INCOME (CONTINUED)
2011  Lowest contract charge 0.50% Common Shares         $111.56            --                 --             --         4.73%
      Highest contract charge 1.34% Common Shares        $110.31            --                 --             --         3.85%
      All contract charges                                    --           301           $ 33,347           6.59%          --
2010  Lowest contract charge 0.70% Common Shares (b)     $106.45            --                 --             --         4.86%
      Highest contract charge 1.34% Common Shares (b)    $106.22            --                 --             --         4.67%
      All contract charges                                    --            53           $  5,682           0.00%          --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Common Shares         $141.38            --                 --             --         7.33%
      Highest contract charge 1.45% Common Shares        $136.53            --                 --             --         6.31%
      All contract charges                                    --           579           $ 79,597           0.00%          --
2013  Lowest contract charge 0.50% Common Shares         $131.72            --                 --             --        29.29%
      Highest contract charge 1.45% Common Shares        $128.43            --                 --             --        28.06%
      All contract charges                                    --           490           $ 63,271           0.00%          --
2012  Lowest contract charge 0.50% Common Shares         $101.88            --                 --             --        12.99%
      Highest contract charge 1.45% Common Shares        $100.29            --                 --             --        11.91%
      All contract charges                                    --           273           $ 27,513           0.00%          --
2011  Lowest contract charge 0.70% Common Shares (d)     $ 90.05            --                 --             --        (7.12)%
      Highest contract charge 1.34% Common Shares (d)    $ 89.68            --                 --             --        (7.48)%
      All contract charges                                    --            64           $  5,792           0.00%          --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Common Shares         $151.84            --                 --             --         1.09%
      Highest contract charge 1.45% Common Shares (d)    $115.88            --                 --             --         0.12%
      All contract charges                                    --            83           $ 10,910           0.00%          --
2013  Lowest contract charge 0.50% Common Shares         $150.20            --                 --             --        42.64%
      Highest contract charge 1.34% Common Shares        $116.08            --                 --             --        41.44%
      All contract charges                                    --            79           $ 10,227           0.00%          --
2012  Lowest contract charge 0.50% Common Shares         $ 83.22            --                 --             --         4.64%
      Highest contract charge 1.45% Common Shares        $ 81.92            --                 --             --         3.64%
      All contract charges                                    --            60           $  5,527           0.00%          --
2011  Lowest contract charge 0.50% Common Shares         $ 79.53            --                 --             --       (16.05)%
      Highest contract charge 1.34% Common Shares        $ 79.10            --                 --             --       (16.49)%
      All contract charges                                    --            32           $  2,757           0.35%          --
2010  Lowest contract charge 0.90% Common Shares (a)     $112.82            --                 --             --        13.52%
      Highest contract charge 1.20% Common Shares (a)    $112.58            --                 --             --        13.30%
      All contract charges                                    --             2           $    268           0.00%          --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Service Shares        $105.01            --                 --             --        (5.11)%
      Highest contract charge 1.45% Service Shares       $ 90.34            --                 --             --        (6.02)%
      All contract charges                                    --         1,299           $132,088           1.81%          --
2013  Lowest contract charge 0.50% Service Shares        $110.67            --                 --             --        (1.73)%
      Highest contract charge 1.45% Service Shares       $ 96.13            --                 --             --        (2.67)%
      All contract charges                                    --         1,075           $116,148           1.54%          --
2012  Lowest contract charge 0.50% Service Shares        $112.62            --                 --             --        21.44%
      Highest contract charge 1.45% Service Shares       $ 98.77            --                 --             --        20.28%
      All contract charges                                    --           827           $ 91,646           1.97%          --
2011  Lowest contract charge 0.50% Service Shares        $ 92.74            --                 --             --       (18.44)%
      Highest contract charge 1.45% Service Shares       $ 82.12            --                 --             --       (15.20)%
      All contract charges                                    --           499           $ 45,930           2.84%          --
2010  Lowest contract charge 0.50% Service Shares (b)    $113.71            --                 --             --         8.60%
      Highest contract charge 1.34% Service Shares (b)   $113.40            --                 --             --         8.34%
      All contract charges                                    --           144           $ 16,398           1.82%          --

                                    FSA-134

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Service Class        $153.41            --                 --             --         0.63%
      Highest contract charge 1.45% Service Class       $130.66            --                 --             --        (0.33)%
      All contract charges                                   --         1,100           $167,974           1.88%          --
2013  Lowest contract charge 0.50% Service Class        $152.45            --                 --             --        26.99%
      Highest contract charge 1.45% Service Class       $131.09            --                 --             --        25.78%
      All contract charges                                   --           817           $125,058           1.45%          --
2012  Lowest contract charge 0.50% Service Class        $120.05            --                 --             --        15.36%
      Highest contract charge 1.45% Service Class       $104.22            --                 --             --        14.25%
      All contract charges                                   --           507           $ 61,848           1.50%          --
2011  Lowest contract charge 0.70% Service Class        $108.65            --                 --             --        (2.46)%
      Highest contract charge 1.34% Service Class       $107.72            --                 --             --        (3.09)%
      All contract charges                                   --           281           $ 29,846           1.30%          --
2010  Lowest contract charge 0.70% Service Class (a)    $111.39            --                 --             --         7.84%
      Highest contract charge 1.34% Service Class (a)   $111.16            --                 --             --         7.65%
      All contract charges                                   --            55           $  6,102           0.00%          --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Service Class (b)    $197.77            --                 --             --        10.55%
      Highest contract charge 1.34% Service Class       $190.65            --                 --             --         9.63%
      All contract charges                                   --            57           $ 10,709           0.29%          --
2013  Lowest contract charge 0.70% Service Class        $177.69            --                 --             --        29.14%
      Highest contract charge 1.34% Service Class       $173.91            --                 --             --        28.31%
      All contract charges                                   --            52           $  8,910           0.45%          --
2012  Lowest contract charge 0.70% Service Class        $137.59            --                 --             --        15.87%
      Highest contract charge 1.34% Service Class       $135.54            --                 --             --        15.12%
      All contract charges                                   --            40           $  5,419           0.24%          --
2011  Lowest contract charge 0.70% Service Class        $118.75            --                 --             --        (0.34)%
      Highest contract charge 1.34% Service Class       $117.74            --                 --             --        (0.98)%
      All contract charges                                   --            22           $  2,551           0.26%          --
2010  Lowest contract charge 0.70% Service Class (b)    $119.15            --                 --             --        12.10%
      Highest contract charge 1.34% Service Class (b)   $118.90            --                 --             --        11.90%
      All contract charges                                   --             3           $    314           0.00%          --
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Service Class (a)    $169.70            --                 --             --        10.16%
      Highest contract charge 1.34% Service Class       $184.08            --                 --             --         9.23%
      All contract charges                                   --            68           $ 12,152           0.78%          --
2013  Lowest contract charge 0.90% Service Class        $171.04            --                 --             --        30.55%
      Highest contract charge 1.34% Service Class       $168.53            --                 --             --        29.98%
      All contract charges                                   --            66           $ 10,673           0.97%          --
2012  Lowest contract charge 0.90% Service Class        $131.01            --                 --             --        17.76%
      Highest contract charge 1.34% Service Class       $129.66            --                 --             --        17.23%
      All contract charges                                   --            50           $  6,232           0.82%          --
2011  Lowest contract charge 0.90% Service Class        $111.25            --                 --             --        (3.29)%
      Highest contract charge 1.34% Service Class       $110.60            --                 --             --        (3.72)%
      All contract charges                                   --            32           $  3,388           0.82%          --
2010  Lowest contract charge 0.90% Service Class (a)    $115.04            --                 --             --         9.34%
      Highest contract charge 1.34% Service Class (a)   $114.87            --                 --             --         9.20%
      All contract charges                                   --            16           $  1,748           0.00%          --
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Service Class        $200.94            --                 --             --         9.85%
      Highest contract charge 1.45% Service Class       $150.43            --                 --             --         8.80%
      All contract charges                                   --           206           $ 40,388           0.00%          --

                                    FSA-135

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
MFS(R) TECHNOLOGY PORTFOLIO (CONTINUED)
2013  Lowest contract charge 0.50% Service Class        $182.92            --                 --             --        34.05%
      Highest contract charge 1.45% Service Class       $138.26            --                 --             --        32.76%
      All contract charges                                   --           170           $ 30,430           0.00%          --
2012  Lowest contract charge 0.50% Service Class        $136.46            --                 --             --        13.69%
      Highest contract charge 1.45% Service Class       $104.14            --                 --             --        12.61%
      All contract charges                                   --           137           $ 18,531           0.00%          --
2011  Lowest contract charge 0.50% Service Class        $120.03            --                 --             --         0.55%
      Highest contract charge 1.45% Service Class       $ 92.48            --                 --             --        (3.74)%
      All contract charges                                   --            80           $  9,624           0.00%          --
2010  Lowest contract charge 0.70% Service Class (b)    $119.29            --                 --             --        11.34%
      Highest contract charge 1.34% Service Class (b)   $119.04            --                 --             --        11.14%
      All contract charges                                   --            16           $  1,973           0.00%          --
MFS(R) UTILITIES SERIES
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Service Class        $139.65            --                 --             --        12.02%
      Highest contract charge 1.45% Service Class       $139.04            --                 --             --        10.84%
      All contract charges                                   --           577           $ 99,267           2.00%          --
2013  Lowest contract charge 0.40% Service Class        $124.67            --                 --             --        19.74%
      Highest contract charge 1.45% Service Class       $125.44            --                 --             --        18.46%
      All contract charges                                   --           429           $ 66,413           2.24%          --
2012  Lowest contract charge 0.40% Service Class (f)    $104.12            --                 --             --         3.92%
      Highest contract charge 1.45% Service Class       $105.89            --                 --             --        11.57%
      All contract charges                                   --           316           $ 41,304           6.82%          --
2011  Lowest contract charge 0.50% Service Class        $117.74            --                 --             --         5.98%
      Highest contract charge 1.45% Service Class       $ 94.91            --                 --             --        (3.94)%
      All contract charges                                   --           175           $ 20,340           3.47%          --
2010  Lowest contract charge 0.70% Service Class (b)    $111.03            --                 --             --         9.36%
      Highest contract charge 1.34% Service Class (b)   $110.79            --                 --             --         9.16%
      All contract charges                                   --            19           $  2,068           0.00%          --
MULTIMANAGER AGGRESSIVE EQUITY
      Unit Value 0.70% to 1.45%*
2014  Lowest contract charge 0.70% Class A              $129.73            --                 --             --         9.89%
      Highest contract charge 1.45% Class A             $110.24            --                 --             --         9.06%
      All contract charges                                   --         4,724           $606,822           0.10%          --
2013  Lowest contract charge 0.70% Class A              $118.05            --                 --             --        36.24%
      Highest contract charge 1.45% Class A             $101.08            --                 --             --        35.21%
      All contract charges                                   --         5,230           $612,296           0.11%          --
2012  Lowest contract charge 0.50% Class A              $106.13            --                 --             --        13.64%
      Highest contract charge 1.45% Class A             $ 74.76            --                 --             --        12.56%
      All contract charges                                   --         5,853           $503,519           0.23%          --
2011  Lowest contract charge 0.50% Class A              $ 93.39            --                 --             --        (6.52)%
      Highest contract charge 1.45% Class A             $ 66.42            --                 --             --        (7.42)%
      All contract charges                                   --         6,544           $497,562           0.15%          --
2010  Lowest contract charge 0.50% Class A              $ 99.90            --                 --             --        17.31%
      Highest contract charge 1.45% Class A             $ 71.74            --                 --             --        16.19%
      All contract charges                                   --         7,304           $598,009           0.87%          --
MULTIMANAGER AGGRESSIVE EQUITY
      Unit Value 0.50% to 1.30%*
2014  Lowest contract charge 0.50% Class B              $119.53            --                 --             --        10.12%
      Highest contract charge 1.30% Class B             $147.52            --                 --             --         9.24%
      All contract charges                                   --           222           $ 25,616           0.10%          --
2013  Lowest contract charge 0.50% Class B              $108.55            --                 --             --        36.46%
      Highest contract charge 1.30% Class B             $135.04            --                 --             --        35.38%
      All contract charges                                   --           248           $ 26,270           0.11%          --

                                    FSA-136

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY (CONTINUED)
2012  Lowest contract charge 0.50% Class B       $ 79.55           --                  --             --        13.64%
      Highest contract charge 1.30% Class B      $ 99.75           --                  --             --        12.74%
      All contract charges                            --          268            $ 20,873           0.23%          --
2011  Lowest contract charge 0.50% Class B       $ 70.00           --                  --             --        (6.75)%
      Highest contract charge 1.30% Class B      $ 88.48           --                  --             --        (7.49)%
      All contract charges                            --          303            $ 20,908           0.15%          --
2010  Lowest contract charge 0.50% Class B       $ 75.07           --                  --             --        17.02%
      Highest contract charge 1.30% Class B      $ 95.64           --                  --             --        16.10%
      All contract charges                            --          367            $ 27,322           0.87%          --
MULTIMANAGER CORE BOND
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B       $102.09           --                  --             --         3.33%
      Highest contract charge 1.45% Class B      $144.17           --                  --             --         2.24%
      All contract charges                            --          877            $128,120           2.06%          --
2013  Lowest contract charge 0.40% Class B       $ 98.80           --                  --             --        (2.75)%
      Highest contract charge 1.45% Class B      $141.01           --                  --             --        (3.77)%
      All contract charges                            --          946            $134,945           1.53%          --
2012  Lowest contract charge 0.40% Class B (f)   $101.59           --                  --             --         1.52%
      Highest contract charge 1.45% Class B      $146.53           --                  --             --         3.94%
      All contract charges                            --          985            $145,634           2.08%          --
2011  Lowest contract charge 0.50% Class B       $155.17           --                  --             --         5.28%
      Highest contract charge 1.45% Class B      $140.97           --                  --             --         4.28%
      All contract charges                            --          844            $120,045           2.57%          --
2010  Lowest contract charge 0.50% Class B       $147.39           --                  --             --         5.68%
      Highest contract charge 1.45% Class B      $135.19           --                  --             --         4.66%
      All contract charges                            --          818            $111,731           2.80%          --
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $194.58           --                  --             --         4.34%
      Highest contract charge 1.45% Class B      $171.76           --                  --             --         3.35%
      All contract charges                            --          445            $ 78,682           0.00%          --
2013  Lowest contract charge 0.70% Class B       $182.04           --                  --             --        39.20%
      Highest contract charge 1.45% Class B      $166.20           --                  --             --        38.13%
      All contract charges                            --          489            $ 83,389           0.00%          --
2012  Lowest contract charge 0.70% Class B       $130.78           --                  --             --        14.64%
      Highest contract charge 1.45% Class B      $120.32           --                  --             --        13.78%
      All contract charges                            --          511            $ 62,998           0.00%          --
2011  Lowest contract charge 0.70% Class B       $114.08           --                  --             --        (8.53)%
      Highest contract charge 1.45% Class B      $105.75           --                  --             --        (9.22)%
      All contract charges                            --          573            $ 61,816           0.00%          --
2010  Lowest contract charge 0.50% Class B       $127.00           --                  --             --        26.24%
      Highest contract charge 1.45% Class B      $116.49           --                  --             --        25.04%
      All contract charges                            --          642            $ 76,165           0.00%          --
MULTIMANAGER MID CAP VALUE
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B (f)   $150.53           --                  --             --         4.92%
      Highest contract charge 1.45% Class B      $202.43           --                  --             --         3.82%
      All contract charges                            --          314            $ 64,158           0.43%          --
2013  Lowest contract charge 0.50% Class B       $218.80           --                  --             --        34.92%
      Highest contract charge 1.45% Class B      $194.99           --                  --             --        33.63%
      All contract charges                            --          355            $ 69,948           0.36%          --
2012  Lowest contract charge 0.50% Class B       $162.17           --                  --             --        14.24%
      Highest contract charge 1.45% Class B      $145.92           --                  --             --        13.14%
      All contract charges                            --          386            $ 56,917           0.36%          --

                                    FSA-137

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER MID CAP VALUE (CONTINUED)
2011  Lowest contract charge 0.50% Class B              $141.96            --                 --             --       (13.77)%
      Highest contract charge 1.45% Class B             $128.97            --                 --             --       (14.58)%
      All contract charges                                   --           440           $ 57,115           0.02%          --
2010  Lowest contract charge 0.50% Class B              $164.62            --                 --             --        24.29%
      Highest contract charge 1.45% Class B             $150.99            --                 --             --        23.10%
      All contract charges                                   --           487           $ 74,122           0.77%          --
MULTIMANAGER TECHNOLOGY
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B              $206.11            --                 --             --        12.98%
      Highest contract charge 1.45% Class B             $181.93            --                 --             --        11.90%
      All contract charges                                   --           799           $148,438           0.00%          --
2013  Lowest contract charge 0.50% Class B              $182.43            --                 --             --        34.91%
      Highest contract charge 1.45% Class B             $162.58            --                 --             --        33.62%
      All contract charges                                   --           829           $137,447           0.00%          --
2012  Lowest contract charge 0.50% Class B              $135.22            --                 --             --        12.86%
      Highest contract charge 1.45% Class B             $121.67            --                 --             --        11.78%
      All contract charges                                   --           919           $113,684           0.00%          --
2011  Lowest contract charge 0.50% Class B              $119.81            --                 --             --        (5.30)%
      Highest contract charge 1.45% Class B             $108.85            --                 --             --        (6.20)%
      All contract charges                                   --           978           $108,102           0.00%          --
2010  Lowest contract charge 0.50% Class B              $126.51            --                 --             --        17.11%
      Highest contract charge 1.45% Class B             $116.04            --                 --             --        16.00%
      All contract charges                                   --         1,075           $126,366           0.00%          --
OPPENHEIMER MAIN STREET FUND(R)/VA
      Unit Value 0.50% to 1.20%*
2014  Lowest contract charge 0.50% Service Class        $176.79            --                 --             --         9.85%
      Highest contract charge 1.20% Service Class       $171.03            --                 --             --         9.08%
      All contract charges                                   --            12           $  2,046           0.55%          --
2013  Lowest contract charge 0.50% Service Class        $160.94            --                 --             --        30.78%
      Highest contract charge 1.20% Service Class       $156.80            --                 --             --        29.87%
      All contract charges                                   --             7           $  1,126           0.86%          --
2012  Lowest contract charge 0.50% Service Class        $123.06            --                 --             --        16.02%
      Highest contract charge 1.20% Service Class       $120.74            --                 --             --        15.20%
      All contract charges                                   --             4           $    521           0.60%          --
2011  Lowest contract charge 0.50% Service Class        $106.07            --                 --             --        (0.80)%
      Highest contract charge 1.20% Service Class       $104.81            --                 --             --        (1.50)%
      All contract charges                                   --             2           $    187           0.41%          --
2010  Lowest contract charge 1.20% Service Class (a)    $106.41            --                 --             --         7.17%
      Highest contract charge 1.20% Service Class (a)   $106.41            --                 --             --         7.17%
      All contract charges                                   --            --           $     52           0.00%          --
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
      Unit Value 0.50% to 1.20%*
2014  Lowest contract charge 0.50% Advisor Class        $ 81.72            --                 --             --       (19.15)%
      Highest contract charge 1.20% Advisor Class       $ 79.05            --                 --             --       (19.72)%
      All contract charges                                   --            68           $  5,384           0.27%          --
2013  Lowest contract charge 0.50% Advisor Class        $101.07            --                 --             --       (15.14)%
      Highest contract charge 1.20% Advisor Class       $ 98.47            --                 --             --       (15.74)%
      All contract charges                                   --            48           $  4,781           1.55%          --
2012  Lowest contract charge 0.50% Advisor Class        $119.10            --                 --             --         4.59%
      Highest contract charge 1.20% Advisor Class       $116.86            --                 --             --         3.86%
      All contract charges                                   --            31           $  3,633           2.52%          --
2011  Lowest contract charge 0.50% Advisor Class        $113.87            --                 --             --        (8.01)%
      Highest contract charge 1.20% Advisor Class       $112.52            --                 --             --        (8.65)%
      All contract charges                                   --            16           $  1,926          14.41%          --
2010  Lowest contract charge 0.90% Advisor Class (a)    $123.43            --                 --             --        22.88%
      Highest contract charge 1.20% Advisor Class (a)   $123.17            --                 --             --        22.63%
      All contract charges                                   --             4           $    561          11.03%          --

                                    FSA-138

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                           UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ----------------- -------------- ---------
TARGET 2015 ALLOCATION
      Unit Value 0.50% to 1.34%*
2014  Lowest contract charge 0.50% Class B       $131.12           --                  --             --         2.45%
      Highest contract charge 1.34% Class B      $122.19           --                  --             --         1.58%
      All contract charges                            --          204             $24,803           1.19%          --
2013  Lowest contract charge 0.50% Class B       $127.99           --                  --             --        13.50%
      Highest contract charge 1.35% Class B      $120.20           --                  --             --        12.53%
      All contract charges                            --          211             $25,198           1.39%          --
2012  Lowest contract charge 0.50% Class B       $112.77           --                  --             --        10.31%
      Highest contract charge 1.35% Class B      $106.82           --                  --             --         9.37%
      All contract charges                            --          208             $22,217           1.35%          --
2011  Lowest contract charge 0.50% Class B       $102.23           --                  --             --        (3.30)%
      Highest contract charge 1.35% Class B      $ 97.67           --                  --             --        (4.13)%
      All contract charges                            --          217             $21,215           1.57%          --
2010  Lowest contract charge 0.50% Class B       $105.72           --                  --             --        10.17%
      Highest contract charge 1.45% Class B      $101.43           --                  --             --         9.12%
      All contract charges                            --          202             $20,501           1.52%          --
TARGET 2025 ALLOCATION
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class B       $136.08           --                  --             --         3.51%
      Highest contract charge 1.45% Class B      $125.64           --                  --             --         2.52%
      All contract charges                            --          405             $51,648           1.31%          --
2013  Lowest contract charge 0.50% Class B       $131.46           --                  --             --        18.51%
      Highest contract charge 1.45% Class B      $122.55           --                  --             --        17.37%
      All contract charges                            --          367             $45,631           1.35%          --
2012  Lowest contract charge 0.50% Class B       $110.93           --                  --             --        12.28%
      Highest contract charge 1.45% Class B      $104.41           --                  --             --        11.22%
      All contract charges                            --          333             $34,948           1.44%          --
2011  Lowest contract charge 0.50% Class B       $ 98.80           --                  --             --        (4.38)%
      Highest contract charge 1.45% Class B      $ 93.88           --                  --             --        (5.30)%
      All contract charges                            --          306             $28,988           1.45%          --
2010  Lowest contract charge 0.50% Class B       $103.33           --                  --             --        11.38%
      Highest contract charge 1.45% Class B      $ 99.13           --                  --             --        10.32%
      All contract charges                            --          272             $27,184           1.46%          --
TARGET 2035 ALLOCATION
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B (f)   $131.50           --                  --             --         4.07%
      Highest contract charge 1.45% Class B      $128.25           --                  --             --         2.97%
      All contract charges                            --          370             $47,918           1.35%          --
2013  Lowest contract charge 0.50% Class B       $133.60           --                  --             --        21.64%
      Highest contract charge 1.45% Class B      $124.55           --                  --             --        20.49%
      All contract charges                            --          333             $41,685           1.35%          --
2012  Lowest contract charge 0.50% Class B       $109.83           --                  --             --        13.54%
      Highest contract charge 1.45% Class B      $103.37           --                  --             --        12.46%
      All contract charges                            --          295             $30,826           1.51%          --
2011  Lowest contract charge 0.70% Class B       $ 95.70           --                  --             --        (5.31)%
      Highest contract charge 1.45% Class B      $ 91.92           --                  --             --        (6.03)%
      All contract charges                            --          258             $23,880           1.44%          --
2010  Lowest contract charge 0.50% Class B       $101.96           --                  --             --        12.16%
      Highest contract charge 1.45% Class B      $ 97.82           --                  --             --        11.09%
      All contract charges                            --          219             $21,513           1.41%          --
TARGET 2045 ALLOCATION
      Unit Value 0.40% to 1.45%*
2014  Lowest contract charge 0.40% Class B (f)   $135.64           --                  --             --         4.36%
      Highest contract charge 1.45% Class B      $129.23           --                  --             --         3.26%
      All contract charges                            --          287             $37,869           1.42%          --

                                    FSA-139

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
TARGET 2045 ALLOCATION (CONTINUED)
2013  Lowest contract charge 0.70% Class B               $132.29           --                  --             --        24.34%
      Highest contract charge 1.45% Class B              $125.15           --                  --             --        23.41%
      All contract charges                                    --          245             $30,986           1.35%          --
2012  Lowest contract charge 0.70% Class B               $106.39           --                  --             --        14.62%
      Highest contract charge 1.45% Class B              $101.41           --                  --             --        13.75%
      All contract charges                                    --          213             $21,756           1.59%          --
2011  Lowest contract charge 0.70% Class B               $ 92.82           --                  --             --        (6.19)%
      Highest contract charge 1.45% Class B              $ 89.15           --                  --             --        (6.90)%
      All contract charges                                    --          179             $16,081           1.35%          --
2010  Lowest contract charge 0.50% Class B               $ 99.81           --                  --             --        12.71%
      Highest contract charge 1.45% Class B              $ 95.76           --                  --             --        11.65%
      All contract charges                                    --          147             $14,276           1.25%          --
TEMPLETON GLOBAL BOND VIP FUND
      Unit Value 0.50% to 1.20%*
2014  Lowest contract charge 0.50% Class 2               $121.26           --                  --             --         1.33%
      Highest contract charge 1.20% Class 2              $117.30           --                  --             --         0.61%
      All contract charges                                    --          328             $38,426           4.98%          --
2013  Lowest contract charge 0.50% Class 2               $119.67           --                  --             --         1.12%
      Highest contract charge 1.20% Class 2              $116.59           --                  --             --         0.40%
      All contract charges                                    --          232             $27,077           4.73%          --
2012  Lowest contract charge 0.50% Class 2               $118.35           --                  --             --        14.49%
      Highest contract charge 1.20% Class 2              $116.12           --                  --             --        13.69%
      All contract charges                                    --          135             $15,647           6.09%          --
2011  Lowest contract charge 0.70% Class 2               $103.02           --                  --             --        (1.56)%
      Highest contract charge 1.20% Class 2              $102.14           --                  --             --        (2.06)%
      All contract charges                                    --           65             $ 6,603           5.27%          --
2010  Lowest contract charge 0.90% Class 2 (a)           $104.51           --                  --             --         4.37%
      Highest contract charge 1.20% Class 2 (a)          $104.29           --                  --             --         4.16%
      All contract charges                                    --           19             $ 2,035           0.24%          --
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.50% to 1.45%*
2014  Lowest contract charge 0.50% Class S Shares        $ 75.35           --                  --             --       (19.75)%
      Highest contract charge 1.45% Class S Shares (d)   $ 72.76           --                  --             --       (20.52)%
      All contract charges                                    --          249             $18,317           0.00%          --
2013  Lowest contract charge 0.50% Class S Shares        $ 93.89           --                  --             --         9.75%
      Highest contract charge 1.34% Class S Shares       $ 91.81           --                  --             --         8.82%
      All contract charges                                    --          202             $18,656           0.46%          --
2012  Lowest contract charge 0.50% Class S Shares        $ 85.55           --                  --             --         2.59%
      Highest contract charge 1.34% Class S Shares       $ 84.37           --                  --             --         1.72%
      All contract charges                                    --          164             $13,909           0.00%          --
2011  Lowest contract charge 0.50% Class S Shares (d)    $ 83.39           --                  --             --       (16.43)%
      Highest contract charge 1.34% Class S Shares (d)   $ 82.94           --                  --             --       (16.86)%
      All contract charges                                    --           76             $ 6,314           0.00%          --

   ----------
  (a)Units were made available on May 3, 2010.
  (b)Units were made available on September 20, 2010.
  (c)Units were made available on May 2, 2011.
  (d)Units were made available on May 20, 2011.
  (e)Units were made available on June 8, 2012.
  (f)Units were made available on August 17, 2012
  (g)Units were made available on May 20, 2013.
  (h)Units were made available on June 13, 2014.
  (i)AXA International Core Managed Volatility replaced Multimanager International Equity due to a fund merger on June 13, 2014.
  (j)AXA Large Cap Value Managed Volatility replaced Multimanager Large Cap Value due to a fund merger on June 13, 2014.
  (k)EQ/Invesco Comstock replaced EQ/Davis New York Venture due to a fund merger on June 13, 2014.
  (l)EQ/Invesco Comstock replaced EQ/Lord Abbett Large Cap Core due to a fund merger on June 13, 2014.
  (m)AXA Large Cap Core Managed Volatility replaced Multimanager Large Cap Core Equity due to a fund merger on June 20, 2014.

                                    FSA-140

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2014

8. Financial Highlights (Concluded)

  (n)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.
  * This ratio represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invests.
  ***This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2014 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-141

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2014 and 2013.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2014, 2013 and 2012............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2014, 2013 and 2012. F-4
 Consolidated Statements of Equity, Years Ended December 31, 2014, 2013 and 2012...................... F-5
 Consolidated Statements of Cash Flows, Years Ended December 31, 2014, 2013 and 2012.................. F-6
 Notes to Consolidated Financial Statements........................................................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") at December 31, 2014 and December 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2015

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2014 AND 2013

                                                                                        2014       2013
                                                                                     ---------- ----------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   33,034 $   29,419
 Mortgage loans on real estate......................................................      6,463      5,684
 Policy loans.......................................................................      3,408      3,434
 Other equity investments...........................................................      1,757      1,866
 Trading securities.................................................................      5,143      4,221
 Other invested assets..............................................................      1,978      1,353
                                                                                     ---------- ----------
   Total investments................................................................     51,783     45,977
Cash and cash equivalents...........................................................      2,716      2,283
Cash and securities segregated, at fair value.......................................        476        981
Broker-dealer related receivables...................................................      1,899      1,539
Deferred policy acquisition costs...................................................      4,271      3,874
Goodwill and other intangible assets, net...........................................      3,762      3,703
Amounts due from reinsurers.........................................................      4,051      3,934
Loans to affiliates.................................................................      1,087      1,088
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,711      6,747
Other assets........................................................................      4,190      4,418
Separate Accounts' assets...........................................................    111,059    108,857
                                                                                     ---------- ----------

TOTAL ASSETS........................................................................ $  196,005 $  183,401
                                                                                     ========== ==========

LIABILITIES
Policyholders' account balances..................................................... $   31,848 $   30,340
Future policy benefits and other policyholders liabilities..........................     23,484     21,697
Broker-dealer related payables......................................................      1,501        538
Customers related payables..........................................................      1,501      1,698
Amounts due to reinsurers...........................................................         74         71
Short-term and long-term debt.......................................................        689        468
Loans from affiliates...............................................................         --        825
Current and deferred income taxes...................................................      4,785      2,813
Other liabilities...................................................................      2,939      2,653
Separate Accounts' liabilities......................................................    111,059    108,857
                                                                                     ---------- ----------
   Total liabilities................................................................    177,880    169,960
                                                                                     ---------- ----------
Redeemable Noncontrolling Interest.................................................. $       17 $       --
                                                                                     ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2 $        2
 Capital in excess of par value.....................................................      5,957      5,934
 Retained earnings..................................................................      8,809      5,205
 Accumulated other comprehensive income (loss)......................................        351       (603)
                                                                                     ---------- ----------
   Total AXA Equitable's equity.....................................................     15,119     10,538
                                                                                     ---------- ----------
Noncontrolling interest.............................................................      2,989      2,903
                                                                                     ---------- ----------
   Total equity.....................................................................     18,108     13,441
                                                                                     ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND EQUITY.................... $  196,005 $  183,401
                                                                                     ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                                           2014      2013      2012
                                                                         --------  --------  --------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $  3,475  $  3,546  $  3,334
Premiums................................................................      514       496       514
Net investment income (loss):
 Investment income (loss) from derivative instruments...................    1,605    (2,866)     (978)
 Other investment income (loss).........................................    2,210     2,237     2,316
                                                                         --------  --------  --------
   Total net investment income (loss)...................................    3,815      (629)    1,338
                                                                         --------  --------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................      (72)      (81)      (96)
 Portion of loss recognized in other comprehensive income (loss)........       --        15         2
                                                                         --------  --------  --------
   Net impairment losses recognized.....................................      (72)      (66)      (94)
 Other investment gains (losses), net...................................       14       (33)       (3)
                                                                         --------  --------  --------
     Total investment gains (losses), net...............................      (58)      (99)      (97)
                                                                         --------  --------  --------
Commissions, fees and other income......................................    3,930     3,823     3,574
Increase (decrease) in the fair value of the reinsurance contract asset.    3,964    (4,297)      497
                                                                         --------  --------  --------
     Total revenues.....................................................   15,640     2,840     9,160
                                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................    3,708     1,691     2,989
Interest credited to policyholders' account balances....................    1,186     1,373     1,166
Compensation and benefits...............................................    1,739     1,743     1,672
Commissions.............................................................    1,147     1,160     1,248
Distribution related payments...........................................      413       423       367
Amortization of deferred sales commissions..............................       42        41        40
Interest expense........................................................       53        88       108
Amortization of deferred policy acquisition costs.......................      215       580       576
Capitalization of deferred policy acquisition costs.....................     (628)     (655)     (718)
Rent expense............................................................      163       169       201
Amortization of other intangible assets.................................       27        24        24
Other operating costs and expenses......................................    1,460     1,512     1,429
                                                                         --------  --------  --------
     Total benefits and other deductions................................    9,525     8,149     9,102
                                                                         --------  --------  --------
Earnings (loss) from operations, before income taxes.................... $  6,115  $ (5,309) $     58
Income tax (expense) benefit............................................   (1,695)    2,073       158
                                                                         --------  --------  --------

Net earnings (loss).....................................................    4,420    (3,236)      216
 Less: net (earnings) loss attributable to the noncontrolling interest..     (387)     (337)     (121)
                                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....................... $  4,033  $ (3,573) $     95
                                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                                                  2014       2013     2012
                                                                                --------  ---------  ------
                                                                                       (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
 Net earnings (loss)........................................................... $  4,420  $  (3,236) $  216
                                                                                --------  ---------  ------

   Other comprehensive income (loss) net of income taxes:
     Change in unrealized gains (losses), net of reclassification adjustment...      948     (1,211)    580
     Change in defined benefit plans...........................................      (23)       299      26
                                                                                --------  ---------  ------
          Total other comprehensive income (loss), net of income taxes.........      925       (912)    606
                                                                                --------  ---------  ------

Comprehensive income (loss)....................................................    5,345     (4,148)    822

 Less: Comprehensive (income) loss attributable to noncontrolling interest.....     (358)      (345)   (113)
                                                                                --------  ---------  ------

Comprehensive Income (Loss) Attributable to AXA Equitable...................... $  4,987  $  (4,493) $  709
                                                                                ========  =========  ======

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                                               2014       2013       2012
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,934      5,992      5,743
 Deferred tax on dividend of AllianceBernstein Units.......................       (26)        --         --
 Changes in capital in excess of par value.................................        49        (58)       249
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,957      5,934      5,992
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     5,205      9,125      9,392
 Net earnings (loss).......................................................     4,033     (3,573)        95
 Stockholder dividends.....................................................      (429)      (347)      (362)
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................     8,809      5,205      9,125
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (603)       317       (297)
 Other comprehensive income (loss).........................................       954       (920)       614
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................       351       (603)       317
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,119     10,538     15,436
                                                                            ---------  ---------  ---------
 Noncontrolling interest, beginning of year................................     2,903      2,494      2,703
 Repurchase of AllianceBernstein Holding units.............................       (62)       (76)      (145)
 Net earnings (loss) attributable to noncontrolling interest...............       387        337        121
 Dividends paid to noncontrolling interest.................................      (401)      (306)      (219)
 Dividend of AllianceBernstein Units by AXA Equitable to AXA Financial.....        48        113         --
 Other comprehensive income (loss) attributable to noncontrolling interest.       (29)         8         (8)
 Other changes in noncontrolling interest..................................       143        333         42
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,989      2,903      2,494
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,108  $  13,441  $  17,930
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                                                               2014        2013       2012
                                                                                            ----------- ---------- ----------

                                                                                                      (IN MILLIONS)
Net earnings (loss)........................................................................ $     4,420 $  (3,236) $      216
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       1,186      1,373      1,166
 Universal life and investment-type product policy fee income..............................     (3,475)    (3,546)    (3,334)
 Net change in broker-dealer and customer related receivables/payables.....................       (525)      (740)        383
 (Income) loss related to derivative instruments...........................................     (1,605)      2,866        978
 Change in reinsurance recoverable with affiliate..........................................       (128)      (176)      (207)
 Investment (gains) losses, net............................................................          58         99         97
 Change in segregated cash and securities, net.............................................         505        571      (272)
 Change in deferred policy acquisition costs...............................................       (413)       (74)      (142)
 Change in future policy benefits..........................................................       1,647      (384)        876
 Change in current and deferred income taxes...............................................       1,448    (1,754)      (254)
 Real estate related write-off charges.....................................................          25         56         42
 Change in accounts payable and accrued expenses...........................................       (259)         33         18
 Change in the fair value of the reinsurance contract asset................................     (3,964)      4,297      (497)
 Contribution to pension plans.............................................................         (6)         --         --
 Amortization of deferred compensation.....................................................         171        159         22
 Amortization of deferred sales commission.................................................          42         41         40
 Amortization of reinsurance cost..........................................................         280        280         47
 Other depreciation and amortization.......................................................          44        122        157
 Amortization of other intangibles.........................................................          27         24         24
 Other, net................................................................................        (95)        150      (145)
                                                                                            ----------- ---------- ----------

Net cash provided by (used in) operating activities........................................       (617)        161      (785)
                                                                                            ----------- ---------- ----------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........       2,975      3,691      3,551
 Sales of investments......................................................................       7,186      3,442      1,951
 Purchases of investments..................................................................    (13,775)    (7,956)    (7,893)
 Cash settlements related to derivative instruments........................................         999    (2,500)      (287)
 Purchase of business, net of cash acquired................................................        (61)         --         --
 Change in short-term investments..........................................................         (5)         --         34
 Decrease in loans to affiliates...........................................................          --          5          4
 Additional loans to affiliates............................................................          --       (56)         --
 Investment in capitalized software, leasehold improvements and EDP equipment..............        (83)       (67)       (66)
 Other, net................................................................................         (9)         12         14
                                                                                            ----------- ---------- ----------

Net cash provided by (used in) investing activities........................................     (2,773)    (3,429)    (2,692)
                                                                                            ----------- ---------- ----------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
                                  (CONTINUED)

                                                                                      2014      2013      2012
                                                                                    --------  --------  --------
                                                                                            (IN MILLIONS)

Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................................ $  5,034  $  5,469  $  5,437
   Withdrawals and transfers to Separate Accounts..................................   (1,075)   (1,188)     (982)
Change in short-term financings....................................................      221       (55)     (122)
Change in collateralized pledged liabilities.......................................      430      (663)     (288)
Change in collateralized pledged assets............................................      (12)      (18)       (5)
Repayment of Loans from Affiliates.................................................     (825)     (500)       --
Capital contribution...............................................................       --        --       195
Shareholder dividends paid.........................................................     (382)     (234)     (362)
Repurchase of AllianceBernstein Holding units......................................      (90)     (113)     (238)
Distribution to noncontrolling interest in consolidated subsidiaries...............     (401)     (306)     (219)
Increase (decrease) in Securities sold under agreement to repurchase...............      950        --        --
Other, net.........................................................................       (7)       --        (9)
                                                                                    --------  --------  --------

Net cash provided by (used in) financing activities................................    3,843     2,392     3,407
                                                                                    --------  --------  --------

Effect of exchange rate changes on cash and cash equivalents.......................      (20)       (3)        5
Change in cash and cash equivalents................................................      433      (879)      (65)
Cash and cash equivalents, beginning of year.......................................    2,283     3,162     3,227
                                                                                    --------  --------  --------

Cash and Cash Equivalents, End of Year............................................. $  2,716  $  2,283  $  3,162
                                                                                    ========  ========  ========

Supplemental cash flow information:
 Interest Paid..................................................................... $     72  $     91  $    107
                                                                                    ========  ========  ========
 Income Taxes (Refunded) Paid...................................................... $    272  $   (214) $    271
                                                                                    ========  ========  ========
 Issuance of FHLBNY funding agreements included in policyholder's account balances. $    500  $     --  $     --
                                                                                    ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, investment products including mutual funds, asset management and other services, principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2014 and 2013, the Company's economic interest in AllianceBernstein was 32.2% and 32.7%, respectively. At December 31, 2014 and 2013, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 62.7% and 63.7%. AXA Equitable as the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, consolidates AllianceBernstein in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2014", "2013" and "2012" refer to the years ended December 31, 2014, 2013 and 2012, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. These various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. The GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Accounting and Consolidation of VIE's

   At December 31, 2013, the Insurance Group's General Account held $3 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. The investment in this VIE was sold in 2014. At December 31, 2013, as reported in the consolidated balance sheet, this investment included $3 million of other equity investments (principally investment limited partnership interests) and was subject to ongoing review for impairment in value. This VIE did not require consolidation because management determined that the Insurance Group is not the primary beneficiary. The Insurance Group had no further economic interest in this VIE in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   For all new investment products and entities developed by AllianceBernstein (other than Collaterized Debt Obligations ("CDOs")), AllianceBernstein first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, AllianceBernstein then identifies the primary beneficiary of the VIE. If AllianceBernstein is deemed to be the primary beneficiary of the VIE, then AllianceBernstein and the Company consolidate the entity.

   AllianceBernstein provides seed capital to its investment teams to develop new products and services for their clients. AllianceBernstein's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. AllianceBernstein evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2014, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $31 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Adoption of New Accounting Pronouncements

   In July 2013, the FASB issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. This guidance was effective for interim and annual periods beginning after December 15, 2013. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income ("AOCI"). The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance was effective for interim and annual periods beginning after December 31, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance was effective for interim and annual indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to limited partnerships and similar entities, and ends the deferral granted to investment companies for applying the VIE guidance. The new standard is effective for annual periods, beginning after December 15, 2015, but may be early-adopted in any interim period. Management currently is evaluating the impacts this guidance may have on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance is effective for interim and annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for repurchase-to-maturity transactions, repurchase financings and added disclosure requirements, which aligns the accounting for repurchase-to-maturity transactions and repurchase financing arrangements with the accounting for other typical repurchase agreements. The new guidance also requires additional disclosures about repurchase agreements and similar transactions. The accounting changes and disclosure requirements are effective for interim or annual periods beginning after December 15, 2014. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance is effective for annual periods beginning after December 15, 2014. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, (the "NYSDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2014 and 2013, the carrying value of COLI was $803 million and $770 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Investment income
   (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2014 and 2013, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $89 million and $93 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) variable annuity products ("Accumulator(R)") were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2014, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.66% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.66% net of product weighted average Separate Account fees) and 0.0% (-2.34% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2014, current projections of future average gross market returns assume a 0.0% annualized return for the next six quarters, which is the minimum limitations grading to a reversion to the mean of 9.0% in fourteen quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2014, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings
   (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. AXA Equitable as a member of the Federal Home Loan Bank of New York ("FHLBNY") has access to borrowing facilities from the FHLBNY including collateralized borrowings and funding agreements, which would require AXA Equitable to pledge qualified mortgage-backed assets and/or government securities as collateral. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet its membership requirement

   ($31 million, as of December 31, 2014). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's capacity with the FHLBNY was increased during second quarter 2014 from $1,000 million to $3,000 million. At December 31, 2014, the Company had $500 million of outstanding funding agreements with the FHLBNY. The funding agreements were used to extend the duration of the assets within the General Account investment portfolio. For other instruments used to extend the duration of the General Account investment portfolio see "Derivative and offsetting assets and liabilities" included in Note 3.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2014, participating policies, including those in the Closed Block, represent approximately 5.6% ($19,863 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2014, 2013 and 2012, investment results of such Separate Accounts were gains (losses) of $5,959 million, $19,022 million and $10,110 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2014 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2014. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AllianceBernstein ("AllianceBernstein Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement.

   Out of Period Adjustments

   In 2014, the Company recorded several out-of-period adjustments in its financial statements. The Company refined the models used to calculate the fair value of the GMIB reinsurance asset and the GMIB and GMDB liabilities. In addition, the Company recorded an out-of-period adjustment related to an understatement of the dividend of AllianceBernstein Units by AXA Equitable to AXA Financial during the year ended December 31, 2013 and the related deferred tax liability for the excess of the fair value of the AllianceBernstein Unit dividend over the recorded value. The net impact of the out-of-period adjustments to AXA Equitable's shareholders' equity and Net earnings was a decrease of $1 million and an increase of $73 million, respectively. Management has evaluated the impact of all out of period corrections both individually and in the aggregate and concluded they are not material to any previously reported quarterly or annual financial statements.

3) INVESTMENTS

   FIXED MATURITIES AND EQUITY SECURITIES

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS       GROSS
                                              AMORTIZED  UNREALIZED  UNREALIZED                 OTTI
                                                COST       GAINS       LOSSES    FAIR VALUE  IN AOCI/(3)/
                                              ---------- ---------- ------------ ----------- -----------
                                                                    (IN MILLIONS)
DECEMBER 31, 2014:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   20,742 $    1,549 $         71 $    22,220 $        --
  U.S. Treasury, government and agency.......      6,685        672           26       7,331          --
  States and political subdivisions..........        441         78           --         519          --
  Foreign governments........................        405         48            7         446          --
  Commercial mortgage-backed.................        855         22          142         735          10
  Residential mortgage-backed/(1)/...........        752         43           --         795          --
  Asset-backed/(2)/..........................         86         14            1          99           3
  Redeemable preferred stock.................        829         70           10         889          --
                                              ---------- ---------- ------------ ----------- -----------
   Total Fixed Maturities....................     30,795      2,496          257      33,034          13

Equity securities............................         36          2           --          38          --
                                              ---------- ---------- ------------ ----------- -----------

Total at December 31, 2014................... $   30,831 $    2,498 $        257 $    33,072 $        13
                                              ========== ========== ============ =========== ===========

December 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   21,516 $    1,387 $        213 $    22,690 $        --
  U.S. Treasury, government and agency.......      3,584         22          477       3,129          --
  States and political subdivisions..........        444         35            2         477          --
  Foreign governments........................        392         46            5         433          --
  Commercial mortgage-backed.................        971         10          265         716          23
  Residential mortgage-backed/(1)/...........        914         34            1         947          --
  Asset-backed/(2)/..........................        132         11            3         140           4
  Redeemable preferred stock.................        883         55           51         887          --
                                              ---------- ---------- ------------ ----------- -----------
   Total Fixed Maturities....................     28,836      1,600        1,017      29,419          27

Equity securities............................         37         --            3          34          --
                                              ---------- ---------- ------------ ----------- -----------

Total at December 31, 2013................... $   28,873 $    1,600 $      1,020 $    29,453 $        27
                                              ========== ========== ============ =========== ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2014 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

               AVAILABLE-FOR-SALE FIXED MATURITIES
           CONTRACTUAL MATURITIES AT DECEMBER 31, 2014
                                              AMORTIZED
                                                COST     FAIR VALUE
                                              ---------- ----------
                                                  (IN MILLIONS)
Due in one year or less...................... $    2,140 $    2,166
Due in years two through five................      6,400      6,916
Due in years six through ten.................     10,434     10,934
Due after ten years..........................      9,299     10,500
                                              ---------- ----------
   Subtotal..................................     28,273     30,516
Commercial mortgage-backed securities........        855        735
Residential mortgage-backed securities.......        752        795
Asset-backed securities......................         86         99
                                              ---------- ----------
Total........................................ $   29,966 $   32,145
                                              ========== ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2014, 2013 and 2012:

                                                      December 31,
                                              ---------------------------
                                                2014      2013      2012
                                              -------  ---------  -------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   716  $   3,220  $   139
                                              =======  =========  =======
Gross gains on sales......................... $    21  $      71  $    13
                                              =======  =========  =======
Gross losses on sales........................ $    (9) $     (88) $   (12)
                                              =======  =========  =======
Total OTTI................................... $   (72) $     (81) $   (96)
Non-credit losses recognized in OCI..........      --         15        2
                                              -------  ---------  -------
Credit losses recognized in earnings (loss).. $   (72) $     (66) $   (94)
                                              =======  =========  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                   2014     2013
                                                                                 -------  -------
                                                                                   (IN MILLIONS)
Balances at January 1,.......................................................... $  (370) $  (372)
Previously recognized impairments on securities that matured, paid, prepaid
  or sold.......................................................................     188       67
Recognized impairments on securities impaired to fair value this period/(1)/....      --       --
Impairments recognized this period on securities not previously impaired........     (41)     (59)
Additional impairments this period on securities previously impaired............     (31)      (6)
Increases due to passage of time on previously recorded credit losses...........      --       --
Accretion of previously recognized impairments due to increases in expected
  cash flows....................................................................      --       --
                                                                                 -------  -------
Balances at December 31,........................................................ $  (254) $  (370)
                                                                                 =======  =======

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                    DECEMBER 31,
                                                                                  ---------------
                                                                                    2014    2013
                                                                                  -------- ------

                                                                                   (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss................................................................ $     10 $  (28)
   All other.....................................................................    2,229    610
  Equity securities..............................................................        2     (3)
                                                                                  -------- ------
Net Unrealized Gains (Losses).................................................... $  2,241 $  579
                                                                                  ======== ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                            AOCI GAIN
                                                   NET                                                    (LOSS) RELATED
                                               UNREALIZED                                     DEFERRED        TO NET
                                                  GAINS                                        INCOME       UNREALIZED
                                               (LOSSES) ON                  POLICY HOLDERS    TAX ASSET     INVESTMENT
                                               INVESTMENTS        DAC        LIABILITIES     (LIABILITY)  GAINS (LOSSES)
                                              -------------  -------------  --------------  ------------  --------------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2014..................... $         (28) $           2  $           10  $          5  $          (11)
Net investment gains (losses) arising during
  the period.................................            (1)            --              --            --              (1)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            39             --              --            --              39
   Excluded from Net earnings (loss)/(1)/....            --             --              --            --              --
Impact of net unrealized investment gains
  (losses) on:...............................
   DAC.......................................            --             (2)             --            --              (2)
   Deferred income taxes.....................            --             --              --            (9)             (9)
   Policyholders liabilities.................            --             --             (10)           --             (10)
                                              -------------  -------------  --------------  ------------  --------------
BALANCE, DECEMBER 31, 2014................... $          10  $          --  $           --  $         (4) $            6
                                              =============  =============  ==============  ============  ==============

                                                                                                          AOCI Gain
                                                                                                        (Loss) Related
                                                    Net                                      Deferred       to Net
                                              Unrealized Gains                                Income      Unrealized
                                                (Losses) on                  Policy holders  Tax Asset    Investment
                                                Investments         DAC       Liabilities   (Liability) Gains (Losses)
                                              ----------------  ------------ -------------- ----------- --------------
                                                                            (In Millions)

BALANCE, JANUARY 1, 2013.....................    $         (12) $          1 $            4 $         2 $           (5)
Net investment gains (losses) arising during
  the period.................................              (14)           --             --          --            (14)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........               13            --             --          --             13
   Excluded from Net earnings (loss)/(1)/....              (15)           --             --          --            (15)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................               --             1             --          --              1
   Deferred income taxes.....................               --            --             --           3              3
   Policyholders liabilities.................               --            --              6          --              6
                                                 -------------  ------------ -------------- ----------- --------------
BALANCE, DECEMBER 31, 2013                       $         (28) $          2 $           10 $         5 $          (11)
                                                 =============  ============ ============== =========== ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                    AOCI GAIN
                                                  NET                                             (LOSS) RELATED
                                              UNREALIZED                              DEFERRED        TO NET
                                                 GAINS                                 INCOME       UNREALIZED
                                              (LOSSES) ON             POLICYHOLDERS   TAX ASSET     INVESTMENT
                                              INVESTMENTS     DAC      LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              ----------- ----------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2014..................... $       607 $     (107) $        (245) $       (90) $          165
Net investment gains (losses) arising during
  the period.................................       1,606         --             --           --           1,606
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          18         --             --           --              18
   Excluded from Net earnings (loss)/(1)/....          --         --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --        (15)            --           --             (15)
   Deferred income taxes.....................          --         --             --         (520)           (520)
   Policyholders liabilities.................          --         --           (123)          --            (123)
                                              ----------- ----------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2014                    $     2,231 $     (122) $        (368) $      (610) $        1,131
                                              =========== ==========  =============  ===========  ==============

                                                                                                      AOCI Gain (Loss)
                                              Net Unrealized                              Deferred     Related to Net
                                                  Gains                                    Income        Unrealized
                                               (Losses) on                Policyholders   Tax Asset      Investment
                                               Investments        DAC      Liabilities   (Liability)   Gains (Losses)
                                              --------------  ----------  -------------  -----------  ----------------
                                                                            (In Millions)
BALANCE, JANUARY 1, 2013..................... $        2,900  $     (179) $        (603) $      (741) $          1,377
Net investment gains (losses) arising during
  the period.................................         (2,370)         --             --           --            (2,370)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             62          --             --           --                62
   Excluded from Net earnings (loss)/(1)/....             15          --             --           --                15
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --          72             --           --                72
   Deferred income taxes.....................             --          --             --          651               651
   Policyholders liabilities.................             --          --            358           --               358
                                              --------------  ----------  -------------  -----------  ----------------
BALANCE, DECEMBER 31, 2013                    $          607  $     (107) $        (245) $       (90) $            165
                                              ==============  ==========  =============  ===========  ================

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 601 issues at December 31, 2014 and the 747 issues at December 31, 2013 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2014:
------------------
Fixed Maturity Securities:
  Corporate.................................. $    1,314 $      (29) $    1,048 $      (42) $    2,362 $      (71)
  U.S. Treasury, government and agency.......        280         (6)        373        (20)        653        (26)
  States and political subdivisions..........         21         --          --         --          21         --
  Foreign governments........................         27         (1)         65         (6)         92         (7)
  Commercial mortgage-backed.................         37         (2)        355       (140)        392       (142)
  Residential mortgage-backed................         --         --          35         --          35         --
  Asset-backed...............................         --         --          20         (1)         20         (1)
  Redeemable preferred stock.................         42         --         169        (10)        211        (10)
                                              ---------- ----------  ---------- ----------  ---------- ----------

Total........................................ $    1,721 $      (38) $    2,065 $     (219) $    3,786 $     (257)
                                              ========== ==========  ========== ==========  ========== ==========

                                               Less Than 12 Months    12 Months or Longer            Total
                                              ---------------------  ---------------------  ----------------------
                                                           Gross                  Gross                   Gross
                                                         Unrealized             Unrealized              Unrealized
                                              Fair Value   Losses    Fair Value   Losses    Fair Value    Losses
                                              ---------- ----------  ---------- ----------  ---------- -----------
                                                                          (In Millions)
December 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $    4,381 $     (187) $      248 $      (26) $    4,629 $      (213)
  U.S. Treasury, government and agency.......      2,645       (477)         --         --       2,645        (477)
  States and political subdivisions..........         36         (2)         --         --          36          (2)
  Foreign governments........................         68         (4)          7         (1)         75          (5)
  Commercial mortgage-backed.................         30         (5)        529       (260)        559        (265)
  Residential mortgage-backed................        260         (1)          1         --         261          (1)
  Asset-backed...............................          2         --          28         (3)         30          (3)
  Redeemable preferred stock.................        232        (49)         79         (2)        311         (51)
                                              ---------- ----------  ---------- ----------  ---------- -----------

Total........................................ $    7,654 $     (725) $      892 $     (292) $    8,546 $    (1,017)
                                              ========== ==========  ========== ==========  ========== ===========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2014 and 2013 were $146 million and $158 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2014 and 2013, respectively, approximately $1,788 million and $1,913 million, or 5.8% and 6.6%, of the $30,795 million and $28,836 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $85 million and $215 million at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, respectively, the $219 million and $292 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either December 31, 2014 or 2013. As of December 31, 2014, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2014 and 2013, respectively, the Company owned $8 million and $10 million in RMBS backed by subprime residential mortgage loans, and $7 million and $8 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2014, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $12 million.

   At December 31, 2014 and 2013, respectively, the amortized cost of the Company's trading account securities was $5,160 million and $4,225 million with respective fair values of $5,143 million and $4,221 million. Also at December 31, 2014 and 2013, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $197 million and $192 million and costs of $185 million and $183 million as well as other equity securities with carrying values of $38 million and $34 million and costs of $36 million and $37 million.

   In 2014, 2013 and 2012, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $24 million, $48 million and $69 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $93 million and $135 million at December 31, 2014 and 2013, respectively. Gross interest income on these loans included in net investment income (loss) totaled $1 million, $2 million and $7 million in 2014, 2013 and 2012, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4 million, $7 million and $8 million in 2014, 2013 and 2012, respectively.

   Troubled Debt Restructurings

   In 2011, the mortgage loan shown in the table below was modified to interest only payments. Since 2011, this loan has been modified two additional times to extend interest only payments through maturity. The maturity date was also extended from November 5, 2014 to December 5, 2015. Since the fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                  TROUBLED DEBT RESTRUCTURING - MODIFICATIONS
                               DECEMBER 31, 2014


                                                         OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ------------------------------------
                                              OF LOANS PRE-MODIFICATION POST - MODIFICATION
                                              -------- ---------------- -------------------

                                                              (DOLLARS IN MILLIONS)

Commercial mortgage loans....................        1               84                  93

   There were no default payments on the above loan during 2014. There were no agricultural troubled debt restructuring mortgage loans in 2014.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2014, 2013 and 2012 are as follows:

                                                             COMMERCIAL MORTGAGE LOANS
                                                             -------------------------
                                                               2014     2013     2012
                                                             -------  -------  -------
ALLOWANCE FOR CREDIT LOSSES:                                       (IN MILLIONS)
Beginning Balance, January 1,............................... $    42  $    34  $    32
   Charge-offs..............................................     (14)      --       --
   Recoveries...............................................      --       (2)     (24)
   Provision................................................       9       10       26
                                                             -------  -------  -------
Ending Balance, December 31,................................ $    37  $    42  $    34
                                                             =======  =======  =======

Ending Balance, December 31,:
   Individually Evaluated for Impairment.................... $    37  $    42  $    34
                                                             =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2014, 2013 and 2012.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the loan-to-value and debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2014 and 2013, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2014

                                                             DEBT SERVICE COVERAGE RATIO
                                              ----------------------------------------------------------
                                                                                                  LESS    TOTAL
                                               GREATER   1.8X TO   1.5X TO    1.2X TO  1.0X TO    THAN   MORTGAGE
                                              THAN 2.0X   2.0X      1.8X       1.5X     1.2X      1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     ---------- -------- ---------- --------- -------- -------- ---------
                                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      335 $     -- $       -- $      59 $     34 $     -- $     428
  50% - 70%..................................        963      440        872       839       54       --     3,168
  70% - 90%..................................        211       --         61       265       79       --       616
  90% plus...................................        156       --         --        --       --       47       203
                                              ---------- -------- ---------- --------- -------- -------- ---------

Total Commercial Mortgage Loans.............. $    1,665 $    440 $      933 $   1,163 $    167 $     47 $   4,415
                                              ========== ======== ========== ========= ======== ======== =========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      184 $    100 $      232 $     408 $    206 $     50 $   1,180
  50% - 70%..................................        143       87        201       223      204       47       905
  70% - 90%..................................         --       --         --        --       --       --        --
  90% plus...................................         --       --         --        --       --       --        --
                                              ---------- -------- ---------- --------- -------- -------- ---------

Total Agricultural Mortgage Loans............ $      327 $    187 $      433 $     631 $    410 $     97 $   2,085
                                              ========== ======== ========== ========= ======== ======== =========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      519 $    100 $      232 $     467 $    240 $     50 $   1,608
  50% - 70%..................................      1,106      527      1,073     1,062      258       47     4,073
  70% - 90%..................................        211       --         61       265       79       --       616
  90% plus...................................        156       --         --        --       --       47       203
                                              ---------- -------- ---------- --------- -------- -------- ---------

Total Mortgage Loans......................... $    1,992 $    627 $    1,366 $   1,794 $    577 $    144 $   6,500
                                              ========== ======== ========== ========= ======== ======== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2013

                                                         Debt Service Coverage Ratio
                                              -------------------------------------------------
                                                                                         Less    Total
                                               Greater  1.8x to 1.5x to 1.2x to 1.0x to  than   Mortgage
                                              than 2.0x  2.0x    1.8x    1.5x    1.2x    1.0x    Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- ------- ------- ------- ------- ---------
                                                                     (In Millions)
Commercial Mortgage Loans/(1)/
0% - 50%..................................... $     285 $    -- $    -- $    -- $    36 $    -- $     321
50% - 70%....................................       360     573     671     533     135      --     2,272
70% - 90%....................................       116      --     313     240     105     219       993
90% plus.....................................       135      --      --      60      27      48       270
                                              --------- ------- ------- ------- ------- ------- ---------

Total Commercial Mortgage Loans.............. $     896 $   573 $   984 $   833 $   303 $   267 $   3,856
                                              ========= ======= ======= ======= ======= ======= =========

                                                           Debt Service Coverage Ratio
                                              ------------------------------------------------------
                                                                                              Less    Total
                                               Greater   1.8x to  1.5x to   1.2x to  1.0x to  than   Mortgage
                                              than 2.0x   2.0x     1.8x      1.5x     1.2x    1.0x    Loans
Loan-to-Value Ratio:/(2)/                     ---------- -------- -------- --------- ------- ------- ---------
                                                                       (In Millions)
Agricultural Mortgage Loans/(1)/
0% - 50%..................................... $      185 $     82 $    214 $     410 $   208 $    49 $   1,148
50% - 70%....................................        127       50      193       164     149      39       722
70% - 90%....................................         --       --       --        --      --      --        --
90% plus.....................................         --       --       --        --      --      --        --
                                              ---------- -------- -------- --------- ------- ------- ---------

Total Agricultural Mortgage Loans............ $      312 $    132 $    407 $     574 $   357 $    88 $   1,870
                                              ========== ======== ======== ========= ======= ======= =========

Total Mortgage Loans/(1)/
0% - 50%..................................... $      470 $     82 $    214 $     410 $   244 $    49 $   1,469
50% - 70%....................................        487      623      864       697     284      39     2,994
70% - 90%....................................        116       --      313       240     105     219       993
90% plus.....................................        135       --       --        60      27      48       270
                                              ---------- -------- -------- --------- ------- ------- ---------

Total Mortgage Loans......................... $    1,208 $    705 $  1,391 $   1,407 $   660 $   355 $   5,726
                                              ========== ======== ======== ========= ======= ======= =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2014 and 2013, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                  RECORDED
                                                                                                 INVESTMENT
                                                                                  TOTAL    (GREATER THAN) 90 DAYS
                       30-59    60-89        90 DAYS                            FINANCING           AND
                       DAYS     DAYS    OR (GREATER THAN)   TOTAL    CURRENT   RECEIVABLES        ACCRUING
                      -------- -------- ----------------- --------- ---------- ----------- ----------------------
                                                             (IN MILLIONS)
DECEMBER 31, 2014
-----------------

 Commercial.......... $     -- $     -- $              -- $      -- $    4,415 $     4,415 $                   --
 Agricultural........        1        7                 3        11      2,074       2,085                      3
                      -------- -------- ----------------- --------- ---------- ----------- ----------------------
TOTAL MORTGAGE LOANS. $      1 $      7 $               3 $      11 $    6,489 $     6,500 $                    3
                      ======== ======== ================= ========= ========== =========== ======================
December 31, 2013
-----------------

 Commercial.......... $     -- $     -- $              -- $      -- $    3,856 $     3,856 $                   --
 Agricultural........        5        4                14        23      1,847       1,870                     14
                      -------- -------- ----------------- --------- ---------- ----------- ----------------------
Total Mortgage Loans. $      5 $      4 $              14 $      23 $    5,703 $     5,726 $                   14
                      ======== ======== ================= ========= ========== =========== ======================

   The following table provides information relating to impaired mortgage loans at December 31, 2014 and 2013, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2014:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --  $           --  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
TOTAL........................................ $       -- $       -- $       --  $           --  $       --
                                              ========== ========== ==========  ==============  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      156 $      156 $      (37) $          148  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
TOTAL........................................ $      156 $      156 $      (37) $          148  $        2
                                              ========== ========== ==========  ==============  ==========

December 31, 2013:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --  $           --  $       --
  Agricultural mortgage loans................         --         --         --               1          --
                                              ---------- ---------- ----------  --------------  ----------
Total........................................ $       -- $       -- $       --  $            1  $       --
                                              ========== ========== ==========  ==============  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      135 $      135 $      (42) $          139  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
Total........................................ $      135 $      135 $      (42) $          139  $        2
                                              ========== ========== ==========  ==============  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY REAL ESTATE

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,490 million and $1,596 million, respectively, at December 31, 2014 and 2013. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $1 million and $6 million, respectively, at December 31, 2014 and 2013. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $206 million, $206 million and $170 million, respectively, for 2014, 2013 and 2012.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYSDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and other features is that under-performance of the financial markets could result in the GIB and GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate swaptions to reduce the risk associated with minimum guarantees on these interest-sensitive contracts.

   Derivatives utilized to hedge equity market risks associated with the General Account's investments in Separate Accounts

   The Company's General Account investment in Separate Account equity funds exposes the Company to equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps ("CDS"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") as General Account investments, and simultaneously enters into asset swap contracts ("ASW"), to result in payment of the variable principal at maturity and semi-annual coupons of the TIPS to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These ASWs, when considered in combination with the TIPS, together result in a net position that is intended to replicate a fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

   In third quarter of 2014, the Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss) from derivative instruments.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                      FAIR VALUE
                                                            ------------------------------
                                                                                           GAINS (LOSSES)
                                                NOTIONAL         ASSET        LIABILITY      REPORTED IN
                                                 AMOUNT       DERIVATIVES    DERIVATIVES   EARNINGS (LOSS)
                                              ------------- --------------- -------------- ---------------
                                                                      (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $       5,933 $             1 $            2 $          (522)
  Swaps......................................         1,169              22             15             (88)
  Options....................................         6,896           1,215            742             196
Interest rate contracts:/(1)/
  Floors.....................................         2,100             120             --               9
  Swaps......................................        11,608             605             15           1,507
  Futures....................................        10,647              --             --             459
  Swaptions..................................         4,800              72             --              37
Credit contracts:/(1)/
  Credit default swaps.......................         1,942               9             27               4
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................           149               2             --               3
                                                                                           ---------------
NET INVESTMENT INCOME (LOSS).................                                                        1,605
                                                                                           ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................            --          10,711             --           3,964
GIB and GWBL and other features/(2)/.........            --              --            128            (128)
SCS, SIO, MSO and IUL indexed features/(3)/..            --              --            380            (199)
                                              ------------- --------------- -------------- ---------------

Balances, December 31, 2014.................. $      45,244 $        12,757 $        1,309 $         5,242
                                              ============= =============== ============== ===============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2013

                                                                   Fair Value
                                                            -------------------------
                                                                                      Gains (Losses)
                                                Notional       Asset      Liability     Reported In
                                                 Amount     Derivatives  Derivatives  Earnings (Loss)
                                              ------------- ------------ ------------ ---------------
                                                                   (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $       4,935 $         -- $          3 $        (1,434)
  Swaps......................................         1,293           --           51            (316)
  Options....................................         7,506        1,056          593             366
Interest rate contracts:/(1)/
  Floors.....................................         2,400          193           --              (5)
  Swaps......................................         9,823          216          212          (1,010)
  Futures....................................        10,763           --           --            (314)
  Swaptions..................................            --           --           --            (154)
Credit contracts:/(1)/
  Credit default swaps.......................           342           10            1               4
Other freestanding contracts:/(1)/
  Foreign currency contracts.................           112            1            1              (3)
                                                                                      ---------------
Net investment income (loss).................                                                  (2,866)
                                                                                      ---------------

Embedded derivatives:
GMIB reinsurance contracts...................            --        6,746           --          (4,297)
GIB and GWBL and other features/(2)/.........            --           --           --             265
SCS, SIO, MSO and IUL indexed features/(3)/..            --           --          346            (429)
                                              ------------- ------------ ------------ ---------------
Balances, December 31, 2013.................. $      37,174 $      8,222 $      1,207 $        (7,327)
                                              ============= ============ ============ ===============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2014 are exchange-traded and net settled daily in cash. At December 31, 2014, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $229 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, and on Eurodollars futures, having initial margin requirements of $29 million and
   (iii) the Euro Stoxx, FTSE 100, Topix and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $32 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a Credit Support Annex ("CSA") under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2014 and 2013, respectively, the Company held $1,225 million and $607 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2014 and 2013, respectively, were $28 million and $42 million, for which the Company posted collateral of $36 million and $35 million at December 31, 2014 and 2013, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   SECURITIES REPURCHASE AND REVERSE REPURCHASE TRANSACTIONS

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements and are reported in the consolidated balance sheets on a gross basis as Broker-dealer related payables or receivables. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, or U.S. government and government agency securities in an amount equal to 102%-105% of the fair value of the securities to be repurchased or resold and monitors their market values on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2014, the balance outstanding under securities repurchase and reverse repurchase transaction was $950 million. The Company utilized the funds received from these repurchase agreements to extend the duration of the assets within General Account investment portfolio. For other instruments used to extend the duration of the General Account investment portfolio see "Policyholders' Account Balances and Future Policy Benefits" included in
   Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2014.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2014

                                                               GROSS
                                                 GROSS        AMOUNTS       NET AMOUNTS
                                                AMOUNTS    OFFSET IN THE  PRESENTED IN THE
                                               RECOGNIZED  BALANCE SHEETS  BALANCE SHEETS
                                              ------------ -------------- ----------------
                                                              (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      1,236 $          753 $            483
Interest rate contracts......................          755             12              743
Credit contracts.............................            7             27              (20)
                                              ------------ -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        1,998            792            1,206
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           40             --               40
                                              ------------ -------------- ----------------
  Total Derivatives..........................        2,038            792            1,246
Other financial instruments..................          732             --              732
                                              ------------ -------------- ----------------
  Other invested assets...................... $      2,770 $          792 $          1,978
                                              ============ ============== ================
LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $        753 $          753 $             --
Interest rate contracts......................           12             12               --
Credit contracts.............................           27             27               --
                                              ------------ -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................          792            792               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           --             --               --
                                              ------------ -------------- ----------------
  Total Derivatives..........................          792            792               --
Other financial liabilities..................        2,939             --            2,939
                                              ------------ -------------- ----------------
  Other liabilities.......................... $      3,731 $          792 $          2,939
                                              ============ ============== ================
Repurchase agreements........................          950             --              950
Other broker-dealer related payables.........          551             --              551
                                              ------------ -------------- ----------------
  Broker-dealer related payables............. $      1,501 $           -- $          1,501
                                              ============ ============== ================

  /(1)/Excludes Investment Management segment's $8 million net derivative assets and $158 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $9 million net derivative liability and $34 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2014.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2014

                                                                  COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -----------------------------
                                              PRESENTED IN THE     FINANCIAL                        NET
                                               BALANCE SHEETS     INSTRUMENTS        CASH         AMOUNTS
                                              ----------------- --------------  -------------  --------------

                                                                       (IN MILLIONS)
ASSETS
Counterparty A............................... $              62 $           --  $         (62) $           --
Counterparty B...............................               102             --            (95)              7
Counterparty C...............................               111             --           (110)              1
Counterparty D...............................               228             --           (224)              4
Counterparty E...............................                60             --            (59)              1
Counterparty F...............................                63             --            (60)              3
Counterparty G...............................               145           (145)            --              --
Counterparty H...............................                31            (31)            --              --
Counterparty I...............................               136             --           (134)              2
Counterparty J...............................                28             --            (22)              6
Counterparty K...............................                44             --            (44)             --
Counterparty L...............................               113           (113)            --              --
Counterparty M...............................                76             --            (68)              8
Counterparty N...............................                40             --             --              40
Counterparty Q...............................                 4             --             (4)             --
Counterparty T...............................                 3             --             (3)             --
                                              ----------------- --------------  -------------  --------------
  Total Derivatives.......................... $           1,246 $         (289) $        (885) $           72
Other financial instruments..................               732             --             --             732
                                              ----------------- --------------  -------------  --------------
  OTHER INVESTED ASSETS...................... $           1,978 $         (289) $        (885) $          804
                                              ================= ==============  =============  ==============

LIABILITIES
Counterparty D............................... $             450 $         (450) $          --  $           --
Counterparty C...............................               500           (500)            --              --
Other Broker-dealer related payables.........               551             --             --             551
                                              ----------------- --------------  -------------  --------------
  BROKER-DEALER RELATED PAYABLES............. $           1,501 $         (950) $          --  $          551
                                              ================= ==============  =============  ==============

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2013.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2013

                                                                 Gross
                                                  Gross         Amounts       Net Amounts
                                                 Amounts     Offset in the  Presented in the
                                                Recognized   Balance Sheets  Balance Sheets
                                              -------------- -------------- ----------------
                                                              (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $        1,056 $          642 $            414
Interest rate contracts......................            344            211              133
Credit contracts.............................              9             --                9
  Total Derivatives, subject to an ISDA
   Master Agreement..........................          1,409            853              556
Total Derivatives, not subject to an ISDA
  Master Agreement...........................             64             --               64
                                              -------------- -------------- ----------------
  Total Derivatives..........................          1,473            853              620
Other financial instruments..................            733             --              733
                                              -------------- -------------- ----------------
  Other invested assets...................... $        2,206 $          853 $          1,353
                                              ============== ============== ================
LIABILITIES/(2)/
Description
Derivatives:
Equity contracts............................. $          642 $          642 $             --
Interest rate contracts......................            211            211               --
  Total Derivatives, subject to an ISDA
   Master Agreement..........................            853            853               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................             --             --               --
                                              -------------- -------------- ----------------
  Total Derivatives..........................            853            853               --
Other financial liabilities..................          2,653             --            2,653
                                              -------------- -------------- ----------------
  Other liabilities.......................... $        3,506 $          853 $          2,653
                                              ============== ============== ================

  /(1)/Excludes Investment Management segment's $3 million net derivative assets and $84 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $8 million net derivative liability and $65 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2013.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2013

                                                                         Collateral (Received)/Held
                                                    Net Amounts         ----------------------------
                                              Presented in the Balance    Financial                        Net
                                                       Sheets            Instruments        Cash         Amounts
                                              ------------------------  -------------  -------------  --------------
                                                                          (In Millions)
Counterparty A............................... $                     46  $          --  $         (46) $           --
Counterparty B...............................                       17             --            (17)             --
Counterparty C...............................                       28             --            (28)             --
Counterparty D...............................                      175             --           (175)             --
Counterparty E...............................                       47             --            (47)             --
Counterparty F...............................                      (28)            --             28              --
Counterparty G...............................                      134           (134)            --              --
Counterparty H...............................                        4             --             (4)             --
Counterparty I...............................                       (2)            --              2              --
Counterparty J...............................                      (12)            --             12              --
Counterparty K...............................                       41             --            (38)              3
Counterparty L...............................                       72             --            (69)              3
Counterparty M...............................                       30             --            (30)             --
Counterparty N...............................                       64             --             --              64
Counterparty Q...............................                        4             --             (4)             --
                                              ------------------------  -------------  -------------  --------------
  Total Derivatives.......................... $                    620  $        (134) $        (416) $           70
Other financial instruments..................                      733             --             --             733
                                              ------------------------  -------------  -------------  --------------
  Other invested assets...................... $                  1,353  $        (134) $        (416) $          803
                                              ========================  =============  =============  ==============

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                          2014        2013        2012
                                                       ----------  ----------  ----------
                                                                  (IN MILLIONS)

Fixed maturities...................................... $    1,431  $    1,462  $    1,529
Mortgage loans on real estate.........................        306         284         264
Equity real estate....................................          1           1          14
Other equity investments..............................        202         234         189
Policy loans..........................................        216         219         226
Short-term investments................................          1           1          15
Derivative investments................................      1,605      (2,866)       (978)
Broker-dealer related receivables.....................         15          14          14
Trading securities....................................         61          48          85
Other investment income...............................         32          34          33
                                                       ----------  ----------  ----------
Gross investment income (loss)........................      3,870        (569)      1,391
Investment expenses...................................        (53)        (57)        (50)
Interest expense......................................         (2)         (3)         (3)
                                                       ----------  ----------  ----------
Net Investment Income (Loss).......................... $    3,815  $     (629) $    1,338
                                                       ==========  ==========  ==========

   For 2014, 2013 and 2012, respectively, Net investment income (loss) from derivatives included $899 million, $(2,829) million and $(232) million of realized gains (losses) on contracts closed during those periods and $706 million, $(37) million and $(746) million of unrealized gains (losses) on derivative positions at each respective year end.

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                          2014        2013        2012
                                                       ----------  ----------  ----------
                                                                  (IN MILLIONS)

Fixed maturities...................................... $      (54) $      (75) $      (89)
Mortgage loans on real estate.........................         (3)         (7)         (7)
Other equity investments..............................         (2)        (17)        (13)
Other.................................................          1          --          12
                                                       ----------  ----------  ----------
Investment Gains (Losses), Net........................ $      (58) $      (99) $      (97)
                                                       ==========  ==========  ==========

   For 2014, 2013 and 2012, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $5 million, $8 million and $6 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,562 million and $3,504 million at December 31, 2014 and 2013, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2014 and 2013, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $610 million and $583 million at December 31, 2014 and 2013, respectively and the accumulated amortization of these intangible assets was $411 million and $384 million at December 31, 2014 and 2013, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $27 million, $24 million and $24 million for 2014, 2013 and 2012, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $28 million.

   At December 31, 2014 and 2013, respectively, net deferred sales commissions totaled $118 million and $71 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2014 net asset balance for each of the next five years is $43 million, $35 million, $27 million, $13 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2014, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   On June 20, 2014, AllianceBernstein acquired an approximate 82% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AllianceBernstein recorded $24 million of definite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AllianceBernstein also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AllianceBernstein does not own.

   On December 12, 2013, AllianceBernstein acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2013, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AllianceBernstein made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services reach $5,000 million on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AllianceBernstein also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AllianceBernstein recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $163 million and $163 million at December 31, 2014 and 2013, respectively. Amortization of capitalized software in 2014, 2013 and 2012 were $50 million, $119 million (including $45 million of accelerated amortization) and $77 million, respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                     DECEMBER 31,
                                                                              ---------------------------
                                                                                  2014          2013
                                                                              ------------ --------------
                                                                                     (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other............ $      7,537 $        7,716
Policyholder dividend obligation.............................................          201            128
Other liabilities............................................................          117            144
                                                                              ------------ --------------
Total Closed Block liabilities............................................... $      7,855 $        7,988
                                                                              ------------ --------------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $4,829
   and $4,987)............................................................... $      5,143 $        5,232
Mortgage loans on real estate................................................        1,407          1,343
Policy loans.................................................................          912            949
Cash and other invested assets...............................................           14             48
Other assets.................................................................          176            186
                                                                              ------------ --------------
Total assets designated to the Closed Block..................................        7,652          7,758
                                                                              ------------ --------------
Excess of Closed Block liabilities over assets designated to the
  Closed Block...............................................................          203            230
Amounts included in accumulated other comprehensive
  income (loss):
  Net unrealized investment gains (losses), net of deferred
   income tax (expense) benefit of $(43) and $(45) and
   policyholder dividend obligation of $(201) and $(128).....................           80             83
                                                                              ------------ --------------
Maximum Future Earnings To Be Recognized From Closed Block
  Assets and Liabilities..................................................... $        283 $          313
                                                                              ============ ==============

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                2014        2013        2012
                                                             ----------  ----------  ----------
                                                                        (IN MILLIONS)
REVENUES:
Premiums and other income................................... $      273  $      286  $      316
Investment income (loss)....................................        378         402         420
Net investment gains (losses)...............................         (4)        (11)         (9)
                                                             ----------  ----------  ----------
Total revenues..............................................        647         677         727
                                                             ----------  ----------  ----------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.......................        597         637         724
Other operating costs and expenses..........................          4           1          --
                                                             ----------  ----------  ----------
Total benefits and other deductions.........................        601         638         724
                                                             ----------  ----------  ----------
Net revenues, before income taxes...........................         46          39           3
Income tax (expense) benefit................................        (16)        (14)         (1)
                                                             ----------  ----------  ----------
Net Revenues (Losses)....................................... $       30  $       25  $        2
                                                             ==========  ==========  ==========

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                             DECEMBER 31,
                                                        ---------------------
                                                           2014       2013
                                                        ---------- ----------
                                                            (IN MILLIONS)

Balances, beginning of year............................ $      128 $      373
Unrealized investment gains (losses)...................         73       (245)
                                                        ---------- ----------
Balances, End of year.................................. $      201 $      128
                                                        ========== ==========

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                       DECEMBER 31,
                                                                  ----------------------
                                                                     2014        2013
                                                                  ----------  ----------
                                                                       (IN MILLIONS)

Balance, beginning of year....................................... $      518  $      621
Contractholder bonus interest
   credits deferred..............................................         15          18
Amortization charged to income...................................       (150)       (121)
                                                                  ----------  ----------
Balance, End of Year............................................. $      383  $      518
                                                                  ==========  ==========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2014 and 2013, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2014

                                                   LEVEL 1        LEVEL 2        LEVEL 3        TOTAL
                                               --------------  -------------  ------------- ------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $           --  $      21,840  $         380 $     22,220
   U.S. Treasury, government and agency.......             --          7,331             --        7,331
   States and political subdivisions..........             --            472             47          519
   Foreign governments........................             --            446             --          446
   Commercial mortgage-backed.................             --             20            715          735
   Residential mortgage-backed/(1)/...........             --            793              2          795
   Asset-backed/(2)/..........................             --             46             53           99
   Redeemable preferred stock.................            254            635             --          889
                                               --------------  -------------  ------------- ------------
     Subtotal.................................            254         31,583          1,197       33,034
                                               --------------  -------------  ------------- ------------
  Other equity investments....................            217             --             61          278
  Trading securities..........................            710          4,433             --        5,143
  Other invested assets:
   Short-term investments.....................             --            103             --          103
   Swaps......................................             --            597             --          597
   Credit Default Swaps.......................             --            (18)            --          (18)
   Futures....................................             (2)            --             --           (2)
   Options....................................             --            473             --          473
   Floors.....................................             --            120             --          120
   Currency Contracts.........................             --              1             --            1
   Swaptions..................................             --             72             --           72
                                               --------------  -------------  ------------- ------------
     Subtotal.................................             (2)         1,348             --        1,346
                                               --------------  -------------  ------------- ------------
Cash equivalents..............................          2,725             --             --        2,725
Segregated securities.........................             --            476             --          476
GMIB reinsurance contracts....................             --             --         10,711       10,711
Separate Accounts' assets.....................        107,539          3,072            260      110,871
                                               --------------  -------------  ------------- ------------
   Total Assets............................... $      111,443  $      40,912  $      12,229 $    164,584
                                               ==============  =============  ============= ============

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2014

                                                 LEVEL 1      LEVEL 2      LEVEL 3       TOTAL
                                              ------------- ------------ ------------ ------------
                                                                 (IN MILLIONS)
LIABILITIES
GWBL and other features' liability........... $          -- $         -- $        128 $        128
SCS, SIO, MSO and IUL indexed
   features' liability.......................            --          380           --          380
                                              ------------- ------------ ------------ ------------
   Total Liabilities......................... $          -- $        380 $        128 $        508
                                              ============= ============ ============ ============

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2013

                                                 Level 1    Level 2   Level 3     Total
                                               ----------  ---------  -------- ----------
                                                              (In Millions)
Assets
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  22,400  $    291 $   22,691
   U.S. Treasury, government and agency.......         --      3,129        --      3,129
   States and political subdivisions..........         --        431        46        477
   Foreign governments........................         --        433        --        433
   Commercial mortgage-backed.................         --         16       700        716
   Residential mortgage-backed/(1)/...........         --        943         4        947
   Asset-backed/(2)/..........................         --         56        83        139
   Redeemable preferred stock.................        216        656        15        887
                                               ----------  ---------  -------- ----------
     Subtotal.................................        216     28,064     1,139     29,419
                                               ----------  ---------  -------- ----------
  Other equity investments....................        233          9        52        294
  Trading securities..........................        529      3,692        --      4,221
  Other invested assets:
   Short-term investments.....................         --         99        --         99
   Swaps......................................         --        (45)       --        (45)
   Credit Default Swaps.......................         --          9        --          9
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        463        --        463
   Floors.....................................         --        193        --        193
                                               ----------  ---------  -------- ----------
     Subtotal.................................         (2)       719        --        717
                                               ----------  ---------  -------- ----------
Cash equivalents..............................      1,310         --        --      1,310
Segregated securities.........................         --        981        --        981
GMIB reinsurance contracts....................         --         --     6,747      6,747
Separate Accounts' assets.....................    105,579      2,948       237    108,764
                                               ----------  ---------  -------- ----------
   Total Assets............................... $  107,865  $  36,413  $  8,175 $  152,453
                                               ==========  =========  ======== ==========

Liabilities
GWBL and other features' liability............ $       --  $      --  $     -- $       --
SCS, SIO, MSO and IUL indexed
   features' liability........................         --        346        --        346
                                               ----------  ---------  -------- ----------
   Total Liabilities.......................... $       --  $     346  $     -- $      346
                                               ==========  =========  ======== ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2014 and 2013, respectively, the fair value of public fixed maturities is approximately $24,779 million and $21,671 million or approximately 16.2% and 15.0% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2014 and 2013, respectively, the fair value of private fixed maturities is approximately $8,255 million and $7,748 million or approximately 5.4% and 5.4% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2014 and 2013, respectively, the net fair value of freestanding derivative positions is approximately $1,243 million and $617 million or approximately 92.3% and 86.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $0.1 million and $0.4 million at December 31, 2014 and 2013, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2014.

   At December 31, 2014 and 2013, respectively, investments classified as Level 1 comprise approximately 72.7% and 74.5% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2014 and 2013, respectively, investments classified as Level 2 comprise approximately 26.4% and 24.5% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2014 and 2013, respectively, approximately $821 million and $970 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETFs or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETFs or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2014 and 2013, respectively, investments classified as Level 3 comprise approximately 1.0% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2014 and 2013, respectively, were approximately $135 million and $150 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $770 million and $787 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2014 and 2013, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $147 million and $133 million at December 31, 2014 and 2013, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to reflect a level of general swap market counterparty risk; therefore, no adjustment was made for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2014. Equity and fixed income volatilities were modeled to reflect the current market volatility.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   In 2014, AFS fixed maturities with fair values of $82 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $15 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.5% of total equity at December 31, 2014.

   In 2013, AFS fixed maturities with fair values of $37 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $20 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.4% of total equity at December 31, 2013. One of the Company's private securities went public and as a result, $20 million was transferred from a Level 3 classification to a Level 1 classification. In 2013, $9 million was transferred from a Level 3 classification to a Level 2 classification due to merger of one of the private securities with a public company that had a trading restriction period at December 31, 2013.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2014 and 2013, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                           STATE AND
                                                           POLITICAL             COMMERCIAL  RESIDENTIAL
                                                             SUB-      FOREIGN   MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE  DIVISIONS    GOVTS      BACKED      BACKED      BACKED
                                                ---------  ---------  --------  -----------  -----------  --------

                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2014....................... $     291  $      46  $     --  $       700  $         4  $     83
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --        --            2           --        --
     Investment gains (losses), net............         3         --        --          (89)          --        --
                                                ---------  ---------  --------  -----------  -----------  --------
       Subtotal................................         5         --        --          (87)          --        --
                                                ---------  ---------  --------  -----------  -----------  --------
   Other comprehensive income (loss)...........         6          2        --          135           --         7
Purchases......................................       162         --        --           --           --        --
Sales..........................................      (30)        (1)        --         (20)          (2)      (37)
Transfers into Level 3/(1)/....................        15         --        --           --           --        --
Transfers out of Level 3/(1)/..................      (69)         --        --         (13)           --        --
                                                ---------  ---------  --------  -----------  -----------  --------
BALANCE, DECEMBER 31, 2014..................... $     380  $      47  $     --  $       715  $         2  $     53
                                                =========  =========  ========  ===========  ===========  ========

BALANCE, JANUARY 1, 2013....................... $     355  $      50  $     19  $       900  $         9  $    113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --        --           --           --        --
     Investment gains (losses), net............         5         --        --          (68)          --        --
                                                ---------  ---------  --------  -----------  -----------  --------
       Subtotal................................ $       7  $      --  $     --  $       (68) $        --  $     --
                                                ---------  ---------  --------  -----------  -----------  --------
   Other comprehensive income (loss)...........        (1)        (3)       (2)          13           (1)        3
Purchases......................................        70         --        --           31           --        --
Sales..........................................      (150)        (1)      (17)        (160)          (4)      (22)
Transfers into Level 3/(1)/....................        20         --        --           --           --        --
Transfers out of Level 3/(1)/..................       (10)        --        --          (16)          --       (11)
                                                ---------  ---------  --------  -----------  -----------  --------
BALANCE, DECEMBER 31, 2013..................... $     291  $      46  $     --  $       700  $         4  $     83
                                                =========  =========  ========  ===========  ===========  ========

                              Level 3 Instruments
                            Fair Value Measurements

                                                           State and
                                                           Political           Commercial  Residential
                                                             Sub-     Foreign  Mortgage-    Mortgage-   Asset-
                                                Corporate  divisions   Govts     backed      backed     backed
                                                ---------  ---------  -------  ----------  -----------  ------
                                                                         (In Millions)
BALANCE, JANUARY 1, 2012....................... $     432  $      53  $    22  $      902  $        14  $  172
Total gains (losses), realized and unrealized,
  included in:
     Earnings (loss) as:
     Net investment income (loss)..............         2         --       --           2           --      --
     Investment gains (losses), net............         4         --       --        (105)          --      --
                                                ---------  ---------  -------  ----------  -----------  ------
 Subtotal......................................         6         --       --        (103)          --      --
                                                ---------  ---------  -------  ----------  -----------  ------
Other comprehensive income (loss)..............        15         (1)      --         128           --       4
Purchases......................................        --         --       --          --           --      --
Sales..........................................       (47)        (2)      --         (27)          (5)    (25)
Transfers into Level 3/(1)/....................        17         --       --          --           --      --
Transfers out of Level 3/(1)/..................       (68)        --       (3)         --           --     (38)
                                                ---------  ---------  -------  ----------  -----------  ------
BALANCE, DECEMBER 31, 2012..................... $     355  $      50  $    19  $      900  $         9  $  113
                                                =========  =========  =======  ==========  ===========  ======

                                                                                                      GWBL
                                                REDEEMABLE       OTHER          GMIB      SEPARATE  AND OTHER
                                                PREFERRED       EQUITY       REINSURANCE  ACCOUNTS  FEATURES
                                                  STOCK     INVESTMENTS/(2)/    ASSET      ASSETS   LIABILITY
                                                ----------  ---------------  -----------  --------  ---------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2014....................... $       15  $            52  $     6,747  $    237  $      --
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         --                3           --        --         --
     Investment gains (losses), net............         --                1           --        15         --
     Increase (decrease) in the fair value
       of reinsurance contracts................         --               --        3,774        --         --
     Policyholders' benefits...................         --               --           --        --         (8)
                                                ----------  ---------------  -----------  --------  ---------
  Subtotal.....................................         --                4        3,744        15         (8)
                                                ----------  ---------------  -----------  --------  ---------
Other comprehensive income (loss)..............         --               --           --        --         --
Purchases......................................         --                8          225        16        136
Sales..........................................        (15)              (1)         (35)       (3)        --
Settlements....................................         --               --           --        (5)        --
Transfers into Level 3/(1)/....................         --               --           --        --         --
Transfers out of Level 3/(1)/..................         --               (2)          --        --         --
                                                ----------  ---------------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2014..................... $       --  $            61  $    10,711  $    260  $     128
                                                ==========  ===============  ===========  ========  =========

                                                                                                      GWBL
                                                Redeemable      Other          GMIB      Separate   and Other
                                                Preferred      Equity       Reinsurance  Accounts   Features
                                                  Stock    Investments/(2)/    Asset      Assets    Liability
                                                ---------- ---------------  -----------  --------  ----------
                                                                        (In Millions)
BALANCE, JANUARY 1, 2013....................... $       15 $            77  $    11,044  $    224  $      265
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         --              10           --        --          --
     Investment gains (losses), net............         --              (7)          --        10          --
     Increase (decrease) in the fair value
       of reinsurance contracts................         --              --       (4,496)       --          --
     Policyholders' benefits...................         --              --           --        --        (351)
                                                ---------- ---------------  -----------  --------  ----------
  Subtotal..................................... $       -- $             3  $    (4,496) $     10  $     (351)
                                                ---------- ---------------  -----------  --------  ----------
Other comprehensive income (loss)..............         --              --           --        (1)         --
Purchases......................................         --               4          237         6          86
Sales..........................................         --              (3)         (38)       (3)         --
Settlements....................................         --              --           --        (2)         --
Transfers into Level 3/(1)/....................         --              --           --         3          --
Transfers out of Level 3/(1)/..................         --             (29)          --        --          --
                                                ---------- ---------------  -----------  --------  ----------
BALANCE, DECEMBER 31, 2013..................... $       15 $            52  $     6,747  $    237  $       --
                                                ========== ===============  ===========  ========  ==========

                                                                                                                   GWBL
                                                Redeemable        Other        Other       GMIB       Separate   and Other
                                                Preferred        Equity       Invested  Reinsurance   Accounts   Features
                                                  Stock     Investments/(2)/   Assets      Asset       Assets    Liability
                                                ----------- ----------------- --------  ------------ ---------  -----------
                                                                               (In Millions)
BALANCE, JANUARY 1, 2012....................... $        14 $              77 $     (2) $     10,547 $     215  $       291
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Investment gains (losses), net............          --                --       --            --         8           --
     Increase (decrease) in the fair value
       of reinsurance contracts................          --                --       --           315        --           --
     Policyholders' benefits...................          --                --       --            --        --          (77)
                                                ----------- ----------------- --------  ------------ ---------  -----------
  Subtotal.....................................          --                --       --           315         8          (77)
                                                ----------- ----------------- --------  ------------ ---------  -----------
Other comprehensive income (loss)..............           1                --        2            --        --           --
Purchases......................................          --                --       --           182         6           51
Sales..........................................          --                --       --            --        (2)          --
Settlements....................................          --                --       --            --        (3)          --
                                                ----------- ----------------- --------  ------------ ---------  -----------
BALANCE, DECEMBER 31, 2012..................... $        15 $              77 $     --  $     11,044 $     224  $       265
                                                =========== ================= ========  ============ =========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/Includes Trading securities' Level 3 amount.

   The table below details changes in unrealized gains (losses) for 2014 and 2013 by category for Level 3 assets and liabilities still held at December 31, 2014 and 2013, respectively:

                                                               EARNINGS (LOSS)
                                                --------------------------------------------
                                                   NET     INVESTMENT        INCREASE
                                                INVESTMENT   GAINS    (DECREASE) IN THE FAIR             POLICY-
                                                  INCOME   (LOSSES),   VALUE OF REINSURANCE              HOLDERS'
                                                  (LOSS)      NET           CONTRACTS            OCI     BENEFITS
                                                ---------- ---------- ----------------------  --------- ---------

                                                                          (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2014
STILL HELD AT DECEMBER 31, 2014:
  Change in unrealized gains (losses):
   Fixed maturities, available-for- sale:
     Corporate................................. $       -- $       --  $                  --  $       6 $      --
     State and political subdivisions..........         --         --                     --          2        --
     Commercial mortgage- backed...............         --         --                     --        112        --
     Asset-backed..............................         --         --                     --          7        --
     Other fixed maturities,
       available-for-sale......................         --         --                     --         --        --
                                                ---------- ----------  ---------------------  --------- ---------
       Subtotal................................ $       -- $       --  $                  --  $     127 $      --
                                                ---------- ----------  ---------------------  --------- ---------
   GMIB reinsurance contracts..................         --         --                  3,964         --        --
   Separate Accounts' assets...................         --         15                     --         --        --
   GWBL and other features' liability..........         --         --                     --         --       128
                                                ---------- ----------  ---------------------  --------- ---------
       Total................................... $       -- $       15  $               3,964  $     127 $     128
                                                ========== ==========  =====================  ========= =========

Level 3 Instruments
Full Year 2013
Still Held at December 31, 2013:
  Change in unrealized gains (losses):
   Fixed maturities, available-for- sale:
     Corporate................................. $       -- $       --  $                  --  $     (2) $      --
     State and political subdivisions..........         --         --                     --        (4)        --
     Commercial mortgage- backed...............         --         --                     --          6        --
     Asset-backed..............................         --         --                     --          4        --
     Other fixed maturities,
       available-for-sale......................         --         --                     --         --        --
                                                ---------- ----------  ---------------------  --------- ---------
       Subtotal................................ $       -- $       --  $                  --  $       4 $      --
                                                ---------- ----------  ---------------------  --------- ---------
     GMIB reinsurance contracts................         --         --                 (4,297)        --        --
     Separate Accounts' assets.................         --         10                     --         --        --
     GWBL and other features' liability........         --         --                     --         --      (265)
                                                ---------- ----------  ---------------------  --------- ---------
       Total................................... $       -- $       10  $              (4,297) $       4 $    (265)
                                                ========== ==========  =====================  ========= =========

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2014 and 2013, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2014

                                FAIR         VALUATION
                                VALUE        TECHNIQUE         SIGNIFICANT UNOBSERVABLE INPUT         RANGE
                               ------- ---------------------- --------------------------------- -----------------
ASSETS:                                                      (IN MILLIONS)
Investments:
  Fixed maturities,
   available-for-sale:
   Corporate.................. $    75 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 BPS - 590 BPS

                                   132 Market comparable                          Discount rate
                                         companies                                                11.2% - 15.2%
-----------------------------------------------------------------------------------------------------------------

   Asset-backed...............       5 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 30 BPS - 687 BPS
-----------------------------------------------------------------------------------------------------------------

   Other equity investments...      20 Market comparable                       Revenue multiple    2.0X - 3.5X
                                         companies                                Discount rate       18.0%
                                                                                 Discount years         2
-----------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     234 Third party appraisal                Capitalization rate       5.2%
                                                                       Exit capitalization rate       6.2%
                                                                                  Discount rate       7.1%

                                     7 Discounted cash flow                    Spread over U.S.
                                                                           Treasury curve Gross 238 BPS - 395 BPS
                                                                          domestic product rate    0.0% - 2.4%
                                                                                Discount factor    1.3% - 5.4%
-----------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts....  10,711 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal rates    0.2% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 15.0%
                                                                           Non-performance risk  5 BPS - 16 BPS
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/................ $   107 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal rates    0.0% - 7.0%
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2013

                                Fair         Valuation
                                Value        Technique         Significant Unobservable Input         Range
                                ------ ---------------------- --------------------------------- -----------------
                                                              (In Millions)
Assets:
Investments:
  Fixed maturities,
   available-for-sale:
   Corporate................... $   54 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve 125 bps - 550 bps
-----------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.      1 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve      45 bps
-----------------------------------------------------------------------------------------------------------------

   Asset-backed................      7 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 30 bps - 687 bps
-----------------------------------------------------------------------------------------------------------------

   Other equity investments....     52 Market comparable                   Revenue multiple R&D    1.2x - 4.9x
                                         companies                            multiple Discount   1.1x - 17.1x
                                                                                  rate Discount       18.0%
                                                                        years Discount for lack         1
                                                                           of marketability and
                                                                                   risk factors   50.0% - 60.0%
-----------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......    215 Third party appraisal           Capitalization rate Exit       5.4%
                                                                                 capitalization       6.4%
                                                                             rate Discount rate       7.4%

                                    11 Discounted cash flow                    Spread over U.S.
                                                                           Treasury curve Gross 256 bps - 434 bps
                                                                               domestic product    0.0% - 2.3%
                                                                           rate Discount factor    3.3% - 6.8%
-----------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  6,747 Discounted cash flow              Lapse Rates Withdrawal    1.0% - 8.0%
                                                                         Rates GMIB Utilization    0.2% - 8.0%
                                                                          Rates Non-performance   0.0% - 15.0%
                                                                        risk Volatility rates -  7 bps - 21 bps
                                                                                         Equity   20.0% - 33.0%
-----------------------------------------------------------------------------------------------------------------

Liabilities:
GMWB/GWBL/(1)/................. $   61 Discounted cash flow              Lapse Rates Withdrawal    1.0% - 8.0%
                                                                       Rates Volatility rates -    0.0% - 7.0%
                                                                                         Equity   20.0% - 33.0%
-----------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2014 and 2013, respectively, are approximately $1,045 million and $1,088 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 68.8% and 76.2% of total assets classified as Level 3 and represent only 0.7% and 0.8% of total assets measured at fair value on a recurring basis at December 31, 2014 and 2013 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2014 and 2013, respectively, are approximately $207 million and $54 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 54.5% and 18.6% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2014 and 2013, are approximately 0.0% and 25.0%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2014 and 2013, are approximately 9.4% and 8.4%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2014 and 2013, respectively, are approximately $31 million and $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2014 and 2013, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $3 million and $10 million, respectively.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2014 and 2013, primarily consist of a private real estate fund with a fair value of approximately $234 million and $215 million, a private equity investment with a fair value of approximately $2 million and $4 million and mortgage loans with fair value of approximately $5 million and $7 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $11 million and $8 million at December 31, 2014 and $3 million and $7 million at December 31, 2013, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2014 and 2013 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                                FAIR VALUE
                                                   CARRYING   ----------------------------------------------
                                                    VALUE       LEVEL 1    LEVEL 2     LEVEL 3      TOTAL
                                                 ------------ ----------- ---------- ------------ ----------

                                                                        (IN MILLIONS)
December 31, 2014:
Mortgage loans on real estate................... $      6,463 $        -- $       -- $      6,617 $    6,617
Loans to affiliates.............................        1,087          --        810          393      1,203
Policyholders liabilities: Investment contracts.        2,799          --         --        2,941      2,941
Policy loans....................................        3,408          --         --        4,406      4,406
Short-term debt.................................          200          --        212           --        212
December 31, 2013:
Mortgage loans on real estate................... $      5,684 $        -- $       -- $      5,716 $    5,716
Loans to affiliates.............................        1,088          --        800          398      1,198
Policyholders liabilities: Investment contracts.        2,435          --         --        2,523      2,523
Policy loans....................................        3,434          --         --        4,316      4,316
Long-term debt..................................          200          --        225           --        225
Loans from affiliates...........................          825          --        969           --        969

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and FHLBNY funding agreements are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB     GMIB    TOTAL
                                              -------  -------  -------
                                                    (IN MILLIONS)

Balance at January 1, 2012................... $ 1,593  $ 4,130  $ 5,723
  Paid guarantee benefits....................    (288)     (77)    (365)
  Other changes in reserve...................     467      508      975
                                              -------  -------  -------
Balance at December 31, 2012.................   1,772    4,561    6,333
  Paid guarantee benefits....................    (237)    (325)    (562)
  Other changes in reserve...................      91      (33)      58
                                              -------  -------  -------
Balance at December 31, 2013.................   1,626    4,203    5,829
  Paid guarantee benefits....................    (231)    (220)    (451)
  Other changes in reserve...................     334    1,661    1,995
                                              -------  -------  -------
Balance at December 31, 2014................. $ 1,729  $ 5,644  $ 7,373
                                              =======  =======  =======

   Related GMDB reinsurance ceded amounts were:

                                                            GMDB
                                                        -------------
                                                        (IN MILLIONS)

Balance at January 1, 2012............................. $         716
  Paid guarantee benefits..............................          (127)
  Other changes in reserve.............................           255
                                                        -------------
Balance at December 31, 2012...........................           844
  Paid guarantee benefits..............................          (109)
  Other changes in reserve.............................            56
                                                        -------------
Balance at December 31, 2013...........................           791
  Paid guarantee benefits..............................          (114)
  Other changes in reserve.............................           155
                                                        -------------
Balance at December 31, 2014........................... $         832
                                                        =============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2014 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                RETURN OF
                                                 PREMIUM      RATCHET     ROLL-UP      COMBO        TOTAL
                                               -----------  ----------  ----------  -----------  -----------
                                                                   (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $    13,033  $      198  $       85  $       356  $    13,672
   Separate Accounts.......................... $    38,629  $    8,632  $    3,905  $    36,882  $    88,048
  Net amount at risk, gross................... $       240  $      136  $    2,176  $    12,224  $    14,776
  Net amount at risk, net of
   amounts reinsured.......................... $       240  $       90  $    1,454  $     4,758  $     6,542
  Average attained age of contractholders.....        51.0        65.0        71.0         65.9         54.8
  Percentage of contractholders over age 70...         8.7%       34.0%       55.7%        36.1%        16.1%
  Range of contractually specified
   interest rates.............................         N/A         N/A      3% - 6%    3% - 6.5%    3% - 6.5%

                                              RETURN OF
                                               PREMIUM  RATCHET   ROLL-UP      COMBO       TOTAL
                                              --------- ------- ----------  ----------  ----------
                                                              (DOLLARS IN MILLIONS)
GMIB:
-----
  Account values invested in:
   General Account...........................       N/A     N/A $      406  $      365  $      771
   Separate Accounts.........................       N/A     N/A $   12,271  $   45,813  $   58,084
  Net amount at risk, gross..................       N/A     N/A $    1,126  $    4,246  $    5,372
  Net amount at risk, net of
   amounts reinsured.........................       N/A     N/A $      342  $    1,045  $    1,387
  Weighted average years remaining
   until annuitization.......................       N/A     N/A        1.0         2.7         2.6
  Range of contractually specified
   interest rates............................       N/A     N/A     3% - 6%   3% - 6.5%   3% - 6.5%

   The liability for SCS, SIO, MSO and IUL indexed features and the GIB and GWBL and other features, not included above, was $508 million and $346 million at December 31, 2014 and 2013, respectively, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   The Company continues to proactively manage the risks associated with its in-force business, particularly variable annuities with guarantee features. For example, in third quarter 2014, the Company's program to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator(R) contracts expired. The Company believes that this program was mutually beneficial to both the Company and policyholders, who no longer needed or wanted the GMDB and GMIB rider. As a result of this program, the Company is assuming a change in the short term behavior of remaining policyholders, as those who did not accept are assumed to be less likely to surrender their contract over the short term.

   Due to the differences in accounting recognition between the fair value of the reinsurance contract asset, the gross reserves and DAC, the net impact of the buyback was a $29 million and $20 million decrease to Net earnings in 2014 and 2013 respectively. For additional information, see "Accounting for Variable Annuities with GMDB and GMIB Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                  DECEMBER 31,
                                              ---------------------
                                                 2014       2013
                                              ---------- ----------
                                                  (IN MILLIONS)
GMDB:
-----
Equity....................................... $   67,108 $   64,035
Fixed income.................................      3,031      3,330
Balanced.....................................     17,505     19,237
Other........................................        404        496
                                              ---------- ----------
Total........................................ $   88,048 $   87,098
                                              ========== ==========

GMIB:
-----
Equity....................................... $   43,850 $   41,603
Fixed income.................................      1,988      2,208
Balanced.....................................     12,060     13,401
Other........................................        186        246
                                              ---------- ----------
Total........................................ $   58,084 $   57,458
                                              ========== ==========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2014, the total account value and net amount at risk of the hedged variable annuity contracts were $51,411 million and $5,408 million, respectively, with the GMDB feature and $35,717 million and $1,188 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                                               REINSURANCE
                                              DIRECT LIABILITY    CEDED        NET
                                              ---------------- -----------  ----------
                                                           (IN MILLIONS)

Balance at January 1, 2012................... $            470        (262) $      208
  Other changes in reserves..................               86         (48)         38
                                              ---------------- -----------  ----------
Balance at December 31, 2012.................              556        (310)        246
  Other changes in reserves..................              273        (131)        142
                                              ---------------- -----------  ----------
Balance at December 31, 2013.................              829        (441)        388
  Other changes in reserves..................              135        (114)         21
                                              ---------------- -----------  ----------
Balance at December 31, 2014................. $            964 $      (555) $      409
                                              ================ ===========  ==========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2014, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 4.9% and 50.7%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.2% and 51.9%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2014 and 2013 were $10,711 million and $6,747 million, respectively. The increases (decreases) in fair value were $3,964 million, $(4,297) million and $497 million for 2014, 2013 and
    2012, respectively.

   At December 31, 2014 and 2013, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,367 million and $2,379 million, of which $2,069 million and $2,073 million related to three specific reinsurers, which were Zurich Insurance Company Ltd.

   (AA - rating), Paul Revere Life Insurance Company (A rating) and Connecticut General Life Insurance Company (A+ rating). At December 31, 2014 and 2013, affiliated reinsurance recoverables related to insurance contracts amounted to $1,684 million and $1,555 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $72 million and $70 million are included in other liabilities in the consolidated balance sheets at December 31, 2014 and 2013, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $110 million and $143 million at December 31, 2014 and 2013, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2014 and 2013 were $757 million and $709 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                         2014    2013    2012
                                                        ------  ------  ------
                                                             (IN MILLIONS)

Direct premiums........................................ $  844  $  848  $  873
Reinsurance assumed....................................    211     213     219
Reinsurance ceded......................................   (541)   (565)   (578)
                                                        ------  ------  ------
Premiums............................................... $  514  $  496  $  514
                                                        ======  ======  ======
Universal Life and Investment-type Product Policy Fee
  Income Ceded......................................... $  270  $  247  $  234
                                                        ======  ======  ======
Policyholders' Benefits Ceded.......................... $  726  $  703  $  667
                                                        ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $78 million and $79 million at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, respectively, $1,714 million and $1,687 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                          2014     2013     2012
                                                        --------- ------- ---------
                                                               (IN MILLIONS)

Incurred benefits related to current year.............. $      14 $    15 $      16
Incurred benefits related to prior years...............        16      10        14
                                                        --------- ------- ---------
Total Incurred Benefits................................ $      30 $    25 $      30
                                                        ========= ======= =========
Benefits paid related to current year.................. $      20 $    19 $      21
Benefits paid related to prior years...................        11      13        16
                                                        --------- ------- ---------
Total Benefits Paid.................................... $      31 $    32 $      37
                                                        ========= ======= =========

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                               DECEMBER 31,
                                              ---------------
                                               2014    2013
                                              ------- -------
                                               (IN MILLIONS)
Short-term debt:
AllianceBernstein:
  Commercial paper (with interest rates of
   0.3% and 0.3%)............................ $   489 $   268
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     200      --
                                              ------- -------
Total short-term debt........................     689     268
                                              ------- -------
Long-term debt:
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............      --     200
                                              ------- -------
Total long-term debt.........................      --     200
                                              ------- -------
Total short-term and long-term debt..........     689     468
                                              ======= =======

   Short-term Debt

   AllianceBernstein has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2014, AllianceBernstein and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   As of December 31, 2014 and 2013, AllianceBernstein and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2014 and 2013, AllianceBernstein and SCB LLC did not draw upon the Credit Facility.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $200 million, with AllianceBernstein named as an additional borrower, while three lines have no stated limit. As of December 31, 2014 and 2013, SCB LLC had no bank loans outstanding.

   Long-term Debt

   At December 31, 2014, the Company did not have any long-term debt outstanding.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new $382 million, seven year term loan with an interest rate of 4.0% was issued.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   Other Transactions

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life"), equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million. MONY Life was a subsidiary of AXA Financial through October 1, 2013.

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life and MONY Life Insurance Company of America ("MLOA"), a subsidiary of AXA Financial, for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $29 million, $40 million and $37 million, respectively, for 2014, 2013 and 2012.

   In 2014, 2013 and 2012, respectively, the Company paid AXA Distribution and its subsidiaries $616 million, $621 million and $684 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $325 million, $345 million and $399 million, respectively, for their applicable share of operating expenses in 2014, 2013 and 2012, pursuant to the Agreements for Services.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA RE Arizona Company ("AXA Arizona"), a wholly-owned subsidiary of AXA Financial.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2014 and 2013, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,560 million and $5,388 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2014, 2013 and 2012 related to the UL and no lapse guarantee riders totaled approximately $453 million, $474 million and $484 million, respectively. Ceded claims paid in 2014, 2013 and 2012 were $83 million, $70 million and $68 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($8,794 million at December 31, 2014) and/or letters of credit ($3,005 million at December 31, 2014). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2014, 2013 and 2012 totaled approximately $22 million, $21 million and $21 million, respectively. Claims and expenses paid in 2014, 2013 and 2012 were $10 million, $10 million and $13 million, respectively.

   AXA Equitable provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with certain AXA Financial subsidiaries and affiliates to conduct their business. The associated costs related to the service agreement are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company. As a result of such allocations, AXA Equitable was reimbursed $75 million, $148 million and $135 million for 2014, 2013 and 2012, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $173 million, $165 million and $161 million in 2014, 2013 and 2012, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $15 million, $24 million and $26 million in 2014, 2013 and 2012, respectively. The net receivable (payable) related to these contracts was approximately $3 million and $(8) million at December 31, 2014 and 2013, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2014      2013      2012
                                              --------- --------- ---------
                                                      (IN MILLIONS)

Investment advisory and services fees........ $   1,062 $   1,010 $     879
Distribution revenues........................       433       455       408
Other revenues -- shareholder servicing fees.        91        91        89
Other revenues -- other......................         6         6         5

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. AXA Equitable also sponsors a non-qualified defined benefit pension plan.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under its qualified and non-qualified defined benefit pension plans would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI. A new company contribution was added to the 401(k) Plan effective January 1, 2014, in addition to the existing discretionary profit sharing contribution. AXA Equitable also provides an excess 401(k) contribution for eligible compensation over the qualified plan compensation limits under a nonqualified deferred compensation plan.

   AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2014, no cash contributions were made by AXA Equitable to its qualified pension plan. AllianceBernstein made a $6 million cash contribution to its qualified pension plan in 2014. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2014, no minimum contribution is required to be made in 2015 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2015. AllianceBernstein currently does not plan to make a contribution to its pension plan during 2015.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                    2014     2013     2012
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Service cost...................................... $    9  $    40  $    40
Interest cost.....................................    107       99      109
Expected return on assets.........................   (155)    (155)    (146)
Actuarial (gain) loss.............................      1        1        1
Net amortization..................................    111      155      164
Curtailment.......................................     --        3       --
                                                   ------  -------  -------
Net Periodic Pension Expense...................... $   73  $   143  $   168
                                                   ======  =======  =======

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                              DECEMBER 31,
                                                           ------------------
                                                             2014      2013
                                                           --------  --------
                                                              (IN MILLIONS)
Projected benefit obligation, beginning of year........... $  2,463  $  2,797
Service cost..............................................       --        32
Interest cost.............................................      107        99
Actuarial (gains) losses..................................      264      (260)
Benefits paid.............................................     (177)     (176)
Plan amendments and curtailments..........................       --       (29)
                                                           --------  --------
Projected Benefit Obligation, End of Year................. $  2,657  $  2,463
                                                           ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                              DECEMBER 31,
                                                           ------------------
                                                             2014      2013
                                                           --------  --------
                                                              (IN MILLIONS)
Pension plan assets at fair value, beginning of year...... $  2,401  $  2,396
Actual return on plan assets..............................      250       180
Contributions.............................................        6         4
Benefits paid and fees....................................     (184)     (179)
                                                           --------  --------
Pension plan assets at fair value, end of year............    2,473     2,401
PBO.......................................................    2,657     2,463
                                                           --------  --------
Excess of PBO Over Pension Plan Assets.................... $   (184) $    (62)
                                                           ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $184 million and $62 million at December 31, 2014 and 2013, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,657 million and $2,473 million, respectively, at December 31, 2014 and $2,463 million and $2,401 million, respectively, at December 31, 2013. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,657 million and $2,473 million, respectively, at

   December 31, 2014 and $2,463 million and $2,401 million, respectively, at December 31, 2013. The accumulated benefit obligation for all defined benefit pension plans was $2,657 million and $2,463 million at December 31, 2014 and 2013, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2014 and 2013 that have not yet been recognized as components of net periodic pension cost:

                                                          DECEMBER 31,
                                                        -----------------
                                                          2014     2013
                                                        -------- --------
                                                          (IN MILLIONS)

Unrecognized net actuarial (gain) loss................. $  1,144 $  1,181
                                                        -------- --------
  Total................................................ $  1,144 $  1,181
                                                        ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $120 million and
    $0 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2014 and 2013:

                                                        DECEMBER 31,
                                                        ------------
                                                         2014   2013
                                                        -----  -----
                                                        (IN MILLIONS)

Fixed Maturities.......................................  49.4%  49.0%
Equity Securities......................................  38.8   39.1
Equity real estate.....................................   9.8    9.3
Cash and short-term investments........................   1.3    1.9
Other..................................................   0.7    0.7
                                                        -----  -----
  Total................................................ 100.0% 100.0%
                                                        =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are established by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In the first quarter of 2014, AXA Equitable's qualified pension plan discontinued its equity-hedging program at maturity of the underlying positions and modified the investment allocation strategy to target a 50%-50% mix of long-duration bonds and "return-seeking" assets, the latter to include investments in hedge funds and real estate and a 50% allocation to public equities. Plan assets were managed during 2014 to achieve the targeted 50%-50% mix at December 31, 2014 with public equities and real estate comprising return-seeking assets and an expectation for initial investments in hedge funds to begin in 2015.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2014 and 2013, respectively.

                                              LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
DECEMBER 31, 2014:                            ------- -------- ------- ---------
ASSET CATEGORIES                                        (IN MILLIONS)
Fixed Maturities:
  Corporate.................................. $    -- $    833 $    -- $     833
  U.S. Treasury, government and agency.......      --      358      --       358
  States and political subdivisions..........      --       18      --        18
  Other structured debt......................      --        9       3        12
Common and preferred equity..................     743      177      --       920
Mutual funds.................................      46       --      --        46
Private real estate investment funds.........      --       --       1         1
Private real estate investment trusts........      --       10     242       252
Cash and cash equivalents....................      13       --      --        13
Short-term investments.......................      --       20      --        20
                                              ------- -------- ------- ---------
   Total..................................... $   802 $  1,425 $   246 $   2,473
                                              ======= ======== ======= =========


                                              Level 1  Level 2  Level 3   Total
December 31, 2013:                            ------- --------- ------- ---------
Asset Categories                                         (In Millions)
Fixed Maturities:
  Corporate.................................. $    -- $     801 $    -- $     801
  U.S. Treasury, government and agency.......      --       343      --       343
  States and political subdivisions..........      --        16      --        16
  Other structured debt......................      --         6       4        10
Common and preferred equity..................     716       191      --       907
Mutual funds.................................      44        --      --        44
Private real estate investment funds.........      --        --       2         2
Private real estate investment trusts........      --        11     220       231
Cash and cash equivalents....................       1        --      --         1
Short-term investments.......................      23        23      --        46
                                              ------- --------- ------- ---------
   Total..................................... $   784 $   1,391 $   226 $   2,401
                                              ======= ========= ======= =========

   At December 31, 2014, assets classified as Level 1, Level 2, and Level 3 comprise approximately 32.4%, 57.6% and 10.0%, respectively, of qualified pension plan assets. At December 31, 2013, assets classified as Level 1, Level 2 and Level 3 comprised approximately 32.7%, 57.9% and 9.4%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $1 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The table below presents a reconciliation for all Level 3 qualified pension plan assets at December 31, 2014 and 2013, respectively.

                                                          PRIVATE
                                                        REAL ESTATE   PRIVATE
                                          FIXED         INVESTMENT   INVESTMENT  COMMON
                                     MATURITIES/(1)/       FUNDS       TRUSTS    EQUITY     TOTAL
                                    -----------------  ------------  ---------- --------  --------
                                                             (IN MILLIONS)
Balance at January 1, 2014......... $               4  $          2  $      220 $     --  $    226
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2014...............                --            --          22       --        22
  Purchases/issues.................                --            --          --       --        --
  Sales/settlements................                --            (1)         --       (1)       (2)
  Transfers into/out of Level 3....                --            --          --       --        --
                                    -----------------  ------------  ---------- --------  --------
Balance at December 31, 2014....... $               4  $          1  $      242 $     (1) $    246
                                    =================  ============  ========== ========  ========

Balance at January 1, 2013......... $               5  $          3  $      197 $     --  $    205
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2013...............                --            --          23       --        23
  Transfers into/out of Level 3....                (1)           (1)         --       --        (2)
                                    -----------------  ------------  ---------- --------  --------
Balance at December 31, 2013....... $               4  $          2  $      220 $     --  $    226
                                    =================  ============  ========== ========  ========

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under AXA Equitable's qualified pension plan was discounted using a published high-quality bond yield curve. The discount rate used to measure the benefit obligation at December 31, 2014 and 2013 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefit obligation as the aforementioned discounted cash flow analysis.

   In 2014, AXA Equitable modified its practice for calculating the discount rate used to measure and report its defined benefit obligations primarily to change the reference high-quality bond yield curve from the Citigroup-AA curve to the Citigroup Above-Median-AA curve and to incorporate other refinements adding incremental precision to the calculation. These changes increased the resulting discount rate by 10 bps at December 31, 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million. Had the modifications and refinements to the discount rate calculation been applied at December 31, 2013, the discount rate and measurement of the funded status of the plan would not have changed from what was previously reported.

   In 2014, the Society of Actuaries ("SOA") finalized new mortality tables and a new mortality improvement scale, reflecting improved life expectancies and an expectation that trend will continue. AXA Equitable considered this new data and determined that mortality experience of the AXA Qualified Plan as well as other relevant demographics supported its retention of the existing SOA mortality tables combined with the use of a more robust improvements scale. Adoption of that modification, including projection of assumed mortality on a full generational approach, increased the December 31, 2014 unfunded PBO of AXA Equitable's qualified pension plan and the related pre-tax charge to shareholders' equity attributable to AXA Equitable by approximately $54 million.

   The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2014 and 2013.

                                                                        2014    2013
                                                                       ------- -------
Discount rates:
  Benefit obligation..................................................   3.60%   4.50%
  Periodic cost.......................................................   3.60%   4.50%
Rates of compensation increase:
  Benefit obligation and periodic cost................................   6.00%   6.00%
Expected long-term rates of return on pension plan assets
  (periodic cost).....................................................   6.75%   6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $10 million, $10 million and $12 million for 2014, 2013 and 2012, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2015, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2014 and include benefits attributable to estimated future employee service.

                                                                PENSION
                                                               BENEFITS
                                                             -------------
                                                             (IN MILLIONS)

2015........................................................ $         188
2016........................................................           194
2017........................................................           189
2018........................................................           186
2019........................................................           182
Years 2020-2024.............................................           841

   AXA FINANCIAL ASSUMPTION

   Since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2014, 2013 and 2012 for share-based payment arrangements as further described herein are as follows:

                                                2014     2013      2012
                                              -------- --------  --------
                                                     (IN MILLIONS)
Performance Unit/Shares...................... $     10 $     43  $     24
Stock Options................................        1        2         3
AXA Shareplan................................       10       13        18
AXA Miles....................................       --       --         1
AllianceBernstein Stock Options..............       --       (4)        1
AllianceBernstein Restricted Units...........      171      286       148
                                              -------- --------  --------
Total Compensation Expenses.................. $    192 $    340  $    195
                                              ======== ========  ========

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan"). In 2014, they were granted performance shares under the AXA International Performance Share Plan 2014 (the "Performance Share Plan").

   Performance Units and Performance Shares

   2014 GRANT. On March 24, 2014, under the terms of the Performance Share Plan, AXA awarded approximately 2 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares earned during this performance period will vest and be settled on the third anniversary of the award date, and the second tranche of the performance shares earned will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2014, the expense associated with the March 24, 2014 grant of performance shares was approximately $9 million.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 986,580 performance units earned under the terms of the AXA Performance Unit Plan 2011.

   2013 GRANT. On March 22, 2013, under the terms of the Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. The extent to which 2013-2014 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2014 and 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $2 million and $11 million, respectively.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   2012 GRANT. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2014, 2013 and 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $0 million, $26 million and $11 million, respectively.

   For 2014, 2013 and 2012, the Company recognized compensation costs of $10 million, $43 million and $24 million, respectively, for performance shares and units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit and share awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units and shares earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2014 and 2013 was $84 million and $108 million, respectively. Approximately 6 million outstanding performance units and shares are at risk to achievement of 2014 performance criteria, primarily representing the performance shares grant of March 24, 2014 for which cumulative average 2014-2016 performance targets will determine the number of performance shares earned and including all of the performance unit award granted on March 22, 2013.

   Stock Options

   2014 GRANT. On March 24, 2014, 395,720 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 214,174 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2014, the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $345,000.

   2013 GRANT On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2014 and 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $131,000 and $357,000, respectively.

   2012 GRANT. On March 16, 2012, approximately 901,000 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,000 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2014, 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of options was approximately $192,000, $504,000 and $791,000.

   Shares Authorized

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2014 follows:

                                                                  Options Outstanding
                                    ------------------------------------------------------------------------------
                                                                                           AllianceBernstein Holding
                                         AXA Ordinary Shares            AXA ADRs/(3)/                Units
                                    ----------------------------   ----------------------- -----------------------
                                                     Weighted                    Weighted                 Weighted
                                      Number         Average         Number      Average     Number       Average
                                    Outstanding      Exercise      Outstanding   Exercise  Outstanding    Exercise
                                    (In 000's)        Price        (In 000's)     Price    (In 000's)      Price
                                    -----------  ---------------   -----------  ---------- -----------  ----------

Options outstanding at
  January 1, 2014..................    17,569.7  (Euro)    21.00       1,829.8  $    23.60     7,074.1  $    40.82
Options granted....................       403.1  (Euro)    18.16            --  $       --        25.1  $    22.99
Options exercised..................      (546.4) (Euro)    13.42        (590.2) $    20.02    (1,110.0) $    17.08
Options forfeited, net.............      (683.2) (Euro)    26.25        (138.6) $    23.39       (24.8) $    84.19
Options expired/reinstated.........        94.7               --           4.2          --       (22.0) $    33.00
                                    -----------                    -----------              ----------
Options Outstanding at
  December 31, 2014................    16,837.9  (Euro)    21.39       1,105.2  $    25.53     5,942.4  $    45.03
                                    ===========  ===============   ===========  ==========  ==========  ==========
Aggregate Intrinsic Value/(1)/.....              (Euro)   --/ (2)/              $    278.9              $   --/ (2)/
                                                 ===============                ==========              ==========
Weighted Average Remaining
  Contractual Term (in years)......        3.28                           0.67                     3.9
                                    ===========                    ===========              ==========
Options Exercisable at
  December 31, 2014................    13,890.4  (Euro)    22.44       1,105.2  $    25.53     4,949.0       38.12
                                    ===========  ===============   ===========  ==========  ==========  ==========
Aggregate Intrinsic Value/(1)/.....              (Euro)   --/ (2)/              $  7,967.9              $   --/ (2)/
                                                 ===============                ==========              ==========
Weighted Average Remaining
  Contractual Term (in years)......        2.62                           0.67                     3.9
                                    ===========                    ===========              ==========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2014 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from employee exercises of stock options in 2014 was $12 million. The intrinsic value related to employee exercises of stock options during 2014, 2013 and 2012 were $3 million, $14 million and $5 million respectively, resulting in amounts currently deductible for tax purposes of $1 million, $5 million, and $2 million, respectively, for the periods then ended. In 2014, 2013 and 2012, windfall tax benefits of approximately $1 million, $5 million and $2 million, respectively, resulted from employee exercises of stock option awards.

   At December 31, 2014, AXA Financial held approximately 6,213 AXA ordinary shares in treasury at a weighted average cost of $22.86 per share, which were designated to fund future exercises of outstanding stock.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2014, 2013 and 2012, respectively.

                                                   AXA Ordinary Shares       AllianceBernstein Holding Units
                                              ----------------------------  --------------------------------
                                                2014      2013      2012      2014        2013        2012
                                              --------  --------  --------  --------  ------------  --------

Dividend yield...............................     6.38%     7.52%     7.54%     8.40%  8.0 - 8.3%       6.20%
Expected volatility..........................    29.24%    31.27%    39.89%    48.90% 49.7 - 49.8%     49.20%
Risk-free interest rates.....................     1.54%     1.34%     1.80%     1.50%  0.8 - 1.7%        0.7%
Expected life in years.......................     8.20       7.7       5.6      6.00       6.0           6.0
Weighted average fair value per option at
  grant date................................. $   2.89  $   1.79  $   2.48  $   4.78  $       5.44  $   3.67

   For 2014, 2013 and 2012, the Company recognized compensation costs (credits) for employee stock options of $1 million, $(2) million and $4 million, respectively. As of December 31, 2014, approximately $1 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.0 year.

   Restricted Awards

   Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2014, 2013 and 2012, respectively, the Company recognized compensation costs of $171 million, $286 million and $148 million for awards outstanding under these restricted stock and unit award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2014, approximately 19.7 million restricted shares and Holding units remain unvested. At December 31, 2014, approximately $46 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.8 years.

   The following table summarizes unvested restricted stock activity for 2014.

                                                                                             WEIGHTED
                                                                                 SHARES OF   AVERAGE
                                                                                 RESTRICTED GRANT DATE
                                                                                   STOCK    FAIR VALUE
                                                                                 ---------- ----------

Unvested as of January 1, 2014..................................................     71,379 $    14.09
Granted.........................................................................     11,819 $    18.52
Vested..........................................................................     31,738 $    13.66
                                                                                 ---------- ----------
Unvested as of December 31, 2014................................................     51,460 $    15.37
                                                                                 ========== ==========

   Restricted stock vested in 2014, 2013 and 2012 had aggregate vesting date fair values of approximately $1 million, $1 million and $1 million, respectively.

   AXA Shareplan

   2014 AXA SHAREPLAN. In 2014, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2014. Eligible employees could have reserved a share purchase during the reservation period from September 1, 2014 through September 16, 2014 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 28, 2014 through October 31, 2014. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 23, 2014 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $18.69 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 10.8% formula discounted price of $20.83 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2014 which is July 1, 2019. All subscriptions became binding and irrevocable on October 31, 2014.

   The Company recognized compensation expense of $10 million in 2014, $13 million in 2013 and $18 million in 2012 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplans 2014, 2013 and 2012 primarily invested under Investment Option B for the purchase of approximately 5 million, 5 million and 8 million AXA ordinary shares, respectively.

   AXA Miles Program

   AXA MILES PROGRAM 2012. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011 and was confirmed to have been achieved. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2014 and 2013, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $295,000 and $278,000.

   AllianceBernstein Long-term Incentive Compensation Plans

   AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2014 and 2013, AllianceBernstein purchased 3.6 million and 5.2 million Holding units for $93 million and $111 million respectively. These amounts reflect open-market purchases of 0.3 million and 1.9 million Holding units for $7 million and $39 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2014, AllianceBernstein granted to employees and Eligible Directors
   7.6 million restricted AB Holding Unit awards (including 6.6 million granted in December for 2014 year-end awards). During 2013, AllianceBernstein granted to employees and Eligible Directors 13.9 million restricted AB Holding awards (including 6.5 million granted in December 2013 for 2013 year-end awards and 6.5 million granted in January 2013 for 2012 year-end awards). Prior to third quarter 2013, AllianceBernstein funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust. In 2014, AB Holding used Holding units repurchased during the fourth quarter of 2014 and newly-issued Holding units to fund restricted Holding awards.

   Effective July 1, 2013, management of AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") retired all unallocated Holding units in AllianceBernstein's consolidated rabbi trust. To retire such units, AllianceBernstein delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AllianceBernstein units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AllianceBernstein's and AB Holding's units outstanding decreased by approximately 13.1 million units. AllianceBernstein and AB Holding intend to retire additional units as AllianceBernstein purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AllianceBernstein units, as was done in December 2013.

   The 2012 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards were awarded and allocated as such within the consolidated rabbi trust in January. There were approximately 17.9 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012. The purchases and issuances of Holding units resulted in an increase of $60 million in Capital in excess of par value during 2012 with a corresponding decrease of $60 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $173 million, $156 million and $147 million for 2014, 2013 and 2012, respectively. The cost of the 2014 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2014, 273,387 options to buy Holding units had been granted and 42 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 17 million Holding units were available for grant as of December 31, 2014.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                 2014      2013     2012
                                              ---------  -------- -------
                                                     (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $    (552) $    197 $  (233)
  Deferred (expense) benefit.................    (1,143)    1,876     391
                                              ---------  -------- -------
Total........................................ $  (1,695) $  2,073 $   158
                                              =========  ======== =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                 2014      2013     2012
                                              ---------  --------  ------
                                                     (IN MILLIONS)

Expected income tax (expense) benefit........ $  (2,140) $  1,858  $  (20)
Noncontrolling interest......................       119       101      37
Separate Accounts investment activity........       116       122      94
Non-taxable investment income (loss).........        12        20      24
Tax audit interest...........................        (6)      (14)     (2)
State income taxes...........................        (4)       (6)      7
AllianceBernstein Federal and foreign taxes..         4         2      10
Tax settlement...............................       212        --      --
Other........................................        (8)      (10)      8
                                              ---------  --------  ------
Income tax (expense) benefit................. $  (1,695) $  2,073  $  158
                                              =========  ========  ======

   In second quarter 2014 the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2014   December 31, 2013
                                              ------------------- -------------------
                                              ASSETS  LIABILITIES Assets  Liabilities
                                              ------- ----------- ------- -----------
                                                           (IN MILLIONS)

Compensation and related benefits............ $   150 $        -- $   104 $        --
Reserves and reinsurance.....................      --       1,785      --         688
DAC..........................................      --       1,162      --       1,016
Unrealized investment gains or losses........      --         614      --          85
Investments..................................      --       1,490      --       1,410
Net operating losses and credits.............     512          --     492          --
Other........................................     112          --       7          --
                                              ------- ----------- ------- -----------
Total........................................ $   774 $     5,051 $   603 $     3,199
                                              ======= =========== ======= ===========

   As of December 31, 2014, the Company had $512 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2014, $264 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately $106 million would need to be provided if such earnings were remitted.

   At December 31, 2014 and 2013, of the total amount of unrecognized tax benefits $397 million and $568 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2014 and 2013 were $77 million and $120 million, respectively. For 2014, 2013 and 2012, respectively, there were $43 million, $15 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2014    2013    2012
                                              ------  ------  ------
                                                   (IN MILLIONS)

Balance at January 1,........................ $  592  $  573  $  453
Additions for tax positions of prior years...     56      57     740
Reductions for tax positions of prior years..   (181)    (38)   (620)
Additions for tax positions of current year..      8      --      --
                                              ------  ------  ------
Balance at December 31,...................... $  475  $  592  $  573
                                              ======  ======  ======

   During the second quarter of 2014, the IRS completed its examination of the Company's 2006 and 2007 Federal corporate income tax returns and issued its Revenue Agent's Report. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                         DECEMBER 31,
                                              ---------------------------------
                                                 2014        2013       2012
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)

Unrealized gains (losses) on investments..... $    1,089  $     141  $    1,352
Defined benefit pension plans................       (780)      (757)     (1,056)
                                              ----------  ---------  ----------
Total accumulated other comprehensive
  income (loss)..............................        309       (616)        296
                                              ----------  ---------  ----------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................         42         13          21
                                              ----------  ---------  ----------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $      351  $    (603) $      317
                                              ==========  =========  ==========

   The components of OCI for the past three years, net of tax, follow:

                                                     2014         2013       2012
                                                  ----------  -----------  --------

                                                            (IN MILLIONS)
Change in net unrealized gains (losses)
  on investments:
  Net unrealized gains (losses) arising
   during the year............................... $    1,043  $    (1,550) $    658
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/..........         37           49        59
                                                  ----------  -----------  --------
Net unrealized gains (losses) on investments.....      1,080       (1,501)      717
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other......................................       (132)         290      (137)
                                                  ----------  -----------  --------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $529, $(654) and $318)        948       (1,211)      580
                                                  ----------  -----------  --------
Change in defined benefit plans:
  Net gain (loss) arising during the year........        (95)         198       (82)
  Prior service cost arising during the year.....         --           --         1
  Less: reclassification adjustments to net
   earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost...............         72          101       106
   Amortization of net prior service credit
     included in net periodic cost...............         --           --         1
                                                  ----------  -----------  --------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(15), $161 and $14)...........................        (23)         299        26
                                                  ----------  -----------  --------
Total other comprehensive income (loss), net
  of income taxes................................        925         (912)      606
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest........         29           (8)        8
                                                  ----------  -----------  --------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable.................. $      954  $      (920) $    614
                                                  ==========  ===========  ========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(19) million, $(26) million and $(32) million for 2014, 2013 and 2012, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $(39) million, $(54) million and $(58) million for 2014, 2013 and 2012, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2014, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $200 million for 2015 and $0 million for 2017 and thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2015 and the four successive years are $211 million, $212 million, $209 million, $195 million, $184 million and $1,081 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2015 and the four successive years is $53 million, $55 million, $54 million, $53 million, $53 million and $153 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2014, 2013 and 2012, respectively, AXA Equitable recorded $42 million, $85 million and $30 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 and 2013 included pre-tax charges of $25 million and $52 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                              DECEMBER 31,
                                                        -----------------------
                                                          2014    2013    2012
                                                        -------  ------  ------
                                                             (IN MILLIONS)

Balance, beginning of year............................. $   122  $   52  $   44
Additions..............................................      21     140      54
Cash payments..........................................     (24)    (66)    (46)
Other reductions.......................................      (6)     (4)     --
                                                        -------  ------  ------
Balance, End of Year................................... $   113  $  122  $   52
                                                        =======  ======  ======

   As a result of AllianceBernstein's ongoing efforts to operate more efficiently during 2014, 2013 and 2012, respectively, AllianceBernstein recorded a $6 million, $4 million and $21 million pre-tax charge related to severance costs. During 2013 and 2012, AllianceBernstein recorded $28 million and $223 million, respectively, of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013 real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AllianceBernstein will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2014, these arrangements include commitments by the Company to provide equity financing of $476 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $16 million of undrawn letters of credit related to reinsurance at December 31, 2014. The Company had $498 million of commitments under existing mortgage loan agreements at December 31, 2014.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2014, AllianceBernstein had funded $32 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2014, AllianceBernstein had funded $16 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2014, AllianceBernstein had funded $6 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees. In January 2015, defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs' experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of defendants' experts.

   A lawsuit was filed in the United States District Court for the Southern District of New York in April 2014, entitled Andrew Yale, on behalf of himself and all others similarly situated v. AXA Life Insurance Company F/K/A AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable from 2011 to March 11, 2014 (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statement or elsewhere that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby AXA Equitable allegedly misrepresented its "financial condition" and "legal reserve system." The lawsuit seeks recovery under Section 4226 of the New York Insurance Law of the equivalent of all premiums paid by the class for the Policies during the relevant period. In June 2014, AXA Equitable filed a motion to dismiss the complaint on procedural grounds, which was denied in October 2014. In February 2015, plaintiffs substituted two new named plaintiffs for the current named plaintiff, Mr. Yale, who had determined that he could not serve as the named plaintiff and class representative in the case. In March 2015, AXA Equitable filed a motion to dismiss on substantial grounds.

   A lawsuit was filed in the Supreme Court of the State of New York, County of Westchester, Commercial Division ("New York state court") in June 2014, entitled Jessica Zweiman, Executrix of the Estate of Anne Zweiman, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of "all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the ATM Strategy, and who suffered injury as a result thereof." Plaintiff asserts that volatility management techniques - which the complaint refers to as the "ATM Strategy" - were implemented in certain variable investment options offered to plaintiff's mother under her variable annuity contract and that use of volatility management in those options "breached the terms of the variable deferred annuities held by plaintiff and the Class." The lawsuit seeks unspecified damages. In July 2014, AXA Equitable filed a notice of removal to the United States District Court for the Southern District of New York. In July 2014, plaintiff filed a motion to remand the action to New York state court. In September 2014, AXA Equitable filed a motion to dismiss the Complaint as precluded by the Securities Litigation Uniform Standards Act.

   In November 2014, a separate lawsuit entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company was filed in the Superior Court of New Jersey, Camden County ("New Jersey state court"). The lawsuit is a putative class action on behalf of "all AXA [Equitable] variable life insurance policyholders who allocated funds from their Policy Accounts to investments in AXA's Separate Accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof." Plaintiff asserts that volatility management techniques were implemented in certain variable investment funds offered to plaintiff under her variable life insurance contract and that use of volatility management in those funds "breached the terms of the variable life insurance policies held by plaintiff and the Class." The lawsuit seeks unspecified damages. In December 2014, AXA Equitable filed a notice of removal to the United States District Court for the District of New Jersey and a motion to transfer to the United States District Court for the Southern District of New York. In January 2015, plaintiff filed a motion to remand the action to New Jersey state court. In January 2015, the New Jersey federal district court stayed AXA Equitable's motion to transfer, as well as its date to respond to the complaint, pending resolution of Plaintiff's motion to remand.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AllianceBernstein Limited (one of

   AllianceBernstein's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. AllianceBernstein believes that it has strong defenses to these claims, which were set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim and AllianceBernstein's June 27, 2014 Statement of Defence in response to the Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of plaintiffs and certain of these plaintiffs seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $517 million during 2015. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2014, 2013 and 2012, respectively, AXA Equitable's statutory net income (loss) totaled $1,664 million, $(28) million and $602 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,793 million and $4,360 million at December 31, 2014 and 2013, respectively. In 2014 AXA Equitable paid $382 million in shareholders' dividends. In 2013, AXA Equitable paid $234 million in shareholder dividends and transferred approximately 10.9 million in Units of AllianceBernstein (fair value of $234 million) in the form of a dividend to AXA Financial. In 2012, AXA Equitable paid $362 million in shareholder dividends.

   At December 31, 2014, AXA Equitable, in accordance with various government and state regulations, had $65 million of securities on deposit with such government or state agencies.

   In 2014 and 2013 AXA Equitable, with the approval of the NYSDFS, repaid at par value plus accrued interest $825 million and $500 million, respectively, of outstanding surplus notes to AXA Financial.

   At December 31, 2014 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2014.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under

   SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.
   The following tables reconcile AXA Equitable's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                     DECEMBER 31,
                                                                          ----------------------------------
                                                                             2014        2013        2012
                                                                          ----------  ----------  ----------
                                                                                     (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    1,345  $     (864) $       64
Change in AVR............................................................         89          46         269
                                                                          ----------  ----------  ----------
Net change in statutory surplus, capital stock and AVR...................      1,434        (818)        333
Adjustments:
 Future policy benefits and policyholders' account balances..............     (1,128)       (607)       (508)
 DAC.....................................................................        413          75         142
 Deferred income taxes...................................................       (904)      2,038         798
 Valuation of investments................................................       (139)          7        (377)
 Valuation of investment subsidiary......................................       (289)       (109)       (306)
 Increase (decrease) in the fair value of the reinsurance contract asset.      3,964      (4,297)        497
 Pension adjustment......................................................        (13)       (478)        (41)
 Amortization of deferred cost of insurance ceded to AXA Arizona.........       (280)       (280)       (126)
 Shareholder dividends paid..............................................        382         468         362
 Changes in non-admitted assets..........................................       (227)          2        (489)
 Repayment of surplus Note...............................................        825         500           -
 Other, net..............................................................         (5)        (74)       (190)
                                                                          ----------  ----------  ----------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $    4,033  $   (3,573) $       95
                                                                          ==========  ==========  ==========

                                                                                     DECEMBER 31,
                                                                          ----------------------------------
                                                                             2014        2013        2012
                                                                          ----------  ----------  ----------
                                                                                     (IN MILLIONS)
Statutory surplus and capital stock...................................... $    5,170  $    3,825  $    4,689
AVR......................................................................        623         535         489
                                                                          ----------  ----------  ----------
Statutory surplus, capital stock and AVR.................................      5,793       4,360       5,178
Adjustments:
 Future policy benefits and policyholders' account balances..............     (5,195)     (3,884)     (3,642)
 DAC.....................................................................      4,271       3,874       3,728
 Deferred income taxes...................................................     (4,259)     (2,672)     (5,330)
 Valuation of investments................................................      2,208         703       3,271
 Valuation of investment subsidiary......................................       (898)       (515)       (137)
 Fair value of reinsurance contracts.....................................     10,711       6,747      11,044
 Deferred cost of insurance ceded to AXA Arizona.........................      2,086       2,366       2,646
 Non-admitted assets.....................................................        242         469         467
 Issuance of surplus notes...............................................        200      (1,025)     (1,525)
 Other, net..............................................................        (40)        115        (264)
                                                                          ----------  ----------  ----------
U.S. GAAP Total Equity Attributable to AXA Equitable..................... $   15,119  $   10,538  $   15,436
                                                                          ==========  ==========  ==========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                           2014      2013      2012
                                                        ---------  --------  --------
                                                                (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/......................................... $  12,656  $    (54) $  6,443
Investment Management/(2)/.............................     3,011     2,915     2,738
Consolidation/elimination..............................       (27)      (21)      (21)
                                                        ---------  --------  --------
Total Revenues......................................... $  15,640  $  2,840  $  9,160
                                                        =========  ========  ========

  /1)/ Includes investment expenses charged by AllianceBernstein of approximately $40 million, $37 million and $31 million for 2014, 2013 and 2012, respectively, for services provided to the Company.
  /2)/ Intersegment investment advisory and other fees of approximately $67 million, $58 million and $52 million for 2014, 2013 and 2012, respectively, are included in total revenues of the Investment Management segment.

                                                          2014      2013      2012
                                                        -------- ---------  -------
                                                               (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM OPERATIONS, BEFORE
INCOME TAXES:
Insurance.............................................. $  5,512 $  (5,872) $  (132)
Investment Management/(1)/.............................      603       564      190
Consolidation/elimination..............................       --        (1)      --
                                                        -------- ---------  -------
Total Earnings (Loss) from Operations, before Income
  Taxes................................................ $  6,115 $  (5,309) $    58
                                                        ======== =========  =======

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                              DECEMBER 31,
                                                        ------------------------
                                                            2014         2013
                                                        -----------  -----------
                                                              (IN MILLIONS)
SEGMENT ASSETS:
Insurance.............................................. $   184,018  $   171,532
Investment Management..................................      11,990       11,873
Consolidation/elimination..............................          (3)          (4)
                                                        -----------  -----------
Total Assets........................................... $   196,005  $   183,401
                                                        ===========  ===========

   In accordance with SEC regulations, securities with a fair value of $415 million and $925 million have been segregated in a special reserve bank custody account at December 31, 2014 and 2013, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2014 and 2013 are summarized below:

                                                                         THREE MONTHS ENDED
                                                        ---------------------------------------------------
                                                          MARCH 31     JUNE 30    SEPTEMBER 30  DECEMBER 31
                                                        -----------  ----------  -------------  -----------
                                                                           (IN MILLIONS)
2014
----
Total Revenues......................................... $     3,706  $    3,524  $       3,754  $     4,656
                                                        ===========  ==========  =============  ===========
Net Earnings (Loss), Attributable to AXA Equitable..... $       977  $      945  $         987  $     1,124
                                                        ===========  ==========  =============  ===========

2013
----
Total Revenues......................................... $       392  $      537  $         834  $     1,077
                                                        ===========  ==========  =============  ===========
Net Earnings (Loss), Attributable to AXA Equitable..... $    (1,004) $   (1,051) $        (878) $      (640)
                                                        ===========  ==========  =============  ===========

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2015 TO THE MAY 1, 2015 PROSPECTUS FOR EQUI-VEST(R) AT RETIREMENT/SM/


--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together, the "prospectus"). You should read this Supplement in conjunction with your prospectus and retain it for future reference. This Supplement incorporates the prospectus by reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

The purpose of this Supplement is to provide you with information regarding the variable investment options that are available for all EQUI-VEST(R) At Retirement/SM/ contracts issued prior to July 20, 2009. For contracts issued prior to July 20, 2009, the variable investment options described in your prospectus are not available. The guaranteed interest option and the fixed maturity options described in your prospectus will continue to be available.

Because of the changes to the variable investment options available under the contract, certain features not described in your prospectus will be available. We detail those changes in this Supplement.

CHANGES TO THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER EQUI-VEST(R) AT RETIREMENT/SM/

For contracts issued prior to July 20, 2009, your EQUI-VEST(R) At Retirement/SM/ contract allows you to invest in one or more of the variable investment options described in this Supplement. These variable investment options invest in corresponding portfolios of AXA Premier VIP Trust and EQ Advisors Trust. There is a list of these portfolios later in this Supplement.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. PLEASE SEE THE PROSPECTUS FOR AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST FOR MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS.

                              -------------------

Please note that from here forward, the section headings in this Supplement correspond to the section headings in your prospectus.

WHAT IS EQUI-VEST(R) AT RETIREMENT/SM/?

1. The variable investment options shown on the cover page of the prospectus are not available. You may select from one or more of the following variable investment options:
VARIABLE INVESTMENT OPTIONS

DOMESTIC FIXED INCOME

--------------------------------------------------------------------------------

.. Charter/SM/ Multi-Sector Bond

.. EQ/Core Bond Index
.. EQ/Global Bond PLUS
.. EQ/Intermediate Government Bond
.. EQ/Money Market
.. EQ/PIMCO Ultra Short Bond
.. EQ/Quality Bond PLUS

.. Multimanager Core Bond

--------------------------------------------------------------------------------


DOMESTIC EQUITY

--------------------------------------------------------------------------------

.. AXA/AB Small Cap Growth/(1)/
.. AXA/Franklin Small Cap Value Managed Volatility
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA/Loomis Sayles Growth
.. AXA Mid Cap Value Managed Volatility
.. AXA Mutual Large Cap Equity Managed Volatility
.. AXA Templeton Global Equity Managed Volatility
.. Charter/SM/ Small Cap Growth
.. Charter/SM/ Small Cap Value

.. EQ/BlackRock Basic Value Equity
.. EQ/Boston Advisors Equity Income
.. EQ/Calvert Socially Responsible
.. EQ/Capital Guardian Research
.. EQ/Common Stock Index


.. EQ/Equity 500 Index


.. EQ/GAMCO Mergers and Acquisitions
.. EQ/GAMCO Small Company Value
.. EQ/Invesco Comstock
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index


.. EQ/Mid Cap Index


.. EQ/Morgan Stanley Mid Cap Growth
.. EQ/Small Company Index
.. EQ/T.Rowe Price Growth Stock
.. EQ/UBS Growth and Income
.. EQ/Wells Fargo Omega Growth

.. Multimanager Aggressive Equity
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology



INTERNATIONAL/GLOBAL

--------------------------------------------------------------------------------

.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Value Managed Volatility

.. EQ/International Equity Index
.. EQ/MFS International Growth
.. EQ/Oppenheimer Global


--------------------------------------------------------------------------------


ASSET ALLOCATION/HYBRID

--------------------------------------------------------------------------------

.. AXA Aggressive Allocation
.. AXA Conservative Allocation
.. AXA Conservative-Plus Allocation
.. AXA/Franklin Balanced Managed Volatility


.. AXA/Franklin Templeton Allocation Managed Volatility
.. AXA Moderate Allocation
.. AXA Moderate-Plus Allocation

--------------------------------------------------------------------------------

(1)This is the variable investment option's new name, effective on or about
   May 22, 2015, subject to regulatory approval. Please see "Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.


Throughout your prospectus, all references to "the variable investment options" should be considered references to these variable investment options. All references to other individual portfolios available in the product should be disregarded, as they are not available.

                                        EQUI-VEST(R) At Retirement/SM/ '04 (IF)

                                                                        #790417

FEE TABLE

1. The Portfolio operating expense tables (and corresponding footnotes) in your prospectus are deleted and replaced with the following tables and footnotes:


------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS
------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014
(expenses that are deducted from portfolio assets
including management fees, 12b-1 fees, service fees,    Lowest  Highest
and/or other expenses)/(1)/                             0.62%   1.44%
------------------------------------------------------------------------


(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2014, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


2. EXAMPLE

   The table in the Example in your prospectus is deleted and replaced with the following table:




-------------------------------------------------------------------------------------------------------------------------
                                                                                      IF YOU SURRENDER OR DO NOT
                                                 IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                                                     APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                 1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses of any of
   the Portfolios                                 N/A      $1,626  $2,531   $5,004   $415    $1,276    $2,181    $4,654
-------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses of any of
   the Portfolios                                 N/A      $1,371  $2,112   $4,202   $329    $1,021    $1,762    $3,852
-------------------------------------------------------------------------------------------------------------------------


3. CONDENSED FINANCIAL INFORMATION

   The information shown in Appendix I is deleted in its entirety and replaced with the information presented later in this Supplement under the heading "Appendix I: Condensed financial information."

CONTRACT FEATURES AND BENEFITS

1. PORTFOLIOS OF THE TRUSTS

   The information in this section of the prospectus is deleted in its entirety and replaced with the following:

   We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, ("AXA FMG") a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


   You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally


   As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


   Some Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


   As described in more detail in the Portfolio prospectuses, the AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"). The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.


   The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

   Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). This may effectively suppress the value of guaranteed benefit(s) that are eligible for periodic benefit base resets because your benefit base is available for resets only when your account value is higher. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

   Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


   Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

      (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

      (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


-------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -                                                               INVESTMENT MANAGER
 CLASS B SHARES                                                        (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                         AS APPLICABLE)                 MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.  .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                               Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.  .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                               Management Group, LLC
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -                                                                      INVESTMENT MANAGER
 CLASS B SHARES                                                               (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                AS APPLICABLE)                 MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of capital,   .   AXA Equitable Funds        (check mark)
  CONSERVATIVE-PLUS  with a greater emphasis on current income.                   Management Group, LLC
  ALLOCATION
--------------------------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and      .   AXA Equitable Funds        (check mark)
  ALLOCATION         current income.                                              Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and      .   AXA Equitable Funds        (check mark)
  ALLOCATION         current income, with a greater emphasis on capital           Management Group, LLC
                     appreciation.
--------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/          Seeks to achieve a high total return through a           .   AXA Equitable Funds
  MULTI-SECTOR BOND  combination of current income and capital appreciation.      Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of capital.            .   AXA Equitable Funds
  CAP GROWTH                                                                      Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------
CHARTER/SM /SMALL    Seeks to achieve long-term growth of capital.            .   AXA Equitable Funds
  CAP VALUE                                                                       Management Group, LLC
--------------------------------------------------------------------------------------------------------------------------


 EQ ADVISORS TRUST -                                                              INVESTMENT MANAGER
 CLASS IB SHARES                                                                  (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME       OBJECTIVE                                                   AS APPLICABLE)                 MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP      Seeks to achieve long-term growth of capital.               .   AllianceBernstein L.P.
  GROWTH/(1)/
------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN          Seeks to maximize income while maintaining prospects        .   AXA Equitable Funds        (check mark)
  BALANCED MANAGED    for capital appreciation with an emphasis on risk-adjusted      Management Group, LLC
  VOLATILITY          returns and managing volatility in the Portfolio.           .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL    Seeks to achieve long-term total return with an emphasis    .   AXA Equitable Funds        (check mark)
  CAP VALUE MANAGED   on risk-adjusted returns and managing volatility in the         Management Group, LLC
  VOLATILITY          Portfolio.                                                  .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Franklin Advisory
                                                                                      Services, LLC
------------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN          Primarily seeks capital appreciation and secondarily seeks  .   AXA Equitable Funds        (check mark)
  TEMPLETON           income.                                                         Management Group, LLC
  ALLOCATION
  MANAGED VOLATILITY
------------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY     Seeks to achieve long-term capital appreciation with an     .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY  emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                      in the Portfolio.                                           .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Morgan Stanley Investment
                                                                                      Management Inc.
                                                                                  .   Oppenheimer Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                             INVESTMENT MANAGER
 CLASS IB SHARES                                                                 (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME       OBJECTIVE                                                  AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL     Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds        (check mark)
  CORE MANAGED        emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  VOLATILITY          in the Portfolio.                                          .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   EARNEST Partners, LLC
                                                                                 .   Massachusetts Financial
                                                                                     Services Company d/b/a
                                                                                     MFS Investment Management
                                                                                 .   Hirayama Investments, LLC
                                                                                 .   WHV Investments
-----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL     Seeks to provide current income and long-term growth of    .   AXA Equitable Funds        (check mark)
  VALUE MANAGED       income, accompanied by growth of capital with an               Management Group, LLC
  VOLATILITY          emphasis on risk-adjusted returns and managing volatility  .   BlackRock Investment
                      in the Portfolio.                                              Management, LLC
                                                                                 .   Northern Cross, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE    Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY  emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                      in the Portfolio.                                          .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Capital Guardian Trust
                                                                                     Company
                                                                                 .   Institutional Capital LLC
                                                                                 .   Thornburg Investment
                                                                                     Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP         Seeks to provide long-term capital growth with an          .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED      emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  VOLATILITY          in the Portfolio.                                          .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Marsico Capital
                                                                                     Management, LLC
                                                                                 .   T.Rowe Price Associates,
                                                                                     Inc.
                                                                                 .   Wells Capital Mangement,
                                                                                     Inc.
-----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY  emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                      in the Portfolio.                                              Management Group, LLC
                                                                                 .   BlackRock Investment
                                                                                     Management, LLC
                                                                                 .   Massachusetts Financial
                                                                                     Services Company d/b/a
                                                                                     MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 EQ
 ADVISORS
 TRUST -
 CLASS IB                                                      INVESTMENT
 SHARES                                                        MANAGER
                                                               (OR
 PORTFOLIO                                                     SUB-ADVISER(S),                    VOLATILITY
 NAME          OBJECTIVE                                       AS APPLICABLE)                     MANAGEMENT
---------------------------------------------------------------------------------------------------------------
               Seeks to achieve capital appreciation.          .
  AXA/LOOMIS                                                       Loomis, Sayles & Company, L.P.
  SAYLES
  GROWTH
---------------------------------------------------------------------------------------------------------------
AXA MID        Seeks to achieve long-term capital              .   AXA                            (check mark)
  CAP          appreciation with an emphasis on risk-              Equitable
  VALUE        adjusted returns and managing volatility in         Funds
  MANAGED      the Portfolio.                                      Management
  VOLATILITY                                                       Group, LLC
                                                               .   BlackRock
                                                                   Investment
                                                                   Management,
                                                                   LLC
                                                               .   Wellington
                                                                   Management
                                                                   Company,
                                                                   LLP
---------------------------------------------------------------------------------------------------------------
AXA            Seeks to achieve capital appreciation, which    .   AXA                            (check mark)
  MUTUAL       may occasionally be short-term, with an             Equitable
  LARGE        emphasis on risk-adjusted returns and               Funds
  CAP          managing volatility in the Portfolio.               Management
  EQUITY                                                           Group, LLC
  MANAGED                                                      .   BlackRock
  VOLATILITY                                                       Investment
                                                                   Management,
                                                                   LLC
                                                               .   Franklin
                                                                   Mutual
                                                                   Advisers,
                                                                   LLC
---------------------------------------------------------------------------------------------------------------
AXA            Seeks to achieve long-term capital growth       .   AXA                            (check mark)
  TEMPLETON    with an emphasis on risk-adjusted returns           Equitable
  GLOBAL       and managing volatility in the Portfolio.           Funds
  EQUITY                                                           Management
  MANAGED                                                          Group, LLC
  VOLATILITY                                                   .   BlackRock
                                                                   Investment
                                                                   Management,
                                                                   LLC
                                                               .   Templeton
                                                                   Investment
                                                                   Coun- sel,
                                                                   LLC
---------------------------------------------------------------------------------------------------------------
               Seeks to achieve capital appreciation and       .   BlackRock
  EQ/BLACKROCK secondarily, income.                                Investment
  BASIC                                                            Management,
  VALUE                                                            LLC
  EQUITY
---------------------------------------------------------------------------------------------------------------
EQ/BOSTON      Seeks a combination of growth and income        .   Boston
  ADVISORS     to achieve an above-average and consistent          Advisors,
  EQUITY       total return.                                       LLC
  INCOME
---------------------------------------------------------------------------------------------------------------
               Seeks to achieve long-term capital              .   Calvert
  EQ/CALVERT   appreciation.                                       Investment
  SOCIALLY                                                         Management
  RESPONSIBLE                                                      Inc.
---------------------------------------------------------------------------------------------------------------
               Seeks to achieve long-term growth of            .   Capital
  EQ/CAPITAL   capital.                                            Guardian
  GUARDIAN                                                         Trust
  RESEARCH                                                         Company
---------------------------------------------------------------------------------------------------------------
EQ/COMMON      Seeks to achieve a total return before          .
  STOCK        expenses that approximates the total return         AllianceBernstein
  INDEX        performance of the Russell 3000(R) Index,           L.P.
               including reinvestment of dividends, at a
               risk level consistent with that of the Russell
               3000(R) Index.
---------------------------------------------------------------------------------------------------------------
EQ/CORE        Seeks to achieve a total return before          .   SSgA Funds
  BOND         expenses that approximates the total return         Management,
  INDEX        performance of the Barclays Intermediate U.S.       Inc.
               Government/Credit Index, including
               reinvestment of dividends, at a risk level
               consistent with that of the Barclays
               Intermediate U.S. Government/Credit Index.
---------------------------------------------------------------------------------------------------------------
EQ/EQUITY      Seeks to achieve a total return before          .
  500          expenses that approximates the total return         AllianceBernstein
  INDEX        performance of the Standard & Poor's 500            L.P.
               Composite Stock Price Index, including
               reinvestment of dividends, at a risk level
               consistent with that of the Standard &
               Poor's 500 Composite Stock Price Index.
---------------------------------------------------------------------------------------------------------------
EQ/GAMCO       Seeks to achieve capital appreciation.          .   GAMCO
  MERGERS                                                          Asset
  AND                                                              Management,
  ACQUISITIONS                                                     Inc.
---------------------------------------------------------------------------------------------------------------
EQ/GAMCO       Seeks to maximize capital appreciation.         .   GAMCO
  SMALL                                                            Asset
  COMPANY                                                          Management,
  VALUE                                                            Inc.
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                               INVESTMENT MANAGER
 CLASS IB SHARES                                                                   (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME       OBJECTIVE                                                    AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS   Seeks to achieve capital growth and current income.          .   AXA Equitable Funds
                                                                                       Management Group, LLC
                                                                                   .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   First International
                                                                                       Advisors, LLC
                                                                                   .   Wells Capital Management,
                                                                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE       Seeks to achieve a total return before expenses that         .   AXA Equitable Funds
  GOVERNMENT BOND     approximates the total return performance of the Barclays        Management Group, LLC
                      Intermediate U.S. Government Bond Index, including           .   SSgA Funds Management,
                      reinvestment of dividends, at a risk level consistent with       Inc.
                      that of the Barclays Intermediate U.S. Government Bond
                      Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL      Seeks to achieve a total return (before expenses) that       .   AllianceBernstein L.P.
  EQUITY INDEX        approximates the total return performance of a composite
                      index comprised of 40% DJ EURO STOXX 50 Index, 25%
                      FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                      200 Index, including reinvestment of dividends, at a risk
                      level consistent with that of the composite index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK   Seeks to achieve capital growth and income.                  .   Invesco Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE     Seeks to achieve long-term capital appreciation.             .   J.P. Morgan Investment
  OPPORTUNITIES                                                                        Management Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH   Seeks to achieve a total return before expenses that         .   AllianceBernstein L.P.
  INDEX               approximates the total return performance of the Russell
                      1000(R) Growth Index, including reinvestment of dividends
                      at a risk level consistent with that of the Russell 1000(R)
                      Growth Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE    Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
  INDEX               approximates the total return performance of the Russell         Inc.
                      1000(R) Value Index, including reinvestment of dividends,
                      at a risk level consistent with that of the Russell 1000(R)
                      Value Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MFS                Seeks to achieve capital appreciation.                       .   Massachusetts Financial
  INTERNATIONAL                                                                        Services Company d/b/a
  GROWTH/ /                                                                            MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX      Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
                      approximates the total return performance of the                 Inc.
                      Standard & Poor's Mid Cap 400 Index, including
                      reinvestment of dividends, at a risk level consistent with that of the Standard & Poor's Mid Cap 400 Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET       Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                      its assets and maintain liquidity.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY     Seeks to achieve capital growth.                             .   Morgan Stanley Investment
  MID CAP GROWTH                                                                       Management Inc.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                               INVESTMENT MANAGER
 CLASS IB SHARES                                                                   (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME       OBJECTIVE                                                    AS APPLICABLE)                 MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER        Seeks to achieve capital appreciation.                       .   OppenheimerFunds, Inc.
  GLOBAL
-----------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA        Seeks to generate a return in excess of traditional money    .   Pacific Investment
  SHORT BOND          market products while maintaining an emphasis on                 Management Company LLC
                      preservation of capital and liquidity.
-----------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS  Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                      moderate risk to capital.                                    .   AXA Equitable Funds
                                                                                       Management Group, LLC
                                                                                   .   Pacific Investment
                                                                                       Management Company LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY      Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX               the total return of the Russell 2000 Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE      Seeks to achieve long-term capital appreciation and          .   T. Rowe Price Associates,
  GROWTH STOCK        secondarily, income.                                             Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND     Seeks to achieve total return through capital appreciation   .   UBS Global Asset
  INCOME              with income as a secondary consideration.                        Management (Americas) Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO        Seeks to achieve long-term capital growth.                   .   Wells Capital Management,
  OMEGA GROWTH                                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER          Seeks to achieve long-term growth of capital.                .   AllianceBernstein L.P.
  AGGRESSIVE EQUITY                                                                .   AXA Equitable Funds
                                                                                       Management Group, LLC
                                                                                   .   ClearBridge Investments,
                                                                                       LLC
                                                                                   .   Marsico Capital
                                                                                       Management, LLC
                                                                                   .   Scotia Institutional
                                                                                       Asset Management US, Ltd.
                                                                                   .   T. Rowe Price Associates,
                                                                                       Inc.
                                                                                   .   Westfield Capital
                                                                                       Management Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE     Seeks to achieve a balance of high current income and        .   AXA Equitable Funds
  BOND                capital appreciation, consistent with a prudent level of         Management Group, LLC
                      risk.                                                        .   BlackRock Financial
                                                                                       Management, Inc.
                                                                                   .   DoubleLine Capital L.P.
                                                                                   .   Pacific Investment
                                                                                       Management Company LLC
                                                                                   .   SSgA Funds Management,
                                                                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                 INVESTMENT MANAGER
 CLASS IB SHARES                                                     (OR SUB-ADVISER(S),            VOLATILITY
 PORTFOLIO NAME       OBJECTIVE                                      AS APPLICABLE)                 MANAGEMENT
---------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID      Seeks to achieve long-term growth of capital.  .   AllianceBernstein L.P.
  CAP GROWTH                                                         .   AXA Equitable Funds
                                                                         Management Group, LLC
                                                                     .   BlackRock Investment
                                                                         Management, LLC
                                                                     .   Franklin Advisers, Inc.
                                                                     .   Wellington Management
                                                                         Company, LLP
---------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID      Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds
  CAP VALUE                                                              Management Group, LLC
                                                                     .   BlackRock Investment
                                                                         Management, LLC
                                                                     .   Diamond Hill Capital
                                                                         Management, Inc.
                                                                     .   Knightsbridge Asset
                                                                         Management, LLC
                                                                     .   Lord, Abbett & Co. LLC
---------------------------------------------------------------------------------------------------------------
MULTIMANAGER          Seeks to achieve long-term growth of capital.  .   Allianz Global Investors
  TECHNOLOGY                                                             U.S. LLC
                                                                     .   AXA Equitable Funds
                                                                         Management Group, LLC
                                                                     .   SSgA Funds Management,
                                                                         Inc.
                                                                     .   Wellington Management
                                                                         Company, LLP
---------------------------------------------------------------------------------------------------------------



(1)This information reflects the variable investment option's name change effective on or about May 22, 2015 subject to regulatory approval. The chat below reflects the variable invest option's name in effect until on or about May 22, 2015.



-----------------------------------------------------
  VARIABLE INVESTMENT OPTION NAME UNTIL MAY 22, 2015
-----------------------------------------------------
        EQ/AllianceBernstein Small Cap Growth
-----------------------------------------------------




2. GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

In the subsection, "6% ROLL-UP TO AGE 85", THE FOLLOWING REPLACES THE SECOND AND THIRD PARAGRAPHS:

The effective annual roll-up rate credited to this benefit base is:

..   6% with respect to the variable investment options (other than
    EQ/Intermediate Government Bond, EQ/Money Market, and EQ/PIMCO Ultra Short
    Bond); and

..   3% with respect to the EQ/Intermediate Government Bond, EQ/Money Market,
    and EQ/PIMCO Ultra Short Bond, the fixed maturity options, the guaranteed interest option and the loan reserve account under TSA (if applicable).

The benefit base stops rolling up after the contract anniversary following the annuitant's 85th birthday. As noted above, the effective annual roll-up rate is either 3% or 6%, depending on the investment option(s) selected. You should consider the difference in the roll-up rate when you select investment option(s) and investment programs, such as dollar cost averaging.

3. GUARANTEED MINIMUM INCOME BENEFIT OPTION ("GMIB")

In the subsection, "ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT", the illustration is accurate, but assumes there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market and EQ/PIMCO Ultra Short Bond variable investment options.

TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

1. DISRUPTIVE TRANSFER ACTIVITY

   In this section, the fourth through eighth paragraphs are deleted in their entirety and replaced with the following:

   We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

   As of the date of this prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

   When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

   It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

   Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

2. DOLLAR COST AVERAGING

   In addition to the dollar cost averaging programs described in the prospectus, there is also a General dollar cost averaging program available to you. The following is added to the prospectus:

   GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $2,000, you may choose, at any time, to have amounts transferred from that option to the other variable investment options on a monthly basis. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $50. The maximum amount we will transfer is equal to your value in the EQ/Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

   If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

3. REBALANCING YOUR ACCOUNT VALUE

   The following section is added to the prospectus:

REBALANCING YOUR ACCOUNT VALUE

   Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. Election of either option does not change the general limitation under your contract that no more than 25% of any contribution may be allocated to the guaranteed interest option described above under "Allocating your contributions." To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form, instructing us:

   (a)in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

   (b)how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Election of option II is subject to the 25% allocation restriction into the guaranteed interest option described above under "Transferring your account value," in this section. Transfer restrictions out of the guaranteed interest option may apply in accordance with (a), (b) and (c) under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL BEFORE ELECTING THE PROGRAM.
--------------------------------------------------------------------------------

To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options. We may waive this $5,000 requirement.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

   You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office.

   FOR TSA CONTRACTS WITH OUTSTANDING LOANS ONLY, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the Loan Reserve Account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans under TSA contracts" in "Accessing your money" later in this prospectus.)

CHARGES AND EXPENSES

1. CHARGES THAT THE TRUST DEDUCTS

   This section is deleted and replaced with the following:

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

MORE INFORMATION

1. ABOUT THE TRUST

   The information in this section relating to EQ Advisors Trust is also accurate with regard to AXA Premier VIP Trust.

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

As discussed earlier in this Supplement, Appendix I is deleted in its entirety and replaced with the following.

The following tables show the accumulation unit values and the number of outstanding units for each variable investment option on the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2014.



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2006    2007    2008   2009   2010    2011    2012    2013    2014
--------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $104.54 $ 97.11 $58.31 $73.29 $ 81.84 $ 74.76 $ 84.28 $105.23 $108.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --     11     36      56      50      52      53      50
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $101.50 $102.82 $90.35 $97.99 $103.79 $104.44 $107.86 $111.13 $112.61
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1     21     68     132     188     214     214     202
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $102.29 $100.87 $80.26 $90.69 $ 97.68 $ 95.78 $101.55 $110.55 $112.62
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --     13     55      83     104     114     122     134
--------------------------------------------------------------------------------------------------------------
 AXA GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $113.12 $115.64 $48.70 $72.17 $ 79.43 $ 68.78 $ 79.45 $ 94.44 $ 94.83
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1     14     52      84      90     117     115     101
--------------------------------------------------------------------------------------------------------------
 AXA INTERNATIONAL CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $104.12 $102.01 $55.55 $74.24 $ 80.07 $ 65.68 $ 75.44 $ 87.55 $ 81.06
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --     11     57      84      84      48      40      41
--------------------------------------------------------------------------------------------------------------
 AXA INTERNATIONAL VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $104.70 $ 98.44 $55.41 $71.27 $ 74.65 $ 61.80 $ 71.69 $ 84.47 $ 77.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      7     23      30      34      31      29      28
--------------------------------------------------------------------------------------------------------------
 AXA LARGE CAP CORE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $102.43 $ 95.91 $59.29 $74.07 $ 83.52 $ 78.98 $ 89.68 $116.50 $128.41
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      1      3       3       3       2       3       4
--------------------------------------------------------------------------------------------------------------
 AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $104.10 $103.08 $62.87 $83.73 $ 94.63 $ 90.03 $101.12 $135.19 $148.30
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      1      3       4       6       6       7      21
--------------------------------------------------------------------------------------------------------------
 AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $104.11 $ 88.84 $49.72 $59.13 $ 65.79 $ 61.68 $ 70.56 $ 92.31 $102.31
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1     10     14      16      19      18      19      30
--------------------------------------------------------------------------------------------------------------
 AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $103.66 $ 87.71 $52.34 $70.22 $ 84.92 $ 75.95 $ 88.97 $116.92 $128.01
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      3     22      26      27      25      27      26
--------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2014. (CONTINUED)



-------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------
                                          2006    2007    2008   2009   2010   2011    2012    2013    2014
-------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------
   Unit value                            $102.92 $ 99.38 $74.12 $85.64 $92.96 $ 89.60 $ 96.26 $107.53 $109.40
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       3     51    164    249     327     344     362     383
-------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------
   Unit value                            $103.68 $ 98.88 $66.61 $80.22 $88.37 $ 82.94 $ 91.34 $108.05 $110.72
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      13     44    109    156     179     185     197     198
-------------------------------------------------------------------------------------------------------------
 AXA/FRANKLIN BALANCED MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------
   Unit value                            $102.67 $ 96.80 $65.19 $84.02 $92.35 $ 91.27 $100.25 $113.42 $118.95
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      4     13     16      17      21      30      38
-------------------------------------------------------------------------------------------------------------
 AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------
   Unit value                            $103.24 $ 81.76 $53.77 $68.08 $83.55 $ 74.60 $ 86.07 $116.17 $117.15
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      1      3      5       5       6       5       5
-------------------------------------------------------------------------------------------------------------
 AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------
   Unit value                                 -- $ 94.37 $58.82 $74.62 $81.34 $ 76.76 $ 86.95 $105.86 $110.26
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      3      7     11      13      14      19      28
-------------------------------------------------------------------------------------------------------------
 AXA/LOOMIS SAYLES GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $101.82 $109.93 $72.85 $93.33 $99.74 $101.32 $112.64 $141.57 $150.74
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      2     11     17      18      18      18      16
-------------------------------------------------------------------------------------------------------------
 AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------
   Unit value                            $103.66 $ 92.28 $56.41 $69.70 $77.04 $ 72.69 $ 81.98 $104.65 $113.36
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      2      3      4       5       5       4       4
-------------------------------------------------------------------------------------------------------------
 AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------------------
   Unit value                            $104.20 $ 93.60 $54.70 $70.24 $74.91 $ 67.83 $ 79.93 $100.20 $100.04
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      1      3      8      12      12      17      20
-------------------------------------------------------------------------------------------------------------
 CHARTER/SM/ MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------
   Unit value                            $102.45 $ 99.91 $75.47 $81.72 $86.05 $ 89.29 $ 92.86 $ 90.90 $ 91.91
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      1      8     33      34      49      33      30
-------------------------------------------------------------------------------------------------------------
 CHARTER/SM/ SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $103.48 $ 92.33 $52.78 $70.12 $88.39 $ 73.60 $ 80.94 $118.12 $113.60
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      2      4      5       5       5       9       7
-------------------------------------------------------------------------------------------------------------
 CHARTER/SM/ SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------
   Unit value                            $104.20 $ 84.78 $52.02 $64.94 $79.85 $ 71.74 $ 82.72 $116.59 $109.25
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      1      3      3       3       3       5       5
-------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $103.66 $ 99.28 $54.25 $72.69 $95.65 $ 93.85 $107.11 $146.16 $149.49
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1      4     10     15      18      23      31      34
-------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------
   Unit value                            $104.24 $ 91.70 $57.45 $73.91 $81.95 $ 78.41 $ 87.99 $119.67 $129.65
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1     17     61     98     142     159     183     209
-------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2014. (CONTINUED)



----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------
                                          2006    2007    2008    2009    2010    2011    2012    2013    2014
----------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------
   Unit value                            $104.50 $ 94.66 $ 63.29 $ 69.71 $ 79.65 $ 78.35 $ 91.08 $118.51 $127.17
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       4       8      12      11      16      30      30
----------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $101.26 $101.62 $ 54.97 $ 71.04 $ 78.94 $ 78.17 $ 90.11 $119.53 $134.10
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --       1       1       2       4       5       6
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $102.34 $ 93.93 $ 55.97 $ 72.65 $ 83.08 $ 85.33 $ 98.92 $128.72 $140.47
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      14      34      44      61      82      94     107
----------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $103.98 $ 95.05 $ 52.75 $ 66.85 $ 76.49 $ 75.94 $ 86.68 $113.39 $125.47
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       8      28      46      57      66      86     116
----------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $100.66 $102.18 $ 91.88 $ 93.17 $ 97.32 $100.72 $102.61 $ 99.71 $100.84
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       2      16      29      36      48      43      42
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $103.03 $ 95.03 $ 58.82 $ 73.10 $ 82.57 $ 82.77 $ 94.18 $122.32 $136.47
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      27      77     101     127     157     174     213
----------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $102.27 $ 95.62 $ 81.37 $ 93.71 $101.45 $101.53 $105.52 $115.65 $116.08
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       1       4       9       9       9      12      13
----------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $103.86 $ 94.52 $ 64.72 $ 90.41 $118.42 $112.86 $131.34 $180.43 $183.63
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1      13      46      87     123     144     171     190
----------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $101.77 $108.14 $113.71 $114.50 $120.20 $123.92 $126.92 $122.19 $121.73
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       7      25      45      67      70      64      60
----------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                            $100.25 $105.16 $107.58 $103.82 $106.85 $111.11 $110.79 $107.61 $107.89
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       7      16      26      34      43      33      31
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $105.78 $ 96.39 $ 46.90 $ 58.87 $ 61.16 $ 53.03 $ 60.89 $ 73.04 $ 67.15
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1      20      39      48      51      53      58      58
----------------------------------------------------------------------------------------------------------------
 EQ/INVESCO COMSTOCK
----------------------------------------------------------------------------------------------------------------
   Unit value                            $102.92 $ 90.49 $ 56.35 $ 71.45 $ 81.29 $ 78.68 $ 92.01 $122.69 $131.96
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --       2       5       5       6      11      48
----------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
   Unit value                            $104.18 $ 90.10 $ 53.58 $ 70.01 $ 77.65 $ 72.67 $ 83.28 $111.67 $126.13
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --       4       8      10      11      14      15
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2014. (CONTINUED)



----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------
                                          2006    2007    2008    2009    2010    2011    2012    2013    2014
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $103.07 $104.11 $ 65.52 $ 88.13 $100.91 $102.00 $115.56 $151.19 $167.57
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       1       7       8      11      15      22      27
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $104.08 $ 87.93 $ 37.59 $ 44.23 $ 50.06 $ 49.28 $ 56.74 $ 73.72 $ 81.99
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       1       4       9      33      30      26      31
----------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $105.82 $101.57 $ 59.90 $ 81.17 $ 92.14 $ 81.24 $ 96.02 $107.77 $101.09
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       4      12      18      23      25      28      29
----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $104.66 $ 95.26 $ 47.70 $ 64.19 $ 79.71 $ 76.82 $ 88.82 $116.28 $125.15
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1      28      77      97     102     110     125     134
----------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------
   Unit value                            $100.60 $101.55 $102.39 $101.11 $ 99.85 $ 98.61 $ 97.37 $ 96.15 $ 94.95
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      39      65      62      75      73      72      65
----------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $103.78 $105.71 $ 54.99 $ 85.29 $111.42 $101.56 $109.07 $149.22 $146.31
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       5      26      58      95     111     116     127
----------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------------
   Unit value                            $105.12 $ 95.47 $ 55.87 $ 76.47 $ 86.98 $ 78.50 $ 93.30 $116.40 $117.00
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       1       7      17      29      30      45      66
----------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 99.43 $109.88 $104.12 $111.05 $110.58 $108.99 $109.24 $107.96 $ 96.59
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      22      84      96      85      84      78      --
----------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                            $100.62 $103.54 $ 95.55 $100.08 $105.00 $104.95 $106.39 $102.66 $104.32
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       3      18      36      28      27      25      22
----------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                            $102.91 $ 90.40 $ 58.80 $ 73.24 $ 90.99 $ 86.27 $ 98.42 $133.60 $138.32
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      13      44      56      61      65      72      74
----------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------
   Unit value                            $100.02 $ 97.66 $ 55.74 $ 78.51 $ 90.23 $ 87.38 $102.62 $139.77 $149.94
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       9      38      64      96     126     145     155
----------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
   Unit value                            $102.89 $ 92.64 $ 54.86 $ 71.75 $ 80.11 $ 76.88 $ 85.69 $114.68 $129.61
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       6      16      20      15      15      17      26
----------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $103.62 $ 99.32 $ 71.00 $ 98.37 $113.94 $105.91 $125.95 $172.99 $177.31
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       2      13      20      40      58      77      80
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2014. (CONTINUED)



----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------
                                          2006    2007    2008    2009    2010    2011    2012    2013    2014
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $105.05 $ 99.59 $ 52.44 $ 71.08 $ 82.56 $ 76.41 $ 86.17 $116.70 $127.53
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      11      16      17      18      17      16
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                            $100.50 $106.02 $107.54 $115.05 $120.66 $126.07 $131.31 $126.61 $129.72
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       2      23      63      82     111     102      95
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $103.27 $ 98.14 $ 54.68 $ 76.55 $ 95.92 $ 87.26 $ 99.47 $137.69 $142.58
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       1       5       9       9       8      10      10
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $102.93 $ 88.13 $ 55.86 $ 79.65 $ 98.25 $ 84.09 $ 95.34 $127.66 $132.79
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       1       9      14      14      12      12      12
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $104.68 $103.56 $ 54.24 $ 84.88 $ 98.66 $ 92.73 $103.86 $139.07 $155.94
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       3      10      17      18      19      18      20
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

In the second paragraph, the example is accurate, but assumes there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market and EQ/PIMCO Ultra Short Bond variable investment options, in addition to the assumptions listed.

                                     III-1

                 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

The hypothetical illustrations in the prospectus are deleted and replaced with the following:

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll-Up to Age 85 or the Annual Ratchet to age 85" guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an EQUI-VEST(R) At Retirement/SM/ contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.27)%, 3.73% for the EQUI-VEST(R) At Retirement/SM/ contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 Guaranteed minimum death benefit charge and the Guaranteed minimum income benefit charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.27% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options./(1)/ In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially.
----------
(1)The arithmetic average of the fees and expenses deducted from the assets of the underlying portfolios used in this illustration is the higher of the arithmetic average of such fees as of May 1, 2014 and as of June 20, 2014, following the completion of all changes to the underlying portfolios as described in this prospectus.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
EQUI-VEST(R) AT RETIREMENT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6% ROLL-UP
                                             TO AGE 85 OR THE                          LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET                            GUARANTEED MINIMUM GUARANTEED MINIMUM
    CONTRACT                                 TO AGE 85 GUARANTEED                      INCOME BENEFIT:    INCOME BENEFIT:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT TOTAL DEATH BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
               0%      6%      0%      6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 100,000 100,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
61      1     96,405 102,405  96,405 102,405 106,000    106,000    106,000   106,000      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
62      2     92,812 104,820  92,812 104,820 112,360    112,360    112,360   112,360      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
63      3     89,217 107,241  89,217 107,241 119,102    119,102    119,102   119,102      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
64      4     85,613 109,663  85,613 109,663 126,248    126,248    126,248   126,248      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
65      5     81,997 112,081  81,997 112,081 133,823    133,823    133,823   133,823      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
66      6     78,363 114,488  78,363 114,488 141,852    141,852    141,852   141,852      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
67      7     74,704 116,879  74,704 116,879 150,363    150,363    150,363   150,363      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
68      8     71,016 119,247  71,016 119,247 159,385    159,385    159,385   159,385      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
69      9     67,292 121,583  67,292 121,583 168,948    168,948    168,948   168,948      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
70     10     63,526 123,879  63,526 123,879 179,085    179,085    179,085   179,085   10,584    10,584   10,584    10,584
-----------------------------------------------------------------------------------------------------------------------------
75     15     43,819 134,421  43,819 134,421 239,656    239,656    239,656   239,656   15,362    15,362   15,362    15,362
-----------------------------------------------------------------------------------------------------------------------------
80     20     21,915 142,227  21,915 142,227 320,714    320,714    320,714   320,714   21,841    21,841   21,841    21,841
-----------------------------------------------------------------------------------------------------------------------------
85     25          0 145,107       0 145,107       0    429,187          0   429,187   39,700    39,700   39,700    39,700
-----------------------------------------------------------------------------------------------------------------------------
90     30          0 145,364       0 145,364       0    429,187          0   429,187      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------
95     35          0 145,672       0 145,672       0    429,187          0   429,187      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


   Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.


EQUI-VEST(R) At Retirement/SM/ is issued by and is a registered service mark of
                     AXA Equitable Life Insurance Company.
 Co-distributed by affiliates AXA Advisors, LLC and/or AXA Distributors, LLC,
                          1290 Avenue of the Americas
                              New York, NY 10104.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                 212-554-1234

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) The following Financial Statements are included in Part B of the Registration Statement:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account A are included in the Statement of Additional Information.

         (b)    Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

         1.     Board of Directors Resolutions.

                (a) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with Registration Statement No. 2-30070 on October 27, 1987, refiled electronically on July 10, 1998, and incorporated herein by reference.

                (b) Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, previously filed with Registration Statement No. 2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

         2.     Custodial Agreements. Not applicable.

         3.     Underwriting Contracts.

                (a) Distribution and Servicing Agreement dated as of May 1, 1994 among EQ Financial Consultants, Inc. (now AXA Advisors, LLC), Equitable and Equitable Variable incorporated herein by reference to Exhibit 1-A(8) to Registration Statement on Form S-6, (File
                        No. 333-17663), filed on December 11, 1996.

                (b) Distribution Agreement dated January 1, 2000, for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries previously filed with Registration Statement (File
                        No. 2-30070) on April 19, 2001, and incorporated herein by reference.

                (c) Transition Agreement dated January 1, 2000, for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States previously filed with Registration Statement (File
                        No. 2-30070) on April 19, 2001, and incorporated herein by reference.

                (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File No. 2-30070) on April 19, 2004, and incorporated herein by reference.

                (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement (File No. 333-05593) on April 24, 2012.

                (d)(ii) Second Amendment dated as of January 1, 2004 to General
                        Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement (File No. 333-05593) on April 24, 2012.

                (d)(iii)Third Amendment dated as of July 19, 2004 to General
                        Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (d)(iv) Fourth Amendment dated as of November 1, 2004 to
                        General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File
                        No. 333-127445), filed on August 11, 2005.

                (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File
                        No. 333-05593), filed on April 24, 2012.

                (d)(vi)Sixth Amendment, dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

               (d)(vii)Seventh Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 3(r), filed on April 20, 2009.

              (d)(viii)Eighth Amendment dated as of November 1, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 3(s), filed on April 20, 2009.

                (d)(ix)Ninth Amendment dated as of November 1, 2011 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the
                       United States) and AXA Network, LLC and
                       its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4
                       (File No. 333-05593) filed on April 24,
                       2012.

                (d)(x) Tenth Amendment dated as of November 1, 2013, to General
                       Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

                (d)(xi)Eleventh Amendment dated as of November 1, 2013, to
                       General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

               (d)(xii)Twelfth Amendment dated as of November 1, 2013, to
                       General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

              (d)(xiii)Form of Thirteenth Amendment dated as of [          ] to
                       General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-2-30070), filed on April 21, 2015.

                (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration
                       Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration
                       Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

         4.     Contracts. (Including Riders and Endorsements)

                (a) Form of group annuity contract No. 1050-94IC, incorporated herein by reference to Exhibit 4.(a) to Registration Statement File No. 33-83750 on Form N-4 filed on February 27, 1998.

                (b) Forms of group annuity Certificate Nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit 4.(b) to Registration Statement File No. 33-83750 on Form N-4 filed on February 27, 1998.

                (c) Form of Endorsement Applicable to Fixed Maturity Options (Form 2006FMOEQV) incorporated herein by reference to this Registration Statement on Form N-4
                       (File No. 333-141082) filed on July 13,
                       2007.

         5.     Applications.

                (a) Form of Deferred Variable Annuity Application for IRA and NQ (Form No. 180-3005), previously filed with Registration Statement No. 333-137052 on Form N-4 on December 6, 2006, and incorporated herein by reference.

                (b) Form of Deferred Variable Annuity Application for TSA (Form No. 180-3006), previously filed with Registration Statement No. 333-137052 on Form N-4 on December 6, 2006, and incorporated herein by reference.

         6.     Depositor's Certificate of Incorporation And By-Laws.

                (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed on April 24, 2012.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File
                       No. 333-05593), filed on April 20, 2006.

         7.     Reinsurance Contracts. Not Applicable.

                Form of Reinsurance Agreement between The Equitable Life Assurance Society of the United States and Reinsurance Company previously filed with Registration Statement on Form N-4 (File No. 2-30070) on April 25, 2001.

         8.     Participation Agreements.

                (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

                (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

                (a)(ii)Amendment No. 2, dated July 9, 2004, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

               (a)(iii)Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv)Amendment No. 4, dated May 1, 2005, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

                (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

               (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

              (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

               (a)(xii)Amendment No. 12, dated September 29, 2009, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

              (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xiv)Amendment No. 14, dated December 15, 2010, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xv)Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

               (a)(xvi)Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors dated July 15,2002, incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

              (a)(b)(i)Second Amended and Restated Participation Agreement
                       among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

             (a)(b)(ii)Amendment No. 1 dated as of June 4, 2013 to the Second
                       Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

            (a)(b)(iii)Amendment No. 2 dated as of October 21, 2013 to the
                       Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

             (a)(b)(iv)Amendment No. 3, dated as of April 4, 2014 ("Amendment
                       No. 3"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

              (a)(b)(v)Amendment No. 4, dated as of June 1, 2014 ("Amendment
                       No. 4"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

             (a)(b)(vi)Amendment No. 5, dated as of July 16, 2014 ("Amendment
                       No. 5"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") "), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

                (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (b)(i) Amendment No. 1, dated as of August 1, 2003 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

                (b)(ii)Amendment No. 2, dated as of May 1, 2006 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

               (b)(iii)Amendment No. 3, dated as of May 25, 2007 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

                (b)(iv)Amended and Restated Participation Agreement among the
                       Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

                (b)(v) Amendment No. 1 dated as of October 21, 2013, to the
                       Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

                (b)(vi)Amendment No. 2, dated as of April 18, 2014 ("Amendment
                       No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

               (b)(vii)Amendment No. 3, dated as of July 8, 2014 ("Amendment
                       No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

              (b)(viii)Amendment No. 4, dated as of December 10, 2014
                       ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

         9.     Legal Opinion.

                Opinion and Consent of Shane Daly, Esq. Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.    Other Opinions.

                (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b)    Powers of Attorney, filed herewith.

         11.    Omitted Financial Statements. Not applicable.

         12.    Initial Capital Agreements. Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
------------------              --------------------------
DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
1670 Stephens Drive
Wayne, PA 19087

Danny L. Hale                   Director
9103 Alta Drive, Unit 1105
Las Vegas, NV 89145

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                   Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                   Chairman of the Board, Chief Executive
                                Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem           Senior Executive Director and General
                          Counsel

*Heinz-Juergen Schwering  Senior Executive Director and Chief Risk
                          Officer

*Anders B. Malmstrom      Senior Executive Director and Chief
                          Financial Officer

*Salvatore Piazzolla      Senior Executive Director and Chief Human
                          Resources Officer

*Priscilla Sims Brown     Senior Executive Director and Chief
                          Marketing Officer

*Joshua E. Braverman      Senior Executive Director and Treasurer

*Anthony F. Recine        Managing Director, Chief Compliance Officer
                          and Deputy General Counsel

*Sharon A. Ritchey        Senior Executive Director and Chief
                          Operating Officer

*Michael B. Healy         Executive Director and Chief Information
                          Officer

*Andrea M. Nitzan         Executive Director, Chief Accounting
                          Officer and Controller

*Nicholas B. Lane         Senior Executive Director and Head of U.S.
                          Life and Retirement

*Kevin Molloy             Senior Executive Director

*Keith Floman             Managing Director and Chief Actuary

*David Kam                Managing Director and Actuary

*Michel Perrin            Managing Director and Actuary

*Karen Field Hazin        Lead Director, Secretary and Associate
                          General Counsel

*Naomi J. Weinstein       Lead Director

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                 Separate Account A of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

                 AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 (a) The 2014 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26(a) to the Registration Statement
(File No. 333-202147) on Form N-4 filed February 18, 2015.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2014 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-202147) on Form N-4 filed February 18, 2015.

Item 27. Number of Contractowners

         As of March 31, 2015, there were 0 Qualified Contract Owners and 0 Non-Qualified Contract Owners offered by the Registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

                The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4    Indemnification of Directors, Officers and Employees.

                (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                       (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                       (ii) any person made or threatened to be made a party to
                            any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                       (iii)the related expenses of any such person in any of
                            said categories may be advanced by the Company.

                (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

         (c)    Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable and MONY Life Insurance Company of America, is a principal underwriter for Separate Accounts 49, 70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. In addition, AXA Advisors is a principal underwriter for AXA Equitable's Separate Accounts 45, 301 and I. The principal business address of AXA Advisors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors LLC.

AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*David Karr                        Director, Chairman of the Board and Chief
                                   Executive Officer

*Christine Nigro                   Director and Vice Chairman of the Board

*Frank Massa                       Director, President and Chief Operating
                                   Officer

*Nicholas B. Lane                  Director and Chief Retirement Savings
                                   Officer

*Lawrence Adkins, Jr.              Senior Vice President and Divisional
                                   President

*Susan LaVallee                    Senior Vice President

*George Papazicos                  Senior Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Investment Advisor Chief Compliance
                                   Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Compliance
                                   Officer

*Yun Zhang                         Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Page Pennell                      Vice President

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Manish Agarwal                    Director

*Anders B. Malmstrom               Director

*James Mellin                      Chief Sales Officer

*Kevin Molloy                      Senior Vice President

*Sharon A. Ritchey                 Director

*Francesca Divone                  Secretary

        (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 are maintained by AXA Equitable at 1290 Avenue of the Americas, New York, NY 10104, 135 West 50th Street, New York, NY 10020 and 500 Plaza Drive, Secaucus, NJ 07096.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         AXA Equitable hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, in such case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective contracts.

         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                                  SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Amendment to the Registration Statement and has duly caused this Amendment to this Registration Statement to be signed on its behalf, in the City and State of New York, on the 21st day of April, 2015.

                                             SEPARATE ACCOUNT A OF
                                             AXA EQUITABLE LIFE INSURANCE
                                             COMPANY
                                                        (Registrant)

                                             By:  AXA Equitable Life Insurance
                                                  Company
                                                        (Depositor)

                                             By:  /s/ Shane Daly
                                                  ------------------------------
                                                  Shane Daly
                                                  Vice President and Associate
                                                  General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 21st day of April, 2015.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

 PRINCIPAL EXECUTIVE OFFICER:

 *Mark Pearson                          Chairman of the Board, Chief
                                        Executive Officer, Director and
                                        President

 PRINCIPAL FINANCIAL OFFICER:

 *Anders B. Malmstrom                   Senior Executive Director
                                        and Chief Financial Officer

 PRINCIPAL ACCOUNTING OFFICER:

 *Andrea M. Nitzan                      Executive Director, Chief Accounting
                                        Officer and Controller

*DIRECTORS:

Henri de Castries            Danny L. Hale   Bertram Scott
Ramon de Oliveira            Peter S. Kraus  Lorie A. Slutsky
Denis Duverne                Mark Pearson    Richard C. Vaughan
Barbara Fallon-Walsh

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      April 21, 2015

                                 EXHIBIT INDEX

EXHIBIT NO.                                                          TAG VALUE
-----------                                                          ---------

  9          Opinion and Consent of Counsel                          EX-99.9

  10(a)      Consent of PricewaterhouseCoopers LLP                   EX-99.10a

  10(b)      Powers of Attorney                                      EX-99.10b